                        Schedule 14A
                        (Rule 14a-101)

           INFORMATION REQUIRED IN PROXY STATEMENT

                  SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                  Act of 1934, as amended.


Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]     Preliminary proxy statement
[x]     Definitive proxy statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                Entertainment/Media Acquisition Corporation
             (Name of Registrant as Specified in its Charter)


                        Jeffrey A. Rochlis
           (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check appropriate box):

[ ]     $125  per Exchange Act Rule 0-11(c) (1) (ii), 14a-6(i) (1),
        or 14a-6(j) (2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i) (3).
[ ]     Fee computed on table below per Exchange Act Rule 14a-6(i) (4) and
        0-11:

        (1)  Title of each class of securities to which transaction applies:
        (2)  Aggregate number of securities to which transaction applies:
        (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on


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             which the filing fee is calculated and state how it was
             determined):
        (4)  Proposed maximum aggregate amount of transaction:
        (5)  Total fee paid:

[x]     Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset by exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:
        (2)  Form, schedule or registration statement no.:
        (3)  Filing party:
        (4)  Date filed:



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



                  ENTERTAINMENT/MEDIA ACQUISITION CORPORATION


                                                            September 25, 1996


To the Stockholders of Entertainment/Media Acquisition Corporation:


   The special meeting in lieu of the annual meeting ("EMAC Meeting") of the stockholders of Entertainment/Media Acquisition Corporation (respectively, the "EMAC Stockholders" and "EMAC") will be held on October 25, 1996 at 10:00 a.m. local time, at the offices of Rosenfeld, Meyer & Susman, 9601 Wilshire Boulevard, 4th Floor, Beverly Hills, California 90210. At this meeting, you will be asked:

     1. to consider and act upon a proposal to approve an Agreement of Merger, as amended ("Merger Agreement"), providing for the merger ("Merger") of Overseas Filmgroup, Inc. ("Overseas Filmgroup"), a Delaware corporation, with and into EMAC;


     2. to elect two Class I, two Class II and three Class III directors to hold office commencing upon the effective time of the Merger until the 1997, 1998 and 1999 Annual Meetings of Stockholders, respectively, or until their respective successors have been duly elected and qualified;

     3. to consider and act upon a proposal to approve amendments to, and restatement of, EMAC's Certificate of Incorporation to, among other things, change its name to "Overseas Filmgroup, Inc.," increase the authorized capital stock and enact certain anti-takeover provisions;

     4. to consider and act upon a proposal to approve the 1996 Basic Stock Option and Stock Appreciation Rights Plan;

     5. to consider and act upon a proposal to approve the 1996 Special Stock Option Plan and Agreement; and

     6. to ratify and approve the appointment of Price Waterhouse LLP as independent accountants for 1996.


   If the Merger is not consummated, the current directors of EMAC will continue as the directors of EMAC, the EMAC Certificate of Incorporation will not be amended and restated, and the 1996 Basic Stock Option and Stock Appreciation Rights Plan and the 1996 Special Stock Option Plan and Agreement will not be implemented, notwithstanding stockholder approval of such proposals. In addition, pursuant to its Restated Certificate of Incorporation, if a Business Combination (as defined in the accompanying Proxy Statement) is not consummated by February 16, 1997, EMAC will be liquidated.


   Upon the Merger, the outstanding Overseas Filmgroup common stock ("Overseas Common Stock") will be converted into an aggregate of (i) 3,177,778 shares of EMAC Common Stock, par value $.001 per share ("EMAC Common Stock"), (ii) $1,500,000 in cash, subject to adjustment in certain circumstances, and (iii) a secured promissory note in the amount of $2,000,000. No fractional share of EMAC Common Stock will be issued as a result of the Merger. Each holder of Overseas Common Stock who is entitled to receive a fractional share of EMAC Common Stock will receive one whole share of EMAC Common Stock for such fraction. In addition, the two principal stockholders and senior executive officers of Overseas Filmgroup will be granted options, upon consummation of the Merger, to purchase an aggregate of 2,200,000 shares of EMAC Common Stock pursuant to the 1996 Special Stock Option Plan and Agreement. All of the foregoing is more fully described in the attached Proxy Statement, which you are encouraged to read in its entirety.

   The affirmative vote of the holders of a majority of the outstanding shares of EMAC Common Stock is required to approve the Merger Agreement; provided, however, that if the holders of 20% or more of the shares of EMAC Common Stock, excluding those persons who were stockholders prior to the consummation of EMAC's initial public offering (the "Initial Stockholders" and the "IPO," respectively), vote against the approval of the Merger Agreement and exercise their redemption rights, the Merger will not be consummated. The Initial Stockholders, who own an aggregate of approximately 19% of the outstanding shares of EMAC Common Stock and who are the directors and executive officers of EMAC,


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


have agreed to vote their shares of EMAC Common Stock (i) in accordance with the majority in interest of all other EMAC Stockholders on the proposal to approve the Merger Agreement and (ii) in favor of the other proposals being submitted to the EMAC Stockholders. EMAC Stockholders who vote against the Merger Agreement have the right to demand that EMAC redeem their shares of EMAC Common Stock for cash if the Merger is approved and consummated. Under Delaware law, EMAC Stockholders also have a statutory right of appraisal. These redemption and appraisal rights are more fully described in the attached Proxy Statement.

   After careful consideration of the terms and conditions of the proposed Merger Agreement, the Board of Directors of EMAC has determined that the Merger Agreement and the transactions contemplated thereby are in the best interests of EMAC and its stockholders. The Board of Directors of EMAC unanimously recommends that its stockholders vote "FOR" the approval and adoption of the Merger Agreement and the transactions contemplated thereby and the other proposals being submitted to the EMAC Stockholders. As described in the Proxy Statement under "Conflicts of Interest," certain members of the Board of the Directors of EMAC have various conflicts of interest arising out of certain agreements with EMAC and their ownership of EMAC Common Stock.


   Enclosed is a Notice of EMAC Meeting and a Proxy Statement, which also serves as EMAC's 1995 Annual Report to Stockholders, containing detailed information concerning the Merger Agreement and the transactions contemplated thereby. Whether or not you plan to attend the EMAC Meeting, we urge you to read this material carefully. Your vote is important. We request that you mark, date, sign and return the enclosed proxy as soon as possible. An EMAC Stockholder who executes and returns a proxy has the power to revoke it at any time before it is voted by providing written notice thereof to the Secretary of EMAC, by submitting a subsequent proxy, or by voting in person at the EMAC Meeting. The giving of a proxy does not affect a stockholder's right to attend and vote in person at the EMAC Meeting. A stockholder's presence at the EMAC Meeting without further action, however, will not in itself revoke the stockholder's proxy.


                                          Sincerely,


                                          /s/ Stephen K. Bannon
                                          Stephen K. Bannon
                                          Chairman of the Board


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



                  ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


   NOTICE IS HEREBY GIVEN that the special meeting in lieu of the annual meeting (the "EMAC Meeting") of the stockholders of Entertainment/Media Acquisition Corporation (respectively, the "EMAC Stockholders" and "EMAC") will be held on October 25, 1996 at 10:00 a.m., local time, at the offices of Rosenfeld, Meyer & Susman, 9601 Wilshire Boulevard, 4th Floor, Beverly Hills, California 90210, for the following purposes:

     1. To consider and act upon a proposal to approve an Agreement of Merger, as amended ("Merger Agreement"), providing for the merger ("Merger") of Overseas Filmgroup, Inc. ("Overseas Filmgroup"), a Delaware corporation, with and into EMAC. As a result of the Merger, the outstanding shares of Overseas Common Stock will be converted into an aggregate of (i) 3,177,778 shares of EMAC Common Stock, par value $.001 per share (the "EMAC Common Stock"), (ii) $1,500,000 in cash, subject to adjustment in certain circumstances, and (iii) a secured promissory note in the amount of $2,000,000.


     2. To elect two Class I, two Class II, and three Class III directors to hold office commencing upon the effective time of the Merger until the 1997, 1998 and 1999 annual meetings of stockholders, respectively, or until their respective successors have been duly elected and qualified.

     3. To consider and act upon a proposal to approve amendments to, and restatement of, EMAC's Certificate of Incorporation to, among other things, change its name "Overseas Filmgroup, Inc.," increase the authorized capital stock and enact certain anti-takeover provisions.

     4. To consider and act upon a proposal to approve the 1996 Basic Stock Option and Stock Appreciation Rights Plan.

     5. To consider and act upon a proposal to approve the 1996 Special Stock Option Plan and Agreement.

     6. To ratify and approve the appointment of Price Waterhouse LLP as independent accountants for 1996.

     7. To transact such other business as may properly come before the EMAC Meeting and any adjournments thereof.

   The affirmative vote of the holders of a majority of the outstanding shares of EMAC Common Stock is required to approve the Merger Agreement; provided, however, that if the holders of 20% or more of the shares of EMAC Common Stock, excluding those persons who were stockholders prior to the consummation of EMAC's initial public offering (the "Initial Stockholder" and the "IPO," respectively), vote against approval of the Merger Agreement and exercise their redemption rights, the Merger will not be consummated. The Initial Stockholders, who own an aggregate of approximately 19% of the outstanding shares of EMAC Common Stock and who are the directors and executive officers of EMAC, have agreed to vote their shares in accordance with the majority in interest of all other EMAC Stockholders on the proposal to approve the Merger Agreement. If the Merger is not consummated, the current directors of EMAC will continue to be the directors of EMAC, the EMAC Certificate of Incorporation will not be amended and restated, and the EMAC 1996 Basic Stock Option and Stock Appreciation Rights Plan and the EMAC Special Stock Option Plan and Agreement will not be implemented, notwithstanding stockholder approval of such proposals. In addition, pursuant to its Restated Certificate of Incorporation, if a Business Combination (as defined in the accompanying Proxy Statement) is not consummated by February 16, 1997, EMAC will be liquidated. Stockholders who vote against the Merger Agreement have the right to demand that EMAC redeem their shares for cash if the Merger is approved and consummated. Under Delaware law, EMAC Stockholders also have a statutory right of appraisal. These rights are mutually exclusive of each other. These redemption and appraisal rights are more fully described in the attached Proxy Statement.


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



   THE BOARD OF DIRECTORS OF EMAC HAS UNANIMOUSLY APPROVED THE TERMS OF THE PROPOSED MERGER AND RECOMMENDS THAT EMAC STOCKHOLDERS VOTE TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE OTHER PROPOSALS BEING SUBMITTED TO THE EMAC STOCKHOLDERS. AS DESCRIBED IN THE PROXY STATEMENT UNDER "CONFLICTS OF INTEREST," CERTAIN MEMBERS OF THE BOARD OF DIRECTORS OF EMAC HAVE VARIOUS CONFLICTS OF INTEREST ARISING OUT OF CERTAIN AGREEMENTS WITH EMAC AND THEIR OWNERSHIP OF EMAC COMMON STOCK.


   Only stockholders of record as of the close of business on September 17, 1996 will be entitled to notice of and to vote at the EMAC Meeting and any adjournments thereof. A list of EMAC Stockholders as of the record date will be available for inspection during normal business hours for ten days prior to the EMAC Meeting at 202 North Canon Drive, Beverly Hills, California 90210.


                                          By order of the Board of Directors,


                                          /s/ Scot K. Vorse
                                          Scot K. Vorse, Secretary


September 25, 1996


   EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AN EMAC STOCKHOLDER WHO EXECUTES AND RETURNS A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED, BY PROVIDING WRITTEN NOTICE THEREOF TO THE SECRETARY OF EMAC OR BY SUBMITTING A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE EMAC MEETING. THE GIVING OF A PROXY DOES NOT AFFECT A STOCKHOLDER'S RIGHT TO ATTEND AND VOTE IN PERSON AT THE MEETING. A STOCKHOLDER'S PRESENCE AT THE MEETING, WITHOUT FURTHER ACTION, HOWEVER, WILL NOT IN ITSELF REVOKE THE STOCKHOLDER'S PROXY.

                               PROXY STATEMENT
                                     FOR
                 ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                       SPECIAL MEETING OF STOCKHOLDERS
                               OCTOBER 25, 1996
                                 INTRODUCTION

   This Proxy Statement of Entertainment/Media Acquisition Corporation, a Delaware corporation ("EMAC"), is being furnished to holders of EMAC common stock, par value $.001 per share (respectively, the "EMAC Stockholders" and the "EMAC Common Stock"), at the close of business on September 17, 1996 (the "EMAC Record Date") in connection with the solicitation of proxies by EMAC's Board of Directors (the "EMAC Board") for use at the Special Meeting in lieu of Annual Meeting of EMAC Stockholders (the "EMAC Meeting") to be held on October 25, 1996 at the offices of Rosenfeld, Meyer & Susman, 9601 Wilshire Boulevard, 4th Floor, Beverly Hills, California, at 10:00 a.m., local time, and any adjournment thereof.

   The EMAC Stockholders will be asked to consider and act upon a proposal to approve a plan of merger pursuant to an Agreement of Merger dated July 2, 1996, as amended as of September 20, 1996 (the "Merger Agreement"), providing for the merger (the "Merger") of Overseas Filmgroup, Inc., a Delaware corporation ("Overseas Filmgroup"), with and into EMAC. Upon consummation of the Merger, EMAC will be the surviving corporation (the "Surviving Corporation"), and will change its name to "Overseas Filmgroup, Inc." Upon consummation of the Merger, the current holders (the "Overseas Stockholders") of Overseas Filmgroup common stock, no par value per share (the "Overseas Common Stock"), will own in the aggregate 3,177,778 shares of EMAC Common Stock, representing approximately 55% of the EMAC Common Stock outstanding upon consummation of the Merger (assuming no exercise of outstanding options and warrants of EMAC and no exercise by EMAC Stockholders of their redemption or appraisal rights), and the current Overseas Filmgroup officers and management will be the officers and management of EMAC. As a result of the Merger, there will be a change of control of EMAC. The Overseas Stockholders approved the original Merger Agreement on June 30, 1996 and the amendment to the Merger Agreement on September 20, 1996.


   The EMAC Stockholders also will be asked to elect seven persons to become directors of the Surviving Corporation upon consummation of the Merger; to act upon a proposal to approve amendments to, and restatement of, EMAC's Restated Certificate of Incorporation (the "EMAC Certificate of Incorporation"); to approve the 1996 Basic Stock Option and Stock Appreciation Rights Plan (the "1996 Stock Option Plan"); to approve the 1996 Special Stock Option Plan and Agreement (the "Management Option Plan" and, together with the 1996 Stock Option Plan, the "Option Plans"); and to ratify and approve the appointment of Price Waterhouse LLP as independent accountants for the Surviving Corporation for 1996. If the Merger is not consummated, the current directors of EMAC will continue as the directors of EMAC, the EMAC Certificate of Incorporation will not be amended and restated and the Option Plans will not be implemented, notwithstanding stockholder approval of such proposals. In addition, pursuant to the EMAC Certificate of Incorporation, if a Business Combination (as defined hereinafter) is not consummated by February 16, 1997, EMAC will be liquidated.


   The EMAC Common Stock is quoted on the OTC Bulletin Board. On September 17, 1996, the last reported bid and asked prices were $5 and $5 3/8 per share, respectively. EMAC has applied to have the EMAC Common Stock and the EMAC Warrants (as hereinafter defined) listed for trading on the Nasdaq National Market, effective upon the consummation of the Merger, under the symbols "OSFG" and "OSFGW" respectively. There can be no assurance that the EMAC Common Stock or the EMAC Warrants will be approved for quotation on the Nasdaq National Market at that time or in the future.


                                       1

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


                            AVAILABLE INFORMATION

   EMAC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and, accordingly, files reports, proxy statements and other information with the Securities Exchange Commission ("SEC"). Such reports, proxy statements and other information filed with the SEC are available for inspection and copying at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and at Seven World Trade Center, New York, New York 10048. Copies of such documents may also be obtained from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Securities and Exchange Commission also maintains a site on the World Wide Web that contains reports, proxy and information statements and other information regarding registrants that file electronically. The address for such site is http://www.sec.gov.

                                       2

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                              TABLE OF CONTENTS

                                                                                              PAGE
                                                                                             ------
INTRODUCTION .............................................................................      1
AVAILABLE INFORMATION ....................................................................      2
SUMMARY ..................................................................................      7
 The Parties .............................................................................      7
 Risk Factors ............................................................................      8
 The EMAC Meeting ........................................................................      8
 The Merger ..............................................................................     11
 Effective Time ..........................................................................     11
 Conversion of Overseas Common Stock .....................................................     11
 Restricted Disposition of Merger Shares; Registration Rights ............................     11
 Recommendation of the Board of Directors ................................................     12
 Election of Directors of the Surviving Corporation ......................................     12
 Interests of Certain Persons in the Merger ..............................................     12
 The Merger Agreement ....................................................................     12
 Exchange of Stock Certificates ..........................................................     13
 Fractional Shares .......................................................................     13
 Management after the Merger .............................................................     13
 Options to be Granted under Management Option Plan ......................................     14
 Dividends ...............................................................................     14
 Absence of Regulatory Filings and Approvals .............................................     14
 Accounting Treatment ....................................................................     14
 Certain Federal Income Tax Consequences .................................................     14
 Market Price Data; Nasdaq National Market Listing Application ...........................     15
RISK FACTORS .............................................................................     16
 General Risks Related to the Motion Picture Industry ....................................     16
 Significant Changes in the Motion Picture Industry ......................................     16
 Certain Considerations Regarding First Look Pictures ....................................     17
 Dependence on Key Executives ............................................................     17
 Increasing Acquisition, Production and Marketing Costs ..................................     18
 Increased Motion Picture Investment by Overseas Filmgroup ...............................     18
 Certain Considerations Relating to the Receipt of Minimum Guarantees by Overseas
  Filmgroup ..............................................................................     19
 Ability to Achieve Acquisition and Distribution Goals ...................................     19
 Renewal or Refinancing of Credit Facility ...............................................     19
 Competition .............................................................................     20
 Certain Risks Associated with International Distribution ................................     20
 Fluctuation of Operating Results; Anticipated Loss ......................................     20
 Concentration of Ownership by Principal Stockholders ....................................     21
 Potential Adverse Effect on Market Price Resulting from Securities Eligible for Future
  Sales ..................................................................................     21
 Possible Volatility of Securities Prices ................................................     22
 Potential Adverse Impact of Anti-takeover Provisions ....................................     22
 Dividends Unlikely ......................................................................     23
 Current Prospectus and State Blue Sky Registration Required To Exercise Warrants  .......     23
 OTC Bulletin Board ......................................................................     24
THE EMAC MEETING .........................................................................     25
 Purpose of the EMAC Meeting .............................................................     25
 Voting Rights ...........................................................................     25

                                       3


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

                                                                                              PAGE
                                                                                             ------
 Solicitation and Revocation of Proxies ..................................................     26
THE MERGER ...............................................................................     27
 General .................................................................................     27
 Background of the Merger ................................................................     27
 Reasons for the Merger; Recommendations .................................................     29
 The Merger Agreement ....................................................................     30
 Effective Time ..........................................................................     34
 Interests of Certain Persons in the Merger ..............................................     34
 Exchange of Stock Certificates ..........................................................     34
 Fractional Shares .......................................................................     34
 Management after the Merger .............................................................     34
 Employment Agreements ...................................................................     35
 Absence of Regulatory Filings and Approvals .............................................     36
 Accounting Treatment ....................................................................     36
 Certain Federal Income Tax Consequences .................................................     37
 Restricted Disposition of Merger Shares; Registration Rights ............................     37
 Agreement of EMAC Stockholders ..........................................................     38
 Redemption Rights and Appraisal Rights ..................................................     38
DESCRIPTION OF EMAC CAPITAL STOCK ........................................................     42
 General .................................................................................     42
 Units ...................................................................................     42
 Common Stock ............................................................................     42
 Preferred Stock .........................................................................     42
 EMAC Warrants ...........................................................................     42
 Bridge Warrants .........................................................................     43
 Jefferson Capital Warrant ...............................................................     43
 UPOs ....................................................................................     43
 Dividends ...............................................................................     44
 Registration Rights .....................................................................     44
 Transfer Agent, Warrant Agent and Registrar .............................................     44
 Limitation of Liability and Indemnification Matters .....................................     44
MARKET PRICES OF EMAC'S SECURITIES .......................................................     45
 Nasdaq National Market Listing ..........................................................     45
 Stock Price Performance Comparison ......................................................     45
COMPARATIVE PER SHARE DATA ...............................................................     47
SELECTED FINANCIAL DATA OF EMAC ..........................................................     48
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF
 EMAC ....................................................................................     49
SELECTED FINANCIAL DATA OF OVERSEAS FILMGROUP ............................................     50
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
 AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP .........................................     52
 Overview ................................................................................     52
 Results of Operations ...................................................................     53
 Liquidity and Capital Resources .........................................................     56
 Inflation ...............................................................................     59
 Certain Tax Related Matters .............................................................     59
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF EMAC AND OVERSEAS FILMGROUP  ........     60
UNAUDITED PRO FORMA COMBINED BALANCE SHEET ...............................................     61

                                       4


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

                                                                                              PAGE
                                                                                             ------
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
 YEAR ENDED DECEMBER 31, 1995 ............................................................     63
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
 SIX MONTHS ENDED JUNE 30, 1996 ..........................................................     64
ELECTION OF DIRECTORS OF THE SURVIVING CORPORATION .......................................     66
 Compensation of Directors ...............................................................     68
 Board Meetings and Committees ...........................................................     68
 Compliance With Section 16(a) of the Exchange Act .......................................     68
APPROVAL OF AMENDMENTS TO EMAC CERTIFICATE OF INCORPORATION ..............................     68
APPROVAL OF THE MANAGEMENT OPTION PLAN ...................................................     69
 Description of the Management Option Plan ...............................................     69
 General Provisions ......................................................................     71
 Proposed Option Grants ..................................................................     72
 New Plan Benefits .......................................................................     72
 Federal Income Tax Consequences .........................................................     72
 Deductibility of Executive Compensation .................................................     73
 Accounting Treatment ....................................................................     73
 Shareholder Approval ....................................................................     73
APPROVAL OF THE 1996 STOCK OPTION PLAN ...................................................     73
 Description of the 1996 Stock Option Plan ...............................................     74
 Discretionary Option Grant Program ......................................................     75
 Stock Appreciation Rights Program .......................................................     76
 Automatic Option Grant Program ..........................................................     76
 General Provisions ......................................................................     77
 New Benefits Under the 1996 Stock Option Plan ...........................................     78
 Federal Income Tax Consequences of Options Granted under the 1996 Stock Option Plan  ....     78
 Stock Appreciation Right ................................................................     79
 Deductibility of Executive Compensation .................................................     79
 Accounting Treatment ....................................................................     79
 Shareholder Approval ....................................................................     80
BUSINESS OF EMAC .........................................................................     81
 General .................................................................................     81
 Competition .............................................................................     82
 Employees ...............................................................................     82
 Facilities ..............................................................................     82
 Legal Proceedings .......................................................................     82
MANAGEMENT OF EMAC .......................................................................     83
 Directors and Executive Officers ........................................................     83
 Executive and Director Compensation .....................................................     84
CERTAIN TRANSACTIONS RELATING TO EMAC ....................................................     84
PRINCIPAL STOCKHOLDERS OF EMAC ...........................................................     85
MOTION PICTURE INDUSTRY ..................................................................     88
 General .................................................................................     88
 Significant Changes in the Motion Picture Industry ......................................     89
 Motion Picture Production ...............................................................     90
 Motion Picture Distribution .............................................................     91
BUSINESS OF OVERSEAS FILMGROUP ...........................................................     95
 General .................................................................................     95

                                       5

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

                                                                                              PAGE
                                                                                             ------
 Strategy ................................................................................     95
 Motion Picture Distribution .............................................................     96
 Acquisition of Rights, Production and Financing .........................................    101
 Film Library of Distribution Rights .....................................................    106
 Major Customers .........................................................................    106
 Employees ...............................................................................    106
 Competition .............................................................................    106
 Regulation ..............................................................................    107
 Executive Offices .......................................................................    108
 Legal Proceedings .......................................................................    108
MANAGEMENT OF OVERSEAS FILMGROUP .........................................................    109
 Directors and Executive Officers ........................................................    109
 Executive Compensation ..................................................................    109
CERTAIN TRANSACTIONS RELATING TO OVERSEAS FILMGROUP ......................................    111
PRINCIPAL STOCKHOLDERS OF OVERSEAS FILMGROUP .............................................    112
INFORMATION CONCERNING INDEPENDENT AUDITORS OF EMAC ......................................    114
OTHER MATTERS ............................................................................    114
LEGAL OPINIONS ...........................................................................    114
1997 STOCKHOLDER PROPOSALS ...............................................................    115
EMAC ANNUAL REPORT ON FORM 10-K ..........................................................    115
INDEX TO FINANCIAL STATEMENTS ............................................................    F-1



APPENDICES
 Appendix A: Merger Agreement (without exhibits)
 Appendix B: Amendment to the Merger Agreement (without exhibits)
 Appendix C: Delaware General Corporation Law, Section 262
 Appendix D: EMAC Restated Certificate of Incorporation

                                    SUMMARY

   The following is a summary of certain significant matters discussed elsewhere in this Proxy Statement. This summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Proxy Statement and the Appendices hereto. The reader is cautioned that forward looking statements are contained in this summary and in other sections of this Proxy Statement. All forward-looking statements are necessarily speculative and there are certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward looking statements. EMAC Stockholders are urged to read the entire Proxy Statement, including the Appendices hereto.

THE PARTIES

 EMAC


   EMAC was incorporated on December 9, 1993 as a Specified Purpose Acquisition Company(Registered Trademark) ("SPAC(Registered Trademark)"), the objective of which is to merge with or acquire an operating business ("Target Business") in the entertainment and media industry ("Entertainment/Media Industry") by merger, exchange of stock, stock or asset acquisition or other similar type of transaction ("Business Combination"). The Entertainment/Media Industry encompasses those companies which create, produce, deliver, distribute and/or market entertainment products and includes broadcast television, cable television, filmed entertainment, publishing, radio broadcasting, recorded music, theme parks, video games and interactive multimedia software. EMAC completed its initial public offering ("IPO") in February 1995, and derived proceeds of approximately $11,340,000 after payment of underwriting discounts and the Underwriter's non-accountable expense allowance. Ninety percent (90%) of that amount ($10,206,000) was placed in a trust account ("Trust Fund") and will be released to EMAC upon consummation of a Business Combination subject to reduction in certain circumstances. As of September 17, 1996, there was approximately $11,092,000 held in the Trust Fund (including accrued interest), which, together with additional interest earned thereon after that date, will be released to EMAC upon consummation of the Merger, subject to adjustment in certain circumstances. The net proceeds from the IPO that were not placed in escrow, and the interest earned thereon, are being used by EMAC in its pursuit of a Business Combination. Other than its IPO and the pursuit of a Business Combination, EMAC has not engaged in any business to date. The mailing address of EMAC's principal executive office is 202 North Canon Drive, Beverly Hills, California 90210, and its telephone number is (310) 276-7929. "SPAC(Registered Trademark)" and "Specified Purpose Acquisition Company(Registered Trademark)" are registered service marks of GKN Securities Corp., the managing underwriter of the IPO. See "BUSINESS OF EMAC."


 Overseas Filmgroup


   Overseas Filmgroup is an independent film company which specializes in the acquisition and worldwide license or sale of distribution rights to independently produced, feature films in a wide variety of genres (including action, "art-house," comedy, drama, foreign language, science fiction and thrillers). Overseas Filmgroup has a library of distribution rights in various media and markets to over 175 feature films. See "BUSINESS OF OVERSEAS FILMGROUP --Film Library of Distribution Rights". Most of such motion pictures have had direct negative costs between $1,000,000 and $6,000,000. This is substantially below the average direct negative cost of films produced by the major studios, which was approximately $36,400,000 in 1995.

   Overseas Filmgroup's primary focus has been the licensing of distribution rights (such as theatrical, video, pay television, free television, satellite and other rights) to foreign sub-distributors in the major international territories or regions. These activities accounted for approximately 66% of Overseas Filmgroup's total revenues in 1995. Overseas Filmgroup has been increasingly active, however, in the domestic (United States) market due to its increasing acquisition of worldwide, rather than more limited, distribution rights. Overseas Filmgroup engages directly in domestic theatrical distribution (booking motion pictures with theatrical exhibitors, arranging for the manufacture of release prints from the film negative, and promoting such motion pictures with advertising and publicity campaigns) through


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Overseas Filmgroup's domestic theatrical releasing division, First Look
Pictures. First Look Pictures has released such films as Antonia's Line (winner of the 1996 Academy Award for Best Foreign Language Film), The Scent of Green Papaya (which was nominated for the 1994 Academy Award for Best Foreign Language Film), The Secret of Roan Inish (the critically acclaimed film by the noted director, John Sayles) and Party Girl (which Overseas Filmgroup believes was the first theatrical motion picture broadcast over the Internet).


   Overseas Filmgroup began its operations by acting primarily as a foreign sales agent, licensing distribution rights in markets outside the United States to independently produced films which were fully financed and continued to be owned by others, in exchange for a sales agency fee. Currently, Overseas Filmgroup generally acquires from independent producers the distribution rights in a film for a specified term in one or more territories and media and receives a distribution fee in connection with its licensing activities. Often Overseas Filmgroup commits to pay an independent producer a minimum guaranteed payment (a "minimum guarantee") at or after delivery of the completed film to Overseas Filmgroup, ranging from approximately $100,000 to $5,000,000 or more and representing in amount varying portions, including at times all or substantially all of a film's production costs. These minimum guarantees may enable the independent producer to obtain financing for its project and often result in Overseas Filmgroup controlling more of the distribution rights in the film and receiving more favorable distribution terms. Overseas Filmgroup also selectively produces certain of the motion pictures distributed by it, generally acquiring fully developed projects ready for pre-production and contracting out pre-production and production activities.

   Overseas Filmgroup's primary strategies are to (i) seek to limit risk by continuing to balance the methods it uses for acquiring distribution rights;
(ii) maintain a cost consciousness in its acquisition, financing, production and distribution activities; (iii) continue to develop First Look Pictures with the goal of achieving broader theatrical distribution and exposure for its releases, which, among other things, may increase potential revenues from ancillary media and foreign markets; (iv) gradually and selectively acquire rights to or produce films which have greater production values (often through offering greater creative opportunity to talent than major studios offer or as a result of larger budgets) and greater potential for more wide-spread audience appeal; and (v) seek both to develop relationships with emerging talent and to maintain relationships with independent producers with reputations for producing high quality films, while also controlling costs.


   Overseas Filmgroup's offices are located at 8800 Sunset Boulevard, Los Angeles, California 90069, and its telephone number is (310) 855-1199. On or before the Effective Time (as hereinafter defined) of the Merger, the interests of Ellen Dinerman Little and Robert B. Little, the principal stockholders of Overseas Filmgroup, in the following companies, which are currently wholly or partially owned by Ms. Little and/or Mr. Little, will be transferred to Overseas Filmgroup and such companies will become wholly owned subsidiaries of the Surviving Corporation (the "Overseas Subsidiaries"): Jacaranda Music, Inc., a Delaware corporation, Walrus Pictures, Inc., a California corporation, Overseas Filmgroup (U.K.) Ltd., a United Kingdom corporation, Intrastate Film Distributors, Inc., a Delaware corporation, Alien Towers, Inc., a California corporation, Code 99 Productions, Inc., a California corporation, Enough Rope, Inc., a California corporation, Positive, Inc., a California corporation, and Road to Ruin, Inc., a California corporation. See "CERTAIN TRANSACTIONS RELATING TO OVERSEAS FILMGROUP."

RISK FACTORS


   EMAC Stockholders should carefully consider certain risk factors in evaluating the Merger. See "RISK FACTORS" beginning on page 16.


THE EMAC MEETING


   The EMAC Meeting will be held on October 25, at 10:00 a.m., local time, at the offices of Rosenfeld, Meyer & Susman, 9601 Wilshire Boulevard, 4th Floor, Beverly Hills, California 90210. At the EMAC


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Meeting, EMAC Stockholders will be asked (i) to consider and act upon the proposal to approve the Merger Agreement, dated as of July 2, 1996, as amended as of September 20, 1996, among EMAC, Overseas Filmgroup, and Ellen Dinerman Little and Robert B. Little; (ii) to elect two Class I, two Class II and three Class III directors to the EMAC Board to hold office commencing the Effective Time (as hereinafter defined) of the Merger until the 1997, 1998 and 1999 annual meetings of stockholders, respectively, or until their respective successors have been duly elected and qualified (see "ELECTION OF DIRECTORS OF THE SURVIVING CORPORATION"); (iii) to consider and act upon a proposal to amend and restate the EMAC Certificate of Incorporation; (iv) to consider and act upon proposals to approve the Option Plans; and (v) to ratify and approve the appointment of Price Waterhouse LLP as independent accountants for 1996. If the Merger is not consummated, the current directors of EMAC will continue as the directors of EMAC, the EMAC Certificate of Incorporation will not be amended and restated, and the Option Plans will not be implemented, notwithstanding stockholder approval of such proposals. In addition, pursuant to the EMAC Certificate of Incorporation, if a Business Combination is not consummated by February 16, 1997, EMAC will be liquidated.


   The presence at the EMAC Meeting, in person or by general or limited proxy, of a majority of all of the shares of EMAC Common Stock entitled to vote will constitute a quorum at the meeting. Shares of record held by a broker or nominee that are returned to EMAC but not voted on any matter will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote on the matter as to which authority is withheld. Pursuant to the EMAC Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of EMAC Common Stock is required to approve the Merger Agreement; provided, however, that if the holders of 20% or more of the shares of EMAC Common Stock, excluding those persons who were stockholders prior to the consummation of the IPO (the "Initial Stockholders"), vote against the approval of the Merger Agreement and exercise their redemption rights, EMAC will not consummate the Merger. If a quorum is present, directors will be elected by a plurality of the votes cast at the EMAC Meeting; "plurality" means that the nominees who receive the largest number of votes cast are elected as the directors up to the maximum number of directors to be elected. Any shares not voted "FOR" a particular director (whether as a result of a direction to withhold authority or a broker nonvote) will not be counted for purposes of determining a plurality. If a quorum is present, the affirmative vote of a majority of the shares of EMAC Common Stock present in person or represented at the EMAC Meeting and entitled to vote is required to approve the proposed amendments to, and restatement of, the EMAC Certificate of Incorporation, each of the Option Plans and the appointment of Price Waterhouse LLP as independent accountants for 1996.

   Holders of record of shares of EMAC Common Stock as of the close of business on the EMAC Record Date will be entitled to cast one vote for each share of EMAC Common Stock held as of such date. At such date, there were 2,600,000 shares of EMAC Common Stock outstanding and entitled to vote. With respect to the proposal to approve the Merger Agreement, the Initial Stockholders, who owned an aggregate of approximately 19% of the shares of EMAC Common Stock outstanding on such date and who are the directors and executive officers of EMAC, have agreed that they will vote their shares (i) in accordance with the majority in interest of all other EMAC Stockholders (the "Public Stockholders") with respect to approval of the Merger Agreement and (ii) in favor of the other proposals being submitted to the EMAC Stockholders. THE EMAC BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS BEING SUBMITTED TO THE EMAC STOCKHOLDERS. CERTAIN MEMBERS OF THE EMAC BOARD HAVE VARIOUS CONFLICTS OF INTEREST ARISING OUT OF CERTAIN AGREEMENTS WITH EMAC AND THEIR OWNERSHIP OF SHARES OF EMAC COMMON STOCK. SEE "THE EMAC MEETING" AND "THE MERGER --INTERESTS OF CERTAIN PERSONS IN THE MERGER."

 Redemption Rights and Appraisal Rights

   In accordance with the EMAC Certificate of Incorporation, EMAC is required to offer each Public Stockholder the right to have his or her shares of EMAC Common Stock redeemed by EMAC if such stockholder complies with the requirements set forth in the EMAC Certificate of Incorporation, including

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voting against the Merger Agreement, and the Merger Agreement is approved and consummated. The Initial Stockholders have agreed to waive any redemption rights they may have as EMAC Stockholders. Therefore, the per share redemption price ("Redemption Price") will be equal to the amount in the Trust Fund as of the EMAC Record Date, divided by the number of shares of EMAC Common Stock held by the Public Stockholders. As of the EMAC Record Date, such amount was approximately $5.28 per share. Holders of EMAC Common Stock also have a statutory right of appraisal under Delaware law with respect to the Merger. These rights are mutually exclusive of each other and the amount that a holder of EMAC Common Stock would be entitled to receive upon perfection of appraisal rights could be less than, equal to or greater than the Redemption Price. See "THE MERGER --EMAC Redemption Rights" and "THE MERGER --EMAC Appraisal Rights."

   THE EMAC CERTIFICATE OF INCORPORATION GIVES A RIGHT OF REDEMPTION TO THE PUBLIC STOCKHOLDERS OF EMAC. ANY PUBLIC STOCKHOLDER DESIRING TO EXERCISE ITS RIGHT OF REDEMPTION MUST DO ALL OF THE FOLLOWING: (1) VOTE AGAINST THE PROPOSAL TO APPROVE THE MERGER AGREEMENT; (2) NOTIFY EMAC IN WRITING BY OCTOBER 22, 1996 OF THE ELECTION TO REDEEM; AND (3) RETURN TO EMAC BY OCTOBER 28, 1996 A LETTER OF TRANSMITTAL AND STOCK CERTIFICATE, ALL IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HEREIN. THE FAILURE BY A STOCKHOLDER TO PERFORM ALL OF SUCH REQUIREMENTS IN ACCORDANCE WITH SUCH PROCEDURES WILL TERMINATE ITS RIGHT TO REDEMPTION WITH RESPECT TO THE MERGER.


   UNDER DELAWARE LAW, EMAC STOCKHOLDERS HAVE A STATUTORY RIGHT OF APPRAISAL. STOCKHOLDERS ELECTING TO EXERCISE THEIR APPRAISAL RIGHTS MUST NOT, AMONG OTHER THINGS, VOTE FOR ADOPTION OF THE MERGER AGREEMENT. A VOTE BY A STOCKHOLDER AGAINST ADOPTION OF THE MERGER AGREEMENT IS NOT REQUIRED IN ORDER FOR THAT STOCKHOLDER TO EXERCISE APPRAISAL RIGHTS. HOWEVER, IF A STOCKHOLDER RETURNS A SIGNED PROXY BUT DOES NOT SPECIFY A VOTE AGAINST ADOPTION OF THE MERGER AGREEMENT OR A DIRECTION TO ABSTAIN, THE PROXY, IF NOT REVOKED, WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT, WHICH WILL HAVE THE EFFECT OF WAIVING THAT STOCKHOLDER'S APPRAISAL RIGHTS.


   If the Merger is consummated and the maximum number of shares of EMAC Common Stock entitled to be redeemed and to participate in the Trust Fund without preventing the Merger are redeemed, the amount of funds available from the Trust Fund to the Surviving Corporation (as hereinafter defined) upon consummation of the Merger will be reduced by approximately $2,217,600. In addition, the Trust Fund could be further reduced if any EMAC Stockholders exercise their appraisal rights. Any redemption of a significant number of shares of EMAC Common Stock or significant amount of EMAC Stockholders exercising appraisal rights will adversely impact the ability of the Surviving Corporation to fund the expansion of its business and to implement its current business plan, and could reduce the amount of time during which the Surviving Corporation may be able to operate without the need to raise additional financing. See "THE MERGER --EMAC Redemption Rights" and "THE MERGER --EMAC Appraisal Rights."


 Liquidation If No Business Combination

   If EMAC does not consummate a Business Combination on or before February 16, 1997 (the "Liquidation Date"), EMAC will be dissolved and will distribute to the Public Stockholders who have not waived their rights to participate in the Trust Fund, who hold an aggregate of 2,100,000 shares of EMAC Common Stock, in proportion to their respective equity interests in EMAC, an aggregate sum equal to the amount in the Trust Fund, inclusive of any interest thereon, plus any remaining net assets of EMAC. The Initial Stockholders have waived their respective rights to participate in any such liquidation distribution.

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THE MERGER

   Upon consummation of the Merger, EMAC will be the Surviving Corporation, will change its name to "Overseas Filmgroup, Inc.," and will succeed to Overseas Filmgroup's operations. The Overseas Stockholders will become stockholders in the Surviving Corporation. See "THE MERGER." Consummation of the Merger is subject to a number of conditions. See "THE MERGER --Conditions to the Merger."

EFFECTIVE TIME


   Following the satisfaction or waiver of all conditions to the Merger, the Merger will be consummated on the date and time of filing of the Articles of Merger and all other necessary documents with the Secretary of State of the State of Delaware ("Effective Time"). It is anticipated that, assuming all conditions are met, the Merger will occur on or about October 29, 1996. See "THE MERGER --Effective Time."


CONVERSION OF OVERSEAS COMMON STOCK


   Pursuant to the provisions of the Merger Agreement, the Overseas Common Stock will be converted into an aggregate of (i) 3,177,778 shares of EMAC Common Stock ("Merger Shares"); (ii) $1,500,000 in cash, subject to adjustment in certain circumstances; and (iii) a secured promissory note in the amount of $2,000,000 (the "Merger Note") (collectively, the "Merger Consideration"). The Merger Note will be payable over a five-year period, with principal and interest payable monthly, and will bear interest at the rate of 9% per annum. To secure the payment of the Merger Note, at the Closing the Surviving Corporation and Ellen Dinerman Little and Robert B. Little will enter into a Security Agreement (the "Security Agreement") whereby the Surviving Corporation will grant Ms. Little and Mr. Little a security interest, subordinate to the security interest of Overseas Filmgroup's lenders under its credit facility, in substantially all of its assets. In addition, pursuant to the Merger Agreement, EMAC has agreed that the Surviving Corporation will repay, on or before December 31, 1996, a $3,500,000 loan to Overseas Filmgroup which is guaranteed by the Overseas Stockholders.


   Because the market price of EMAC Common Stock is subject to fluctuation, the market value of the shares of EMAC Common Stock that Overseas Stockholders will receive in the Merger may increase or decrease prior to the Merger. In the event that the average of the mean between the closing bid and asked prices for shares of EMAC Common Stock for the three trading days prior to the Closing Date (the "Average Price") is less than $5.20 per share of EMAC Common Stock, then in addition to the Merger Consideration per share of Overseas Common Stock, each Overseas Stockholder shall be entitled to receive an amount of cash equal to the difference between $5.20 and the Average Price, multiplied by the 3,177,778 Merger Shares, and such amount shall be deemed included as part of the Merger Consideration.


   As a result of the Merger, the Overseas Stockholders will own in the aggregate approximately 55% of the shares of EMAC Common Stock outstanding upon consummation of the Merger, assuming none of the then outstanding options or warrants of EMAC are exercised and no holders of EMAC Common Stock exercise their redemption or appraisal rights. All shares of EMAC Common Stock outstanding as of the consummation of the Merger will remain issued and outstanding. See "THE MERGER --Conversion of Shares."


RESTRICTED DISPOSITION OF MERGER SHARES; REGISTRATION RIGHTS

   The Merger Shares are being issued to the Overseas Stockholders in a private placement and have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Merger Shares will constitute "restricted securities" under the Securities Act. As a result, the Merger Shares will not be freely transferable under the Securities Act for a period of two years following consummation of the Merger, and then only in accordance with Rule 144 promulgated under the Securities Act or an effective registration statement thereunder.

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   Pursuant to a Lock-Up and Registration Rights Agreement to be entered into with the Overseas Stockholders at the Closing (the "Lock-Up and Registration Rights Agreement"), each of the Overseas Stockholders will agree, subject to certain exceptions, not to sell or otherwise dispose of any Merger Shares for a period commencing on the Closing and ending in three equal installments on February 16, 1998, February 16, 1999 and February 16, 2000.

   Pursuant to the Lock-Up and Registration Rights Agreement, the Overseas Stockholders will have certain demand and "piggyback" registration rights. See "THE MERGER --Restricted Disposition of Merger Shares; Registration Rights."

RECOMMENDATION OF THE BOARD OF DIRECTORS

   The EMAC Board has unanimously approved the Merger Agreement and determined that the terms of the proposed Merger are fair to and in the best interests of the EMAC Stockholders and unanimously recommends to the EMAC Stockholders that they vote "FOR" the approval and adoption of the Merger Agreement. Members of the EMAC Board have various conflicts as a result of their ownership of EMAC Common Stock. In addition, the EMAC Board unanimously recommends a vote "FOR" each of the nominees for director of the Surviving Corporation, the approval of the amendments to, and restatement of, the EMAC Certificate of Incorporation, the approval of each of the Option Plans and ratification of the appointment of Price Waterhouse LLP as independent accountants. See "THE MERGER --Interests of Certain Persons in the Merger," "THE MERGER --Background of the Merger," and "THE MERGER --Reasons for the Merger; Recommendations."

   The EMAC Board has not sought or obtained a fairness opinion regarding the Merger. However, the EMAC Board has determined, in accordance with certain requirements related to its IPO, that the fair market value of Overseas Filmgroup is equal to at least 80% of the net assets of EMAC.

ELECTION OF DIRECTORS OF THE SURVIVING CORPORATION

   Pursuant to the Merger Agreement, the EMAC Board has nominated the following individuals for election to the EMAC Board at the Special Meeting:
(i) Ellen Dinerman Little, Robert B. Little, William F. Lischak and Alessandro Fracassi, each designated by the Overseas Stockholders; and (ii) Stephen K. Bannon, Scot K. Vorse and Jeffrey A. Rochlis, each designated by the current EMAC Board. The election of such individuals is a condition to both EMAC's and Overseas Filmgroup's obligations to consummate the Merger. These nominees, if elected, will become directors of the Surviving Corporation upon consummation of the Merger. Messrs. Bannon, Vorse and Rochlis currently serve as EMAC directors. Ms. Little and Mr. Little's designees will represent four of the seven members of the Surviving Corporation's Board and the designees of EMAC will represent three of the seven members of the Surviving Corporation's Board. See "ELECTION OF DIRECTORS OF THE SURVIVING CORPORATION."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

   Each of the directors of EMAC beneficially owns EMAC Common Stock. The directors of EMAC have agreed that if EMAC were to dissolve as a result of its failure to complete a Business Combination, they would not participate in any distribution of the assets of EMAC. Thus, unless EMAC completes the Merger, the EMAC Common Stock held by its current directors, in all likelihood, will have no value. See "THE MERGER --Interests of Certain Persons in the Merger."

THE MERGER AGREEMENT

   The Merger Agreement sets forth the principal terms on which the Merger will be consummated and the rights of the Overseas Stockholders to receive the Merger Consideration. The Merger Agreement contains representations, warranties and agreements of the parties, sets forth certain indemnification obligations of the parties, and provides specific conditions to the consummation of the Merger and terms under which the Merger may be terminated or abandoned. Conditions to the consummation of the

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Merger include, among others, obtaining requisite stockholder approval of the
Merger Agreement, the EMAC Certificate of Incorporation and the Option Plans; the election of the directors of the Surviving Corporation as described under "ELECTION OF DIRECTORS OF THE SURVIVING CORPORATION"; the execution and delivery of the Merger Note, the Security Agreement, the Lock-Up and Registration Rights Agreement, the Employment Agreements, the Non-Competition Agreements, the Stockholders' Voting Agreement and the Tax Reimbursement Agreement (as such terms are defined herein); EMAC's applying to the Nasdaq National Market for the listing of EMAC Common Stock; transfer to Overseas Filmgroup of the interests in the Overseas Subsidiaries not currently owned by it; and extension by the lenders of Overseas Filmgroup's credit facility by its lenders. The Overseas Stockholders approved the original Merger Agreement on June 30, 1996, and the amendment to the Merger Agreement on September 20, 1996. See "THE MERGER --The Merger Agreement."


EXCHANGE OF STOCK CERTIFICATES

   Any stock certificate that, prior to the Effective Time, represented outstanding shares of Overseas Common Stock will, after the Effective Time and prior to surrender, be deemed to evidence ownership of the Merger Consideration for which such shares of Overseas Common Stock were exchanged in the Merger (subject to the provisions governing fractional shares).

   From and after the Merger, certificates representing EMAC securities will continue to represent securities of the Surviving Corporation and will not be exchanged, notwithstanding the change of name of EMAC to "Overseas Filmgroup, Inc." See "THE MERGER --Exchange of Stock Certificates."

FRACTIONAL SHARES

   No fractional share of EMAC Common Stock will be issued as a result of the Merger. Each Overseas Stockholder entitled to receive a fractional share of EMAC Common Stock will receive one whole share of EMAC Common Stock for such fraction. See "THE MERGER --Fractional Shares."

MANAGEMENT AFTER THE MERGER

   As a result of the Merger, Overseas Filmgroup will be merged with and into EMAC, EMAC will be the Surviving Corporation, will change its name to "Overseas Filmgroup, Inc." and will succeed to the operations of Overseas Filmgroup. The Board of Directors and management of the Surviving Corporation will be subject to certain operating guidelines (the "Operating Guidelines") agreed upon pursuant to the Merger Agreement. These Operating Guidelines set forth the authority and responsibilities of officers of the Surviving Corporation, the structure and responsibilities of the Board of Directors and committees of the Surviving Corporation, and other general business matters.
See "THE MERGER --Management after the Merger."


   Pursuant to a Stockholders' Voting Agreement (the "Stockholders' Voting Agreement") to be entered into at the Closing among the Surviving Corporation, Ellen Dinerman Little and Robert B. Little, and the Initial Stockholders, these parties will agree to use their best efforts to cause the Board of Directors of the Surviving Corporation to consist of seven members, including four individuals designated by Ms. Little and Mr. Little and three individuals designated by the Initial Stockholders. The Stockholders' Voting Agreement will terminate eight and one-half years from the Effective Time, or sooner if the employment of Ms. Little, Mr. Little and Mr. Lischak is terminated. In addition, if Ms. Little and Mr. Little, or the Initial Stockholders, fall below certain stock ownership thresholds, such group's right to designate directors, but not their obligation to vote for the designees of the other group, will terminate. See "THE MERGER --Management after the Merger."


   Pursuant to five-year employment agreements with the Surviving Corporation to be entered into at the Closing (the "Employment Agreements"), Ellen Dinerman Little and Robert B. Little will serve as Co-Chairs and Co-Chief Executive Officers, Ms. Little will also serve as President and Mr. Lischak shall serve as Chief Operating Officer, Chief Financial Officer and Secretary of the Surviving Corporation. In

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addition, Ms. Little and Mr. Little will each enter into a Non-Competition
Agreement (the "Non-Competition Agreements"), pursuant to which they will agree, subject to certain exceptions, for a period of five years from the Closing Date, not to engage in any business that competes with the Surviving Corporation. See "THE MERGER --Employment Agreements."


   The director nominees of Ms. Little and Mr. Little and the current management of Overseas Filmgroup will be in a position to direct the business affairs of the Surviving Corporation after the Merger.

OPTIONS TO BE GRANTED UNDER MANAGEMENT OPTION PLAN

   At the Closing, Ellen Dinerman Little and Robert B. Little will be granted options under the Management Option Plan to purchase an aggregate of 2,200,000 shares of EMAC Common Stock. Each will receive two options: (i) an option to purchase 537,500 shares at an exercise price of $5.00 per share, vesting 100,000 shares at the Closing and 87,500 shares on each of the first five anniversary dates of the Closing; and (ii) an option to purchase 562,500 shares at an exercise price of $8.50 per share, vesting 112,500 shares on each of the first five anniversary dates of the Closing. See "APPROVAL OF THE MANAGEMENT OPTION PLAN."

DIVIDENDS


   EMAC does not intend to pay any cash dividends for the foreseeable future, as all available cash will be utilized to further the growth of the Surviving Corporation's business subsequent to the Effective Time. In addition, certain covenants in the Surviving Corporation's credit facility substantially restrict the payment of cash dividends. See "DESCRIPTION OF EMAC CAPITAL STOCK
- --Dividends" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP --Liquidity and Capital Resources."


ABSENCE OF REGULATORY FILINGS AND APPROVALS


   Other than certain filings to be made and approvals which may be required to be obtained under certain state securities or "blue sky" laws, there are no federal or state regulatory requirements that must be complied with or approvals obtained in connection with the Merger. See "THE MERGER --Absence of Regulatory Filings and Approvals."


ACCOUNTING TREATMENT

   For accounting and financial reporting purposes, the Merger will be treated as a recapitalization of Overseas Filmgroup by an exchange of Overseas Common Stock for the net assets of EMAC, consisting primarily of cash. The Surviving Corporation will reflect, in its consolidated financial statements, the assets, liabilities and equity of Overseas Filmgroup at their historical book values. Assets and liabilities of EMAC will be reflected at their fair market value at the Effective Time of the Merger which will approximate their historical book values. Accordingly, the results of operations and financial position of the Surviving Corporation, for periods and dates prior to the Merger, will be the historical results of operations and financial position of Overseas Filmgroup for such period and dates. See "THE MERGER --Accounting Treatment." Following the Merger, the fiscal year of the Surviving Corporation will be changed from November 30 (EMAC's fiscal year) to December 31 (Overseas Filmgroup's fiscal year), effective for the fiscal year ending December 31, 1996.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES


   Consummation of the Merger by Overseas Filmgroup is conditioned upon the receipt by Overseas Filmgroup and the Overseas Stockholders of an opinion of Brobeck, Phleger & Harrison LLP that, among other things, for federal income tax purposes, (i) the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) EMAC and Overseas Filmgroup will each be a "party to the reorganization" within the meaning of Section 368(b)


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of the Code; and (iii) no gain or loss will be recognized by EMAC or Overseas
Filmgroup in the Merger. The tax opinion to be received will be based on various representations of EMAC, Overseas Filmgroup and the Overseas Stockholders, and will be subject to various assumptions and qualifications and is not binding on the Internal Revenue Service. See "THE MERGER --Certain Federal Income Tax Consequences."

   In addition, consummation of the Merger is conditioned upon EMAC's entering into a Tax Reimbursement Agreement with the Overseas Stockholders, pursuant to which the Surviving Corporation will indemnify the Overseas Stockholders for any federal income tax liabilities (including penalties and interest) of the Overseas Stockholders arising from any adjustments to the income, deductions or credits of Overseas Filmgroup for periods prior to the Merger, together with any federal and state income tax arising from such indemnity payments. The Surviving Corporation's reimbursement obligations are limited to $150,000, except with respect to adjustments to Overseas Filmgroup's income, deductions or credits which are reasonably expected to result in decreases to the Surviving Corporation's income or increases in its deductions or credits after the Merger. In addition, the Surviving Corporation will reimburse the Overseas Stockholders for up to $400,000 of federal income taxes payable for the short 1996 S corporation taxable year of Overseas Filmgroup ending at the time of the Merger. See "THE MERGER --The Merger Agreement --Indemnification" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP --Certain Tax Related Matters."

MARKET PRICE DATA; NASDAQ NATIONAL MARKET LISTING APPLICATION


   EMAC Common Stock, as well as EMAC Warrants (as hereinafter defined) and EMAC Units, each consisting of one share of EMAC Common Stock and two warrants to purchase EMAC Common Stock ("EMAC Units"), are traded in the over-the-counter market and quoted on the OTC Bulletin Board, an interdealer automated quotation system sponsored and operated by the National Association of Securities Dealers, Inc. ("NASD"). On July 1, 1996, the last full trading day prior to public announcement of the execution and delivery of the Merger Agreement, the high bid prices of EMAC Units, EMAC Common Stock and EMAC Warrants, as reported on the OTC Bulletin Board, were $6, $5 1/8 and $ 15/16, respectively. On September 17, 1996, the most recent date for which it was practicable to obtain market price information prior to the printing of this Proxy Statement, such high bid prices were $6 1/2, $5 1/4, and $1, respectively. See "MARKET PRICES OF EMAC'S SECURITIES." EMAC has applied to have the EMAC Common Stock and the EMAC Warrants listed for inclusion on the Nasdaq National Market, effective upon consummation of the Merger, under the symbols "OSFG" and "OSFGW", respectively. There can be no assurance that the EMAC Common Stock or the EMAC Warrants will be approved for quotation on the Nasdaq National Market at that time or in the future.

   There has been no public market for the Overseas Common Stock, which is held by three stockholders.


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                                 RISK FACTORS

   The discussion in this Proxy Statement regarding Overseas Filmgroup and the entertainment industry (including "THE MOTION PICTURE INDUSTRY," "BUSINESS OF OVERSEAS FILMGROUP" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP") contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The reader is cautioned that all forward looking statements are necessarily speculative and there are certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward looking statements. The discussion below highlights some of the more important risks regarding Overseas Filmgroup. Additional risks and uncertainties regarding Overseas Filmgroup, EMAC, the Merger and related transactions are also discussed elsewhere in appropriate sections of this Proxy Statement. The risks highlighted below and in such other sections should not be assumed to be the only things that could affect future performance. Overseas Filmgroup does not have a policy of updating or revising forward looking statements and thus it should not be assumed, if the Merger is consummated, that silence by management of the Surviving Corporation over time means that actual events are bearing out as estimated in such forward looking statements.

GENERAL RISKS RELATED TO THE MOTION PICTURE INDUSTRY

   The motion picture industry is highly speculative and inherently risky. There can be no assurance of the economic success of any motion picture since the revenues derived from the production and distribution of a motion picture (which do not necessarily bear a direct correlation to the production or distribution costs incurred) depend primarily upon its acceptance by the public, which cannot be predicted. The commercial success of a motion picture also depends upon the quality and acceptance of other competing films released into the marketplace at or near the same time, the availability of alternative forms of entertainment and leisure time activities, general economic conditions and other tangible and intangible factors, all of which can change and cannot be predicted with certainty. Therefore, there is a substantial risk that some or all of the motion pictures released, distributed or produced by Overseas Filmgroup will not be commercially successful, resulting in costs not being recouped or anticipated profits not being realized.

SIGNIFICANT CHANGES IN THE MOTION PICTURE INDUSTRY


   The entertainment industry in general, and the motion picture industry in particular, are dynamic industries which have undergone significant changes. Some of the most recent changes, which are further described in this Proxy Statement under "THE MOTION PICTURE INDUSTRY --Significant Changes in the Motion Picture Industry," include changes in the relative contributions of the components of total motion pictures industry revenues (including an increase in the revenues generated from the licensing of rights in ancillary (other than domestic theatrical) media, ownership changes, consolidation and rapid technological change. Overseas Filmgroup has not benefitted from some of these changes. For instance, to date, Overseas Filmgroup has not realized any significant revenues from the newest revenue sources such as computer and video games and other interactive media. In addition, some of the changes in the motion picture industry have had a negative impact upon Overseas Filmgroup. For example, despite the expansion in the market for videocassettes for home use, retail video stores increasingly have been purchasing fewer copies of videocassettes of motion pictures which have not been theatrically released and more copies of major studio theatrical hits. Because Overseas Filmgroup distributes a number of films that are not released theatrically, this trend has had a negative impact on Overseas Filmgroup and has led, in part, to Overseas Filmgroup establishing its own domestic theatrical distribution operation. It is not possible to predict what changes or trends will continue in the motion picture industry, what new changes or trends might occur, and the overall effect these factors will have on the potential revenue from and profitability of feature-length motion pictures and the business of Overseas Filmgroup.


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CERTAIN CONSIDERATIONS REGARDING FIRST LOOK PICTURES

   Although Overseas Filmgroup historically did not generally directly exploit the motion pictures that it distributed but licensed the distribution rights to domestic and foreign sub-distributors, Overseas Filmgroup increasingly engages directly in theatrical distribution in the United States through its First Look Pictures' operations. Domestic theatrical distribution, which involves the licensing and booking of motion pictures to theatrical exhibitors in the United States, the promotion of these motion pictures through advertising and publicity campaigns and the manufacture of release prints from the film negative, is very competitive. A substantial majority of the motion picture screens in the United States are typically committed at any one time to between 10 and 15 films distributed nationally by the major studio distributors that can command greater access to available screens. Although some exhibitors specialize in the exhibition of independent, specialized motion pictures and "art-house" films, there is intense competition for screen availability for these films as well. The number of motion pictures released theatrically in the United States has increased in recent years, thereby increasing competition for exhibition outlets and audiences. Domestic theatrical distribution, which often requires substantial expenditures for marketing and the manufacturing of release prints, is also very risky. The success of a domestic theatrical release by First Look Pictures can be affected by a number of factors outside of its control, including audience and critical acceptance, the success of competing films in release, awards won by First Look Pictures' releases or that of its competition, inclement weather, and competing televised events (such as sporting and news events). Payment by a national theater chain in the United States is typically made on the close of the engagement in all such chain's theaters. Since First Look Pictures typically releases its films on a more limited basis than a distributor of national, wide releases and since First Look Pictures' specialized or "art-house" releases can have extended runs, payment to Overseas Filmgroup by theater chains is often not made for four to nine months from initial release, or longer. In addition, First Look Pictures' releases are exhibited by a substantial number of independent theater owners for which it can be comparatively more difficult to monitor and enforce timely payment than with respect to national theater chains. Overseas Filmgroup often commits to spend at least a minimum amount on prints and advertising with respect to motion pictures distributed theatrically through First Look Pictures and generally, in addition to receiving a distribution fee, Overseas Filmgroup is entitled to recoup its prints and advertising expenditures. As a result of the factors listed above, and depending upon audience acceptance of the films distributed through First Look Pictures, Overseas Filmgroup expects that, in many cases, it will not recoup all of its distribution expenses or derive any profit solely from domestic theatrical distribution of First Look Pictures' releases, without taking into account revenues derived from such films in ancillary media and international markets. In addition, there can be no assurance that total revenues from any First Look Pictures' release will be sufficient to allow Overseas Filmgroup to recoup all of its costs or to realize a profit on such film. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP --Liquidity and Capital Resources."


DEPENDENCE ON KEY EXECUTIVES


   Ellen Dinerman Little and Robert B. Little are the founders and senior executive officers of Overseas Filmgroup and, upon consummation of the Merger, will serve as the Surviving Corporation's Co-Chairs of the Board and Co-Chief Executive Officers. Ellen Dinerman Little will also serve as President of the Surviving Corporation. Each of these executives has over 21 years of experience in the motion picture industry and extensive relationships with the motion picture community, including creative talent and the leading domestic and international distributors. Virtually all decisions concerning the conduct of the business of Overseas Filmgroup, including the motion picture properties and rights to be acquired by Overseas Filmgroup and the arrangements to be made for the distribution, production and financing of motion pictures by Overseas Filmgroup, are made or are significantly influenced by these key executives. The loss of either of their services for any reason would have a material adverse effect on the Surviving Corporation's business and operations and its prospects for the future. In addition, Overseas Filmgroup's amended credit facility, which will become effective upon consummation of the Merger, contains covenants and similar provisions, generally requiring Ms. Little and Mr. Little's continued involvement with, and control of, the Surviving Corporation.


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   A condition to consummation of the Merger is that the Surviving Corporation shall be named as the beneficiary under an aggregate of $1,700,000 of "key man" life insurance on the life of Robert B. Little and $3,700,000 on the life of Ellen Dinerman Little. Upon consummation of the Merger, the Surviving Corporation will also enter into employment agreements with these executives and with William F. Lischak, the Chief Operating Officer and Chief Financial Officer of Overseas Filmgroup, for terms ending five years from the date the Merger is consummated. Under certain circumstances, these employment agreements may be terminated earlier by the Surviving Corporation or the executives.

INCREASING ACQUISITION, PRODUCTION AND MARKETING COSTS

   The costs of producing and marketing motion pictures have increased dramatically in recent years. The average direct negative cost in 1995 for films released by the major United States production studios was $36,400,000, an increase of 6.4% from 1994 and 65% from 1989. Direct negative costs include production costs of acquiring or developing the screenplay, the compensation of creative and other production personnel, film studio and location rentals, equipment rentals, film stock and other costs incurred in principal photography, and post-production costs including the creation of special effects and music, but exclude distribution expenses, such as the costs of advertising and release prints, capitalized interest and overhead. The average marketing cost per picture in 1995 for films released by the major studios was $17,700,000, an increase of 10.6% from 1994 and 92% from 1989. These costs will likely continue to increase in the future, thereby increasing the capital required for the operations of motion picture producers and distributors (both the major studios and independent film companies, including Overseas Filmgroup), and the risk borne by such parties. The motion pictures distributed, financed or produced by Overseas Filmgroup typically have had direct negative costs substantially below the average for the major studios. For 1994, 1995 and the first six months of 1996, the average direct negative costs of motion pictures distributed by Overseas Filmgroup were approximately $1,880,000, $2,000,000 and $2,800,000, respectively. The average print and advertising costs associated with the three motion pictures distributed by First Look Pictures from January 1, 1995 through June 30, 1996 were approximately $1,300,000. Overseas Filmgroup may from time to time in the future distribute, finance or produce motion pictures with substantially larger direct negative costs and marketing costs. Such costs may in certain circumstances be substantially in excess of the average direct negative and marketing costs of the films historically distributed by Overseas Filmgroup. In addition, as part of Overseas Filmgroup's overall business strategy, it intends to gradually and selectively acquire rights to, finance or produce films which Overseas Filmgroup believes have greater production values (often as a result of larger budgets) and greater potential for more widespread audience appeal. As a result, management of Overseas Filmgroup anticipates that in the future its costs and expenses (including those of acquiring distribution rights) may rise significantly.

INCREASED MOTION PICTURE INVESTMENT BY OVERSEAS FILMGROUP


   Overseas Filmgroup typically acquires distribution rights in a motion picture for a specified term in one or more territories and media. In some circumstances, Overseas Filmgroup also acquires the copyright to the motion picture. The arrangements Overseas Filmgroup enters into to acquire rights often includes Overseas Filmgroup agreeing to pay an advance or minimum guarantee for the rights acquired and/or agreeing to advance print and advertising costs, obligations which are independent of the actual financial performance of the motion picture being distributed. The risks incurred by Overseas Filmgroup dramatically increase to the extent Overseas Filmgroup takes such actions. Overseas Filmgroup committed to pay an advance or minimum guarantee or advance print and advertising costs with respect to approximately eight films in 1995 (for an aggregate commitment in excess of the aggregate "pre-sale" or "pre-license" commitment obtained from sub-distributors with respect to such films of approximately $9,040,000) and approximately five films in the first six months of 1996 (for an aggregate commitment in excess of the "pre-sale" or "pre-license" commitment obtained from sub-distributors with respect to such films of approximately $8,800,000), compared to approximately six films in 1994 (for an aggregate commitment in excess of the "pre-sale" or "pre-license" commitment obtained from sub-distributors with respect to such films of approximately $3,430,000). While Overseas Filmgroup generally works with independent producers who have already developed projects, Overseas Filmgroup also incurs significant


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risk to the extent it engages in development or production activities itself, given the costs and risks associated with such activities, including the uncertainty of whether any particular development project will eventually result in a completed film. Although Overseas Filmgroup may, in certain circumstances, reduce some of the foregoing risks by sub-licensing certain distribution rights in exchange for minimum guarantees from sub-licensees such as foreign sub-distributors (see "--Certain Considerations Relating to the Receipt of Minimum Guarantees by Overseas Filmgroup" below), the risks incurred by Overseas Filmgroup are generally greater the greater the "investment" by Overseas Filmgroup in a motion picture. This "investment" by Overseas Filmgroup in a motion picture includes the cost of acquisition of the distribution rights (including any advance or minimum guarantee paid to the producer), the amount of the production financed, and the marketing and distribution costs borne. For a variety of reasons, including (i) the likelihood of continued industry-wide increases in acquisition, production and marketing costs (see "--Increasing Acquisition, Production and Marketing Costs" above); (ii) Overseas Filmgroup's intent to gradually and selectively acquire rights to or produce films which have greater production values (often as a result of larger budgets); and (iii) Overseas Filmgroup's increasing role as the principal financier of a greater portion of the motion pictures it distributes, the "investment" by Overseas Filmgroup in the motion pictures it distributes in the future and the associated risks faced by Overseas Filmgroup are likely to increase.


CERTAIN CONSIDERATIONS RELATING TO THE RECEIPT OF MINIMUM GUARANTEES BY OVERSEAS FILMGROUP

   Overseas Filmgroup does not always receive a minimum guarantee from the licensing of distribution rights to sub-distributors, thus increasing Overseas Filmgroup's reliance on the actual financial performance of the film being distributed. In some circumstances, whether Overseas Filmgroup receives a minimum guarantee depends upon the media. See "BUSINESS OF OVERSEAS FILMGROUP
- --Motion Picture Distribution." For example, Overseas Filmgroup is increasingly (particularly with respect to motion pictures which have not been theatrically released) entering into video distribution arrangements with sub-distributors where no minimum guarantee is paid to Overseas Filmgroup. Even if Overseas Filmgroup does obtain minimum guarantees from its sub-distributors, such minimum guarantees do not assure the profitability of Overseas Filmgroup's motion pictures or Overseas Filmgroup's operations. Additional revenues may be necessary from distribution of a motion picture in order to enable Overseas Filmgroup to recoup any investment in such motion picture in excess of the aggregate minimum guarantees obtained from such sub-distributors, pay for distribution costs, pay for ongoing acquisition and development of other motion pictures by Overseas Filmgroup and cover general overhead. While the pre-licensing of distribution rights to sub-distributors in exchange for minimum guarantees may reduce some of the risk to Overseas Filmgroup from unsuccessful films, it may also result in Overseas Filmgroup receiving lower revenues with respect to highly successful films than if such licensing of distribution rights were made upon different terms that, for example, might have provided lower minimum guarantees to Overseas Filmgroup but also provided a lower distribution fee (i.e., a lower percentage of gross revenues) to the sub-distributor.

ABILITY TO ACHIEVE ACQUISITION AND DISTRIBUTION GOALS


   Assuming consummation of the Merger, Overseas Filmgroup currently intends to acquire rights to and distribute approximately twelve to eighteen films per year. Overseas Filmgroup, alone or in conjunction with others, currently intends to selectively finance (typically by agreeing to pay the independent producer a minimum guarantee for the distribution rights to be acquired by Overseas Filmgroup) all or a portion of the production costs of, or produce, an aggregate of approximately six to ten of these films. No assurance can be given that such goals will be met in future periods or that the number of films acquired, distributed and/or financed will not exceed such estimated ranges. The acquisition, production, completion and distribution of motion pictures is subject to numerous uncertainties, including financing requirements, personnel availability and the release schedule of competing films.


RENEWAL OR REFINANCING OF CREDIT FACILITY


   Overseas Filmgroup's operations are supported by a credit facility from Coutts & Co. ("Coutts") and Berliner Bank A.G. London Branch ("Berliner") that is reviewed on an annual basis. Coutts, Berliner and


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Overseas Filmgroup have agreed to an amended credit facility to become effective upon consummation of the Merger provided certain conditions are satisfied. Effectiveness of the amended credit facility is a condition to the Merger. The commitment to lend under the amended credit facility will expire on May 9, 1997, the date of the next annual review. Certain advances made under the credit facility are due upon expiration of the commitment to lend while certain others are due one year after the advance of funds. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP --Liquidity and Capital Resources." In order to have sufficient funds available to maintain its acquisition, distribution, finance and production activities, the Surviving Corporation will need to renew or refinance the credit facility on or before May 9, 1997. There can be no assurance that the Surviving Corporation will be able to renew or refinance its credit facility on terms similar to the existing terms, or at all. Failure to do so would have a material adverse effect on the business, financial condition and operations of the Surviving Corporation.


COMPETITION

   Motion picture production, finance and distribution are highly competitive businesses in the United States and internationally, with competition coming both from companies within the motion picture industry and companies in other entertainment media. Many of these competitors have significantly greater financial and other resources than Overseas Filmgroup. Overseas Filmgroup's ability to compete successfully depends in large part upon the continued availability of independently-produced, domestic and foreign, motion pictures and Overseas Filmgroup's ability to identify and acquire distribution rights and distribute such motion pictures successfully. A number of formerly independent motion picture companies have been acquired in recent years by major entertainment companies. See "THE MOTION PICTURE INDUSTRY --General." These transactions have significantly increased competition for the acquisition of distribution rights to independently produced motion pictures by eliminating some available sources of independently produced films and providing greater financial resources to other previously independent companies engaged in the business of acquiring distribution rights to independently produced films. See "BUSINESS OF OVERSEAS FILMGROUP --Competition."

CERTAIN RISKS ASSOCIATED WITH INTERNATIONAL DISTRIBUTION


   A significant portion of Overseas Filmgroup's revenue (approximately 66% in 1995) is from the distribution of motion pictures and the licensing of distribution rights in territories outside the United States. The Surviving Corporation's financial results and results of operations could be negatively affected by such factors as changes in foreign currency exchange rates and currency controls, trade protection measures, motion picture piracy, content regulation, longer accounts receivable collection patterns, changes in regional or worldwide economic or political conditions or natural disasters. See
"BUSINESS OF OVERSEAS FILMGROUP --Motion Picture Distribution" and "
- --Regulation." Because Overseas Filmgroup's contracts are typically denominated in U.S. dollars, advances and minimum guarantees of sublicense fees payable to Overseas Filmgroup by foreign sub-distributors, and advances and minimum guarantees to be paid by Overseas Filmgroup to foreign producers in connection with the acquisition of distribution rights, are generally unaffected by exchange rate fluctuations. However, to the extent Overseas Filmgroup's agreements with foreign sub-distributors require such sub-distributors to pay Overseas Filmgroup a percentage of revenues in excess of any advance or minimum guarantee, fluctuations in the currencies in which such revenues are received by the sub-distributor may affect the amount of U.S. dollars received by Overseas Filmgroup in excess of any minimum guarantee. Exchange rate fluctuations could also affect the ability of sub-distributors to bid for and acquire rights to motion pictures distributed by Overseas Filmgroup. Management of Overseas Filmgroup does not believe exchange rate fluctuations have had a material effect on Overseas Filmgroup's results of operations in the past, although no assurances can be given that these fluctuations will not have a material impact on its results of operations in the future.

FLUCTUATION OF OPERATING RESULTS; ANTICIPATED LOSS

   Although Overseas Filmgroup has achieved annual profitability for each full fiscal year since 1987 (the first year in which accountants reviewed or audited its financial statements), Overseas Filmgroup


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believes it has experienced losses in interim periods and may incur losses in interim periods in the future. Often such interim losses have resulted from fluctuations in the number of films released by Overseas Filmgroup from quarter to quarter (as described below), because Overseas Filmgroup, in many cases, may recognize a substantial portion of the revenues relating to a film upon the initial release of the film. In addition, there can be no assurance that the operation of Overseas Filmgroup in the future, on an annual basis, will be profitable. Most of Overseas Filmgroup's revenues are derived from the exploitation of the relatively limited number of motion pictures distributed by Overseas Filmgroup (compared to the number of films distributed by the major studios). The number of motion pictures for which Overseas Filmgroup acquires distribution rights may vary significantly from quarter to quarter. The number of motion pictures which Overseas Filmgroup distributes, including its First Look Pictures' releases, also may vary significantly from quarter to quarter, due to uncertainties in the release schedules of such motion pictures. In addition, the audience response to the motion pictures that Overseas Filmgroup distributes is unpredictable. As a result of the foregoing, Overseas Filmgroup's revenues, expenses and earnings have historically fluctuated and are likely to continue to fluctuate significantly from quarter to quarter. Accordingly, Overseas Filmgroup's (and the Surviving Corporation's) revenues, expenses and earnings in any particular period may not be indicative of the results for any future period. Management of Overseas Filmgroup anticipates that, primarily as a result of a one-time, non-recurring charge to income resulting from the termination of Overseas Filmgroup's federal S corporation status upon consummation of the Merger, the Surviving Corporation will incur a net loss for the quarter ending December 31, 1996. Such accounting charge will also significantly reduce the Surviving Corporation's earnings for the year ending December 31, 1996, and could result in a loss for such period. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP."


CONCENTRATION OF OWNERSHIP BY PRINCIPAL STOCKHOLDERS


   Upon consummation of the Merger (assuming no exercise of then outstanding EMAC options or warrants), Ellen Dinerman Little and Robert B. Little will beneficially own approximately 55% of the outstanding common stock of the Surviving Corporation (including for this purpose shares of common stock for which they have been granted proxies). The executive officers and directors of the Surviving Corporation, including Ms. Little and Mr. Little, will, in the aggregate, beneficially own approximately 65.1% of the outstanding Common Stock of the Surviving Corporation at the Effective Time of the Merger. As a result of this concentration of ownership, as well as certain provisions of the Surviving Corporation's Restated Certificate of Incorporation and Bylaws and provisions of certain of the agreements being entered into in connection with the Merger, it is anticipated that these stockholders will be able to exercise control over matters requiring stockholders' approval, including the election of directors, and significant corporate transactions, including mergers, consolidations and sales of all or substantially all of the assets of the Surviving Corporation, subject in each case to the Stockholders' Voting Agreement and Operating Guidelines being entered into and adopted, respectively, in conjunction with the Merger. In addition, these factors are likely to have the effect of discouraging third parties from acquiring substantial blocks of the Surviving Corporation's common stock. Such concentration of ownership also could tend to limit the price that investors might be willing to pay in the future for shares of common stock as it may reduce the possibility of a change in control of the Surviving Corporation. A change in control of an issuer frequently occurs at a premium over the historical trading prices of the issuer's publicly traded common stock.


POTENTIAL ADVERSE EFFECT ON MARKET PRICE RESULTING FROM SECURITIES ELIGIBLE FOR FUTURE SALES

   Sales of substantial amounts of shares of common stock of the Surviving Corporation (including shares issued upon the exercise of outstanding options and warrants) in the public market or the prospect of such sales could adversely affect the market price of the common stock of the Surviving Corporation. Upon consummation of the Merger, the Surviving Corporation will have outstanding 5,777,778 shares of common stock, assuming no exercise of existing options and warrants. Of those shares, 2,100,000 shares are freely tradable without restriction. An additional 500,000 shares are held by the Initial Stockholders and have been placed in escrow pursuant to which the holders thereof have agreed not to sell or otherwise

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transfer these shares until February 16, 1998. The remaining 3,177,778 shares, which constitute the Merger Shares, are subject to the Lock-Up and Registration Rights Agreement, pursuant to which 1,059,260 shares, 1,059,259 shares and 1,059,259 shares will be available for resale in the public market on February 16, 1998, February 16, 1999 and February 16, 2000, respectively, or earlier in limited circumstances, provided such shares are registered under the Securities Act pursuant to certain "piggyback" and demand registration rights or are resold pursuant to Rule 144 under the Securities Act ("Rule 144"). In addition, there are outstanding (i) 4,200,000 publicly-traded warrants ("EMAC Warrants"), which entitle the holders to purchase at a price of $5.00 per share one share of EMAC Common Stock for each EMAC Warrant, commencing on the consummation of the Merger and ending on February 16, 2002, (ii) 300,000 Bridge Warrants ("Bridge Warrants") which were issued in a private placement and are identical to the EMAC Warrants except that they are redeemable by the Surviving Corporation beginning 90 days after the consummation of the Merger and (iii) 200,000 Unit Purchase Options ("UPOs") held by GKN Securities Corp. and its affiliates, initially exercisable at $9.90 per UPO, consisting of an option to purchase one share of EMAC Common Stock and two warrants identical to the EMAC Warrants at an exercise price of $5.85 per share, which option expires on February 16, 2000. The shares of common stock underlying the UPOs are subject to certain demand and "piggyback" registration rights. Further, upon consummation of the Merger, there will be outstanding a warrant to purchase 62,500 shares of common stock of the Surviving Corporation which are subject to certain "piggy-back" registration rights. Notwithstanding the above, any shares that are purchased by "affiliates" of the Surviving Corporation, as that term is defined in Rule 144, will be subject to the resale limitations of Rule 144. EMAC has undertaken, and currently intends, to file and keep current a prospectus which will permit the purchase and sale of the shares of EMAC Common Stock underlying the EMAC Warrants, Bridge Warrants and UPOs, but there can be no assurance that EMAC will be able to do so. The Surviving Corporation intends to file and keep current a registration statement on Form S-8 under the Securities Act covering the sale of an aggregate of 2,750,000 shares which are reserved for issuance under the Option Plans. See "THE MERGER --Restricted Disposition of Merger Shares; Registration Rights," "DESCRIPTION OF EMAC CAPITAL STOCK," "APPROVAL OF THE MANAGEMENT OPTION PLAN" and "APPROVAL OF THE 1996 STOCK OPTION PLAN."


POSSIBLE VOLATILITY OF SECURITIES PRICES

   The trading prices of the Surviving Corporation's securities could be subject to wide fluctuations in response to variations in operating results which may be affected by variations from period-to-period in the number of motion pictures for which the Surviving Corporation acquires distribution rights and the number of motion pictures which the Surviving Corporation distributes. See "BUSINESS OF OVERSEAS FILMGROUP --Motion Picture Distribution." The operating results of the Surviving Corporation also may be affected by the release schedule of the motion pictures distributed by the Surviving Corporation, the commercial success of such motion pictures and other events or factors. In addition, the stock market has experienced significant price and volume fluctuations which have affected the market price for many companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations may adversely affect the market price of the Surviving Corporation's securities. In addition, factors not within the control of the Surviving Corporation, including public statements from securities analysts and others concerning the Surviving Corporation's operations, public acceptance of the motion pictures distributed by the Surviving Corporation, interest rates and changes in general economic conditions, could also have a significant impact on the future market prices for the Surviving Corporation's securities, which may be volatile.

POTENTIAL ADVERSE IMPACT OF ANTI-TAKEOVER PROVISIONS

   The Surviving Corporation's Restated Certificate of Incorporation, the Bylaws of the Surviving Corporation and the provisions of the DGCL contain provisions that may be deemed to have the effect of discouraging a third party from pursuing a nonnegotiated takeover of the Surviving Corporation because they have the effect of delaying, deterring or preventing a change in control of the Surviving Corporation. Such provisions may have an adverse impact on the price of the securities of the Surviving

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Corporation that are traded in the public market. See "DESCRIPTION OF EMAC
CAPITAL STOCK." The Surviving Corporation's Restated Certificate of Incorporation authorizes the issuance of "blank check" preferred stock with such rights and preferences as may be determined from time to time by the board of directors of the Surviving Corporation, without stockholder approval. In the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Surviving Corporation even though such an attempt might be economically beneficial to the stockholders of the Surviving Corporation. The Surviving Corporation's Restated Certificate of Incorporation also provides for staggered terms for members of the Surviving Corporation's Board of Directors. The Surviving Corporation is subject to provisions of the DGCL, which, subject to certain exceptions, will prohibit the Surviving Corporation from engaging in any "business combination" with a person who, together with affiliates and associates, owns 15% or more of the Surviving Corporation's Common Stock (an "Interested Stockholder") for a period of three years following the date that such person became an Interested Stockholder, unless the business combination is approved in a prescribed manner as was the Merger. These provisions of Delaware law and of the Surviving Corporation's Restated Certificate of Incorporation and Bylaws may have the effect of delaying, deterring or preventing a change in control of the Surviving Corporation, may discourage bids for the Surviving Corporation's common stock at a premium over market price and may adversely affect the market price, and the voting and other rights of the holders, of the Surviving Corporation's common stock. In addition, the acceleration of vesting of options granted under the 1996 Stock Option Plan in the event of a change in the ownership or control of the Surviving Corporation may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Surviving Corporation.


DIVIDENDS UNLIKELY


   EMAC has not paid any dividends on shares of EMAC Common Stock to date. After the consummation of the Merger, the payment of cash dividends will be contingent upon the Surviving Corporation's consolidated revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends after consummation of the Merger will be subject to the discretion of the Surviving Corporation's Board of Directors, and it is unlikely that cash dividends will be paid in the foreseeable future as it is currently anticipated that available cash will be utilized to further the growth of the Surviving Corporation subsequent to the Effective Time. In addition, certain covenants in the credit facility of the Surviving Corporation substantially restrict the payment of cash dividends. See "DESCRIPTION OF EMAC CAPITAL STOCK --Dividends" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP --Liquidity and Capital Resources."


CURRENT PROSPECTUS AND STATE BLUE SKY REGISTRATION REQUIRED TO EXERCISE
WARRANTS


   EMAC will not be able to issue shares of EMAC Common Stock upon exercise of the outstanding EMAC Warrants, Bridge Warrants and UPOs unless there is then a current prospectus relating to such shares of EMAC Common Stock, and unless such shares of EMAC Common Stock are qualified for sale or exempt from qualification under applicable state securities laws of the jurisdictions in which the various holders of the Warrants, Bridge Warrants and UPOs reside. EMAC has undertaken, and currently intends, to file and keep current a prospectus which will permit the purchase and sale of the shares of EMAC Common Stock underlying the EMAC Warrants, Bridge Warrants and UPOs, but there can be no assurance that EMAC will be able to do so. Although EMAC intends to seek to qualify for sale the shares of EMAC Common Stock underlying the EMAC Warrants, Bridge Warrants and UPOs in those states in which the securities are to be offered, no assurance can be given that such qualification will occur. The EMAC Warrants, Bridge Warrants and UPOs may be deprived of any value and the market for the Warrants, Bridge Warrants and UPOs may be limited if a current prospectus covering the shares of EMAC Common Stock issuable upon the exercise of the EMAC Warrants, Bridge Warrants and UPOs is not kept effective or if such shares of EMAC Common Stock are not qualified or exempt from qualification in the jurisdictions in which the holders of the EMAC Warrants, Bridge Warrants and UPOs then reside. See "DESCRIPTION OF EMAC CAPITAL STOCK."


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OTC BULLETIN BOARD


   EMAC's securities are traded in the over-the-counter market on the OTC Bulletin Board (an NASD sponsored and operated interdealer automated quotation system for equity securities not included in the Nasdaq SmallCap Market or Nasdaq National Market), as well as in the NQB Pink Sheets published by the National Quotation Bureau Incorporated. There can be no assurance that the OTC Bulletin Board will be recognized by the brokerage community as an acceptable trading medium. In the absence of such recognition, the liquidity and stock price of EMAC's securities in the secondary market may be adversely affected, and there can be no assurance that a public market for the securities of the Surviving Corporation will develop or be sustained. EMAC has applied to have the EMAC Common Stock and the EMAC Warrants listed for trading on the Nasdaq National Market. There can be no assurance that the EMAC Shares or the EMAC Warrants will be approved for quotation on the Nasdaq National Market at the Effective Time of the Merger or in the future.


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                               THE EMAC MEETING


   This Proxy Statement is being furnished to holders of EMAC Common Stock in connection with the solicitation of proxies by the EMAC Board for use at the EMAC Meeting to be held on October 25, 1996, at the offices of Rosenfeld, Meyer & Susman, 9601 Wilshire Boulevard, 4th Floor, Beverly Hills, California at 10:00 a.m., local time, and any adjournment thereof.

   This Proxy Statement, the Notice of Meeting and the accompanying form of proxy is first being mailed to EMAC Stockholders on or about September 25, 1996.


PURPOSE OF THE EMAC MEETING


   At the EMAC Meeting, EMAC Stockholders will be asked to consider and act upon a proposal to approve the Merger Agreement, providing for the Merger of Overseas Filmgroup with and into EMAC. As a result of the Merger, outstanding shares of Overseas Common Stock will be converted into an aggregate of (i) 3,177,778 shares of EMAC Common Stock; (ii) $1,500,000 in cash, subject to adjustment in certain circumstances; and (iii) a secured promissory note in the amount of $2,000,000. In lieu of any fractional share resulting from the Merger, Overseas Stockholders will receive one whole share of EMAC Common Stock. None of the currently outstanding shares of EMAC Common Stock will be converted or otherwise changed as a result of the Merger. Assuming (i) none of the outstanding EMAC Warrants, Bridge Warrants or UPOs is exercised, and (ii) no holder of shares of EMAC Common Stock exercises its right of redemption or appraisal for such shares, immediately after the Effective Time of the Merger, the Overseas Stockholders will own approximately 55% of the then outstanding shares of EMAC Common Stock.


   EMAC Stockholders will also be asked to consider and vote upon the election of seven directors to the Board of Directors of the Surviving Corporation, and proposals to approve amendments to, and restatement of, the EMAC Certificate of Incorporation, the Option Plans, and the appointment of Price Waterhouse LLP as independent auditors. If the Merger is not consummated, the current directors of EMAC will continue as the EMAC Board, the EMAC Certificate of Incorporation will not be amended, and the Option Plans will not be implemented, notwithstanding the EMAC Stockholders electing all the persons nominated as directors and approving such other proposals. In addition, pursuant to the EMAC Certificate of Incorporation, if a Business Combination is not consummated by February 16, 1997, EMAC will be liquidated. Approval of the Merger Agreement and the Option Plans by EMAC Stockholders and election of the persons nominated as directors of the Surviving Corporation are among the conditions to the consummation of the Merger by EMAC under the terms of the Merger Agreement. See "THE MERGER --The Merger Agreement."

   THE EMAC BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT, EACH OF THE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF THE SURVIVING CORPORATION, THE AMENDMENTS TO, AND RESTATEMENT OF, THE EMAC CERTIFICATE OF INCORPORATION, THE OPTION PLANS AND THE APPOINTMENT OF PRICE WATERHOUSE LLP. CERTAIN DIRECTORS OF EMAC HAVE VARIOUS CONFLICTS ON INTEREST ARISING OUT OF CERTAIN AGREEMENTS WITH EMAC AND THEIR OWNERSHIP OF SHARES OF EMAC COMMON STOCK.

VOTING RIGHTS


   The EMAC Board has fixed September 17, 1996 as the EMAC Record Date for the determination of EMAC Stockholders entitled to notice of and to vote at the EMAC Meeting. Accordingly, only holders of record of shares of EMAC Common Stock at the close of business on the EMAC Record Date will be entitled to vote at the EMAC Meeting. At the close of business on the EMAC Record Date, there were 2,600,000 shares of EMAC Common Stock outstanding, each of which is entitled to one vote on each matter properly submitted to a vote at the EMAC Meeting.


   The presence at the EMAC Meeting, in person or by general or limited proxy, of a majority of the outstanding shares entitled to vote will constitute a quorum at the meeting. Shares of record held by a

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broker or nominee that are returned to EMAC but not voted on any matter will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote on the matter as to which authority is withheld. Pursuant to the EMAC Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of EMAC Common Stock is required to approve the Merger Agreement; provided, however, that if holders of 20% or more of the shares of EMAC Common Stock held by EMAC's Public Stockholders vote against the approval of the Merger Agreement and such Public Stockholders exercise their redemption rights, EMAC will not consummate the Merger. If a quorum is present, directors will be elected by a plurality of the votes cast at the EMAC Meeting; "plurality" means that the nominees who receive the largest number of votes cast are elected as the directors up to the maximum number of directors to be elected. Any shares not voted "FOR" a particular director (whether as a result of a direction to withhold authority or a broker nonvote) will not be counted for purposes of determining a plurality. If a quorum is present, the affirmative vote of a majority of the shares of EMAC Common Stock present in person or represented by proxy at the EMAC Meeting and entitled to vote is required to approve the proposed amendments to, and restatement of, the EMAC Certificate of Incorporation. If a quorum is present, the affirmative vote of a majority of shares present in person or represented by proxy at the EMAC Meeting and entitled to vote is required to approve each of the Option Plans. If a quorum is present, the affirmative vote for a majority of the shares of EMAC Common Stock present in person or represented by proxy at the EMAC Meeting and entitled to vote is required to approve the appointment of Price Waterhouse
LLP.

   Abstentions may be specified on each of the proposals to approve the Merger Agreement, to approve the amendments to the EMAC Certificate of Incorporation, to approve the Option Plans and to approve the appointment of Price Waterhouse LLP. The EMAC Stockholders who abstain will be considered present and entitled to vote at the EMAC Meeting but will not be counted as votes cast in the affirmative. Abstentions on the proposal to approve the Merger Agreement will have the effect of a negative vote because this proposal requires the affirmative vote of a majority of the shares of EMAC Common Stock, but such stockholders will not be entitled to exercise any redemption rights in connection with the proposed Merger. Abstentions on the proposal to approve the amendments to, and restatement of, the EMAC Certificate of Incorporation will also have the effect of a negative vote because this proposal requires the approval of a majority of the shares entitled to vote. Abstentions on the proposals to approve the Option Plans and the appointment of Price Waterhouse LLP as independent auditors will not have the effect of a negative vote because these proposals only require the affirmative vote of a majority of shares present in person or represented by proxy at the EMAC Meeting and entitled to vote.

   On the proposal to approve the Merger Agreement, if authority is withheld by brokers or nominees holding the shares in "street name," the effect will be that of a vote against the proposal because these proposals must be approved by a majority of the shares of EMAC Common Stock. On the proposals to approve the amendment to the EMAC Certificate of Incorporation, to elect the directors, to approve each of the Option Plans and to ratify and approve the appointment of Price Waterhouse LLP, if authority is withheld by brokers or nominees holding the shares in "street name," there will be no effect on the vote because such shares will not be considered entitled to vote on the matters.


   As of September 17, 1996, EMAC's Initial Stockholders, who are also the directors and executive officers of EMAC, beneficially owned 500,000 shares of EMAC Common Stock, constituting approximately 19% of the then outstanding shares of EMAC Common Stock. All such Initial Stockholders have agreed to vote their shares of EMAC Common Stock in accordance with the majority in interest of the Public Stockholders on the Merger Agreement. Consequently, if a majority of the outstanding shares of EMAC Common Stock held and voted by EMAC's Public Stockholders is voted in favor of the Merger Agreement, EMAC's Initial Stockholders will vote their shares of EMAC Common Stock in favor of the Merger Agreement. The Initial Stockholders have also advised EMAC that they intend to vote their shares in favor of the other proposals being submitted to the EMAC Stockholders.


   Each EMAC Stockholder can vote personally or by proxy; a person acting as a proxy need not be a stockholder.

SOLICITATION AND REVOCATION OF PROXIES

   The EMAC Board is making the solicitation of proxies from its stockholders hereby. All shares represented by properly executed proxies will be voted and will be voted in accordance with the directions

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on the proxies, unless such proxies are revoked prior to the vote. PROPERLY
EXECUTED PROXIES CONTAINING NO INSTRUCTIONS REGARDING ANY PARTICULAR MATTER SPECIFIED THEREIN WILL BE VOTED "FOR" THE APPROVAL OF SUCH MATTER. The EMAC Board does not know of any other matters which may come before the meeting of its stockholders. If any other matters are properly presented for action at the EMAC Meeting, the named proxies will vote in accordance with their best judgment on such matters. EMAC will bear the cost of solicitation of proxies for the EMAC Meeting. In addition to the use of the mails, proxies may be solicited by telephone or in person by directors and officers and employees of EMAC who will not be specially compensated for such services. Additional solicitation of proxies of the stockholders of EMAC will be made in the same manner as by EMAC under special engagement and direction of Georgeson & Company Inc. at a cost of approximately $6,000, plus expenses, which amount will be paid by EMAC. EMAC will request that the Notice of Annual Meeting, this Proxy Statement, the proxy and related materials, if any, be forwarded to beneficial owners and will reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling such matters.

   A stockholder of EMAC who executes and returns a proxy has the power to revoke it at any time before it is voted. The giving of a proxy does not affect a stockholder's right to attend and vote in person at the EMAC Meeting. A stockholder's presence at the meeting, however, will not in itself revoke the stockholder's proxy. An EMAC Stockholder giving a proxy pursuant to this solicitation may revoke such proxy by delivering a written revocation to the Secretary of EMAC, 202 North Canon Drive, Beverly Hills, California 90210. No revocation by written notice, however, will be effective unless and until such notice is received by the Secretary of EMAC prior to the date of the EMAC Meeting or by the inspector of election at the EMAC Meeting prior to the closing of the polls.


                                  THE MERGER

GENERAL


   The following is a summary of certain aspects of the Merger. Although EMAC believes that all material provisions of the Merger Agreement have been set forth in this Proxy Statement, this summary does not discuss all the elements of that agreement and is qualified in its entirety by reference to the Merger Agreement and the amendment to the Merger Agreement, copies of which are attached to this Proxy Statement as Appendices A and B, respectively, and are incorporated herein by reference. Stockholders are urged to read the Merger Agreement carefully. Copies of the exhibits to the Merger Agreement may be obtained upon written request to EMAC at 202 North Canon Drive, Beverly Hills, California 90210, Attn: Secretary.


   Pursuant to the Merger Agreement, Overseas Filmgroup will merge with and into EMAC. The Surviving Corporation will succeed to the operations conducted by Overseas Filmgroup prior to the Merger.

BACKGROUND OF THE MERGER

   The terms of the Merger Agreement are the result of arm's-length negotiations between representatives of EMAC and Overseas Filmgroup. The following is a brief discussion of the background of these negotiations, the Merger and related transactions.


   EMAC was formed in December 1993. Following the consummation of EMAC's IPO in February 1995, from which EMAC derived net proceeds of approximately $11,340,000 after payment of underwriting discounts and the underwriter's non-accountable expense allowance, EMAC's officers and directors commenced an active search for a prospective Target Business following the guidelines set forth below. Ninety percent (90%) of such net proceeds were placed in the Trust Fund immediately following the IPO. In accordance with EMAC's Certificate of Incorporation, these funds will be released from the Trust Fund either upon the consummation of a Business Combination or upon the liquidation of EMAC, which liquidation must occur by February 16, 1997 unless EMAC has consummated a Business Combination on or before that date. As of September 17, 1996, the Trust Fund held approximately $11,092,000.


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   During the period from February 1995 through June 1996, EMAC evaluated a number of prospective Target Businesses in the Entertainment/ Media Industry. In evaluating each prospective Target Business, EMAC's officers and directors considered, among other factors, all or a majority of the following:

   (a)     financial condition and results of operations of the Target
           Business;

   (b)     costs associated with consummating the Business Combination;

   (c)     growth potential;

   (d) experience and skill of management and availability of additional personnel;

   (e)     capital requirements;

   (f)     competitive position;

   (g) stage of development of the Target Business's products, processes or services;

   (h) degree of current or potential market acceptance of these products, processes or services; and

   (i) proprietary features and degree of intellectual property or other protection of these products, processes or services.

   On March 13, 1995, Stephen K. Bannon, Chairman of the Board of Directors of EMAC, conducted an initial meeting at the Overseas Filmgroup offices in Los Angeles, California, with Robert B. Little and William F. Lischak, executive officers of Overseas Filmgroup, to discuss a merger and commence preliminary due diligence activities in respect of both EMAC and Overseas Filmgroup. Shortly thereafter, Mr. Bannon also held an initial meeting with Ellen Dinerman Little, an executive officer of Overseas Filmgroup.

   On March 24, 1995, Mr. Bannon and Scot K. Vorse, Vice President-Finance, Treasurer, Secretary and a director of EMAC, met with Ms. Little and Messrs. Little and Lischak. It was agreed that EMAC and Mr. Lischak would develop a working plan to determine the value of Overseas Filmgroup and proceed with plans to determine whether a Business Combination would be appropriate. During the next several months, several meetings involving executive officers of both Overseas Filmgroup and EMAC were held during which extensive due diligence was performed. Officers of EMAC gave particular focus to Overseas Filmgroup's operations, projections and financial statements.

   On October 18, 1995, Messrs. Bannon and Vorse of EMAC, along with Ms. Little and Messrs. Little and Lischak, discussed general terms for a proposed merger. They determined that a merger between EMAC and Overseas Filmgroup should be negotiated and, if such negotiations were successful, an agreement of merger should be executed and presented to the EMAC Stockholders for their approval.


   Messrs. Bannon and Vorse and Mr. R. Timothy O'Donnell of Jefferson Capital Group, Ltd., financial advisor to Overseas Filmgroup, together with the executive officers of Overseas Filmgroup, formulated the various exchange ratios for the Overseas Common Stock. The exchange ratios took into consideration the parties' valuation of Overseas Filmgroup, the cash value per share of shares of EMAC Common Stock, the allocation of Merger Consideration among stock, cash and promissory notes, and the number of outstanding shares of Overseas Common Stock.

   On February 16, 1996, Ms. Little and Messrs. Little and Lischak of Overseas Filmgroup, Messrs. Bannon and Vorse of EMAC, Mr. O'Donnell of Jefferson Capital Group, Ltd., representatives of counsel to, and the accountants for, each of the parties, and a representative of Overseas Filmgroup's commercial lenders met to discuss a timetable for consummation of the proposed transaction and the responsibilities of each party and its advisors in completing the process. In mid-February 1996, counsel for each of Overseas Filmgroup and EMAC commenced their due diligence reviews of the companies, and EMAC's counsel commenced the preparation of the Merger Agreement. On several occasions from late February through early July 1996, Messrs. Bannon and Vorse and Ms. Little and Messrs. Little and Lischak held telephone conferences and face-to-face meetings, in most instances with their respective counsel and other advisors, to negotiate and finalize certain representations and warranties, covenants, conditions precedent to the Merger and termination and indemnification provisions contained in the Merger


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Agreement, as well as the terms of the other agreements called for by the
Merger Agreement. Each of the parties also prepared and exchanged various disclosure schedules to the Merger Agreement that clarified the outstanding obligations of each of the parties to third parties and prepared and delivered financial statements of their respective companies.


   On May 2, 1996, the EMAC Board reviewed the material terms of the Merger Agreement and the transactions contemplated thereby. The EMAC Board unanimously approved entering into the Merger Agreement and the related transactions, subject to satisfactory completion of the due diligence investigation and receipt of additional financial information.

   On June 30, 1996, the Board of Directors of Overseas Filmgroup and the Overseas Stockholders approved the Merger and related agreements and transactions by unanimous written consent, including the original Merger Agreement.


   EMAC, Overseas Filmgroup, and Ellen Dinerman Little and Robert B. Little entered into the Merger Agreement on July 2, 1996 and announced the execution of the Merger Agreement through a press release on the same date.


   On September 20, 1996, the Board of Directors of Overseas Filmgroup and the Overseas Stockholders approved the amendment to the Merger Agreement by unanimous written consent.

   On September 20, 1996, the EMAC Board approved the amendment to the Merger Agreement by unanimous written consent.


REASONS FOR THE MERGER; RECOMMENDATIONS

   The EMAC Board believes that the Merger is in the best interest of its stockholders and unanimously recommends to its stockholders that they vote "FOR" the approval and adoption of the Merger Agreement. In making its determination to approve the Merger Agreement and the Merger, the EMAC Board reviewed and discussed the results of its business, financial and legal due diligence investigation of Overseas Filmgroup and analyzed the business and prospects of Overseas Filmgroup and other factors relevant to the proposed transaction. In reaching its conclusion to approve the Merger Agreement, the EMAC Board considered the following material factors:


     (1) Information concerning Overseas Filmgroup's business operations, earnings, assets, liabilities and financial conditions, and current economic and industry conditions. Specifically, the EMAC Board found the following factors significant: (i) Overseas Filmgroup's 12-year operating history; (ii) the achievement of profitability in each year since 1987, the first year in which accountants reviewed or audited its financial statements, and generally consistent growth in revenues and profits; (iii) the value of Overseas Filmgroup's film library, consisting of over 175 feature films; (iv) Overseas Filmgroup's reputation in the international film distribution market; and (v) Overseas Filmgroup's relationship with the creative community, including independent producers, directors and actors.

     (2) An examination of financial information regarding Overseas Filmgroup and other filmed entertainment companies, including a review of historical revenue, income from operations, earnings before taxes and operating margin (income from operations divided by revenue). Overseas Filmgroup's revenue has grown from approximately $14.7 million in 1992 to approximately $21.7 million in 1995, a compound annual growth rate of approximately 13.8%. Income from operations has grown from approximately $1.4 million in 1992 to approximately $2.6 million in 1995. Earnings before taxes has grown from approximately $1.6 million in 1992 to approximately $2.9 million in 1995. Overseas Filmgroup's operating margin over the last four years has ranged from 8.8% in 1993 to 12.1% in 1995. The historical financial information of Overseas Filmgroup compared generally favorably with the historical financial information of other filmed entertainment companies.


     (3) The extensive experience, operating capabilities and track record of Ellen Dinerman Little and Robert B. Little, the co-founders and senior executive officers of Overseas Filmgroup, and the following factors relating to their continued involvement in the Surviving Corporation: (i) Ms. Little and Mr. Little have each agreed to enter into five-year Employment Agreements and Non-Competition Agreements with the Surviving Corporation upon the consummation of Merger; (ii) Ms.

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    Little and Mr. Little have each agreed not to sell any Merger Shares they receive in the Merger until February 16, 1998 (with these restrictions generally lapsing in three equal installments on February 16, 1998, 1999 and 2000); (iii) upon the consummation of the Merger, Ms. Little and Mr. Little will be granted stock options to purchase an aggregate of 2,200,000 shares of EMAC Common Stock, such options to vest over five years; and (iv) following the Merger, Ms. Little and Mr. Little will own approximately 55% of the Surviving Corporation, (assuming that none of the outstanding options and warrants of the Surviving Corporation are exercised and no EMAC Stockholder exercises any redemption or appraisal rights).

     (4) Overseas Filmgroup's strategy, including (i) maintaining a cost conscious and risk limiting approach in its operations; (ii) continuing to develop its First Look Pictures U.S. theatrical releasing operation; (iii) acquiring rights to or financing films with greater production values; and
    (iv) developing and maintaining relationships with independent producers, directors and emerging and established talent. Following the Merger, this strategy will be supported by the capital of the Surviving Corporation, as well as the credit facility of the Surviving Corporation.

     (5) The proposed terms, timing and conditions of the Merger Agreement. Specifically, the EMAC Board considered and determined that, as a whole, the terms of the Merger Agreement were reasonable and the Merger could be consummated on a timely basis.


     (6) Certain potential negative factors, including: (i) Overseas Filmgroup's dependence on Ms. Little and Mr. Little; (ii) the fact that approximately 66% of Overseas Filmgroup's revenues are derived from international markets; (iii) potential competition from large, integrated international entertainment companies; and (iv) the possibility that Overseas Filmgroup's business plan and strategy could lead to greater risks of doing business.


   The EMAC Board did not find it practicable to quantify the relative importance ascribed to the factors referred to above. However the EMAC Board believed that the factors discussed in paragraphs (1) through (5) supported its decision to approve the Merger Agreement and significantly outweighed the factors referred to in paragraph (6). The EMAC Board concluded that, notwithstanding the potentially negative factors, a Merger with Overseas Filmgroup is in the best interests of EMAC and its stockholders and is consistent with EMAC's business objective of effecting a Business Combination with a suitable Target Business in the Entertainment/Media Industry.

   The EMAC Board did not seek or obtain a fairness opinion regarding the Merger. However, the EMAC Board determined, in accordance with certain requirements related to its IPO, that the fair market value of Overseas Filmgroup is equal to at least 80% of the net assets of EMAC.

   In reaching its conclusion to approve the Merger Agreement and the Merger, the EMAC Board also was aware of certain conflicts of interest of EMAC's directors, officers and significant stockholders, including that unless EMAC consummates the Merger, such persons' shares of EMAC Common Stock would have no value. See "THE MERGER --Interests of Certain Persons in the Merger."

   THE EMAC BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT AND THE MERGER.

THE MERGER AGREEMENT

 Merger Consideration

   Pursuant to the provisions of the Merger Agreement, the Overseas Common Stock will be converted into an aggregate of (i) 3,177,778 Merger Shares; (ii) $1,500,000 in cash, subject to adjustment in certain circumstances; and (iii) a secured promissory note in the amount of $2,000,000. The Merger Note will be payable over a five-year period, with principal and interest payable monthly, and will bear interest at the rate of 9% per annum. To secure the payment of the Merger Note, at the Closing the Surviving Corporation and Ellen Dinerman Little and Robert B. Little will enter into a Security Agreement whereby the Surviving Corporation will grant Ms. Little and Mr. Little a security interest, subordinate to

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the security interest of Overseas Filmgroup's commercial lenders, in substantially all of its assets. In addition, pursuant to the Merger Agreement, EMAC has agreed that the Surviving Corporation will repay, on or before December 31, 1996, a $3,500,000 loan to Overseas Filmgroup which is guaranteed by the Overseas Stockholders.

   Because the market price of EMAC Common Stock is subject to fluctuation, the market value of the shares of EMAC Common Stock that Overseas Stockholders will receive in the Merger may increase or decrease prior to the Merger. In the event that the average of the mean between the closing bid and asked prices for shares of EMAC Common Stock for the three trading days prior to the Closing Date (the "Average Price") is less than $5.20 per share of EMAC Common Stock, then in addition to the Merger Consideration per share of Overseas Common Stock, each Overseas Stockholder shall be entitled to receive an amount of cash equal to the difference between $5.20 and the Average Price, multiplied by the 3,177,778 Merger Shares, and such amount shall be deemed included as part of the Merger Consideration.

   The shares of EMAC Common Stock outstanding at the Effective Time will not be changed as a result of the Merger. All such shares of EMAC Common Stock will remain issued and outstanding, assuming no holder of EMAC Common Stock exercises its right of redemption or appraisal regarding such shares.

 Representations and Warranties

   The Merger Agreement contains representations and warranties by EMAC and by Overseas Filmgroup and the Overseas Stockholders relating to, among other things, (a) due organization, valid existence and good standing of EMAC and of Overseas Filmgroup and the Overseas Subsidiaries, and similar corporate matters; (b) the authorization, performance and enforceability of the Merger Agreement; (c) governmental authorization and other consents required to effect the Merger; (d) the capital structure of each of EMAC and Overseas Filmgroup;
(e) financial statements; (f) title to assets and related matters; (g) leases;
(h) personal property; (i) accounts receivable; (j) the absence of undisclosed liabilities; (k) taxes; (l) legal proceedings and compliance with laws; (m) contracts; (n) insurance coverage; (o) intellectual property; (p) benefit plans; (q) corporate records; (r) absence of material changes; (s) business relationships with affiliates; and (t) in the case of Overseas Filmgroup, its film library assets. In addition, the Merger Agreement contains representations and warranties of the Overseas Stockholders regarding their shares of Overseas Common Stock, investor suitability and transfer restrictions on the Merger Shares.

 Conduct of Business Prior to the Merger

   Each of EMAC and Overseas Filmgroup has agreed that, prior to the Merger, it will generally conduct its operations only in the ordinary course of business, except as specifically agreed by the parties. Overseas Filmgroup has also agreed that it will not, except as specifically agreed, (a) change or amend governing instruments; (b) incur material liabilities other than in the ordinary course of business; (c) discharge or satisfy any material encumbrance or liability except in accordance with its terms; (d) merge, consolidate with or acquire all or substantially all the assets of, or otherwise acquire the business operations, of any person, corporation, partnership or other legal entity; or (e) sell or encumber assets outside the ordinary course of business.

 Certain Covenants

   Pursuant to the Merger Agreement, each of EMAC, Overseas Filmgroup and the Overseas Stockholders has agreed that he, she or it will, among other things,
(a) consult with the other parties prior to making any press releases regarding the Merger and any matters contained in the Merger Agreement; (b) promptly inform the other parties of certain events related to the Merger Agreement and the transactions contemplated thereby; (c) use their respective best efforts to take all necessary actions or cause to be done all things necessary to consummate the transactions contemplated by the Merger Agreement as soon as practicable including seeking or making all required filings, orders, consents or authorizations required under applicable law or consents from any governmental bodies or parties to any material contracts; (d) give each of the other parties full access, without unreasonably interfering with its business operations, to all of its books, contracts and records; and (e) not solicit or initiate proposals from,

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provide information to or hold discussions with any party concerning any sale of assets or any material portion of any capital stock of EMAC or Overseas Filmgroup or any merger, consolidation, business combination, liquidation or similar transaction. In addition, EMAC has agreed (i) to cause a meeting of the EMAC Stockholders to be duly called and held to approve the Merger; (ii) to file an application to include EMAC Common Stock on the Nasdaq National Market;
(iii) to file a registration statement with the SEC covering the EMAC Common Stock subject to the Option Plans; and (iv) to pay bonuses totalling not more than $175,000 to certain employees of Overseas Filmgroup who will continue as employees of the Surviving Corporation.

   The Merger Agreement also provides that EMAC will, among other things, use its best efforts to cause the election of Ellen Dinerman Little, Robert B. Little, William F. Lischak and Alessandro Fracassi, each a designee of Ms. Little and Mr. Little, and Stephen K. Bannon, Scot K. Vorse and Jeffrey A. Rochlis, each a designee of the EMAC Board, to serve as members of the Board of Directors of the Surviving Corporation commencing at the Effective Time of the Merger. Messrs. Little and Bannon would serve as Class I directors until the 1997 annual meeting of stockholders or until their successors are elected and qualified. Ms. Little and Mr. Vorse would serve as Class II directors until the 1998 annual meeting of stockholders or until their successors are elected and qualified. Messrs. Lischak, Rochlis and Fracassi would serve as Class III directors until the 1999 annual meeting of stockholders or until their successors are elected and qualified. The Merger Agreement further provides that, from and after the Effective Time of the Merger, the following persons will be the executive officers of the Surviving Corporation: Ellen Dinerman Little and Robert B. Little as Co-Chairs of the Board and Co-Chief Executive Officers; Ms. Little as President; William F. Lischak as Chief Operating Officer, Chief Financial Officer and Secretary; and Stephen K. Bannon as Vice-Chairman of the Board. In addition, an Executive Committee of the Board of Directors will be formed with the following members: Mr. Bannon (Chair), Ms. Little and Mr. Little.

 Conditions to the Merger


   The obligations of EMAC, Overseas Filmgroup and the Overseas Stockholders to consummate the Merger are subject to, among other matters, satisfaction of the following conditions (unless waived where permissible): (a) approval of the Merger by the Overseas Stockholders (which has been obtained) and the EMAC Stockholders, with the holders of less than 20% of the outstanding shares of EMAC Common Stock having exercised their redemption or appraisal rights; (b) election of the seven persons nominated for election as directors of the Surviving Corporation to serve commencing immediately upon consummation of the Merger; (c) approval of the amendments to, and restatement of, the EMAC Certificate of Incorporation; (d) approval of each of the Option Plans by the EMAC Stockholders; (e) the representations and warranties of the other parties being true and correct in all material respects at the Closing; (f) performance and compliance in all material respects with the undertakings and covenants required by the Merger Agreement to be performed or complied with by the other parties prior to the Closing, including transfer to Overseas Filmgroup of the interests in the Overseas Subsidiaries not currently owned by it and the extension by the lenders of Overseas Filmgroup's credit facility; (g) obtaining all consents and approvals necessary to consummate the Merger; (h) absence of any pending, threatened or existing litigation, proceeding or investigation regarding the transactions proposed by the Merger Agreement; and (i) receipt of the required legal opinions.


   The obligations of EMAC, Overseas Filmgroup and the Overseas Stockholders to consummate the Merger are also subject to, and conditioned upon, execution and delivery of (a) the Merger Note; (b) the Security Agreement; (c) five-year Non-Competition Agreements from Ellen Dinerman Little and Robert B. Little; (d) five-year Employment Agreements with each of Ms. Little, Mr. Little and William
F. Lischak; (e) the option agreements pursuant to the Management Option Plan to each of Ms. Little and Mr. Little; (f) the Stockholders' Voting Agreement among EMAC, Ms. Little, Mr. Little and Mr. Lischak, and the Initial Stockholders; (g) a Tax Reimbursement Agreement between EMAC and the Overseas Stockholders; (h) the Lock-Up and Registration Rights Agreement; and (i) an indemnity agreement with each director and executive officer of the Surviving Corporation (the "Indemnity Agreement").

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 Indemnification

   The Merger Agreement provides that, from and after the Effective Time, EMAC will indemnify, defend and hold harmless the Overseas Stockholders, and Ellen Dinerman Little and Robert B. Little (subject to the next paragraph) will indemnify, defend and hold harmless EMAC, and each of their respective directors, officers, employees, agents or advisors (including, in the case of indemnification by EMAC, the directors, officers, employees, agents and advisors of Overseas Filmgroup prior to the Merger) against all demands, claims, losses, damages, liabilities, judgments, settlements, fines, penalties, costs and expenses ("Losses") asserted against, imposed upon or incurred by the indemnified parties as a result of (i) breaches of the representations or warranties of the indemnifying party contained in the Merger Agreement or (ii) the breach of, or failure to perform, any covenant or agreement of the indemnifying party contained in the Merger Agreement. The indemnification obligations of Ms. Little and Mr. Little to EMAC may be satisfied by the surrender of shares of EMAC Common Stock equal in value to such obligation.

   The indemnification obligations of Ms. Little and Mr. Little to EMAC will not apply to the first $350,000 of Losses, if any, incurred by EMAC as a result of breaches of the representations and warranties of the Overseas Stockholders regarding the film library assets of Overseas Filmgroup. In addition, the indemnification obligations of Ms. Little and Mr. Little to EMAC will not apply to the first $150,000 of Losses, if any, incurred by EMAC as a result of breaches of all other representations and warranties of the Overseas Stockholders, other than the representations relating to such film library assets. Under the Merger Agreement, the indemnification obligations of the Overseas Stockholders to EMAC are limited to a dollar amount equal to the aggregate of (i) the value from time to time of the Merger Shares issued to the Overseas Stockholders and (ii) the unpaid principal amount of, and interest on, the Merger Note. The indemnification obligations of Ms. Little and Mr. Little and EMAC terminate 15 days following delivery of the Surviving Corporation's audited financial statements for the year ending December 31, 1997, but no later than the second anniversary of the Effective Time of the Merger.

   In addition to the indemnification provisions contained in the Merger Agreement, EMAC has entered into a Tax Reimbursement Agreement with the Overseas Stockholders. The Tax Reimbursement Agreement provides that the Surviving Corporation will indemnify the Overseas Stockholders for any federal income tax liabilities (including penalties and interest) of the Overseas Stockholders arising from any adjustment to the income, deductions or credits of Overseas Filmgroup for periods prior to the Merger, together with any federal and state income tax arising from such indemnity payments. The Surviving Corporation's reimbursement obligations are limited to $150,000, except with respect to adjustments to Overseas Filmgroup's income, deductions or credits which are reasonably expected to result in decreases to the Surviving Corporation's income or increases in its deductions or credits after the Merger. In addition, the Surviving Corporation will reimburse the Overseas Stockholders for up to $400,000 of federal income taxes payable for the short 1996 S corporation taxable year of Overseas Filmgroup ending at the time of the Merger.

 Amendments; Waiver; Termination


   The Merger Agreement may be changed or modified by written agreement of the parties. In addition, each party may at any time waive the other party's compliance with certain terms and conditions of the Merger Agreement. The Merger Agreement may be terminated at any time prior to the Effective Time (a) either by EMAC or by Overseas Filmgroup or by Ellen Dinerman Little and Robert
B. Little if there has been a material breach of representations and warranties, or a failure to comply with covenants, by the other party; (b) either by EMAC or by Overseas Filmgroup or Ms. Little and Mr. Little if the Merger Agreement, the Option Plans, the amendments to, and restatement of, the EMAC Certificate of Incorporation and the election of the nominated directors of the Surviving Corporation are not approved by the EMAC Stockholders; (c) by mutual consent of EMAC and Overseas Filmgroup; or (d) by either EMAC or Overseas Filmgroup if the Closing of the Merger has not occurred by November 30, 1996.

   If the Merger Agreement is terminated (a) by Overseas Filmgroup or by Ms. Little and Mr. Little because the EMAC Stockholders fail to approve the Merger or the Public Stockholders exercise their redemption or appraisal rights with respect to an aggregate of 20% or more of the shares of EMAC


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


Common Stock held by such holders, or (b) by Overseas Filmgroup or Ms. Little and Mr. Little because of a material breach by EMAC of any of its representations and warranties or covenants, then EMAC must reimburse Overseas Filmgroup and Ms. Little and Mr. Little for their reasonable out-of-pocket fees and expenses incurred from and after February 10, 1996 in connection with the proposed Merger. If the Merger Agreement is terminated for any other reason, then Overseas Filmgroup, the Overseas Stockholders and EMAC shall each be solely responsible for their own expenses incurred in connection with the proposed Merger.


EFFECTIVE TIME


   EMAC and Overseas Filmgroup anticipate filing a Certificate of Merger and all other documents required for the Merger with the Secretary of State of the State of Delaware as soon as practicable after (i) the voting upon the matters to be considered at the EMAC Meeting and (ii) satisfaction, or waiver, of the conditions contained in the Merger Agreement. The Merger will be consummated on the date and time of such filing. It is anticipated that, assuming all conditions are met, the Merger will occur on or about October 29, 1996.


INTERESTS OF CERTAIN PERSONS IN THE MERGER

   No director or officer of Overseas Filmgroup has a personal or business relationship with EMAC. In considering recommendations of the EMAC Board with respect to the Merger, however, stockholders should be aware that certain directors, officers and employees of EMAC and Overseas Filmgroup have an interest in the consummation of the Merger, as described below.

   As contemplated by the Merger Agreement, Ms. Little, and Messrs. Little and Lischak are being nominated as directors of the Surviving Corporation effective only upon consummation of the Merger. Each of these persons is an executive officer or director of Overseas Filmgroup and will continue as executive officers and directors of the Surviving Corporation after the Merger. Each of these individuals (i) beneficially owns shares of Overseas Common Stock that will be converted into shares of EMAC Common Stock and other Merger Consideration upon consummation of the Merger; (ii) will have a five-year Employment Agreement with the Surviving Corporation; and (iii) in the case of Ms. Little and Mr. Little, will each receive options to purchase 1,100,000 shares of EMAC Common Stock pursuant to the Management Option Plan.

   Each of the directors of EMAC owns shares of EMAC Common Stock. The directors have agreed that if EMAC were to dissolve as a result of its failure to complete a Business Combination, they would not participate in any distribution of the assets of EMAC. Thus, unless EMAC completes the Merger, the shares of EMAC Common Stock held by its current directors, in all likelihood, will have no value.

EXCHANGE OF STOCK CERTIFICATES

   Any stock certificate that, prior to the Effective Time, represented outstanding shares of Overseas Common Stock will, after the Effective Time and prior to surrender, be deemed to evidence ownership of the Merger Consideration for which such shares of Overseas Common Stock were exchanged in the Merger (subject to the provisions governing fractional shares).

   From and after the Effective Time, certificates representing EMAC securities will continue to represent such securities of the Surviving Corporation and will not be exchanged, notwithstanding the change of name of EMAC to "Overseas Filmgroup, Inc."

FRACTIONAL SHARES

   No fractional share of EMAC Common Stock will be issued as a result of the Merger. Each Overseas Stockholder entitled to receive a fractional share of EMAC Common Stock will receive one whole share of EMAC Common Stock in lieu of such fractional share.

MANAGEMENT AFTER THE MERGER

   As contemplated by the Merger Agreement, at the Effective Time, the Board of Directors of the Surviving Corporation will consist of Ellen Dinerman Little, Robert B. Little, William F. Lischak, and

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Alessandro Fracassi, designees of Ms. Little and Mr. Little, and Stephen K.
Bannon, Scot K. Vorse and Jeffrey A. Rochlis, designees of the EMAC Board. In addition, after the Effective Time, the current officers of Overseas Filmgroup will be appointed to similar positions with the Surviving Corporation. See "MANAGEMENT OF OVERSEAS FILMGROUP --Directors and Executive Officers." Ms. Little and Messrs. Little and Lischak will each enter into five-year Employment Agreements with the Surviving Corporation. Operating Guidelines for the Board of Directors and management of the Surviving Corporation following the Merger have also been established. These Operating Guidelines set forth the authority and responsibilities of officers of the Surviving Corporation, the structure and responsibilities of the Board of Directors and the Executive Committee of the Surviving Corporation, and other general business matters. The director nominees of the Overseas Stockholders and the current management of Overseas Filmgroup will be in a position to direct the business affairs of the Surviving Corporation after the Merger. In addition, following consummation of the Merger, the bylaws of the Surviving Corporation will be amended and restated.


   Pursuant to the Stockholders' Voting Agreement, Ms. Little, Mr. Little and Mr. Lischak, the Initial Stockholders, and the Surviving Corporation will agree, following the Merger, to use their best efforts to cause the Board of Directors of the Surviving Corporation to consist of seven members, including four individuals designated by Ms. Little and Mr. Little and three individuals designated by the Initial Stockholders. Pursuant to the Stockholders' Voting Agreement, each stockholder who is a party thereto will also agree that the following actions will require the affirmative vote of at least 75% of the authorized number of directors of the Surviving Corporation: (i) any amendment to the EMAC Certificate of Incorporation or Bylaws that would change the voting rights of stockholders, the number or classes of directors, or the notice and quorum requirements for meetings of the Board of Directors, committees or shareholders; (ii) a merger or sale of all or substantially all of the assets of the Surviving Corporation; (iii) the designation or issuance of any Preferred Stock and (iv) any amendments to the Operating Guidelines. The Stockholders' Voting Agreement will terminate eight and one-half years from the Effective Time or sooner if the employment of Ms. Little, Mr. Little and Mr. Lischak is terminated. In addition, the right of Ms. Little and Mr. Little, and of the Initial Stockholders, to designate directors (but not the obligation to vote for the designees of others) will terminate (i) as to Ms. Little and Mr. Little, (A) if they (and Mr. Lischak) own less than 794,444 shares of EMAC Common Stock, they will be entitled to designate only two directors, and (B) if they (and Mr. Lischak) own less than 20,000 shares, they will not be entitled to designate any director; or (ii) as to the Initial Stockholders, (A) if they own less than 175,000 shares of EMAC Common Stock, they will be entitled to designate only two directors, (B) if they own less than 125,000 shares, they will be entitled to designate only one director, and (C) if they own less than 20,000 shares, they will not be entitled to designate any director.

EMPLOYMENT AGREEMENTS

   Upon consummation of the Merger, Ms. Little, Mr. Little and William F. Lischak will each enter into an Employment Agreement and Ms. Little and Mr. Little will each enter into a Non-Competition Agreement with the Surviving Corporation for a five-year term beginning on the Effective Time of the Merger.

   Ms. Little's and Mr. Little's Employment Agreements provide for them to serve as Co-Chairs of the Board of Directors and Co-Chief Executive Officers of the Surviving Corporation. Ms. Little will also serve as President of the Surviving Corporation. Pursuant to these Employment Agreements, they will each receive fixed annual compensation of $125,000, an annual bonus of $25,000, plus such additional bonus, if any, as may be awarded to them by the Surviving Corporation's Board of Directors or compensation or similar committee, with Ms. Little and Mr. Little abstaining from any vote thereon. The Employment Agreements also provide for certain benefits including, among other things, life, disability and health insurance, and an automobile allowance. In the event that the relevant Employment Agreement is terminated by Ms. Little or Mr. Little for Good Reason (as defined), or by the Surviving Corporation other than for Cause (as defined), she or he will receive (a) a lump-sum payment equal to 250% of the greater of (i) the aggregate of all Fixed Annual Compensation to which she or he would otherwise have been entitled through the balance of the term or (ii) an amount equal to the fixed annual compensation and annual bonus for one full year; (b) a lump-sum payment equal to 250% of the aggregate

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of all annual bonuses to which she or he would otherwise have been entitled through the balance of the term; (c) such additional payments as may be necessary to take into account and reimburse her or him for certain excise taxes which may be applicable to payments and benefits relating to such termination; (d) for the remainder of the term, life, disability and health insurance and other benefits substantially similar to those received prior to termination; and (e) automatic vesting of any stock options held. In the event of the death or permanent disability of Ms. Little or Mr. Little, she or he will be entitled to a disability benefit or death benefit to the deceased's estate equal to the product of two times (i) the aggregate fixed annual compensation that they were entitled to receive for the full employment year in which the disability or death occurs, plus (ii) an amount equal to the annual bonus.

   Mr. Lischak's Employment Agreement will provide for his services as Chief Operating Officer and Chief Financial Officer of the Surviving Corporation. Under the agreement, Mr. Lischak will receive an annual base salary of $175,000 for each of the first two years of the term, $200,000 for the third and fourth years of the term and $225,000 in the final year of the term. In addition, Mr. Lischak will also be entitled to a guaranteed bonus of $50,000 per year payable in quarterly installments, plus such additional bonus, if any, as may be awarded to Mr. Lischak by the Surviving Corporation's Board of Directors or compensation or similar committee. Mr. Lischak will also be entitled to certain benefits including, among other things, certain health, life and disability insurance benefits, and an automobile allowance. In the event of a material uncured breach by the Surviving Corporation of his Employment Agreement, Mr. Lischak will be entitled to terminate the Employment Agreement and to receive his base salary, fixed annual bonus, health, life and disability insurance benefits due under the agreement through the remainder of the five-year term, and any stock options held by Mr. Lischak will vest on the date of termination.


   In addition to their Employment Agreements, each of Ellen Dinerman Little and Robert B. Little will enter into a Non-Competition Agreement, pursuant to which he or she will agree, for a period of five years beginning on the Effective Time of the Merger, not to (i) own, manage, operate or control any business that competes with the business of the Surviving Corporation (other than motion picture production activities and activities that are specifically permitted under the Employment Agreements, and other than the right to hold de minimis investments in publicly-held companies) or (ii) solicit any Surviving Corporation employee or interfere with the relationship of the Surviving Corporation with any employee, customer, supplier or lessee. The non-competition obligations terminate earlier than the five-year term if the individual party's employment is terminated by him or her for Good Reason or by the Surviving Corporation other than for Cause (as such terms are defined), or if the Surviving Corporation fails to pay any amount due under the Merger Note at a time when Ms. Little and Mr. Little do not control a majority of the Board of Directors of the Surviving Corporation.


ABSENCE OF REGULATORY FILINGS AND APPROVALS

   Other than certain filings to be made and approvals obtained under certain state securities or "blue sky" laws, there are no federal or state regulatory requirements that must be complied with or approval obtained in connection with the Merger.

ACCOUNTING TREATMENT

   For accounting and financial reporting purposes, the Merger will be treated as a recapitalization of Overseas Filmgroup by an exchange of Overseas Common Stock for the net assets of EMAC, consisting primarily of cash. The Surviving Corporation will reflect, in its consolidated financial statements, the assets, liabilities and equity of Overseas Filmgroup at their historical book values. Assets and liabilities of EMAC will be reflected at their fair market value at the Effective Time of the Merger, which will approximate their historical book values. Accordingly, the results of operations and financial position of the Surviving Corporation, for periods and dates prior to the Merger, will be the historical results of operations and financial position of Overseas Filmgroup for such period and dates. Following the Merger, the fiscal year of the Surviving Corporation will be changed from November 30 (EMAC's fiscal year) to December 31 (Overseas Filmgroup's fiscal year), effective for the fiscal year ending December 31, 1996.

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CERTAIN FEDERAL INCOME TAX CONSEQUENCES


   Set forth below is a discussion prepared by Brobeck, Phleger & Harrison LLP, counsel to EMAC, that summarizes the material federal income tax consequences of the Merger to EMAC and Overseas Filmgroup. In satisfaction of a condition to the consummation of the Merger, Brobeck, Phleger & Harrison LLP will deliver to Overseas Filmgroup and the Overseas Stockholders a tax opinion (the "Tax Opinion"), consistent with the following discussion. The following discussion and the Tax Opinion are based upon provisions of the Code, regulations, administrative rulings, and judicial decisions presently in effect, all of which are subject to change (possibly with retroactive effect) or to different interpretations. Neither the discussion nor the Tax Opinion addresses any state, local or foreign tax considerations, or any federal estate, gift, employment, excise or other non-income tax considerations.



   No ruling from the Internal Revenue Service ("IRS") has been or will be sought with respect to the tax consequences of the Merger. The Tax Opinion is not binding on the IRS, nor will it preclude the IRS from taking a contrary position. In rendering the Tax Opinion, Brobeck, Phleger & Harrison LLP will be relying on the accuracy of certain representations of EMAC, Overseas Filmgroup and the Overseas Stockholders.

   In the opinion of Brobeck, Phleger & Harrison LLP, the federal income tax consequences of the Merger to EMAC will be, among others, as follows:

     (i) The Merger will constitute a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code.

     (ii) EMAC and Overseas Filmgroup will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

     (iii) No gain or loss will be recognized by EMAC or Overseas Filmgroup upon the Merger.

   A stockholder of EMAC who exercises redemption or appraisal rights with respect to shares of EMAC Common Stock and who receives payment for such stock in cash should generally recognize capital gain or loss (if such shares were held as a capital asset at the Effective Time of the Merger) measured by the difference between the stockholder's tax basis in such shares and the amount of cash received, provided that such payment is neither essentially equivalent to a dividend nor has the effect of a distribution of a dividend.

RESTRICTED DISPOSITION OF MERGER SHARES; REGISTRATION RIGHTS

   The Merger Shares are being issued to the Overseas Stockholders in a private placement and have not been registered under the Securities Act. The Merger Shares will constitute "restricted securities" under the Securities Act. As a result, the Merger Shares will not be freely transferable under the Securities Act for a period of two years following the consummation of the Merger, and then only in accordance with Rule 144 promulgated under the Securities Act or an effective registration statement thereunder.

   Pursuant to the Lock-Up and Registration Rights Agreement to be entered into with the Overseas Stockholders at the Closing, each of the Overseas Stockholders will agree not to sell, or otherwise dispose of (except for estate planning purposes and other limited exceptions), any Merger Shares for a period commencing on the Effective Time and ending in three equal installments on February 16, 1998, February 16, 1999 and February 16, 2000. The lock-up will terminate earlier (i) with respect to an individual Overseas Stockholder, if such Overseas Stockholder's employment with the Surviving Corporation is terminated Without Cause (as defined) by the Surviving Corporation or for Good Reason (as defined) by such Overseas Stockholder; (ii) with respect to 10% of the Merger Shares subject to the Lock-Up and Registration Rights Agreement if both Ellen Dinerman Little and Robert B. Little are deceased; (iii) with respect to any Merger Shares held by Mr. Lischak that are purchased by Ms. Little or Mr. Little or their designees pursuant to any right of first refusal or repurchase agreement; (iv) with respect to any Merger Shares surrendered in satisfaction of any indemnification obligation of the Overseas Stockholders under the Merger Agreement; and (v) with respect to a number of Merger Shares equal in value to the outstanding principal balance (plus interest) of the Note, if the Surviving Corporation fails to pay any amount due under the Merger Note.

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   Pursuant to the Lock-Up and Registration Rights Agreement, the Overseas
Stockholders will have the right on three occasions (but not more than once in any 18-month period), on or after February 16, 1998 (or any earlier termination of the lock-up period), to require the Surviving Corporation, at its expense, to file a registration statement under the Securities Act for the registration of a minimum of 250,000 of the Merger Shares released to the Overseas Stockholders under this agreement. These demand rights will terminate, as to one demand, eight years after the Effective Time; as to the second demand, 12 years after the Effective Time; and as to the third demand, 15 years following the Effective Time. In addition, the Overseas Stockholders will have unlimited "piggyback" rights in connection with registration statements filed by the Surviving Corporation under the Securities Act for a period of eight years following the Closing.

AGREEMENT OF EMAC STOCKHOLDERS

   The Initial Stockholders, who own an aggregate of approximately 19% of the shares of EMAC Common Stock outstanding and who are the directors and executive officers of EMAC, have agreed that they will vote their shares in accordance with the majority in interest of all other EMAC Stockholders on the proposal to approve the Merger Agreement and in favor of the other proposals being submitted to EMAC Stockholders. See "BUSINESS OF EMAC --General."

REDEMPTION RIGHTS AND APPRAISAL RIGHTS


   The following sets forth a description of the redemption and appraisal rights that EMAC Stockholders have in respect of the Merger. These rights are mutually exclusive of each other. Upon proper exercise of redemption rights, a holder of EMAC Common Stock would be entitled to receive, pursuant to the EMAC Certificate of Incorporation and in lieu of the Merger Consideration, approximately $5.28 per share in cash. The amount that a holder of EMAC Common Stock would receive upon perfection of his or her appraisal rights in respect thereof would be determined as set forth below, and such amount could be less than, equal to, or greater than the Redemption Price.


 EMAC Redemption Rights


   The EMAC Certificate of Incorporation provides each Public Stockholder with redemption rights. Any Public Stockholder of EMAC may demand that EMAC redeem his or her shares of EMAC Common Stock for cash by voting against the Merger Agreement and properly complying with the procedures set forth below. The Initial Stockholders have waived any redemption rights they would otherwise have as stockholders of EMAC.

   The EMAC Certificate of Incorporation provides that each Public Stockholder who votes against the Merger Agreement may demand that EMAC redeem such shares at the Redemption Price equal to approximately $11,092,000 (the amount in the Trust Fund as of the EMAC Record Date), divided by 2,100,000 (the number of shares of EMAC Common Stock held by the Public Stockholders), which Redemption Price is approximately $5.28 per share of EMAC Common Stock. Any Public Stockholder desiring to exercise his or her right of redemption ("Redeeming Stockholder") must do all of the following: (i) vote against the proposal to approve the Merger Agreement; (ii) notify EMAC in writing by October 22, 1996 of the election to have such stockholder's shares redeemed ("Redemption Notice"); and (iii) return to EMAC by October 28, 1996 a letter of transmittal and stock certificate, all in accordance with the procedures described herein. THE FAILURE OF A REDEEMING STOCKHOLDER TO PERFORM ALL OF SUCH REQUIREMENTS IN ACCORDANCE WITH SUCH PROCEDURES WILL TERMINATE THE REDEEMING STOCKHOLDER'S REDEMPTION RIGHTS WITH RESPECT TO THE MERGER.


   A Redeeming Stockholder must vote by proxy or in person against the proposal to approve the Merger Agreement. A stockholder who fails to vote against the proposal to approve the Merger Agreement, either by returning a valid proxy or by voting in person, will be foreclosed from exercising the right to have his or her shares of EMAC Common Stock redeemed. A stockholder who executes and returns an unmarked proxy will have the shares voted "FOR" the Merger Agreement, and as a consequence thereof, such stockholder will be foreclosed from exercising the rights to have his or her shares of EMAC Common Stock redeemed. The redemption rights will not be affected by a stockholder's

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vote on any other proposal being submitted to EMAC Stockholders for approval at the EMAC Meeting. Since a Public Stockholder must vote against the proposal to approve the Merger Agreement in order to have a right of redemption, a Public Stockholder who purchases shares of EMAC Common Stock after the EMAC Record
Date will not have any redemption rights with respect to such shares because he or she will not be entitled to vote such shares.

   The Redemption Notice must state that the Redeeming Stockholder elects to have all of his or her shares of EMAC Common Stock redeemed if the Merger becomes effective, and must specify the number of shares of EMAC Common Stock held by such holder and the address to which EMAC should send a letter of transmittal and instructions regarding redemption. A Redeeming Stockholder may not elect redemption for less than all of his or her shares of EMAC Common Stock.


   EMAC MUST RECEIVE ANY REDEMPTION NOTICES NOT LATER THAN OCTOBER 22, 1996, AT THE FOLLOWING ADDRESS: ENTERTAINMENT/ MEDIA ACQUISITION CORPORATION, ATTENTION:
SECRETARY, 202 NORTH CANON DRIVE, BEVERLY HILLS, CALIFORNIA 90210. A Redeeming Stockholder should send his or her Redemption Notice in a manner that assures that such notice is received by EMAC by such date.


   The Redemption Notice must be signed by the Redeeming Stockholder exactly as the holder's name appears on the proxy card accompanying this Proxy Statement. Joint owners must all sign. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.


   Upon timely receipt of a properly completed Redemption Notice, EMAC will mail to the Redeeming Stockholder a letter of transmittal and instructions to be used by such holder in forwarding certificates representing the shares of EMAC Common Stock to be redeemed ("EMAC Certificates"). A REDEEMING STOCKHOLDER MUST RETURN A PROPERLY COMPLETED TRANSMITTAL LETTER, TOGETHER WITH ANY EMAC CERTIFICATE LISTED ON THE TRANSMITTAL LETTER, TO EMAC AT THE ADDRESS SPECIFIED ABOVE NOT LATER THAN OCTOBER 28, 1996.


   Since only holders of record may exercise redemption rights, persons who beneficially own shares held of record by fiduciaries, nominees or others and who wish to exercise their redemption rights must instruct the record holders of their shares to satisfy the conditions described herein.

   Concurrently with the consummation of the Merger, The United States Trust Company of New York, as trustee ("Trustee"), as directed by EMAC, will distribute to EMAC's transfer agent an amount equal to the Redemption Price multiplied by the number of shares owned by the Redeeming Stockholders. As soon as practicable thereafter, the transfer agent will then distribute such amount to the Redeeming Stockholders as their respective interests may appear. Upon payment of the aggregate Redemption Price, the Redeeming Stockholders will cease to have any interest with respect to their shares of EMAC Common Stock.

   Any Redeeming Stockholder may withdraw his or her demand for redemption at any time prior to the date of the EMAC Meeting. No Redeeming Stockholder may withdraw his or her demand, however, after the EMAC Meeting.

 EMAC Appraisal Rights

   When the Merger is effected, EMAC Stockholders who comply with the procedures prescribed in Section 262 of the DGCL ("Section 262") will be entitled to a judicial determination of the "fair value" of their shares (exclusive of any element of value arising from the accomplishment or expectation of the Merger) and to receive from EMAC payment of such fair value in cash. Shares of EMAC Common Stock that are outstanding immediately prior to the Effective Time and with respect to which appraisal shall have been properly demanded in accordance with Section 262 shall not be converted into the right to receive the Merger Consideration at or after the Effective Time unless and until the holder of such shares withdraws his or her demand for such appraisal or becomes ineligible for such appraisal.


   The following is a brief summary of the statutory procedures to be followed by an EMAC Stockholder in order to dissent from the Merger and perfect appraisal rights under Delaware law. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTION 262, THE TEXT OF WHICH IS INCLUDED AS APPENDIX C OF THIS PROXY STATEMENT. ANY STOCKHOLDER CONSIDERING DEMANDING APPRAISAL IS ADVISED TO CONSULT LEGAL COUNSEL.


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   Written Demand for Appraisal. A written demand for appraisal of shares of
EMAC Common Stock must be delivered to EMAC by a stockholder seeking appraisal before the taking of the vote on the Merger Agreement. This written demand must be separate from any proxy or vote abstaining from or voting against adoption of the Merger Agreement. Voting against adoption of the Merger Agreement, abstaining from voting or failing to vote with respect to adoption of the Merger Agreement will not constitute a demand for appraisal within the meaning of Section 262.

   STOCKHOLDERS ELECTING TO EXERCISE THEIR APPRAISAL RIGHTS UNDER SECTION 262 MUST NOT VOTE FOR ADOPTION OF THE MERGER AGREEMENT. A VOTE BY A STOCKHOLDER AGAINST ADOPTION OF THE MERGER AGREEMENT IS NOT REQUIRED IN ORDER FOR THAT STOCKHOLDER TO EXERCISE APPRAISAL RIGHTS. HOWEVER, IF A STOCKHOLDER RETURNS A SIGNED PROXY BUT DOES NOT SPECIFY A VOTE AGAINST ADOPTION OF THE MERGER AGREEMENT OR A DIRECTION TO ABSTAIN, THE PROXY, IF NOT REVOKED, WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT, WHICH WILL HAVE THE EFFECT OF WAIVING THAT STOCKHOLDER'S APPRAISAL RIGHTS.

   A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the stock certificates. If shares of EMAC Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by the fiduciary. If shares of EMAC Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he or she is acting as agent for the record owner.

   A record owner, such as a broker, who holds shares of EMAC Common Stock as a nominee for others, may exercise appraisal rights with respect to the shares of EMAC Common Stock held for all or less than all beneficial owners of shares of EMAC Common Stock as to which the holder is the record owner. In such case, the written demand must set forth the number of shares of EMAC Common Stock covered by such demand. Where the number of shares of EMAC Common Stock is not expressly stated, the demand will be presumed to cover all shares of shares of EMAC Common Stock outstanding in the name of such record owner. Beneficial owners who are not record owners and who intend to exercise appraisal rights should instruct the record owner to comply strictly with the statutory requirements with respect to the delivery of written demand prior to the taking of the vote on the Merger.

   An EMAC Stockholder who elects to exercise appraisal rights must mail or deliver the written demand for appraisal to: Entertainment/ Media Acquisition Corporation, Attention: Secretary, 202 North Canon Drive, Beverly Hills, California 90210, or should deliver such demand to EMAC in person at the EMAC Meeting. The written demand for appraisal should specify the stockholder's name and mailing address and the number of EMAC Shares covered by the demand, and should state that the stockholder is thereby demanding appraisal in accordance with Section 262.

   Other Procedures. Within 10 days after the Effective Time, EMAC must provide notice as to the date of effectiveness of the Merger to all stockholders who have duly and timely delivered demands for appraisal and who have not voted for adoption of the Merger Agreement (a "Dissenting Stockholder").

   Within 120 days after the Effective Time, any Dissenting Stockholder is entitled, upon written request, to receive from EMAC a statement setting forth the aggregate number of shares not voted in favor of adoption of the Merger Agreement and, with respect to which demands for appraisal have been received by EMAC, the number of holders of such shares. Such statement must be mailed within 10 days after the written request therefor has been received by EMAC.

   Within 120 days after the Effective Time, either EMAC or any Dissenting Stockholder may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of each share of EMAC Common Stock of all Dissenting Stockholders. If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Court of Chancery will determine which EMAC Stockholders are entitled to appraisal rights and thereafter will appraise the shares of EMAC Common Stock owned by such stockholders, determining the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest to be paid, if

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any, upon the amount determined to be fair value. In determining fair value, the Delaware Court of Chancery is to take into account all relevant factors. In Weinberger v. UOP, Inc., et al., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that in making this determination of fair value the court and the appraiser may consider "all factors and elements which reasonably might enter into the fixing of value," including "market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which were known or which could be ascertained as of the date of merger and which throw any light on future prospects of the merged corporation." The Delaware Supreme Court has construed Section 262 to mean that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." However, the court noted that
Section 262 provides that fair value is to be determined "exclusive of any element of value arising from the accomplishment or expectation of the merger."

   Stockholders considering whether to seek appraisal rights should bear in mind that the fair value of their shares of EMAC Common Stock determined under
Section 262 could be more than, the same as, or less than (i) the value of the Merger Consideration to be exchanged in the Merger or (ii) the consideration they would receive pursuant to their redemption rights if they did not seek appraisal of their shares.

   The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a Dissenting Stockholder, the Court may order that all or a portion of the expenses incurred by any Dissenting Stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal. In the absence of such a determination or assessment, each party bears its own expenses.

   A Dissenting Stockholder who has duly demanded appraisal in compliance with
Section 262 will not, after the Effective Time, be entitled to vote for any purpose the shares of EMAC Common Stock subject to such demand or to receive payment of dividends or other distributions on such shares of EMAC Common Stock, except for dividends or other distributions payable to stockholders of record at a date prior to the Effective Time.

   At any time within 60 days after the Effective Time, any Dissenting Stockholder will have the right to withdraw his or her demand for appraisal and to accept the Merger Consideration. After this period, a Dissenting Stockholder may withdraw his or her demand for appraisal only with the consent of EMAC. If no petition for appraisal is filed with the Delaware Court of Chancery within 120 days after the Effective Time, Dissenting Stockholders' rights to appraisal shall cease and they shall be entitled to receive the Merger Consideration. Inasmuch as EMAC has no obligation to file such a petition, any EMAC Stockholder who desires such a petition to be filed is advised to file it on a timely basis. However, no petition timely filed in the Delaware Court of Chancery demanding appraisal shall be dismissed as to any EMAC Stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just.

   Failure to take any required step in connection with the exercise of appraisal rights may result in the termination or waiver of such rights.

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                      DESCRIPTION OF EMAC CAPITAL STOCK

GENERAL


   EMAC is authorized to issue 20,000,000 shares of Common Stock, par value $.001 per share, and 1,000,000 shares of Preferred Stock, par value $.001 per share. As of September 17, 1996, there were outstanding 2,600,000 shares of EMAC Common Stock, held of record by six stockholders (approximately 290 beneficial holders), 4,500,000 EMAC Warrants held of record by eight holders including 300,000 Bridge Warrants held of record by seven holders and 200,000 UPOs held of record by five holders. No shares of Preferred Stock are currently outstanding.


UNITS

   In its IPO, EMAC issued 2,100,000 EMAC Units. Each EMAC Unit consisted of one share of EMAC Common Stock and two EMAC Warrants (as defined below), each EMAC Warrant entitling the holder to purchase one share of EMAC Common Stock. The securities constituting the Units began trading on February 17, 1995 and currently also trade separately.

COMMON STOCK

   The holders of shares of EMAC Common Stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors. The holders of shares of EMAC Common Stock are entitled to receive dividends when, as and if declared by the EMAC Board out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of EMAC, the holders of EMAC Common Stock (except for the Initial Stockholders who have agreed to waive their rights to share in any distribution relating to a liquidation of EMAC due to the failure of EMAC to consummate a Business Combination by February 16,
1997) are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over EMAC Common Stock. Holders of EMAC Common Stock, as such, have no conversion, preemptive or other subscription rights, and, except as described under "BUSINESS OF EMAC --General
- --Redemption Rights," there are no redemption provisions applicable to the EMAC Common Stock. All of the outstanding shares of EMAC Common Stock are fully paid and nonassessable.

PREFERRED STOCK

   The EMAC Certificate of Incorporation authorizes the issuance of 1,000,000 shares of preferred stock ("Preferred Stock") with such designations, rights and preferences as may be determined from time to time by the EMAC Board. Accordingly, the EMAC Board is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of shares of EMAC Common Stock. The Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of EMAC. Although EMAC has no commitments as of the date of this Proxy Statement to issue any shares of Preferred Stock, there can be no assurance that EMAC will not do so in the future.

EMAC WARRANTS


   Each outstanding EMAC Warrant entitles the registered holder to purchase one share of EMAC Common Stock at a price of $5.00 per share, subject to adjustment in certain circumstances, at any time commencing on the consummation of the Merger and ending at 5:00 p.m., New York City time, on February 16, 2002, at which time the EMAC Warrants will expire. The EMAC Warrants are separable and transferable from the shares of EMAC Common Stock. EMAC may call the EMAC Warrants for redemption, in whole and not in part, at a price of $.01 per EMAC Warrant upon not less than 30 days' prior written notice, if the last sale price of the EMAC Common Stock has been at least $8.50 per share ("Warrant Redemption Price") for the 20 consecutive trading days ending on the third day prior to the date on which the notice of redemption is given. The warrantholders shall have exercise rights until the close of business on the date fixed for redemption.


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   The EMAC Warrants are issued in registered form under a Warrant Agreement between EMAC and Continental Stock Transfer & Trust Company, as Warrant Agent.

   The exercise price, number of shares of EMAC Common Stock issuable on exercise of the EMAC Warrants and Warrant Redemption Price are subject to adjustment in certain circumstances including in the event of a stock dividend, recapitalization, reorganization, merger or consolidation of EMAC. The EMAC Warrants, however, are not subject to adjustment for issuance of shares of EMAC Common Stock at a price below their exercise price.

   After the Effective Time of the Merger, the Surviving Corporation has the right, in its sole discretion, to decrease the exercise price of the EMAC Warrants for a period of not less than 30 days on not less than 30 days' prior written notice to the warrantholders and to extend the expiration date of the Warrants on five business days' prior written notice to the warrantholders.

   The EMAC Warrants may be exercised upon surrender of the EMAC Warrant certificate on or prior to the expiration date at the offices of the Warrant Agent, with the exercise form on the reverse side of the Warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (by certified check, payable to EMAC) for the number of EMAC Warrants being exercised. The warrantholders do not have the rights or privileges of holders of shares of EMAC Common Stock prior to the exercise of the EMAC Warrants.

   No EMAC Warrants will be exercisable unless at the time of exercise EMAC has filed with the SEC a current prospectus covering the shares of EMAC Common Stock issuable upon exercise of such Warrants and such shares have been registered or qualified for sale or determined to be exempt from registration or qualification under the securities laws of the state of residence of the holder of such EMAC Warrants. Although EMAC intends to have all shares so qualified for sale in those states where the holders of Warrants reside and to maintain a current prospectus relating thereto until the expiration of the EMAC Warrants, subject to the terms of the Warrant Agreement, there can be no assurance that it will be able to do so.

   No fractional shares will be issued upon exercise of the EMAC Warrants. If a warrantholder exercises all EMAC Warrants then owned of record by him or her, however, EMAC will pay to such warrantholder, in lieu of the issuance of any fractional share that is otherwise issuable to such warrantholder, an amount in cash based on the market value of the Stock on the last trading day prior to the date of exercise.

BRIDGE WARRANTS


   In February 1994, EMAC raised $150,000 in a Bridge Financing ("Bridge Financing"). In connection therewith, seven investors were issued an aggregate of 300,000 Bridge Warrants. The Bridge Warrants are identical to the EMAC Warrants, except that they are redeemable by EMAC beginning 90 days after the consummation of the Merger (or another Business Combination). The holders of the Bridge Warrants have agreed not to transfer the Bridge Warrants until after the consummation of the Merger (or another Business Combination).

JEFFERSON CAPITAL WARRANT

   As part of the compensation to Jefferson Capital Group, Ltd. ("Jefferson Capital") for serving as financial advisor to Overseas Filmgroup in the Merger, upon consummation of the Merger, the Surviving Corporation will issue to Jefferson Capital a warrant to purchase 62,500 shares of Common Stock of the Surviving Corporation at an exercise price of $5.00 per share, expiring seven years after consummation of the Merger. In addition to the warrant and certain fees previously paid to Jefferson Capital, Jefferson Capital will also receive piggyback registration rights in connection with the warrant and a fee of $50,000 upon consummation of the Merger to be paid by the Surviving Corporation.


UPOS

   In connection with the IPO, EMAC sold to GKN Securities Corp., the underwriter of the IPO, for an aggregate of $100 consideration, the right to purchase up to an aggregate of 200,000 Units. The Units

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issuable upon exercise of the UPOs are identical to the Units described above, except that the Warrants contained therein are exercisable at a price of $5.85 per share and expire on February 16, 2000. The UPOs are exercisable initially at $9.90 per Unit ("Exercise Price") for a period of four years commencing on February 16, 1996. The UPOs granted to the holders thereof contain certain "piggyback" and demand registration rights for periods of seven and five years, respectively, from February 16, 1995, with respect to registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the UPOs.


DIVIDENDS


   EMAC does not intend to pay any cash dividends for the foreseeable future, as all available cash will be utilized to further the growth of the Surviving Corporation's business subsequent to the Effective Time. In addition, certain covenants in the credit facility of the Surviving Corporation substantially restrict the payment of cash dividends.

REGISTRATION RIGHTS

   See "--Jefferson Capital Warrant," "--UPOs" and "THE MERGER --Restricted Disposition of Merger Shares; Registration Rights" for a description of certain registration rights which are currently held and expected to be held by holders of EMAC securities.


TRANSFER AGENT, WARRANT AGENT AND REGISTRAR

   The transfer and warrant agent and registrar for the EMAC Common Stock and EMAC Warrants is Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

   The EMAC Certificate of Incorporation provides that directors of EMAC shall not be personally liable to EMAC or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors' duty of loyalty to EMAC or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL relating to prohibited dividends or distributions or the repurchase or redemption of stock; or (iv) for any transaction from which the director derives an improper personal benefit. If the DGCL is amended to authorize further elimination or limitation of directors' liability, then the liability of directors of EMAC shall automatically be limited to the fullest extent provided by law. The Certificate of Incorporation and the Bylaws of EMAC also contain provisions to indemnify the directors, officers, employees or other agents to the fullest extent permitted by the DGCL. These provisions may have the practical effect in certain cases of eliminating the ability of stockholders to collect monetary damages from directors. EMAC believes that these provisions in the Certificate of Incorporation and Bylaws of EMAC are necessary to attract and retain qualified persons as directors and officers.

   At the Effective Time, each of the directors and executive officers of the Surviving Corporation will enter into an indemnity agreement with the Surviving Corporation under which the Surviving Corporation will be obligated to indemnify them, to the fullest extent permitted by law, for acting in such capacity. The indemnity agreement will also set forth the notice and other procedural requirements for such indemnification.

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                      MARKET PRICES OF EMAC'S SECURITIES

   EMAC Units, EMAC Common Stock and EMAC Warrants are each quoted on the OTC Bulletin Board under the symbols EMACU, EMAC and EMACW, respectively. The following table sets forth the high and low closing bid quotations for the periods indicated since such Units commenced public trading on February 16, 1995 and since such Common Stock and Warrants commenced public trading on February 17, 1995. EMAC has never paid cash dividends on EMAC Common Stock.


                             EMAC UNITS      EMAC COMMON STOCK    EMAC WARRANTS
                         -----------------  -----------------  -----------------
       FISCAL 1995         HIGH      LOW      HIGH      LOW      HIGH      LOW
       -----------       --------  -------  --------  -------  --------  -------
First Quarter (from
 February 17, 1995 -
 February 28, 1995)  ... $5 7/8    $5 7/8   $4 1/4    $4 1/4   $ 3/4     $ 3/4
Second Quarter .........  5 3/4     5 1/2    4 3/8     4 1/4     3/4       1/2
Third Quarter ..........  5 1/2     5 1/2    4 1/2     4 1/2     1/2       1/2
Fourth Quarter .........  5 1/2     5 1/2    4 9/16    4 3/8     5/8       1/2

       FISCAL 1996
       -----------
First Quarter ..........  5 5/8     5 1/2    4 11/16   4 9/16    5/8       5/8
Second Quarter .........  6         5 5/8    5         5         3/4       5/8
Third Quarter ..........  6 1/2     5 5/8    5 1/4     5           1       3/4



   On July 1, 1996, the last full trading day prior to the public announcement of execution of the Merger Agreement, the high bid prices of EMAC Units, EMAC Stock and EMAC Warrants, as reported on the OTC Bulletin Board, were $6, $5 1/8 and $ 15/16, respectively. On September 17, 1996, the most recent date for which it was practicable to obtain market price information prior to the printing of this Proxy Statement, such high bid prices were $6 1/2, $5 1/4 and $1, respectively. The above quotations represent prices between dealers and do not include retail markups or markdowns or commissions. They may not necessarily represent actual transactions.


NASDAQ NATIONAL MARKET LISTING


   EMAC has applied to have the EMAC Common Stock and EMAC Warrants listed on the Nasdaq National Market upon consummation of the Merger. In order to qualify to be included in the Nasdaq National Market, a company must, among other things, satisfy a specified pretax income test. For EMAC to satisfy this requirement at this time, the NASD would either need to consider EMAC and Overseas Filmgroup as a combined company on a pro forma basis during EMAC's past fiscal year or to waive the requirement. There is no assurance that this approval will occur upon consummation of the Merger or thereafter. If EMAC's application is not approved, EMAC currently intends to reapply for inclusion in the Nasdaq National Market promptly after it has satisfied the listing requirements. The listing of the EMAC Common Stock and EMAC Warrants on the Nasdaq National Market is not a condition to the Merger.


STOCK PRICE PERFORMANCE COMPARISON


   The following graph compares the cumulative total return of EMAC Common Stock with the cumulative total return of (i) the Standard & Poor's SmallCap Index ("S&P Index"), (ii) the Russell 2000 Index and (iii) an industry peer group index ("Peer Index") consisting of ten other publicly held SPAC(Registered Trademark)s. The graph assumes $100 was invested on February 17, 1995 (the date EMAC Common Stock began trading on the OTC Bulletin Board) in shares of EMAC Common Stock, the stocks comprising the S&P Index, the stocks comprising the Russell 2000 Index and the stocks comprising the Peer Index.


   EMAC has used an index of other SPAC(Registered Trademark) stocks equally weighted for an industry peer group due to the unique business purpose of SPAC(Registered Trademark)s and the features of their securities and rights of their security holders. The Peer Index is composed of Financial Services Acquisition Corporation, Restructuring Acquisition Corporation, Silver Diner Development, Inc., Productivity Technologies Corp., Network Systems, Inc., Niagara Corporation, Source Media, Inc., Bogen Communications International Inc., Kellstrom Industries, Inc. and Zydeco Energy, Inc.

                                                     S&P
                     EMAC     SPAC(R)    SPAC(R)    Small     S&P     Russell  Russell
  Date      EMAC     Index   Average      Index      Cap     Index      2000    Index
  ----      ----     -----   --------    -------    -----    -----    -------  -------
2/17/95   $ 4.75    100.00     5.23      100.00     96.13   100.00    254.71   100.00
2/24/95     4.75    100.00     5.21       99.58     96.23   100.10    255.47   100.30
3/31/95     4.75    100.00     5.31      101.49     98.34   102.30    260.77   102.38
4/28/95     4.53     95.37     5.19       99.18    100.46   104.50    266.17   104.50
5/26/95     4.41     92.84     5.32      101.70    102.11   106.22    270.57   106.23
6/30/95     4.50     94.74     5.47      104.65    107.42   111.74    283.63   111.35
7/28/95     4.75    100.00     5.42      103.65    115.39   120.04    299.23   117.48
8/25/95     4.67     98.32     5.32      101.62    117.65   122.39    304.36   119.49
9/29/95     4.75    100.00     5.74      109.73    120.86   125.73    310.38   121.86
10/27/95    4.66     98.11     5.68      108.58    113.65   118.23    294.55   115.64
11/24/95    4.56     96.00     5.53      105.62    116.72   121.42    302.26   118.67
12/29/95    4.75    100.00     5.32      101.72    121.10   125.98    315.97   124.05
1/26/96     4.75    100.00     5.56      106.27    119.86   124.69    311.22   122.19
2/23/96     4.70     98.95     5.83      111.39    125.58   130.64    325.76   127.89
3/29/96     4.63     97.47     5.72      109.37    127.70   132.84    330.77   129.86
4/26/96     4.78    100.63     5.78      110.44    134.72   140.14    347.83   136.56
5/31/96     4.81    101.26     6.72      128.48    139.61   145.23    361.85   142.06
6/28/96     5.31    111.79     6.52      124.68    134.03   139.43    346.61   136.08
7/26/96     5.13    108.00     6.09      116.42    124.37   129.38    314.57   123.50

                       EMAC COMPARATIVE PER SHARE DATA

   The following table sets forth certain unaudited data concerning certain historical per share data of EMAC and certain unaudited data concerning pro forma per share data of the Surviving Corporation. This data should be read in conjunction with the audited financial statements and other historical and pro forma financial information for EMAC and Management's Discussion and Analysis of Financial Condition for EMAC included elsewhere in this Proxy Statement. The unaudited financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated, nor is it necessarily indicative of future operating results or financial position.

                                        HISTORICAL   PRO FORMA (1)
                                       ------------  -------------
Book value per share at May 31, 1996       $4.33          $2.29
Cash dividends per share
 Year Ended November 30, 1995  .......         0              0
 Six Months Ended May 31, 1996  ......         0              0
Net income per share
 Year Ended November 30, 1995  .......       .06            .28
 Six Months Ended May 31, 1996  ......       .03            .16

- ------------


   Assumes no exercise of redemption or appraisal rights with respect to (1) shares of EMAC Common Stock.

                       SELECTED FINANCIAL DATA OF EMAC

   The selected financial data with respect to EMAC as of, and for the year ended, November 30, 1995 and the period from December 9, 1993 (inception) to November 30, 1994 have been derived from EMAC's financial statements which have been audited by BDO Seidman, LLP, independent auditors. The financial statements which appear elsewhere herein include a description of the EMAC Certificate of Incorporation, which provides for EMAC's mandatory dissolution and liquidation if a Business Combination is not consummated by February 16, 1997. The unaudited financial data of EMAC for the six months ended May 31, 1995 and 1996 have been derived from the unaudited condensed financial statements of EMAC, which appear herein and which, in the opinion of the management of EMAC, include all adjustments, consisting only of normal recurring adjustments, necessary for the fair statement of the results of unaudited interim periods. Results for the interim periods are not necessarily indicative of the results that may be expected for the entire fiscal year. The selected financial data set forth below should be read in conjunction with the financial statements of EMAC, together with the related notes thereto, included elsewhere herein, and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF EMAC."


                                 PERIOD FROM                                                  PERIOD FROM
                               DECEMBER 9, 1993                                             DECEMBER 9, 1993
                                 (INCEPTION)                                                  (INCEPTION)
                                   THROUGH         YEAR ENDED           SIX MONTHS              THROUGH
                                 NOVEMBER 30,     NOVEMBER 30,         ENDED MAY 31,            MAY 31,
                               ----------------  ---------------  ------------------------  ----------------
                                      1994             1995           1995         1996            1996
                               ----------------  ---------------  -----------  -----------  ----------------
STATEMENT OF OPERATIONS DATA:
Interest income ..............      $      0        $  475,084     $  161,179   $  284,981       $760,065
Total expenses and taxes  ....        45,815           343,069        136,960      211,235        600,119
Net income (loss) ............        45,815           132,015         24,219       73,746        159,946
Net income (loss) per share  .          (.09)              .06            .02          .03
Weighted average common
 shares outstanding ..........       500,000         2,093,699      1,584,615    2,600,000


                                                                      NOVEMBER 30,
                                                               ------------------------
                                                                  1994         1995       MAY 31, 1996
                                                               ----------  ------------  --------------
BALANCE SHEET DATA:
Cash and cash equivalents ....................................  $  35,062  $    501,763   $    239,687
U.S. Government security deposited in Trust Fund and accrued
 interest thereon ............................................          0    10,667,644     10,930,166
Total assets .................................................    199,537    11,273,022     11,472,907
Total liabilities ............................................    205,352        96,722        222,861
Common Stock, subject to possible conversion .................         --     2,132,462      2,184,940
Stockholders' equity (deficit) ...............................     (5,815)    9,043,838      9,065,106
Total liabilities, common stock subject to possible
 conversion and stockholders' equity .........................    199,537    11,273,022     11,472,907

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF EMAC

   The following discussion and analysis provides information that management believes is relevant to an assessment and understanding of EMAC's results of operations and financial condition. The discussion should be read in conjunction with the audited financial statements of EMAC and Notes thereto.


   In February 1994, EMAC raised $150,000 in a Bridge Financing in order to pay certain organizational expenses, the costs of the Bridge Financing and certain costs of the IPO. Seven investors in the Bridge Financing loaned an aggregate of $150,000 to EMAC and were issued promissory notes in that amount, bearing interest at the rate of 10% per annum and payable at the consummation of the IPO.


   The IPO was consummated on February 27, 1995, and raised net proceeds of $11,050,100 after payment of the IPO expenses.


   EMAC's management has broad discretion with respect to the specific application of the net proceeds of the IPO, although substantially all of the net proceeds of this offering are intended to be applied toward consummating a Business Combination with an operating business in the Entertainment/Media Industry. There is no assurance that EMAC will be able to successfully effect a Business Combination. A majority of the net proceeds ($10,206,000) was placed in an interest-bearing Trust Fund until the earlier of (i) the consummation of a Business Combination or (ii) the liquidation of EMAC. The Trust Fund indenture limits investments to United States government securities. The remaining proceeds are being used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses in addition to other expenses.


   In the event EMAC does not consummate a Business Combination within 18 months from the consummation of the IPO, or 24 months if certain criteria are met, EMAC will be dissolved and will distribute to all Public Stockholders, in proportion to their respective equity interests in EMAC, an aggregate sum equal to the amount in the Trust Fund plus any remaining net assets of EMAC. Upon the signing of the Merger Agreement with Overseas Filmgroup, such extension criteria were satisfied.

   Substantially all of EMAC's working capital needs subsequent to the IPO have been attributable to the identification, evaluation and selection of a suitable target business and the structuring, negotiation and consummation of the proposed business combination with Overseas Filmgroup. Such working capital needs have been satisfied from the net proceeds of the IPO not deposited in the Trust Fund.


   During the six-month period ended May 31, 1996, EMAC incurred expenses of $160,535, including expenses related to general and administrative, insurance, and occupancy and excluding taxes. EMAC received $284,981 in interest income from the Trust Fund and from cash and cash equivalents not held in the Trust Fund during this period. During the six months ended May 31, 1995, such expenses were $136,960 and $161,179 was received from the Trust Fund and from cash and cash equivalents not held in the Trust Fund; during the year ended November 30, 1995, such expenses were $284,069 and $475,084 was received from the Trust Fund and from cash and cash equivalents not held in the Trust Fund; during the period from December 9, 1993 (inception) to November 30, 1994, such expenses were $45,815 and no funds were received from the Trust Fund; and during the period from December 9, 1993 (inception) to May 31, 1996, such expenses were $490,419, and $760,065 was received from the Trust Fund and from cash and cash equivalents not held in the Trust Fund.

                SELECTED FINANCIAL DATA OF OVERSEAS FILMGROUP

   The following tables set forth certain historical financial data for Overseas Filmgroup. The selected financial data with respect to Overseas Filmgroup as of, and for the five years ended, December 31, 1995 have been derived from Overseas Filmgroup's financial statements which have been audited by Price Waterhouse LLP, independent accountants. The unaudited consolidated financial data of Overseas Filmgroup for the six months ended June 30, 1995 and 1996 have been derived from the unaudited consolidated financial statements of Overseas Filmgroup that appear herein and which, in the opinion of the management of Overseas Filmgroup, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for such periods. Results for the six months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the entire fiscal year. The selected financial data set forth below should be read in conjunction with the Financial Statements of Overseas Filmgroup, together with the related notes thereto included elsewhere herein, and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP."

                                                                                                             SIX MONTHS ENDED
                                                              YEAR ENDED DECEMBER 31,                             JUNE 30,
                                    -------------------------------------------------------------------- -------------------------
                                         1991          1992          1993          1994          1995         1995        1996(1)
                                    ------------- ------------- ------------- ------------- ------------ ------------- -----------
STATEMENT OF INCOME DATA:
Revenues ........................... $15,947,482   $14,722,483   $17,951,977   $20,734,094   $21,672,510  $10,198,897  $15,751,970
Film costs .........................  12,499,257    11,121,888    13,962,255    16,395,902    16,320,694    7,775,254   12,506,663
Selling, general and administrative    2,041,889     2,234,774     2,401,509     2,151,214     2,721,745    1,136,986    1,662,152
Income from operations .............   1,406,336     1,365,821     1,588,213     2,186,978     2,630,071    1,286,657    1,583,155
Income before income taxes .........   1,682,927     1,636,989     1,997,872     2,441,960     2,894,066    1,350,904    1,663,062
Net income .........................   1,592,927     1,562,989     1,697,244     2,145,473     2,461,161    1,140,904    1,540,424
Pro forma net income (2) ...........                                                           1,745,610    1,008,688
Pro forma net income per
 share (2)(3) ......................                                                                 .42                       .24
Weighted average number of shares
 outstanding (3) ...................                                                           4,180,635                 4,180,635


                                                     AS OF DECEMBER 31,                                AS OF JUNE 30, 1996(1)
                          -----------------------------------------------------------------------  ----------------------------
                               1991          1992          1993           1994           1995          ACTUAL      PRO FORMA(4)
                          ------------  ------------  -------------  -------------  -------------  -------------  -------------
BALANCE SHEET DATA:
Film costs, net of
 accumulated
 amortization ...........  $ 2,699,746   $ 7,837,619    $10,808,032    $12,377,123    $17,349,071    $27,327,904    $27,327,904
Total assets ............   16,351,193    19,506,942     20,311,146     24,684,518     28,954,796     39,635,885     39,635,885
Notes payable, banks  ...    3,000,000     3,000,000      3,700,000      6,058,279      7,421,893     17,013,163     17,013,163
Total liabilities .......    9,999,437    12,020,416     11,993,609     14,874,057     17,506,422     26,991,887     36,656,887
Total equity ............    6,351,756     7,486,526      8,317,537      9,810,461     11,448,374     12,643,998      2,978,998


NOTES TO SELECTED FINANCIAL DATA OF OVERSEAS FILMGROUP

(1) Includes Overseas Filmgroup and its majority-owned subsidiaries on a consolidated basis. Prior to January 1, 1996, Overseas Filmgroup had no subsidiaries. Overseas Filmgroup will acquire the remaining interests in its majority-owned subsidiaries for nominal consideration concurrently with the Merger. See "CERTAIN TRANSACTIONS RELATING TO OVERSEAS FILMGROUP" and
    Note 4 to the Unaudited Interim Financial Statements of Overseas Filmgroup included elsewhere in this Proxy Statement.

(2) Since January 1, 1989 (including the periods presented), Overseas Filmgroup has operated as an S Corporation under Subchapter S of the Code. The amounts shown reflect a pro forma charge which represents the estimated federal income taxes that would have been reported under FAS No. 109 had Overseas Filmgroup been a C Corporation during the periods presented. Additionally, the amounts shown reflect a pro forma interest charge related to the Merger Note as described in note 4 below. See Note 2 to the Unaudited Interim Financial Statements of Overseas Filmgroup included elsewhere in this Proxy Statement.

(3) Pro forma net income per share is not indicative of what actual net income per share would have been if the Merger had occurred on January 1, 1995 or 1996. Pro forma net income per share is computed by dividing pro forma net income by the weighted average number of shares outstanding during the period, adjusted to reflect (i) 3,177,778 shares which treats the 100 currently outstanding shares of Overseas Filmgroup as if they had been recapitalized and (ii) 1,002,857 shares representing the number of new shares that would have to be issued at a pro forma "initial public offering
    (IPO)" price of $5.25 per share to pay the pro forma distribution of $5,265,000 as of June 30, 1996 described in Note 2 to the Unaudited Interim Financial Statements of Overseas Filmgroup. The pro forma IPO price is based on the ratio of the net assets of EMAC of $11,250,046 as of May 30, 1996 (the most recent interim period of EMAC) to the 3,177,778 new shares that would be issued if the Merger had been consummated on that date. Historical earnings per share has not been presented in view of the prior periods S corporation status.

(4) Adjusted to reflect a pro forma declaration of $5,265,000 in distributions payable to shareholders, representing the Merger cash consideration ($1,500,000), retroactive effect of the shareholder distribution made on July 8, 1996 ($3,500,000) and reimbursement of certain federal income taxes payable by the Overseas Filmgroup shareholders through June 30, 1996 ($265,000), the Merger Note of $2,000,000 and the cumulative effect of FAS No. 109 consisting of deferred tax liabilities of $2,400,000 at June 30, 1996 resulting from the termination of Overseas Filmgroup's status as an S corporation.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
               AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP

OVERVIEW


   The operations of Overseas Filmgroup were established in 1980 by Ellen Dinerman Little and Robert B. Little, its directors, principal stockholders and senior executive officers. Overseas Filmgroup specializes in the acquisition and worldwide license or sale of distribution rights to independently-produced feature films in a wide variety of genres. Overseas Filmgroup obtains rights to motion pictures at various stages of completion (either completed, in production or in development) and licenses distribution rights (including theatrical, video, pay television, free television, satellite and other ancillary rights) to such motion pictures to various sub-distributors in the United States and in foreign markets, as well as directly distributing certain motion pictures in the domestic theatrical market. The licensing of distribution rights to foreign distributors and sub-distributors in the major international territories or regions has historically been Overseas Filmgroup's primary focus, accounting for a substantial portion of Overseas Filmgroup's total revenues. In fiscal 1993, 1994 and 1995, and for the six months ended June 30, 1996, approximately 78%, 74%, 66% and 73% of Overseas Filmgroup's revenues were derived from such activities. Overseas Filmgroup is treated for federal income tax purposes as an S corporation under the Internal Revenue Code of 1986, as amended.


   In situations where, prior to the availability of a motion picture, Overseas Filmgroup is paid a minimum guarantee or other payment from the licensing of distribution rights to foreign or domestic sub-distributors, the minimum guarantee or other payment is recorded as deferred revenue and is recognized at such time as the motion picture is available for release by the sub-distributor. In most other cases, revenue is recognized at such time as the motion picture is available for release by the sub-distributor and revenues are earned pursuant to the terms of Overseas Filmgroup's agreement with the sub-distributor. The timing of actual cash payments by sub-distributors to Overseas Filmgroup of minimum guarantees and other amounts earned by Overseas Filmgroup varies in accordance with the contractual terms of each agreement. Certain payments to Overseas Filmgroup are made prior to the recognition of income while other payments to Overseas Filmgroup are made after revenue is recognized. When Overseas Filmgroup distributes a motion picture directly to the domestic theatrical market, revenue is recognized over the period of exhibition of the motion picture. However, cash payments to Overseas Filmgroup by a theatrical exhibitor typically are not made until the close of the film's engagement in the exhibitor's theaters or chain of theaters. Revenues from the direct license by Overseas Filmgroup of distribution rights to a pay television service are recognized at such time as the motion picture is available for showing by such service and the license agreement begins. Cash payments to Overseas Filmgroup from such services are generally made from between 60 and 90 days after the initial airing of the film on the pay television service.

   Film costs represent a major component of Overseas Filmgroup's assets. Film costs represent those costs incurred in the acquisition and distribution of motion pictures or in the acquisition of distribution rights to motion pictures. This includes minimum guarantees paid to producers or other owners of film rights, recoupable distribution and production costs, and capitalized interest and overhead. Overseas Filmgroup amortizes film costs using the individual film forecast method under which film costs are amortized for each film in the ratio that revenue earned in the current period for such film bears to management's estimate of the total revenue to be realized from all media and markets for such film. Management of Overseas Filmgroup regularly reviews its revenue and cost forecasts and revises such estimates for each film, as necessary, when warranted by management's appraisal of current market conditions. This may result in a change in the rate of amortization and write-downs to net realizable value. Net income in future years is in part dependent upon Overseas Filmgroup's amortization of its film costs and may be significantly affected by periodic adjustments in such amortization.

   The following table sets forth Overseas Filmgroup's unamortized film costs as of December 31, 1993, 1994 and 1995 and at June 30, 1996:

                                                   AS OF DECEMBER 31,
                                      -------------------------------------------     JUNE 30,
                                           1993           1994           1995           1996
                                      -------------  -------------  -------------  -------------
Films in release, net of accumulated
 amortization .......................   $ 7,888,095    $ 9,456,441    $12,162,975    $18,802,145
Films not yet available for release       2,919,937      2,920,682      5,186,096      8,525,759
                                      -------------  -------------  -------------  -------------
                                        $10,808,032    $12,377,123    $17,349,071    $27,327,904
                                      =============  =============  =============  =============

The increases in unamortized film costs from fiscal 1993 to 1994 and from fiscal 1994 to 1995 generally reflect expansion of Overseas Filmgroup's operations, including increased acquisition of motion picture rights, financing of motion picture production and licensing of distribution rights. Of the increase in unamortized film costs from December 31, 1995 to June 30, 1996, a significant portion (approximately $5,791,000) was due to three of Overseas Filmgroup's majority owned subsidiaries, each of which commenced operations during such period. Based upon Overseas Filmgroup's estimate as of December 31, 1995 of projected gross revenues, approximately 75% of unamortized film costs applicable to films released as of such date are expected to be amortized over the three-year period ending December 31, 1998.

   Overseas Filmgroup directly distributes certain motion pictures in the domestic theatrical market under the name "First Look Pictures." Prior to June 1995, Overseas Filmgroup's domestic theatrical operations were conducted by First Look Pictures, Inc. ("FLP Inc."), which was owned by Ellen Dinerman Little and Robert B. Little. In anticipation of a merger of FLP Inc. with Overseas Filmgroup, in January 1995 Overseas Filmgroup entered into a sales agency arrangement with FLP Inc. whereby Overseas advanced all costs of overhead as well as distribution and releasing costs on behalf of FLP Inc. in exchange for First Look Inc.'s assignment of all income relating to the motion pictures it released. FLP Inc. was merged into Overseas Filmgroup in June 1995.


   Due to differences in the number of motion pictures for which Overseas Filmgroup acquires distribution rights, differences in the number of motion pictures distributed by Overseas Filmgroup, uncertainties in release schedules, and the unpredictability of audience responses, Overseas Filmgroup's revenues and earnings have historically fluctuated and are likely to continue to fluctuate significantly from quarter to quarter. Primarily as a result of these factors, although Overseas Filmgroup has achieved annual profitability for each full fiscal year since 1987 (the first year in which accountants reviewed or audited its financial statements), Overseas Filmgroup has experienced losses in interim periods in the past and may incur losses in interim or annual periods in the future. Results of operations for the six months ended June 30, 1996 are not necessarily indicative of the results of operations that may be expected for the entire fiscal year. Management of Overseas Filmgroup anticipates that, primarily as a result of a one-time, non-recurring charge to income resulting from the termination of Overseas Filmgroup's federal S corporation status upon of consummation of the Merger (see "Certain Tax Related Matters" below), the Surviving Corporation will incur a net loss for the quarter ending December 31, 1996. Such accounting charge will also significantly reduce the Surviving Corporation's earnings for the year ending December 31, 1996, and could result in a loss for such period, depending upon the other results of operations of Overseas Filmgroup for such period.


RESULTS OF OPERATIONS

 Six Months Ended June 30, 1996 Compared to Six Months Ended June 30, 1995

   Revenues increased by $5,553,073 (54.4%) to $15,751,970 for the six months ended June 30, 1996 from $10,198,897 for the six months ended June 30, 1995. This increase was primarily due to a greater number of larger budget films (generally exhibiting higher production values) becoming available for distribution. During the six months ended June 30, 1996, 11 motion pictures each generated in excess of $200,000 in revenues, with an aggregate of $13,092,688, or 83%, of total revenues, for such period

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attributable to those films. During the comparable period in 1995, nine motion pictures each generated in excess of $200,000 in revenues, with an aggregate of $7,801,316, or 76%, of total revenues, for such period attributable to those films.

   Film costs as a percentage of revenues increased to 79.4% for the six months ended June 30, 1996 from 76.2% for the six months ended June 30, 1995. This increase was primarily due to lower gross margins on the motion pictures generating the most significant portion of revenues during the six months ended June 30, 1996 compared to the motion pictures generating the most significant portion of revenues during the comparable period in 1995. Gross margins vary from film to film based upon many factors including the amount of Overseas Filmgroup's investment in a particular film. In some cases, Overseas Filmgroup is entitled to only a distribution fee based upon a percentage of the film's gross revenues in a particular territory or territories and media. In other circumstances, Overseas Filmgroup may have a substantial investment in the film (for example, as a result of minimum guarantee commitments, rights acquisition costs, or print and advertising commitments) and is dependent upon the film's actual performance in order to generate a positive gross margin. Other factors that impact gross margins include market acceptance of a film, the budget of the film, and management of Overseas Filmgroup's analysis of the motion picture's prospects (which under the individual film forecast method impacts the rate of amortization).

   Selling, general and administrative expenses, net of amounts capitalized, increased by $525,166 (46%) to $1,662,152 for the six months ended June 30, 1996 from $1,136,986 for the six months ended June 30, 1995. This increase was primarily due to increased personnel costs, including a greater number of personnel in the six months ended June 30, 1996 and increased compensation paid in such period to Overseas Filmgroup's shareholders. Additionally, there was greater bad debt expenses for the six months ended June 30, 1996 and lower capitalization of overhead during such period. Overseas Filmgroup capitalizes certain overhead costs incurred in connection with its acquisition of rights to a motion picture by adding such costs to the capitalized film costs of the motion picture.

   Other income decreased by $75,614 (42%) to $104,291 for the six months ended June 30, 1996 from $179,905 for the six months ended June 30, 1995. Other income in such periods represented primarily volume discounts from suppliers and the decrease was primarily due to decreased volume discounts.

   Overseas Filmgroup is an S-Corporation for federal income tax purposes and, accordingly, was not subject to federal income taxes. See "Certain Tax Related Matters" below. Overseas Filmgroup's tax provision includes current state income taxes as well as foreign tax withholdings on revenues generated in certain countries that are required to withhold taxes on film royalties paid to a U.S. company. Overseas Filmgroup's effective tax rate was 7.3% for the six months ended June 30, 1996 compared to 15.5% for the six months ended June 30, 1995.

   As a result of the above, Overseas Filmgroup had net income for the six months ended June 30, 1996 of $1,540,424 compared to net income of $1,140,904 for the six months ended June 30, 1995, an increase of 35%.

 Year Ended December 31, 1995 Compared to Year Ended December 31, 1994


   Revenues increased by $938,416 (4.5%) to $21,672,510 for the year ended December 31, 1995 from $20,734,094 for the year ended December 31, 1994. This increase was primarily due to domestic theatrical revenues generated by the two motion pictures released by Overseas Filmgroup through First Look Pictures in 1995, The Secret of Roan Inish and Party Girl. The operations of First Look Pictures, previously independent of Overseas, were combined with Overseas Filmgroup in 1995. See "Overview" above. During the year ended December 31, 1995, 20 motion pictures each generated in excess of $200,000 in revenues, with an aggregate of $16,584,445, or 76%, of total revenues, for such period attributable to those films. During the comparable period in 1994, 15 motion pictures each generated in excess of $200,000 in revenues, with an aggregate of $13,725,942, or 66%, of total revenues for such period attributable to those films.


   Film costs decreased $75,208 to $16,320,694, or 75.3% of revenues, for the year ended December 31, 1995 from $16,395,902, or 79.1% of revenues, for the year ended December 31, 1994. The decrease in the ratio of film costs to revenues was primarily due to both higher distribution fees associated with those

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motion pictures generating significant revenues released theatrically in the year ended December 31, 1995 (including motion pictures released theatrically in the United States by First Look Pictures) compared to the prior year, as well as higher gross profit margins generated by Overseas Filmgroup during the fiscal year ended December 31, 1995 on motion pictures in which Overseas Filmgroup owned an interest in the copyright compared to the gross margins on such films in the prior year.

   Selling, general and administrative expenses, net of amounts capitalized, increased by $570,531 (26.5%) to $2,721,745 for the year ended December 31, 1995 from $2,151,214 for the year ended December 31, 1994. This increase was primarily due to Overseas Filmgroup's absorption of the operations of First Look Pictures, including space and personnel costs. Also, primarily as a result of a general expansion in Overseas Filmgroup's operations, including an increase in the number of films financed by Overseas Filmgroup, Overseas Filmgroup hired additional staff and leased additional office space in the year ended December 31, 1995.

   Interest expense, net of capitalized interest, decreased by $129,559 (24.7%) to $394,762 for the year ended December 31, 1995 from $524,321 for the year ended December 31, 1994. The decrease was primarily due to interest rate reductions on certain borrowings and capitalization of certain interest costs which previously had been expensed.

   Other income decreased by $116,161 (26.8%) to $317,917 for the year ended December 31, 1995 from $434,078 for the year ended December 31, 1994. Other income in such periods represented primarily volume rebates from suppliers, equipment usage fees relating to computerized editing systems and, in 1994, a one-time, non-recurring reversal of excess state income tax accrual. The decrease was primarily due to the reversal in 1994 of the excess state income tax accrual.

   Overseas Filmgroup's effective tax rate was 15% in 1995 compared to 12.1% in 1994.

   As a result of the above, Overseas Filmgroup had net income for the year ended December 31, 1995 of $2,461,161 compared to net income of $2,145,473 for the prior year, an increase of 14.7%.

 Year Ended December 31, 1994 Compared to Year Ended December 31, 1993


   Revenues increased by $2,782,117 (15.5%) to $20,734,094 for the year ended December 31, 1994 from $17,951,977 for the year ended December 31, 1993. This increase was primarily due to increased exploitation by Overseas Filmgroup of older releases in its motion picture library, including a license of television rights to 30 films (all of which had been in release for more than two years) to a sub-distributor in Spain for which $1,200,000 in revenues were recognized in 1994, and distribution arrangements in both Latin America and France for which an aggregate of approximately $1,800,000 in revenues were recognized in 1994. During the year ended December 31, 1993, 12 motion pictures each generated in excess of $200,000 in revenues, with an aggregate of $13,743,776, or 77%, of total revenues for such period attributable to those films.


   Film costs increased $2,433,647 to $16,395,902, or 79.1% of revenues, for the year ended December 31, 1994 from $13,962,255, or 77.8% of revenues, for the year ended December 31, 1993. This increase in film costs was primarily due to increased acquisition of motion picture rights in 1994 compared to 1993 and the write-off in 1994 of a substantially greater amount of development costs related to various projects than in 1993.


   Selling, general and administrative expenses, net of amounts capitalized, decreased by $250,295 (10.4%) to $2,151,214 for the year ended December 31, 1994 from $2,401,509 for the year ended December 31, 1993. This decrease was primarily due to the adoption by Overseas Filmgroup in 1994 of a policy of capitalizing to film costs certain overhead costs associated with its acquisition of films rights. This accounting policy coincided with and was a result of the general change in Overseas Filmgroup's primary business activity from that of a sales agent that licenses motion pictures on behalf of their owner to that of a distributor that itself acquires rights in a given film for a specified term in a particular territory or territories and media. In 1994, $808,945 of such costs were capitalized to film costs. The total of selling, general and administrative expenses, including overhead costs capitalized to film costs, of $2,960,159 for


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the year ended December 31, 1994 represented an increase of $558,650 from total selling, general and administrative expenses of $2,401,509 in 1993, primarily due to increased compensation and related costs resulting from an increase in the number of Overseas Filmgroup personnel.

   Interest expense, net of capitalized interest, increased by $284,218 (118%) to $524,321 for the year ended December 31, 1994 from $240,103 for the year ended December 31, 1993. This increase was primarily due to the establishment of a credit facility with Coutts & Co. and borrowings thereunder.

   Other income increased by $120,136 (38.3%) to $434,078 for the year ended December 31, 1994 from $313,942 for the year ended December 31, 1993. Other income in such periods represented primarily volume discounts from suppliers, equipment usage fees relating to computerized editing systems, and, in 1994, the non-recurring reversal of the excess state income tax accrual. The increase was primarily due to the reversal in 1994 of the excess state income tax accrual.

   Overseas Filmgroup's effective tax rate was 12.1% in 1994 compared to 15% in 1993.

   As a result of the above, Overseas Filmgroup had net income for the year ended December 31, 1994 of $2,145,473 (an increase of 26.4%) compared to net income of $1,697,244 for the prior year.

LIQUIDITY AND CAPITAL RESOURCES

   Overseas Filmgroup requires capital for the acquisition of film rights, the funding of distribution costs and expenses, the repayment of debt, and the payment of ongoing overhead costs. The principal sources of funds for Overseas Filmgroup's operations have been cash flow from operations and bank borrowings, primarily through Overseas Filmgroup's revolving credit facility described below.

   Overseas Filmgroup's cash flows provided by/(used in) operating, investing and financing activities in 1993, 1994 and 1995, and for the first six months of 1996 were as follows:


                                                               SIX MONTHS ENDED
                          YEAR ENDED DECEMBER 31,               JUNE 30, 1996
              ----------------------------------------------  ----------------
                    1993            1994            1995
              --------------  --------------  --------------
Operating  ..   $ 16,194,117    $ 16,471,868    $ 21,218,941     $10,587,703
Investing  ..    (16,822,398)    (17,199,813)    (21,376,982)     22,367,781
Financing  ..       (166,233)      1,705,730         540,366       9,472,118


Cash flow from operations consists primarily of cash collections generated by the sale, license or other exploitation of distribution and other film rights by Overseas Filmgroup. Investing activities include expenditure on films, property and equipment and other activities that utilize cash. Investing activities consist primarily of additions to film costs. Financing activities include bank or other borrowings, and other activities that give rise to additional cash to Overseas Filmgroup, decreased by distributions to the stockholders of Overseas.


   Since January 1, 1989, Overseas Filmgroup has been treated for federal income tax purposes as an S corporation under the Internal Revenue Code of 1986, as amended. Ms. Little and Mr. Little, the principal stockholders of Overseas Filmgroup, each currently earns $90,000 per year in salary. During the fiscal years ended December 31, 1993, 1994 and 1995 and from January 1, 1996 through August 31, 1996, Overseas Filmgroup declared aggregate S corporation distributions to its stockholders of $866,233, $652,549, $823,248 and $487,180, as well as a $3,500,000 distribution in July 1996 as described below. Management of Overseas Filmgroup estimates (assuming for such purposes that the Merger occurs on or about October 29, 1996 that an aggregate of approximately $160,000 in additional distributions (approximately $80,000 in additional distributions per month) will be made to Overseas Filmgroup's existing stockholders prior to consummation of the Merger. Management of Overseas Filmgroup anticipates that the Surviving Corporation in the Merger will retain future earnings to finance the expansion and development of its business and not pay dividends on its capital stock. In addition, certain covenants in the amended Credit Facility described below substantially restrict the payment of cash dividends. For further information regarding cash flows of Overseas, See "Consolidated Statement of Cash Flows" in Overseas Filmgroup's financial statements included in this Proxy Statement.


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   During the next twelve months, Overseas Filmgroup currently intends to acquire rights to and distribute approximately 12 to 18 films (including approximately eight films to be distributed by Overseas Filmgroup in the domestic theatrical market through its First Look Pictures operations). Overseas Filmgroup, alone or in conjunction with others, currently intends to selectively finance (typically by agreeing to pay a minimum guarantee in connection with acquisition of distribution rights by Overseas Filmgroup) all or a portion of the production costs of, or produce, approximately six to ten of such films. No assurance can be given that such goals will be met (or that such goals will not be exceeded). As of August 31, 1996, Overseas Filmgroup had contractual obligations of $17,024,043, which provided for advances, minimum guarantee payments, and prints and advertising spending (as well as an additional $6,480,000 of obligations contingent upon completion and delivery of certain motion pictures). Overseas Filmgroup also guarantees a $325,000 loan to a third party. As of August 31, 1996, Overseas Filmgroup also had deferred income relating to distribution commitments and guarantees from sub-distributors of approximately $2,235,800. For several reasons, including
(i) the likelihood of continued industry-wide increases in acquisition, production and marketing costs, (ii) Overseas Filmgroup's intent to gradually and selectively acquire rights to or produce films that have greater production values (often as a result of larger budgets), and (iii) Overseas Filmgroup's increasing role as the principal financier of a greater portion of the motion pictures it distributes by providing minimum guarantee commitments, the capital required by Overseas Filmgroup in its operations is likely to increase in the future. See "RISK FACTORS --Increasing Acquisition, Production and Marketing Costs" and "-- Increased Motion Picture Investment by Overseas Filmgroup."

   Overseas Filmgroup has a revolving credit facility (the "Credit Facility") under an agreement (the "Syndication Agreement") with Coutts & Co. ("Coutts"), as agent and a lender, and Berliner Bank A.G. London Branch ("Berliner"), as a lender. The Syndication Agreement currently provides for total borrowings of $23,000,000, of which up to $4,000,000 may be borrowed on a revolving basis for Overseas Filmgroup's working capital needs (the "Operating Facility"), up to $1,000,000 is available (the "Local Facility") to be issued as letters of credit to secure a local bank line of credit (the "Local Line"), and up to $18,000,000 (an increase from $16,000,000 pending the Merger) may be borrowed to fund the acquisition of motion pictures or to fund distribution costs, including print and advertising costs, associated with motion pictures acquired by Overseas Filmgroup (the "Film Facilities"). The interest rate payable on borrowings under the Syndication Agreement is 3% above the London Inter-Bank Offered Rate ("LIBOR") in effect from time to time for one, three or six months, as requested by Overseas Filmgroup. In addition to an annual management fee, there is a commitment fee on the daily unused portion of the Operating Facility of 1% per annum, and fees with respect to the Local Facility of 2% of the face amount of issued letters of credit. Fees on the Film Facilities include 2% of the amount of cash advances or, in most circumstances, 2% of the face amount of each letter of credit issued under the Film Facilities, as well as a percentage of gross receipts of the film acquired or financed payable from Overseas Filmgroup's net earnings from the film, which amounted in 1995 to $32,214.

   Overseas Filmgroup borrows Film Facilities' funds on a film-by-film basis, with each such Film Facility treated as a separate loan, generally maturing 12 months after the first drawdown. Coutts and Berliner must approve each separate Film Facility, such approval to be granted in their sole discretion. Amounts available under the Film Facilities are also available to be issued as letters of credit or bank guarantees. As of September 15, 1996, an aggregate of approximately $11,906,758 was outstanding under the Film Facilities (not including an additional approximately $7,397,350 in face amount of letters of credit and bank guarantees also outstanding pursuant thereto) and Operating Facility at an average interest rate on the outstanding amounts of approximately 8.4375% per annum. As of September 15, 1996, $1,000,000 in face amount of letters of credit had also been issued under the Local Facility to secure a line of credit that Overseas Filmgroup has received from City National Bank (under which $410,000 was outstanding as of September 15, 1996 bearing interest at 7% per annum. If the letters of credit are drawn upon, Overseas Filmgroup must repay the amounts advanced by the banks upon demand.

   Amounts outstanding under the Operating Facility must be repaid on the date that the commitment to lend under the Syndication Agreement expires. Coutts, Berliner and Overseas Filmgroup have agreed to an amended and restated Syndication Agreement (the "Amended Syndication Agreement"), to become effective upon consummation of the Merger, provided certain conditions are satisfied. Effectiveness of the Amended Syndication Agreement is a condition to the Merger. The commitment to lend under the Amended Syndication Agreement will expire on May 9, 1997, the date of the next annual review. The


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Amended Syndication Agreement, which will be secured by substantially all of the assets of the Surviving Corporation and its subsidiaries, increases the amounts available under the Operating Facility to $5,000,000 and, assuming that EMAC has actual cash balances on the Effective Time of the Merger of $11,000,000 or more, increases the amounts available under the Film Facilities to $21,000,000. In the event that EMAC does not have such cash balances, the increase in Film Facilities will be reduced by the difference between $11,000,000 and the actual cash balances of EMAC on such date (subject to a maximum reduction of $2,200,000). The Amended Syndication Agreement contains a number of covenants and other requirements, including requirements that the Surviving Corporation maintain a certain consolidated net worth and that 30% of the amount outstanding under the Film Facilities (including issued but unexercised letters of credit) be collateralized by cash or receivables acceptable to the banks; requirements that may substantially restrict the payment of dividends by the Surviving Corporation. The Amended Syndication Agreement also, among other things, restricts the creation or incurrence of indebtedness and the issuance of additional securities and requires that the aggregate key man life insurance on Ms. Little, Mr. Little and Mr. Lischak be increased to $6,750,000. Events of Default under the Amended Syndication Agreement include, among other things, a change of control of the Surviving Corporation, the failure, in certain circumstances, of Ellen Dinerman Little or Robert B. Little to serve as a director or be employed in the capacity set out in their respective employment agreement, the failure of them, together with their director nominees, to constitute a majority of the Board of Directors of the Surviving Corporation, or a decrease in their ownership below certain levels.

   Two majority owned production subsidiaries of Overseas Filmgroup, which will be wholly owned by the Surviving Corporation upon consummation of the Merger, have outstanding loans from a local lender. Such loans, which each bear interest at an annual rate of 1% over LIBOR and mature in the fourth quarter of 1996, are secured by letters of credit issued pursuant to the Film Facilities. At September 15, 1996, an aggregate of approximately $6,076,127 was outstanding under such loans at an average interest rate on the amounts outstanding of approximately 6.5% per annum.

   In July 1996, Overseas Filmgroup borrowed $3,500,000 from Coutts (the "July Loan"). Such loan, which matures on December 31, 1996, bears interest at 6(9)/16% per annum, subject to adjustment at September 30, 1996, and is secured by the personal guarantees of the existing stockholders of Overseas Filmgroup and $3,500,000 in funds on deposit with Coutts provided by such stockholders. Proceeds of the loan were used to make a distribution to the stockholders of Overseas Filmgroup in July 1996. At September 15, 1996, the entire principal amount of the July Loan as well as approximately $46,000 in accrued interest remained outstanding. The existing stockholders of Overseas Filmgroup are not obligated to provide any funds to Overseas Filmgroup or to guarantee or secure the Credit Facility or any borrowings of Overseas Filmgroup in the future.

   As of August 31, 1996, Overseas had cash and cash equivalents of $78,360. Additionally, Overseas Filmgroup had restricted cash of $213,037 held by Overseas Filmgroup's primary lender, Coutts & Co., to be applied against future debt, supported by issued letters of credit, related to certain motion picture acquisitions.

   Overseas Filmgroup believes that its existing capital, funds from operations, borrowings under the Credit Facility, and other available sources of capital will be sufficient to enable Overseas Filmgroup to fund its planned acquisition, distribution and overhead expenditures for the next 12 months. If the Merger is consummated, management of Overseas Filmgroup anticipates that a portion of the funds currently held by the Surviving Corporation will, after payment of the cash portion of the Merger Consideration to the stockholders of Overseas Filmgroup, satisfaction of any redemption and appraisal rights obligations to the stockholders of EMAC, and payment of expenses relating to the Merger, be used to repay the July Loan, reimburse the Overseas Stockholders for certain of their 1996 federal income taxes pursuant to the Tax Reimbursement Agreement, and possibly reduce debt under the Credit Facility. In the event that the commitment to lend under the Credit Facility, as amended in connection with the Merger, is not renewed by Coutts and Berliner upon its expiration in May 1997, management of Overseas Filmgroup anticipates that the Surviving Corporation will seek to refinance the Credit Facility by obtaining a replacement facility from another lender or group of lenders, although no assurances can be given that a replacement facility will be entered into or that a replacement facility (or a renewal of the amended Credit Facility) will be entered into on terms or in amounts similar to the amended Credit Facility.


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INFLATION


   Management of Overseas Filmgroup believes that neither Overseas Filmgroup's operating revenues nor costs materially increased in the last fiscal year due to general economic inflation or general price changes. In particular, management believes that no material increases in revenue were attributable to increases in ticket prices for admission to motion picture theaters. As indicated under "RISK FACTORS," costs associated with the production (such as the salaries of recognizable cast) and distribution (such as print and advertising costs) of motion pictures have increased in recent years. Such cost increases may affect results of operations of Overseas Filmgroup (or the Surviving Corporation) in the future.


CERTAIN TAX RELATED MATTERS


   Since 1989, Overseas Filmgroup has been treated for federal income tax purposes as an S corporation. As a result, Overseas Filmgroup's taxable income from such date through the day preceding the date of termination of Overseas Filmgroup's S corporation status has been or will be taxed for federal purposes directly to Overseas Filmgroup's stockholders, rather than to Overseas Filmgroup. Pursuant to the Tax Reimbursement Agreement to be entered into among the Surviving Corporation, Ellen Dinerman Little, Robert B. Little and William
F. Lischak upon consummation of the Merger, the Surviving Corporation will reimburse the stockholders of Overseas Filmgroup for up to $400,000 of federal income taxes payable for the short 1996 S corporation taxable year ending at the time of termination of Overseas Filmgroup's S corporation status (which will occur on or shortly prior to consummation of the Merger). As a result of the termination of Overseas Filmgroup's S corporation status, the Surviving Corporation will experience a one-time, non-recurring accounting charge to income for deferred income taxes resulting from such termination. Had the termination occurred on June 30, 1996, the one-time, non-recurring charge to income would have been approximately $2,400,000, however, the actual charge may be greater depending upon the actual date of the Merger and Overseas Filmgroup's results of operations and financial information on such date.


   Overseas Filmgroup has been subject to California state corporate income tax. In addition, certain foreign jurisdictions require tax withholding on revenues to be paid to Overseas Filmgroup by foreign sub-distributors in such territories. Overseas Filmgroup's effective tax rate has fluctuated from period to period depending upon the relative proportion of sales to foreign territories that require tax withholding compared to sales to those which do not. The Surviving Corporation will be subject to federal and state corporate income tax following consummation of the Merger, as well as applicable foreign tax withholding.


   The corporate income tax returns of Overseas Filmgroup for its 1992 and 1993 fiscal years are currently under audit by the Internal Revenue Service ("IRS") and returns for the 1994 fiscal year and 1995 fiscal year (which is currently on extension for filing) remain open to audit. In the absence of the Tax Reimbursement Agreement, the stockholders of Overseas Filmgroup during such periods, and not Overseas Filmgroup (or the Surviving Corporation) would be responsible for any tax liability assessed as a result of any federal income tax audits of pre-Merger periods because of the S corporation election in effect for such periods. The Tax Reimbursement Agreement provides that the Surviving Corporation will indemnify the existing stockholders of Overseas for any federal income tax liabilities (including penalties and interest) of any of them arising from any adjustments to the income, deductions or credits of Overseas Filmgroup for periods prior to the Merger, together with any federal and state income tax arising from the indemnity payments. The Surviving Corporation's reimbursement obligations are limited to $150,000, except with respect to adjustments to Overseas Filmgroup's income, deductions or credits that are reasonably expected to result in decreases to the Surviving Corporation's income or increases in its deductions or credits after the Merger. In addition, such limitation shall not apply to the Surviving Corporation's obligation to reimburse the existing stockholders of Overseas Filmgroup for up to $400,000 of federal income taxes payable for the short 1996 S corporation taxable year ending at the time of the Merger.

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              UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                        OF EMAC AND OVERSEAS FILMGROUP


   The following unaudited pro forma combined financial statements are based upon the financial statements of Overseas Filmgroup and EMAC, combined and adjusted to give effect to the Merger. The Merger Agreement provides that all of the outstanding shares of Overseas Common Stock will be converted into shares of EMAC Common Stock plus additional consideration, consisting of cash and a secured promissory note. The unaudited pro forma financial statements reflect a recapitalization of Overseas Filmgroup, with the issuance of shares by Overseas Filmgroup for the net assets of EMAC, consisting primarily of cash. These pro forma combined financial statements conform to Overseas Filmgroup's fiscal year since the operations of the Surviving Corporation will primarily be those of Overseas Filmgroup. This presentation is considered a more accurate reflection of results and would not be materially different if EMAC's fiscal year of November 30 were the basis of presentation. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma financial statements.


   The unaudited pro forma combined statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1995 give effect to the Merger as if it had occurred on January 1, 1995. The unaudited pro forma combined statement of income for the six-month period ended June 30, 1996 was prepared based on the unaudited statement of income of Overseas Filmgroup for the six months ended June 30, 1996 and of EMAC for the six months ended May 31, 1996. The unaudited pro forma statement of income for the year ended December 31, 1995 was prepared based on the statement of income of Overseas Filmgroup for the year ended December 31, 1995 and of EMAC for the year ended November 30, 1995.

   The unaudited pro forma combined balance sheet at June 30, 1996 gives effect to the Merger as if it had occurred on such date and was prepared based on the unaudited balance sheets of Overseas Filmgroup as of June 30, 1996 and of EMAC as of May 31, 1996.


   The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations or financial position of the Surviving Corporation that would have occurred had the Merger occurred at the beginning of each period presented or on the date indicated, nor are they necessarily indicative of future operating results or financial position. They should be read in conjunction with the Overseas Filmgroup and EMAC audited financial statements and unaudited interim financial statements, including notes thereto, which are included in this Proxy Statement.

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                             AS OF JUNE 30, 1996


                                                                                  PRO FORMA ASSUMING NO
                                                        HISTORICAL                    REDEMPTION (A)
                                                -------------------------     ----------------------------
ASSETS                                            OVERSEAS        EMAC          ADJUSTMENTS      COMBINED
                                                -----------  ------------     --------------  ------------
Cash and cash equivalents .....................  $   304,916  $    239,687 F    $    (239,687) $    304,916 F-1
U.S. government security deposited in Trust
 Fund and accrued interest thereon ............                10,930,166  B      (5,000,000)               B
                                                                                                            D-1
                                                                           H        (506,333)               H
                                                                           B        (265,000)               B
                                                                           F      (5,158,833)               F-1
Accounts receivable ...........................   11,014,923                                    11,014,923
Film costs, net of accumulated amortization  ..   27,327,904                                    27,327,904
Fixed assets, net of accumulated depreciation        422,880                                       422,880
Other assets ..................................      565,262      303,054  H        (566,000)      302,316  H
                                                -----------  ------------     --------------  ------------
                                                 $39,635,885  $ 11,472,907      $ (11,735,853) $ 39,372,939
                                                ===========  ============     ==============  ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses  ........  $ 2,261,980  $    222,861 H    $    (272,333) $  2,212,508 H
Payable to producers ..........................    5,707,044                                     5,707,044
Notes payable, banks ..........................   17,013,163               F      (5,398,520)   11,614,643  F-1
Deferred income taxes .........................      130,000               G       2,400,000     2,530,000  G
Deferred revenue ..............................    1,879,700                                     1,879,700
Notes payable, shareholders ...................                            C       2,000,000     2,000,000  C
                                                -----------  ------------     --------------  ------------
 TOTAL LIABILITIES ............................   26,991,887      222,861         (1,270,853)   25,943,895
                                                -----------  ------------     --------------  ------------
Common stock subject to possible
 conversion, 419,999 shares ...................                 2,184,940  D      (2,184,940)               D-1
STOCKHOLDERS' EQUITY:
Common stock ..................................          500        2,180  E           3,178         5,778  E
                                                                           D             420                D
                                                                           E            (500)               E
Additional paid-in capital ....................      170,000    9,047,741  B      (1,500,000)               B
                                                                           C      (2,000,000)               C
                                                                           D       2,184,520
                                                                           E          (3,178)               E
                                                                           E             500                E
                                                                           E          15,185                E
                                                                           E       4,948,182                E
                                                                           H        (800,000)   12,062,950  H
Retained earnings .............................   12,473,498       15,185  B      (3,500,000)               B
                                                                           E         (15,185)               E
                                                                           E      (4,948,182)               E
                                                                           B        (265,000)               B
                                                                           G      (2,400,000)    1,360,316  G
                                                -----------  ------------     --------------  ------------
 TOTAL STOCKHOLDER EQUITY .....................   12,643,998    9,065,106         (8,280,060)   13,429,044
                                                -----------  ------------     --------------  ------------
                                                 $39,635,885  $ 11,472,907      $ (11,735,853) $ 39,372,939
                                                ===========  ============     ==============  ============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                                          PRO FORMA
                                                 ASSUMING MAXIMUM REDEMPTION
                                                             (A)
                                                ---------------------------
ASSETS                                            ADJUSTMENTS     COMBINED
                                                --------------  -----------
Cash and cash equivalents .....................   $    (239,687) $    304,916
U.S. government security deposited in Trust
 Fund and accrued interest thereon ............     (5,000,000)
                                                    (2,184,940)
                                                      (506,333)
                                                      (265,000)
                                                    (2,973,893)
Accounts receivable ...........................                   11,014,923
Film costs, net of accumulated amortization  ..                   27,327,904
Fixed assets, net of accumulated depreciation                        422,880
Other assets ..................................       (566,000)      302,316
                                                --------------  -----------
                                                  $ (11,735,853) $39,372,939
                                                ==============  ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses  ........   $    (272,333) $  2,212,508
Payable to producers ..........................                    5,707,044
Notes payable, banks ..........................     (3,213,580)   13,799,583
Deferred income taxes .........................      2,400,000     2,530,000
Deferred revenue ..............................                    1,879,700
Notes payable, shareholders ...................      2,000,000     2,000,000
                                                --------------  -----------
 TOTAL LIABILITIES ............................        914,087   $28,128,835
                                                --------------  -----------
Common stock subject to possible
 conversion, 419,999 shares ...................     (2,184,940)
STOCKHOLDERS' EQUITY:
Common stock ..................................          3,178         5,358

                                                          (500)
Additional paid-in capital ....................     (1,500,000)
                                                    (2,000,000)

                                                        (3,178)
                                                           500
                                                        15,185
                                                     4,948,182
                                                      (800,000)    9,878,430
Retained earnings .............................     (3,500,000)
                                                       (15,185)
                                                    (4,948,182)
                                                      (265,000)
                                                    (2,400,000)    1,360,316
                                                --------------  -----------
 TOTAL STOCKHOLDER EQUITY .....................    (10,465,000)   11,244,104
                                                --------------  -----------
                                                                 $
                                                  $ (11,735,853)  39,372,939
                                                ==============  ===========

NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET


   A. The unaudited pro forma combined balance sheet is presented, in the first instance, assuming that no EMAC Stockholder exercises redemption rights (see "THE MERGER --Redemption Rights and Appraisal Rights") and, in the second instance, assuming that holders of 419,999 shares of EMAC Common Stock exercise redemption rights (representing the maximum number of shares with respect to which redemption can be effected pursuant to the EMAC Certificate of Incorporation). Pursuant to the EMAC Certificate of Incorporation, EMAC may not consummate a Business Combination if holders with respect to 20% or more in interest of the EMAC Common Stock vote against the Business Combination and request redemption of such shares. The unaudited pro forma combined condensed Balance Sheet is presented in both instances assuming no EMAC Stockholder exercises appraisal rights under Delaware law.


   There were 100 shares of Overseas Common Stock outstanding as of June 30, 1996. On a pro forma basis after the Merger, assuming no redemption of shares of EMAC Common Stock, 5,777,778 shares of EMAC Common Stock will be outstanding, which assumes 2,600,000 of previously outstanding shares and 3,177,778 shares issued in exchange for outstanding shares of Overseas Common Stock. Where the maximum redemption of 419,999 shares of EMAC Common Stock as permitted by the EMAC Certificate of Incorporation is assumed, 5,357,779 shares of EMAC Common Stock would be outstanding as of June 30, 1996, on a pro forma basis.


   Because the market price of EMAC Common Stock is subject to fluctuation, the market value of the shares of EMAC Common Stock that Overseas Stockholders will receive in the Merger may increase or decrease prior to the Merger. In the event that the average of the mean between the closing bid and asked prices for shares of EMAC Common Stock for the three trading days prior to the Closing Date is less than $5.20 per share of EMAC Common Stock, then in addition to the Merger Consideration per share of Overseas Common Stock, each Overseas Stockholder shall be entitled to receive an amount of cash equal to the difference between $5.20 and the Average Price, multiplied by the 3,177,778 Merger Shares, and such amount shall be deemed included as part of the Merger Consideration. Payment of significant additional Merger Consideration is not anticipated if the market price of EMAC Common Stock remains at or near its current level ($5.19 on September 17, 1996).

   B. Represents the release of restricted cash from the Trust Fund as a result of the Merger, which is then used to pay Merger Consideration ($1,500,000), to repay debt used to fund distributions made to Overseas Stockholders ($3,500,000) and to reimburse the Overseas Stockholders for certain federal income taxes ($265,000).

   C. Represents issuance of the Merger Note as Merger Consideration paid to the Overseas Stockholders.

   D. Represents the reclassification of EMAC Common Stock subject to possible redemption on the basis of unaudited pro forma combined balance sheet assumption that no EMAC stockholders will exercise their redemption rights.

   D-1. Represents the release of restricted cash from the Trust Fund to pay shareholders of EMAC assumed to have exercised their redemption rights.

   E. Represents the recapitalization of stockholders' equity based upon the issuance of EMAC Common Stock in exchange for Overseas Common Stock. This includes a reclassification of remaining S corporation retained earnings to additional paid-in capital. The amount which is not reclassified represents Overseas Filmgroup's C corporation retained earnings prior to January 1, 1989, the effective date of Overseas Filmgroup's initial S corporation election.

   F. Represents the release of restricted cash from the Trust Fund as a result of the Merger and other EMAC cash used to repay debt of Overseas Filmgroup concurrent with the Merger.

   F-1. Represents the release of restricted cash from the Trust Fund as a result of the Merger and other EMAC cash used to repay debt of Overseas Filmgroup concurrent with the Merger in the instance where the EMAC Stockholders have exercised their redemption rights for the maximum number of shares of EMAC Common Stock.

   G. Represents the recognition of a deferred federal income tax liability and the related earnings impact on Overseas Filmgroup upon termination of S corporation status and conversion to C Corporation status for federal income tax purposes upon consummation of the Merger.

   H. Represents the impact of total estimated expenses of $800,000 by EMAC and Overseas Filmgroup in connection with the Merger.

               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1995

                                                                          PRO FORMA ASSUMING NO
                                              HISTORICAL                      REDEMPTION (A)
                                     --------------------------       ----------------------------
                                        OVERSEAS        EMAC            ADJUSTMENTS     COMBINED
                                     -------------  -----------       -------------  -------------
Revenues ...........................   $21,672,510                                     $21,672,510

Expenses:
 Film costs ........................    16,320,694               F       $ (96,000)     16,224,694
 Selling, general and
  administrative expenses ..........     2,721,745   $  284,069  B         350,000       3,310,147  B
                                                                 C         (45,667)                 C
                                     -------------  -----------       -------------  -------------
 Total expenses ....................    19,042,439      284,069            208,333      19,534,841
                                     -------------  -----------       -------------  -------------
 Income (loss) from operations  ....     2,630,071     (284,069)          (208,333)      2,137,669
                                     -------------  -----------       -------------  -------------
 Other income (expense) ............       263,995      475,084  D        (475,084)                 D
                                                                 E         150,450         414,445  E
                                     -------------  -----------       -------------  -------------
 Income before income taxes  .......     2,894,066      191,015           (532,967)      2,552,114
 Provision for income taxes  .......       432,905       59,000  G         442,095         934,000  G
                                     -------------  -----------       -------------  -------------
 Net income ........................   $ 2,461,161   $  132,015          $(975,062)    $ 1,618,114
                                     =============  ===========       =============  =============

 Earnings per share ................                 $     0.06                        $      0.28
                                                    ===========                      =============

 Weighted average number of common
  shares and common share
  equivalents outstanding ..........                  2,093,699                  H       5,777,778
                                                    ===========                      =============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                PRO FORMA
                                       ASSUMING MAXIMUM REDEMPTION
                                                   (A)
                                     -----------------------------
                                       ADJUSTMENTS      COMBINED
                                     --------------  -------------
Revenues ...........................                   $21,672,510

Expenses:
 Film costs ........................                    16,320,694
 Selling, general and
  administrative expenses ..........   $   350,000       3,310,147
                                           (45,667)
                                     --------------  -------------
 Total expenses ....................       304,333      19,630,841
                                     --------------  -------------
 Income (loss) from operations  ....      (304,333)      2,041,669
                                     --------------  -------------
 Other income (expense) ............      (475,084)
                                            11,450         275,445
                                     --------------  -------------
 Income before income taxes  .......      (767,967)      2,317,114
 Provision for income taxes  .......       359,095         851,000
                                     --------------  -------------
 Net income ........................   $(1,127,062)    $ 1,466,114
                                     ==============  =============

 Earnings per share ................                   $      0.27
                                     ==============  =============

 Weighted average number of common
  shares and common share
  equivalents outstanding ..........             I       5,357,779
                                     ==============  =============

               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                        SIX MONTHS ENDED JUNE 30, 1996

                                                                       PRO FORMA ASSUMING NO REDEMPTION
                                              HISTORICAL                              (A)
                                     --------------------------       ---------------------------------
                                        OVERSEAS        EMAC            ADJUSTMENTS          COMBINED
                                     -------------  -----------       -------------       -------------
Revenues ...........................   $15,751,970                                          $15,751,970
Expenses:
 Film costs ........................    12,506,663               F       $ (48,000)          12,458,663
 Selling, general and
  administrative expenses ..........     1,662,152   $  160,535  B         175,000            1,967,687  B
                                                                 C         (30,000)                      C
                                     -------------  -----------       -------------       -------------
 Total expenses ....................    14,168,815      160,535             97,000           14,426,350
                                     -------------  -----------       -------------       -------------
 Income (loss) from operations  ....     1,583,155     (160,535)           (97,000)           1,325,620
                                     -------------  -----------       -------------       -------------
 Other income (expense) ............        79,907      284,981  D        (284,981)                      D
                                                                 E          80,406              160,313  E
                                     -------------  -----------       -------------       -------------
 Income before income taxes  .......     1,663,062      124,446           (301,575)           1,485,933
 Provision for income taxes  .......       122,638       50,700  G         368,662              542,000  G
                                     -------------  -----------       -------------       -------------
 Net income ........................   $ 1,540,424   $   73,746          $(670,237)         $   943,933
                                     =============  ===========       =============       =============

 Primary earnings per share  .......                 $     0.03                             $      0.16
                                                    ===========                           =============
 Fully diluted earnings per share  .                                                 J             0.14
                                                                                          =============
 Weighted average number of common
  shares and common share
  equivalents outstanding (primary)                   2,600,000                      H        5,777,778
                                                    ===========                           =============
 Weighted average number of common
  shares and common share
  equivalents outstanding (fully
  diluted) .........................                                                 J       10,247,222
                                                                                          =============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                  PRO FORMA
                                       ASSUMING MAXIMUM REDEMPTION (A)
                                     ---------------------------------
                                       ADJUSTMENTS          COMBINED
                                     -------------       -------------
Revenues ...........................                       $15,751,970
Expenses:
 Film costs ........................                        12,506,663
 Selling, general and
  administrative expenses ..........    $ 175,000            1,967,687
                                          (30,000)
                                     -------------       -------------
 Total expenses ....................      145,000           14,474,350
                                     -------------       -------------
 Income (loss) from operations  ....     (145,000)           1,277,620
                                     -------------       -------------
 Other income (expense) ............     (284,981)
                                           80,406              160,313
                                     -------------       -------------
 Income before income taxes  .......     (349,575)           1,437,933
 Provision for income taxes  .......      350,662              524,000
                                     -------------       -------------
 Net income ........................    $(700,237)         $   913,933
                                     =============       =============

 Primary earnings per share  .......                       $      0.17
                                                         =============
 Fully diluted earnings per share  .                J             0.14
                                                         =============
 Weighted average number of common
  shares and common share
  equivalents outstanding (primary)                 I        5,357,779
                                                         =============
 Weighted average number of common
  shares and common share
  equivalents outstanding (fully
  diluted) .........................                J        9,911,223
                                                         =============

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME


   A. The unaudited pro forma combined Statement of Income is presented, in the first instance, assuming that no EMAC Stockholder exercises redemption rights (see "The Merger --Redemption Rights and Appraisal Rights") and, in the second instance, assuming that holders of 419,999 shares of EMAC Common Stock exercise redemption rights (representing the maximum number of shares with respect to which redemption can be effected pursuant to the EMAC Certificate of Incorporation). Pursuant to the EMAC Certificate of Incorporation, EMAC may not consummate a Business Combination if holders with respect to 20% or more in interest of the EMAC Common Stock vote against the Business Combination and request redemption of such shares. The unaudited pro forma combined Statement of Income is presented in both instances assuming no EMAC Stockholder exercises appraisal rights under Delaware law.


   Upon consummation of the Merger, four companies which are owned in whole (or 99%) by Ellen Dinerman Little and Robert B. Little (the principal shareholders of Overseas Filmgroup) will be transferred to Overseas Filmgroup for nominal consideration. These companies, which will become wholly owned subsidiaries of the Surviving Corporation, do not have significant assets, liabilities or operations. See "CERTAIN TRANSACTIONS RELATING TO OVERSEAS FILMGROUP."


   B. For the year ended December 31, 1995, and six months ended June 30, 1996, represents the increased salaries to be paid to certain officers and senior management pursuant to the Employment Agreements and otherwise.

   C. For the year ended December 31, 1995, and six months ended June 30, 1996, represents the elimination of EMAC fees and occupancy costs payable to Bannon & Co. which will terminate on the date of the Merger.

   D. For the year ended December 31, 1995, and six months ended June 30, 1996, represents the elimination of interest income on EMAC's investment in a U.S. government security deposited in the Trust Fund, and other interest income on EMAC's short term investments which will be liquidated upon consummation of the Merger to pay the cash portion of the Merger Consideration and repay debt of Overseas Filmgroup.

   E. For the year ended December 31, 1995, and six months ended June 30, 1996, represents (i) the elimination of $317,000 and $167,393, respectively, of interest expense on debt assumed repaid with funds available upon consummation of the Merger, assuming no redemption, and $178,000 and $167,393, respectively, assuming maximum redemption, and, (ii) interest expense of $166,550 and $86,987, respectively, paid on the Merger Note.

   F. For the year ended December 31, 1995, and six months ended June 30, 1996, represents the reduction of film cost expense resulting from the reduction of capitalized interest relating to debt on film acquisitions.

   G. For the year ended December 31, 1995, and six months ended June 30, 1996, represents the income tax provision at an effective rate of approximately 36.4% on the pro forma combined income before taxes.

   H. This weighted average number of common shares and common share equivalents is based upon 2,600,000 shares of EMAC Common Stock currently outstanding and the issuance of 3,177,778 shares as part of the Merger Consideration.

   I. This weighted average number of common shares and common share equivalents is based upon 2,600,000 shares of EMAC Common Stock currently outstanding, the issuance of 3,177,778 shares as part of the Merger Consideration and, in the second instance only, the redemption of 419,999 shares upon consummation of the Merger.

   J. Fully diluted earnings per share gives effect to dilutive warrants and options that will be outstanding upon consummation of the Merger. The dilutive effect is based on the June 30, 1996 market price of EMAC Common Stock. Using the treasury stock method, 4,469,444 and 4,553,444 net new shares are added to total common shares outstanding in the first and second instance, respectively. Net income using the treasury stock method is increased by $490,000 and $465,000 in the first and second instance, respectively.

              ELECTION OF DIRECTORS OF THE SURVIVING CORPORATION

   Pursuant to the Merger Agreement, Ellen Dinerman Little, Robert B. Little, William F. Lischak and Alessandro Fracassi have been designated by Ms. Little and Mr. Little, and Messrs. Bannon, Vorse and Rochlis have been designated by the EMAC Board as candidates for election to the Board of Directors of the Surviving Corporation to serve commencing at the Effective Time. Robert B. Little and Stephen K. Bannon will serve as Class I directors until the 1997 annual meeting of stockholders or until their respective successors have been elected and qualified. Ellen Dinerman Little and Scot K. Vorse will serve as Class II directors until the 1998 annual meeting of stockholders or until their respective successors have been elected and qualified. William F. Lischak, Jeffrey A. Rochlis and Alessandro Fracassi will serve as Class III directors until the 1999 annual meeting of Stockholders or until their respective successors have been elected and qualified. If the Merger Agreement is not approved and the Merger is not consummated, the current directors of EMAC will continue as the EMAC Board.

   Unless otherwise specified in the form of proxy, the proxies solicited by the management of EMAC will be voted "FOR" the election of the candidates listed below. In case any of these nominees become unavailable for election to the Board of Directors, an event that is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment (although the election of the following directors is a condition to both EMAC's and Overseas Filmgroup's obligations to consummate the Merger). The election of directors requires a plurality of those shares voted at the meeting with respect to the election of directors.


 NAME                     AGE        DIRECTOR SINCE       CURRENT POSITION
- ----------------------  -----  -------------------------  --------------------------------------
Ellen Dinerman Little     54   1984 (Overseas Filmgroup)  President, Director and Secretary of
                                                            Overseas Filmgroup

Robert B. Little ......   51   1987 (Overseas Filmgroup)  Chairman of the Board and Chief
                                                            Executive Officer of Overseas
                                                            Filmgroup

William F. Lischak  ...   39               --             Chief Operating Officer and Chief
                                                            Financial Officer of Overseas
                                                            Filmgroup

Stephen K. Bannon  ....   42   1993 (EMAC)                Chairman of the Board of EMAC

Scot K. Vorse .........   36   1995 (EMAC)                Vice President --Finance, Treasurer,
                                                            Secretary and Director of EMAC

Jeffrey A. Rochlis  ...   50   1993 (EMAC)                President, Chief Executive Officer and
                                                            Director of EMAC

Alessandro Fracassi  ..   45               --             President of Racing Pictures s.r.l.



   At the Closing, EMAC, Ellen Dinerman Little, Robert B. Little and William F. Lischak, and the Initial Stockholders will enter into the Stockholders' Voting Agreement whereby they will agree to use their best efforts to cause the Board of Directors of the Surviving Corporation to consist of seven members, including four individuals designated by Ms. Little and Mr. Little and three individuals designated by the EMAC Board. The Stockholders' Voting Agreement will terminate eight and one-half years from the Effective Time or sooner if the employment of Ms. Little, Mr. Little and William F. Lischak is terminated. In addition, if Ms. Little and Mr. Little, or the Initial Stockholders as a group, falls below certain stock ownership thresholds, such stockholders' right to designate directors, but not their obligation to vote for the designees of the other group, will terminate.

   ELLEN DINERMAN LITTLE co-founded the predecessor of Overseas Filmgroup in February 1980 and served as its President and Director, as well as the President and a Director of Overseas Filmgroup since its incorporation in January 1984. Ms. Little is a founding member of The Archive Council, an industry support group for the University of California at Los Angeles (UCLA) Archive Film Preservation Program, serves on the Board of Directors of the Antonio David Blanco Scholarship Fund, an endowment fund that annually benefits deserving students in the UCLA Department of Film and Television, and has been an active participant in the American Film Marketing Association, having served on various of its committees. Ms. Little is Executive Producer of Richard III, which was nominated for two Academy Awards.

   ROBERT B. LITTLE co-founded the predecessor of Overseas Filmgroup in February 1980 and has served as Chairman of the Board of Overseas Filmgroup since February 1987 and its Chief Executive Officer since February 1990. Mr. Little was a founding member of the American Film Marketing Association, the organization which established the American Film Market, and served multiple terms on its Board of Directors. In 1993, Mr. Little served on the City of Los Angeles Entertainment Industry Task Force, a task force composed of industry leaders focused on maintaining and enhancing Los Angeles's reputation as the entertainment capital of the world. Mr. Little is also a founding member of The Archive Council and a member of the Board of Directors of the Antonio David Blanco Scholarship Fund.

   WILLIAM F. LISCHAK has served as Overseas Filmgroup's Chief Operating Officer since September 1990 and its Chief Financial Officer since September 1988. Mr. Lischak, a certified public accountant, previously had worked in public accounting, including from 1982 to 1988 with the accounting firm of Laventhol & Horwath. Mr. Lischak has taught courses in the extension program at UCLA in accounting, finance and taxation for motion pictures and television.

   ALESSANDRO FRACASSI, a designee of Ms. Little and Mr. Little to be a director of the Surviving Corporation, founded Racing Pictures s.r.l. (an Italian motion picture production and distribution company) in 1976 and has served as its President since such date. Mr. Fracassi has extensive experience in the field of Pan-European motion picture and television production. He has served as a Vice President of the Italian Producers Association, an Italian entertainment industry trade group. Additionally, Mr. Fracassi and his family are active investors in various privately held businesses in Italy.

   STEPHEN K. BANNON has been Chairman of the Board of EMAC since its inception. Since June 1991 Mr. Bannon has been the Chief Executive Officer of Bannon & Co., an investment banking firm that specializes in the entertainment, media and communications industries. As part of an investment banking assignment, from April 1, 1994 to December 31, 1995, Mr. Bannon served as acting Chief Executive Officer of SBV, a division of Decisions Investment Corp., which operates the Biosphere 2 project near Oracle, Arizona. Bannon & Co. is a registered broker-dealer under the Exchange Act, and Mr. Bannon is a registered principal with the NASD. Bannon & Co. succeeded to the business of Talbott, Bannon & Co., of which Mr. Bannon was a general partner from January 1990 to June 1991. From 1985 to 1990, Mr. Bannon was employed in various capacities by Goldman, Sachs & Co., most recently as Vice President, Investment Banking, where his responsibilities included advising clients on mergers and acquisitions and corporate finance in the Entertainment/Media Industry.

   SCOT K. VORSE has been Vice President --Finance, Treasurer, Secretary and a Director of EMAC since January 1995. Since June 1991, Mr. Vorse has been an Executive Vice President and the Chief Financial Officer of Bannon & Co. Mr. Vorse is a registered principal with the NASD. From 1985 to May 1991, Mr. Vorse was employed in various capacities by Goldman, Sachs & Co., most recently as Vice President -- Corporate Finance, where his responsibilities included advising clients on mergers and acquisitions and private and public financings.

   JEFFREY A. ROCHLIS has been President, Chief Executive Officer and a Director of EMAC since its inception. Mr. Rochlis is the founding principal of Rochlis & Associates, a firm established in 1989 which specializes in new product/business development in the Entertainment/Media Industry. From 1987 through 1989, Mr. Rochlis served as the Executive Vice President of Walt Disney Imagineering, responsible for the development of new Disney theme parks and attractions around the world. From 1985 through 1987, he served as Executive Vice President of The Walt Disney Studios, responsible for finance,

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administration, operations and new business development for Walt Disney,
Touchstone and Buena Vista motion picture, television and home video divisions worldwide. From 1983 through 1985, Mr. Rochlis was the President and Chief Operating Officer of the video game company, Sega Enterprises, Inc. Mr. Rochlis served as a Director of Paramount Pictures Corporation from 1983 through 1985.


   The proposed amendments to the EMAC Certificate of Incorporation provide for staggered terms for members of the board of directors of the Surviving Corporation. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected (except that certain of the directors elected at the EMAC Meeting will serve initial terms of less than three years). This and other provisions may have the effect of delaying, detaining or preventing a change of control of the Surviving Corporation, may discourage bids for the Surviving Corporation's common stock at a premium over market price, and may adversely affect the market price of the Surviving Corporation's common stock.


COMPENSATION OF DIRECTORS


   Directors currently do not receive any compensation from EMAC for their service as members of the EMAC Board. After the Effective Time of the Merger, directors of the Surviving Corporation will not receive any cash compensation from the Surviving Corporation for their service as members of the board of directors of the Surviving Corporation. Each of the directors of the Surviving Corporation who are not full-time employees of the Surviving Corporation will be granted an option to purchase 5,000 shares of EMAC Common Stock at the Effective Time, at an exercise price equal to the fair market value on the date of grant. Such options will vest on the first anniversary of the date of grant and expire on the earlier to occur of the third anniversary of the date on which the director ceases to be a director or the tenth anniversary of the date of grant. In addition, on the date of each annual shareholders meeting, beginning with the 1997 annual meeting, each individual who is to continue to serve as a non-employee member of the Board of Directors of the Surviving Corporation will automatically be granted at that meeting a stock option to purchase 5,000 shares of EMAC Common Stock, provided such individual has served as a non-employee member of the Board of Directors of the Surviving Corporation for at least six months.


BOARD MEETINGS AND COMMITTEES

   During 1995, the EMAC Board met or took other action three times. There are no standing audit, nominating or compensation committees of the EMAC Board. The Board of Directors of EMAC has no compensation policies required to be disclosed as none of its executive officers receives any compensation.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Exchange Act requires the officers, directors and persons who beneficially own more than ten percent of a registered class of equity securities of EMAC ("ten percent stockholders") to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders also are required to furnish EMAC with copies of all
Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, EMAC believes that during the fiscal year ended November 30, 1995, all its officers, directors and ten percent stockholders complied with the
Section 16(a) reporting requirements except that such parties did not timely file their initial Form 3 filings.

         APPROVAL OF AMENDMENTS TO EMAC CERTIFICATE OF INCORPORATION


   Although EMAC believes that the material provisions of the amendments to, and restatement of, the EMAC Certificate of Incorporation are set forth below, reference should be made to the text of such EMAC Certificate of Amendment for the form of amendments, a copy of which is attached to this Proxy Statement as Appendix D and is incorporated herein by reference.


   As amended, Article First would change EMAC's name to "Overseas Filmgroup, Inc."

   Article Fourth would be amended to increase the authorized capital stock to 27,000,000 shares, of which 25,000,000 would be EMAC Common Stock and 2,000,000 would be series preferred stock, which may be issued, from time to time, by the Board of Directors of the Surviving Corporation by resolution.

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   Article Fifth, containing a provision specific to EMAC's incorporation, would be deleted and replaced with a new Article Fifth which would specify various provisions relating to the board of directors of the Surviving Corporation. As proposed, the Board of Directors of the Surviving Corporation would be divided into three classes and each director would serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected (and until such director's successor was elected and qualified). In order to establish the classified board of directors, certain of the directors elected at the EMAC Meeting would serve initial terms of less than three years. See "ELECTION OF DIRECTORS OF THE SURVIVING CORPORATION." In addition, the proposals would permit the removal of directors, with or without cause, only by the affirmative vote of the holders of a majority of the combined voting power of all then outstanding shares entitled to vote generally in the election of directors, and would require the affirmative vote of a supermajority (66 2/3%) of such stockholders to alter, amend or repeal Article Fifth.

   Article Sixth, containing provisions particular to the operation of a SPAC(Registered Trademark) prior to the consummation of a Business Combination, would be deleted and replaced with a new Article Sixth, which would specify that meetings of stockholders may be held and the books of the Corporation may be kept outside of Delaware as provided in the Bylaws.

   Article Seventh, containing provisions relating to the Board of Directors, which would be replaced substantially by the new Article Fifth, would be deleted and replaced by a new Article Seventh relating to EMAC's corporate existence.

   The substance of Article Eighth will now be contained in Articles Ninth and Tenth. The new Article Eighth would contain provisions providing that EMAC Stockholders shall have no preemptive rights.


   THE EMAC BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO AND RESTATEMENT OF THE EMAC CERTIFICATE OF INCORPORATION. The affirmative vote of a majority of the outstanding shares of EMAC Common Stock entitled to vote is required to approve the amendments to and restatement of the EMAC Certificate of Incorporation. If the Merger is not consummated, the EMAC Certificate of Incorporation will not be amended and restated notwithstanding stockholder approval of such proposal. Approval of the amendments to and restatement of the EMAC Certificate of Incorporation by the EMAC Stockholders is a condition to the Merger.


                    APPROVAL OF THE MANAGEMENT OPTION PLAN

   The EMAC Stockholders are being asked to approve the Management Option Plan that the EMAC Board has adopted for the Surviving Corporation's two principal executive officers: Ellen Dinerman Little and Robert B. Little. Each of those individuals will be granted two options under the Management Option Plan at the Effective Time of the Merger to purchase a total of 1,100,000 shares of EMAC Common Stock each. Shareholder approval of the Management Option Plan will also constitute shareholder approval of these option grants.


   The following is a summary of the principal features of the Management Option Plan and the options to be granted thereunder. Copies of the Management Option Plan may be obtained upon request to EMAC at 202 North Canon Drive, Beverly Hills, California 90210, Attn: Secretary.

DESCRIPTION OF THE MANAGEMENT OPTION PLAN


   Structure. The Management Option Plan serves as the primary vehicle for providing equity incentives to the Surviving Corporation's two principal executive officers, Ellen Dinerman Little and Robert B. Little, is a condition to consummation of the Merger and is required by their respective Employment Agreements. Ms. Little and Mr. Little are husband and wife and serve as the Co-Chairs of the Board and Co-Chief Executive Officers of the Surviving Corporation; Ms. Little will also serve as the President of the Surviving Corporation. Each of them will be granted two options for a total of 1,100,000 shares each of EMAC Common Stock at the Effective Time of the Merger: one option for 537,500 shares of EMAC Common Stock at an exercise price of $5.00 per share ("Group A"), and one option for 562,500 shares at an exercise price of $8.50 per share ("Group B"). Both the Group A and Group B options will be non-statutory options under the federal tax laws.


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   The Group A options will be immediately exercisable on the Effective Time of the Merger for 100,000 shares of common stock of the Surviving Corporation and will become exercisable for the balance of the option shares in a series of five (5) successive equal annual installments upon the optionee's completion of each year of service with the Surviving Corporation over the five (5)-year period measured from the Effective Time of the Merger. The Group B options will become exercisable in a series of five (5) successive equal annual installments upon the optionee's completion of each year of service with the Surviving Corporation over the five (5)-year period measured from the Effective Time of the Merger.


   Share Reserve. The maximum number of shares of EMAC Common Stock reserved for issuance under the Management Option Plan is 2,200,000, subject to adjustment in the event of certain changes in the Surviving Corporation's capital structure. As a result, all shares initially reserved for issuance will be subject to the options to be issued to Ms. Little and Mr. Little. The shares issuable under the Management Option Plan may be made available either from the Surviving Corporation's authorized but unissued common stock or from common stock reacquired by the Surviving Corporation, including shares purchased in the open market.

   Eligibility. Only Ms. Little and Mr. Little are eligible to participate in the Management Option Plan. The maximum number of shares of EMAC Common Stock for which each such individual may be granted stock options over the term of the Management Option Plan is 1,100,000 shares of EMAC Common Stock, subject to adjustment in the event of certain changes in the Surviving Corporation's capital structure.

   Terms and Conditions of Options. The terms and conditions of the options to be granted to Ellen Dinerman Little and Robert B. Little under the Management Option Plan may be summarized as follows:

     Each option to be granted will have a term of seven (7) years and will accordingly expire on the close of business on the seventh anniversary of the Effective Time. The exercise price may be paid in cash, with shares of EMAC Common Stock or through the cancellation of any indebtedness of the Surviving Corporation owed to the optionee, or a combination of the foregoing. In addition, the option may be exercised through a same-day sale program pursuant to which the shares purchased under the option are sold immediately, with a portion of the sale proceeds delivered to the Surviving Corporation in payment of the option exercise price.

     Upon the optionee's cessation of service, the Group A and Group B options held by that individual will immediately terminate to the extent those options are not at that time exercisable for one or one or more option shares. However, the options will immediately become exercisable for all the option shares in the event the optionee's service is terminated by the Surviving Corporation other than for Cause or by the optionee for Good Reason.

     A termination for Cause will be deemed to occur if the optionee's service is terminated by reason of his or her willful and continued failure substantially to perform his or her material duties in good faith after the optionee has been notified of the deficiencies in his or her performance and given an opportunity to correct those deficiencies. The optionee will be deemed to have terminated employment for Good Reason if such termination occurs by reason of (i) a material breach by the Surviving Corporation of any of its obligations under its employment agreement with the optionee or certain other specified agreements in effect between the Surviving Corporation and the optionee, (ii) an assignment to optionee of duties inconsistent with his or her position with the Surviving Corporation, (iii) a reduction in his or her level of compensation (including salary, bonus and benefits) or (iv) a change in control or ownership of the Surviving Corporation without the optionee's consent or any fundamental change to the business of the Surviving Corporation effected without his or her consent so that the Surviving Corporation is no longer principally involved in the distribution of motion pictures.


     The Group A and Group B options held by the optionee will also be subject to up to two (2) years' acceleration in the event the optionee's service terminates by reason of death or disability.


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 Special Acceleration Event

   The Surviving Corporation may call the Group A Options for redemption, in whole or in part, at a redemption a price of $0.01 per share of EMAC Common Stock subject to the Group A Option (a "Redemption Call"). The Redemption Call may be made: (i) at the time the Surviving Corporation calls for redemption of all the Surviving Corporation's outstanding Redeemable Common Stock Purchase Warrants (the "Warrant Call") or (ii) at any time after the Warrant Call. However, a Redemption Call pursuant to clause (ii) may only be made if the fair market value per share of EMAC Common Stock is at least $8.50 (the "Threshold Market Price," subject to adjustment in the event of certain changes in the Surviving Corporation's capital structure) on each of the twenty (20) consecutive trading days ending on the third business day prior to the date on which notice of such Redemption Call is given. Any Group A Options subject to a Redemption Call, to the extent not otherwise at the time fully exercisable, will accelerate and become exercisable for all the option shares and may be exercised for any or all of those option shares at any time prior to the actual redemption date specified for the Group A Options.

GENERAL PROVISIONS

   Option Assignability and Shareholder Rights. Options are not assignable other than by will or the laws of inheritance following the optionee's death and may be exercised only by the optionee during his or her lifetime. No optionee will have any shareholder rights with respect to the shares of EMAC Common Stock subject to his or her options until those options are exercised and the optionee has become a holder of record of the purchased shares.

   Adjustments for Fundamental Corporate Changes. In the event of any of the following transactions effecting a fundamental change to the Surviving
Corporation:

   o  consolidation with another company

   o  acquisition of the Surviving Corporation by merger or asset sale

   o a capital reorganization or other reclassification of the Surviving Corporation's capital stock in which the holders of the EMAC Common Stock become entitled to receive stock, securities, cash or other property in exchange for such EMAC Common Stock, each option at the time outstanding under the Management Option Plan will continue in effect and will be appropriately adjusted to apply to the number and class of securities which would have been issuable to the optionee upon consummation of such transaction had the option been exercised immediately prior to such transaction. In addition, the exercise price payable per share under the option will be equitably adjusted, provided that the aggregate exercise price payable for the securities subject to that option will remain the same.

   Changes in Capitalization. In the event any change is made to the outstanding shares of EMAC Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Surviving Corporation's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Management Option Plan, (ii) the number and/or class of securities for which any one person may be granted stock options under the Management Option Plan, (iii) the Threshold Market Price for purposes of the Redemption Call and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

 Special Tax Election

   The Committee may, in its discretion, provide the holders of outstanding options under the Management Option Plan with the right to have the Surviving Corporation withhold a portion of the shares of EMAC Common Stock otherwise issuable to such individuals in satisfaction of the income and employment tax liability incurred by them in connection with the exercise of those options. Alternatively, the plan administrator may allow such individuals to deliver existing shares of EMAC Common Stock in satisfaction of such tax liability.

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   Plan Amendment. No amendment to the Management Option Plan or any outstanding option may adversely affect the rights of any optionee without his or her consent. In addition, certain amendments may also require shareholder approval pursuant to applicable laws and regulations.

PROPOSED OPTION GRANTS

   The table below shows, as to each of the anticipated executive officers of the Surviving Corporation and the various indicated groups, the following information with respect to stock options to be granted under the Management Option Plan at the Effective Time of the Merger: (i) the number of shares of EMAC Common Stock subject to these options and (ii) the weighted average exercise price payable per share uder such options.


                                                                           WEIGHTED AVERAGE
                                                             NUMBER OF     EXERCISE PRICE OF
NAME AND ANTICIPATED POSITION WITH SURVIVING CORPORATION   OPTION SHARES    GRANTED OPTIONS
- --------------------------------------------------------  ---------------  -----------------
Ellen Dinerman Little ..................................     1,100,000           $6.79
 Co-Chair, Co-Chief Executive
 Officer and President

Robert B. Little .......................................     1,100,000           $6.79
 Co-Chair and Co-Chief Executive
 Officer

All executive officers of the Surviving Corporation as
 a group (6 persons) ...................................     2,200,000           $6.79

All directors (other than executive officers) of the
 Surviving Corporation as a group ......................         0                 0

All employees, including officers who are not
 executive officers, of the Surviving Corporation as a
 group .................................................         0                 0


NEW PLAN BENEFITS


   The option grants to be made to each of Ms. Little and Mr. Little under the Management Option Plan are subject to shareholder approval of the Management Option Plan at the EMAC Meeting.


FEDERAL INCOME TAX CONSEQUENCES

   The options to be granted under the Management Option Plan are non-statutory options which are not intended to satisfy the requirements for incentive stock options under Section 422 of the Code. Accordingly, the Federal income tax treatment for such non-statutory options may be summarized as follows:

   No taxable income is recognized by the optionee upon the grant of the non-statutory option. However, the optionee will recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   The Surviving Corporation will, subject to the limitation discussed below, be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Surviving Corporation in which such ordinary income is recognized by the optionee.

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DEDUCTIBILITY OF EXECUTIVE COMPENSATION

   The Surviving Corporation anticipates that any compensation deemed paid by it in connection with the exercise of the Group B Options will qualify as performance-based compensation for purposes of Section 162(m) of the Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Surviving Corporation. Accordingly, all compensation deemed paid with respect to those Group B Options will remain deductible by the Surviving Corporation without limitation under Section 162(m) of the Code.

   The Group A Options will not qualify as performance-based grants under
Section 162(m) of the Code. Accordingly, any compensation deemed paid by the Surviving Corporation in connection with the exercise of the Group A Options will have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Surviving Corporation. As a result, the Surviving Corporation may not be allowed an income tax deduction for all or part of the compensation deemed paid in connection with the exercise of those Group A Options.

ACCOUNTING TREATMENT


   Under current accounting principles, neither the grant nor the exercise of the Group B options will result in any charge to the Surviving Corporation's reported earnings, so long as the exercise price ($8.50 per share) is not less than the fair market value of the option shares on the grant date. Based upon the current market price of EMAC Common Stock ($5.19 per share at September 17, 1996) it is not anticipated that the grant of the Group B options will result in a charge to earnings. However, the Surviving Corporation must disclose, in footnotes and pro-forma statements to the Surviving Corporation's financial statements, the impact those options would have upon the Surviving Corporation's reported earnings were the value of those options at the time of grant treated as a compensation expense. In the event that the Group A options are granted at an exercise price below the fair market value of the option shares on the grant date, the Surviving Corporation will have to record an immediate compensation expense equal to the difference between the exercise price of $5.00 per share and the fair market value on the date of grant for the 100,000 shares of EMAC Common Stock immediately exercisable under each of those options and must amortize the additional compensation expense attributable to the remaining shares subject to each Group A option over the other four
(4)-years of the vesting period in effect for those shares.


   In addition, the number of outstanding options under the Management Option Plan, whether Group A or Group B Options, may be a factor in determining the Surviving Corporation's earnings per share.

SHAREHOLDER APPROVAL

   THE EMAC BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE MANAGEMENT OPTION PLAN. The affirmative vote of a majority of shares present in person or represented by proxy at the EMAC Meeting and entitled to vote is required to approve the Management Option Plan. Such approval will also constitute approval of the two option grants to be made to each of Ellen Dinerman Little and Robert B. Little. If the Merger is not consummated, the Management Option Plan will not be implemented, notwithstanding EMAC Stockholder approval of such proposal. Approval of the Management Option Plan by the EMAC Stockholders is a condition to the Merger.

                    APPROVAL OF THE 1996 STOCK OPTION PLAN

   The EMAC Stockholders are being asked to approve the implementation of the 1996 Stock Option Plan. The 1996 Stock Option Plan was adopted by the Board on May 2, 1996 and will become effective immediately upon shareholder approval at the EMAC Meeting.

   The 1996 Stock Option Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Surviving Corporation's long-term growth and

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financial success. Accordingly, officers and other employees, non-employee members of the Board of the Directors of the Surviving Corporation and consultants and other advisors in the service of the Surviving Corporation or any parent or subsidiary corporation will have the opportunity to acquire a meaningful equity interest through their participation in the 1996 Stock Option Plan.

   The following is a summary of the principal features of the 1996 Stock Option Plan and does not purport to be a complete description of all the provisions of the 1996 Stock Option Plan. Copies of the 1996 Stock Option Plan may be obtained upon request to EMAC at 202 North Canon Drive, Beverly Hills, California 90210, Attn: Secretary.

DESCRIPTION OF THE 1996 STOCK OPTION PLAN

   Structure. The 1996 Stock Option Plan is composed of three separate equity incentive programs: (i) a discretionary option grant program under which eligible individuals in the Surviving Corporation's employ or service may, at the discretion of the plan administrator, be granted options to purchase shares of EMAC Common Stock, (ii) a stock appreciation rights program under which such individuals will have the opportunity to share in the appreciation in the market value of the EMAC Common Stock over their period of service with the Surviving Corporation (the "Stock Appreciation Rights Program"), and (iii) an automatic option grant program under which eligible non-employee members of the Board of Directors of the Surviving Corporation will automatically receive option grants to purchase shares of EMAC Common Stock at designated intervals over their period of board service (the "Automatic Option Grant Program").

   Administration. The Compensation Committee will administer the Discretionary Option Grant and Stock Appreciation Rights Programs in effect under the 1996 Stock Option Plan. The members of the Compensation Committee will qualify both as "outside directors" for purposes of Internal Revenue Code Section 162(m) and as "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). However, the Board of Directors of the Surviving Corporation may assume responsibility for administration of those two programs with respect to individuals who are not executive officers or directors of the Surviving Corporation subject to the short-swing profit restrictions of Section 16 of the Exchange Act or may delegate such administrative responsibility to a secondary committee of one or more members of the Board of Directors of the Surviving Corporation. Each entity, whether the Compensation Committee, the Board of Directors of the Surviving Corporation or any secondary committee, will, with respect to its administrative functions under the 1996 Stock Option Plan, be referred to in this summary as the "Plan Administrator."

   Each Plan Administrator will, within the scope of its administrative authority under the Discretionary Stock Option Grant and Stock Appreciation Rights Programs, have full power and authority (subject to the express provisions of the 1996 Stock Option Plan) to select the eligible individuals who are to receive stock options or stock appreciation rights under those programs and to determine the time or times when such options or stock appreciation rights are to be granted, the number of shares of EMAC Common Stock to be subject to such options or rights, the time or times when those options or rights are to become exercisable, the maximum term for which each such option or stock appreciation right is to remain outstanding and the remaining terms and conditions of each such grant.

   Administration of the Automatic Option Grant Program will be self-executing, in accordance with the express provisions of that program, and no Plan Administrator will exercise any discretion with respect to that program.

   Eligibility. Regular full-time employees of the Surviving Corporation (or its parent or subsidiary corporations, whether now existing or subsequently established), non-employee members of the Board of Directors of the Surviving Corporation and independent consultants and other persons who provide services on a regular or substantial basis to the Surviving Corporation (or such parent or subsidiary corporation) will be eligible to participate in the Discretionary Option Grant and Stock Appreciation Rights Programs. Only non-employee members of the Board of Directors of the Surviving Corporation will be eligible to participate in the Automatic Option Grant Program.

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   As of August 31, 1996, six individuals who are expected to become executive officers of the Surviving Corporation, approximately forty other individuals who are expected to be employees of the Surviving Corporation and four non-employee members of the Board of Directors of the Surviving Corporation are expected to be eligible to participate in one or more of the programs under the 1996 Stock Option Plan.


   Share Reserve. The maximum number of shares of EMAC Common Stock reserved for issuance under the 1996 Stock Option Plan will be 550,000 shares. The shares issuable under the 1996 Stock Option Plan will be made available from the Surviving Corporation's authorized but unissued shares of common stock or shares repurchased by the Surviving Corporation, including shares repurchased on the open market. However, no one participant in the 1996 Stock Option Plan may receive stock option grants and separately exercisable or concurrently exercisable stock appreciation rights for more than 200,000 shares of common stock in the aggregate over the term of the 1996 Stock Option Plan.

   Shares subject to any outstanding options or stock appreciation rights under the 1996 Stock Option Plan which expire or terminate prior to exercise will be available for subsequent issuance. However, the shares of EMAC Common Stock underlying stock appreciation rights exercised under the 1996 Stock Option Plan will reduce the number of shares available for subsequent issuance, whether the distribution on the exercised right is paid in cash or in shares of EMAC Common Stock.

   Changes in Capitalization. In the event any change is made to the outstanding shares of EMAC Common Stock by reason of any reorganization, recapitalization, reclassification, stock dividend, stock split or other similar transaction, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1996 Stock Option Plan,
(ii) the number and/or class of securities for which any one person may be granted stock options and separately exercisable or concurrently exercisable stock appreciation rights under the 1996 Stock Option Plan, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee members of the Board of Directors of the Surviving Corporation and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option and stock appreciation right in order to prevent the dilution or enlargement of benefits thereunder.


   Valuation. For purposes of establishing the exercise price for stock option grants, the base price in effect for stock appreciation rights and for all other valuation purposes under the 1996 Stock Option Plan, the fair market value per share of EMAC Common Stock on any relevant date under the 1996 Stock Option Plan will be the average of the highest bid and lowest asked prices per share of EMAC Common Stock on the relevant date, as such prices are reported on the OTC Bulletin Board (or the closing sale price on the Nasdaq National Market, if EMAC's listing application is approved). The average of the highest bid and lowest asked prices of EMAC Common Stock on September 17, 1996 was $5.19 per share.


DISCRETIONARY OPTION GRANT PROGRAM

   The options granted under the Discretionary Option Grant Program may be either incentive stock options under the Federal tax laws or non-statutory options. The exercise price per share will be determined by the Plan Administrator and must be at least one hundred percent (100%) of the fair market value per share of EMAC Common Stock on the grant date for each incentive stock option granted under the 1996 Stock Option Plan. No option will have a term in excess of ten (10) years. The exercise price may be paid in cash, with shares of EMAC Common Stock or through the cancellation of any indebtedness of the Surviving Corporation owed to the optionee. In addition, the option may be exercised through a same-day sale program pursuant to which the shares purchased under the option are sold immediately, with a portion of the sale proceeds delivered to the Surviving Corporation in payment of the option exercise price.

   Upon cessation of service in certain circumstances, the optionee will have a limited period of time in which to exercise his or her outstanding incentive stock options to the extent those options are at the time exercisable for one or more option shares. The Plan Administrator will have complete discretion to

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extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of those options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

   The Plan Administrator will have the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Grant Program which have exercise prices in excess of the then current market price of EMAC Common Stock and to issue replacement options with an exercise price based on the market price of EMAC Common Stock at the time of the new grant.

STOCK APPRECIATION RIGHTS PROGRAM

   Three types of stock appreciation rights are authorized for issuance under the 1996 Stock Option Plan:

   o Tandem stock appreciation rights which provide the holders with the right to surrender their options for an appreciation distribution from the Surviving Corporation equal in amount to the excess of (a) the fair market value of the shares of EMAC Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of EMAC Common Stock.

   o Concurrent stock appreciation rights which will automatically be exercised for an appreciation distribution at the same time the underlying stock option is exercised for shares of EMAC Common Stock. Accordingly, the option holder will, upon the option exercise, receive both the purchased shares of EMAC Common Stock and the appreciation distribution payable on those shares. The amount of the distribution payable per purchased option share will not exceed the fair market value of that share on the exercise date, less the option exercise price paid for such share. The distribution may, in the discretion of the Plan Administrator, be made in cash or in shares of EMAC Common Stock.

   o Independent stock appreciation rights which will be free-standing rights not tied to any underlying stock option and will entitle the holder upon exercise to an appreciation distribution from the Surviving Corporation equal to the fair market value of the shares of EMAC Common Stock subject to the exercised right, less the base price in effect for those shares. The appreciation distribution payable on the exercised rights may, in the discretion of the Plan Administrator, be made in cash or in shares of EMAC Common Stock.

   The base or exercise price in effect for each such stock appreciation right will be determined by the Plan Administrator at the time the right is granted, but in no event will such price be less than the fair market value of the underlying shares of EMAC Common Stock on the grant date.

AUTOMATIC OPTION GRANT PROGRAM

   Under the Automatic Option Grant Program, an automatic option grant for 5,000 shares of EMAC Common Stock will be made to (i) each individual who is serving as a non-employee member of the Board of Directors of the Surviving Corporation on the date of the EMAC Meeting, (ii) each individual who first becomes a non-employee member of the Board of Directors of the Surviving Corporation at any time after the EMAC Meeting, whether through election by the shareholders or appointment by the Board of Directors of the Surviving Corporation, and (iii) each non-employee director at each subsequent annual meeting of stockholders following his or her appointment so long as he or she has served at least six months. There will be no limit on the number of such 5,000 share option grants any one non-employee member of the Board of Directors of the Surviving Corporation may receive over his or her period of service on the Board of Directors of the Surviving Corporation.

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   Each option granted under the Automatic Option Grant Program will be subject to the following terms and conditions:

   o The exercise price per share will be equal to 100% of the fair market value per share of EMAC Common Stock on the automatic grant date.

   o Each option will have a maximum term equal to the lesser of (i) ten (10) years measured from the grant date or (ii) three (3) years following termination of service to the Board of Directors of the Surviving Corporation.

   o Each option will become exercisable for all the option shares upon the optionee's completion of one (1) year of service to the Board of Directors of the Surviving Corporation measured from the grant date.

   o The option will immediately become exercisable for all the option shares upon an acquisition of the Surviving Corporation by merger or asset sale or a hostile take-over of the Surviving Corporation (whether effected through a successful tender offer for more than 50% of the outstanding voting securities or a change in a majority of the Board of Directors of the Surviving Corporation through one or more contested elections). Each option as so accelerated will terminate immediately after the Board of Directors of the Surviving Corporation is acquired, unless the option is assumed by the successor entity.

GENERAL PROVISIONS

   Option Assignability and Shareholder Rights. Options are not assignable other than by will or the laws of inheritance following the optionee's death and may be exercised only by the optionee during his or her lifetime. No optionee will have any shareholder rights with respect to the shares of EMAC Common Stock subject to his or her options until those options are exercised and the optionee has become a holder of record of the purchased shares.

   Vesting Acceleration. In the event that the Surviving Corporation is acquired by merger or asset sale, each outstanding option and stock appreciation right under the 1996 Stock Option Plan which is not to be assumed or replaced by the successor corporation will automatically accelerate in full and may be exercised in whole or in part immediately prior to the effective date of the acquisition. The Plan Administrator will also have the discretion to provide for the automatic acceleration of outstanding options and stock appreciation rights upon an acquisition, whether or not those options and stock appreciation rights are to be assumed or replaced in the acquisition. Any options or stock appreciation rights which are assumed in the acquisition will become fully exercisable with respect to the underlying shares in the event the individual's service with the Surviving Corporation or the acquiring entity is involuntarily terminated within eighteen (18) months following such acquisition and will remain so exercisable until the earlier of (i) the expiration of the one-year period measured from the individual's termination date or (ii) the expiration date of the option or stock appreciation right. The Plan Administrator will also have discretion, exercisable either at the time the option or stock appreciation right is granted or at any time while the option or stock appreciation right remains outstanding, to structure such option or stock appreciation right so that it will become fully exercisable with respect to the underlying shares upon a hostile change in control of the Surviving Corporation (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of members of the Board of Directors of the Surviving Corporation) or upon termination of the individual's service, whether involuntarily or through a resignation for good reason, within a designated period following such change in control.

   All outstanding options and stock appreciation rights will terminate immediately following the acquisition of the Surviving Corporation, except to the extent assumed by the successor entity. Each option or stock appreciation assumed in connection with the acquisition will be appropriately adjusted so as to apply to the same number and class of securities as would have been issued, in consummation of such acquisition, had the option or stock appreciation right been exercised immediately prior to the acquisition.

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Appropriate adjustments will also be made to the exercise price payable per share under each assumed option and the base price per share in effect under each assumed stock appreciation right and to the class and number of securities available for future issuance under the 1996 Stock Option Plan on both an aggregate and a per-participant basis.

   The acceleration of vesting in the event of a change in the ownership or control of the Surviving Corporation may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Surviving Corporation.

   Financial Assistance. The Plan Administrator may institute a loan program to assist one or more optionees in financing the exercise of their outstanding options through full-recourse, interest-bearing promissory notes payable to the Surviving Corporation and secured by the purchased shares. However, the maximum amount of financing provided the optionee may not exceed the exercise price payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

 Special Tax Election

   The Plan Administrator may, in its discretion, provide one or more holders of outstanding options or stock appreciation rights under the 1996 Stock Option Plan with the right to have the Surviving Corporation withhold a portion of the shares of EMAC Common Stock otherwise issuable to such individuals in satisfaction of the income and employment tax liability incurred by them in connection with the exercise of those options or the receipt of any appreciation distribution paid in shares of EMAC Common Stock. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of EMAC Common Stock in satisfaction of such tax liability.

   Amendment and Termination. The Board of Directors of the Surviving Corporation may amend or modify the 1996 Stock Option Plan in any or all respects whatsoever. However, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

   Unless sooner terminated by the Board of Directors of the Surviving Corporation, the 1996 Stock Option Plan will in all events terminate ten years after the Effective Time of the Merger. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

NEW BENEFITS UNDER THE 1996 STOCK OPTION PLAN

   No options or stock appreciation rights have been granted to date under the 1996 Stock Option Plan. On the date of the EMAC Meeting, each of the following individuals who are to continue to serve as non-employee members of the Board of Directors of the Surviving Corporation will receive an option grant for 5,000 shares of EMAC Common Stock under the Automatic Option Grant Program with an exercise price equal to the fair market value of the option shares on that date: Stephen K. Bannon, Alessandro Fracassi, Jeffrey A.
Rochlis and Scot K. Vorse.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE 1996 STOCK OPTION PLAN

   Options granted under the 1996 Stock Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

   Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

   Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased

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shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

   If the optionee makes a disqualifying disposition of the purchased shares, then the Surviving Corporation will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Surviving Corporation be allowed a deduction with respect to the optionee's disposition of the purchased shares.

   Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   The Surviving Corporation will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Surviving Corporation in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHT

   No taxable income is recognized upon the receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the appreciation distribution paid with respect to the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

   The Surviving Corporation will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year of the Surviving Corporation in which such ordinary income is recognized.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

   The Surviving Corporation anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Surviving Corporation. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Surviving Corporation without limitation under Section 162(m) of the Code.

   Options granted under the 1996 Stock Option Plan with an exercise price less than the fair market value of the option shares on the grant date will not qualify as performance-based compensation under Section 162(m) of the Code. Accordingly, any compensation deemed paid by the Surviving Corporation in connection with the exercise of those below-market grants will have to be taken into account for purposes of the $1 million limitation, and the Surviving Corporation may not be allowed an income tax deduction for all or part of that compensation.

ACCOUNTING TREATMENT

   Under current accounting principles, neither the grant nor the exercise of options with an exercise price equal to the fair market value of the option shares on the grant date will result in any charge to the Surviving Corporation's reported earnings. However, the Surviving Corporation must disclose, in footnotes and pro-forma statements to the Surviving Corporation's financial statements, the impact those

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options would have upon the Surviving Corporation's reported earnings were the value of those options at the time of grant treated as a compensation expense. Options granted with an exercise price below the fair market value of the option shares on the grant date will result in a direct compensation expense to the Surviving Corporation in an amount equal to the discount. Such expense would have to be amortized against the Surviving Corporation's reported earnings over the vesting period in effect for those options.

   In addition, the number of outstanding options under the 1996 Stock Option Plan, whether or not granted with a below-market exercise price, may be a factor in determining the Surviving Corporation's earnings per share.

   Outstanding stock appreciation rights will result in a compensation expense to be charged against the Surviving Corporation's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of EMAC Common Stock subject to those outstanding stock appreciation rights has increased from the prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

SHAREHOLDER APPROVAL

   THE EMAC BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE MANAGEMENT OPTION PLAN. The affirmative vote of a majority of shares present in person or represented by proxy at the EMAC Meeting and entitled to vote is required to approve the 1996 Stock Option Plan. If such approval is obtained, the 1996 Stock Option Plan will become effective at the Effective Time of the Merger. If the Merger is not consummated, the 1996 Stock Option Plan will not be implemented, notwithstanding EMAC Stockholder approval of such proposal. Approval of the 1996 Stock Option Plan by the EMAC Stockholders is a condition to the Merger.

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                               BUSINESS OF EMAC

GENERAL

   EMAC was formed in December 1993 as a SPAC(Registered Trademark), with the objective of acquiring an operating business in the Entertainment/Media Industry. To date, EMAC's efforts have been limited to organizational activities, completion of its IPO and the evaluation of possible Business Combinations.


   A SPAC(Registered Trademark) is an entity incorporating the following selected investor safeguards. Immediately after the consummation of the Merger, these provisions will no longer be applicable.


 Offering Proceeds Held in Trust


   The proceeds of EMAC's IPO consummated in February 1995, after payment of underwriting discounts and the underwriter's non-accountable expense allowance, were $11,340,000. Ninety percent (90%) of such amount ($10,206,000) was placed in the Trust Fund and invested in government securities. The remaining proceeds of the IPO have been used by EMAC in its pursuit of a Business Combination. The Trust Fund will not be released until the earlier of the consummation of a Business Combination or the liquidation of EMAC. At September 17, 1996, the Trust Fund held approximately $11,092,000. If the Merger is consummated, the Trust Fund will be released to EMAC, less amounts paid to redeem shares entitled thereto in the Merger. See "THE MERGER --Conversion of Shares; Registration Rights" and "THE MERGER -- EMAC Redemption Rights."


 Fair Market Value of Target Business

   EMAC will not acquire a Target Business unless the EMAC Board, acting on its own or with the assistance of financial advisors, determines that the fair market value of such business is at least 80% of the net assets of EMAC at the time of such acquisition. Any determination as to the fair market value of a business will be based upon standards generally accepted by the financial community, such as earnings and potential therefor, cash flow and book value. The EMAC Board determined that the fair market value of Overseas Filmgroup was in excess of 80% of the net assets of EMAC after reviewing Overseas Filmgroup's historical operating results, the capitalization of Overseas Filmgroup, the balance sheet and statement of operations, the potential of the business of Overseas Filmgroup and the stage of development of Overseas Filmgroup's business.

 Stockholder Approval of Business Combination

   EMAC will proceed with the Merger only if a majority of all of the outstanding shares of EMAC Common Stock are voted in favor of the Merger. The Initial Stockholders have agreed to vote their shares of EMAC Common Stock in accordance with the vote of the majority in interest of the Public Stockholders with respect to any merger. If 20% or more in interest of the EMAC Stockholders (excluding, for this purpose, the Initial Stockholders) vote against the Merger and request redemption of their shares, EMAC will not consummate the Merger.

 Redemption Rights

   Each Public Stockholder has the right to his or her shares of EMAC Common Stock redeemed if such stockholder votes against the Business Combination and the Business Combination is approved and consummated.


   The per share Redemption Price is equal to approximately $11,092,000 (the amount in the Trust Fund as of the EMAC Record Date), divided by 2,100,000 (the number of shares of EMAC Common Stock held by the Public Stockholders entitled to participate in a distribution from the Trust Fund). Concurrently with the consummation of the Business Combination, the Trustee, as directed by EMAC, will distribute to EMAC's transfer agent an amount equal to the Redemption Price multiplied by the number of shares owned by the Redeeming Stockholders. As soon as practicable thereafter, the transfer agent will then distribute such amount to the Redeeming Stockholders as their respective interests may appear. The Initial Stockholders have waived any redemption rights they may have by being EMAC


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Stockholders. Unless such rights are properly exercised prior to the
Effective Time of the Merger, no EMAC Stockholders shall have any rights to any amounts in the Trust Fund or to redeem his or her shares after the Merger. See "THE MERGER --EMAC Redemption Rights."

 Liquidation if No Business Combination


   If EMAC does not consummate a Business Combination by February 16, 1997, EMAC will be dissolved and will distribute to the Public Stockholders holding 2,100,000 shares of EMAC Common Stock entitled to participate in a distribution from the Trust Fund, in proportion to their ownership of such shares, an aggregate sum equal to the amount in the Trust Fund, plus any remaining net assets of EMAC. At September 17, 1996, that aggregate amount was approximately $11,092,000, or approximately $5.28 per share of EMAC Common Stock held by the Public Stockholders entitled to participate in the Trust Fund. The Initial Stockholders have waived their respective rights to participate in any liquidation distribution.


COMPETITION

   If the Merger is consummated, EMAC will become subject to competition from competitors of Overseas Filmgroup. See "BUSINESS OF OVERSEAS FILMGROUP
- -- Competition."

EMPLOYEES

   EMAC has no employees.

FACILITIES

   Pursuant to a written agreement with EMAC, Bannon & Co., Inc., an affiliate of EMAC of which Messrs. Bannon and Vorse, officers and directors of EMAC, are officers, directors and stockholders, makes available to EMAC a small amount of office space as well as certain office and secretarial services as required by EMAC from time to time. This agreement will terminate upon consummation of the Merger. EMAC pays Bannon & Co., Inc. a fee of $5,000 per month for such services.

LEGAL PROCEEDINGS

   There are no legal proceedings pending against EMAC.

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                              MANAGEMENT OF EMAC

DIRECTORS AND EXECUTIVE OFFICERS

   The following individuals are the current directors and executive officers of EMAC:


NAME                   AGE                       POSITION
- --------------------  -----  ---------------------------------------------------
Stephen K. Bannon  ..   42   Chairman of the Board
Jeffrey A. Rochlis  .   50   President, Chief Executive Officer and Director
Scot K. Vorse .......   36   Vice President --Finance, Treasurer, Secretary and
                             Director
Barbara Boyle .......   60   Director
Bernard G. Hoberman     73   Director
John Hyde ...........   54   Director
Gary M. Stein .......   39   Director


   For biographical information regarding the individual members of the EMAC Board nominated by EMAC for election as directors of the Surviving Corporation, see "ELECTION OF EMAC DIRECTORS OF THE SURVIVING CORPORATION."

   BARBARA BOYLE has been a Director of EMAC since March 1994. Ms. Boyle is a partner in Boyle-Taylor Productions, a company she founded in February 1992 to produce feature-length motion pictures and television films. Since its inception, Boyle-Taylor Productions has produced Phenomenon for Walt Disney Pictures & Television, Bottle Rocket for Columbia Pictures Entertainment Corporation and Mrs. Munck for Showtime Networks, Inc. From 1988 to June 1992, Ms. Boyle served as President of Sovereign Pictures, Inc. ("Sovereign"), a firm which Ms. Boyle co-founded and which financed and distributed approximately 25 films in the international market, including My Left Foot, Cinema Paradiso, Reversal of Fortune, Impromptu, Hamlet, and The Commitments. Prior to the creation of Sovereign, Ms. Boyle was Executive Vice President of Production of RKO Pictures. From 1982 through 1986, she was Senior Vice President of Worldwide Production at Orion Pictures Corporation. From 1974 to 1982, Ms. Boyle was the Chief Operating Officer and Executive Vice President of New World Pictures, Inc.

   BERNARD G. HOBERMAN has been a Director of EMAC since its inception. Mr. Hoberman has been a private investor since 1986. From 1979 to 1986, Mr. Hoberman was President of ABC Radio, which included six traditional (music and news) radio networks, a talk radio network, Watermark (a production company), and 14 owned and operated, as well as 2,000 affiliated, stations. Mr. Hoberman has served on the boards of directors of various industry organizations including the National Association of Broadcasters and, in 1988, was the recipient of the National Association of Broadcasters' National Radio Award for Outstanding Industry Leadership.

   JOHN HYDE has been a Director of EMAC since March 1994. Mr. Hyde is currently Chairman and Chief Executive Officer of Crossroads V Communications ("Crossroads"). Crossroads provides financial and operations consulting assistance to financially distressed companies utilizing the crisis management skills collectively acquired by management in their consultation with and representation, operation and restructuring of various entertainment companies on a going concern or liquidation basis. Prior to his involvement with Crossroads, Mr. Hyde was Chairman and Chief Executive Officer of MCEG Sterling Incorporated from 1990 to 1995. Mr. Hyde has also been President and principal stockholder of Producers Sales Organization since 1986, a company engaged in the production and distribution of motion pictures. He is also a partner in Cinecorp/Bakshi-Hyde Ventures, a company engaged in similar activities. In addition, he has, in his career, been involved in various capacities in the distribution of more than 500 films and the production of approximately 22 motion pictures, including Short Circuit, 9-1/2 Weeks, Das Boot, Clan of the Cave Bear and The Neverending Story.

   GARY M. STEIN has been a Director of EMAC since December 1994. Since March 1990 Mr. Stein has been the Executive Vice President --Corporate and Financial Development of Lancit Media Productions, Ltd. ("Lancit"), a publicly held company that is a recognized leader in the creation and production of high quality children's television series such as "The Puzzle Place" and "Reading Rainbow," the winner

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of the 1996 Emmy Award for outstanding children's series. Lancit is also engaged, through a subsidiary, in the licensing of popular character-based properties, including Sonic the Hedgehog. From 1987 to 1989, Mr. Stein served as a financial consultant to several Entertainment/Media Industry clients, and from 1984 to 1987, Mr. Stein was Senior Analyst --Investment Banking at Rosenkrantz, Lyon and Ross, a New York Stock Exchange-member securities firm now known as Josephthal, Lyon and Ross, where he helped form the firm's corporate finance division.


EXECUTIVE AND DIRECTOR COMPENSATION

   No executive officer has received any cash compensation for services rendered from EMAC since its inception. Prior to the consummation of a Business Combination, if any, none of EMAC's officers, directors or Initial Stockholders will receive any compensation other than the $5,000 per month administrative fee payable to Bannon & Co., Inc. and reimbursement for any out-of-pocket expenses incurred in connection with activities on behalf of EMAC. There is no limit on the amount of such out-of-pocket expenses incurred in connection with activities on behalf of EMAC, and there will be no review of the reasonableness of such expenses by anyone other than the Board of Directors, which includes persons who may seek reimbursement of expenses. Under no circumstances can the amount of such reimbursable expenses, together with all of EMAC's other expenses related to the investigation and selection of a Target Business and the negotiation of an agreement to acquire the Target Business, be in excess of the amount of the net proceeds of the IPO not held in the Trust Fund. None of EMAC's officers, directors or Initial Stockholders or their respective affiliates will receive any consulting or finder's fees or other compensation in connection with introducing EMAC to, or evaluating, a Target Business or consummating a Business Combination.

                    CERTAIN TRANSACTIONS RELATING TO EMAC


   Bannon & Co., Inc., an affiliate of EMAC of which Messrs. Bannon and Vorse, officers and directors of EMAC, are officers, directors and stockholders, makes available to EMAC a small amount of office space, as well as certain office and secretarial services, as required by EMAC from time to time in consideration of $5,000 per month. Payments to Bannon & Co., Inc. totalled $90,667 for the period from February 27, 1995 (the date such services commenced) through August 31, 1996. In addition, the Initial Stockholders receive reimbursement for any out-of-pocket expenses incurred in connection with the activities on behalf of EMAC. Management believes that, given EMAC's relationship with the principals of Bannon & Co., Inc., until the consummation of a Business Combination, EMAC will rely heavily on administrative services to be provided by Bannon & Co., Inc. and its principals. Management believes that the arrangement with Bannon & Co., Inc. is on terms at least as favorable as would be available from an unaffiliated third party.


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

                        PRINCIPAL STOCKHOLDERS OF EMAC


   The following table sets forth certain information regarding beneficial ownership of shares of EMAC Common Stock as of September 17, 1996 by (i) each stockholder known by EMAC to be the beneficial owner of more than 5% of the outstanding shares of EMAC Common Stock; (ii) each director of EMAC; and (iii) all directors and executive officers as a group, and (iv) Alessandro Fracassi, a nominee for director of the Surviving Corporation. Please see "PRINCIPAL STOCKHOLDERS OF OVERSEAS FILMGROUP" for information regarding three other nominees for directors of the Surviving Corporation (Ellen Dinerman Little, Robert B. Little and William F. Lischak). Except as otherwise indicated, EMAC believes that the beneficial owners of the shares of EMAC Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.



                                                                        NUMBER OF SHARES
                                                                        OF COMMON STOCK      PERCENT OF COMMON
                                 NUMBER OF SHARES OF  PERCENT OF EMAC   OF THE SURVIVING        STOCK OF THE
                                     EMAC COMMON       COMMON STOCK       CORPORATION      SURVIVING CORPORATION
                                  STOCK BENEFICIALLY   BENEFICIALLY    BENEFICIALLY OWNED    BENEFICIALLY OWNED
                                     OWNED PRIOR       OWNED PRIOR     UPON CONSUMMATION     UPON CONSUMMATION
PRINCIPAL STOCKHOLDERS             TO THE MERGER(1)   TO THE MERGER(1)  OF THE MERGER(1)      OF THE MERGER(1)
- -------------------------------  -------------------  ---------------  ------------------  ---------------------
Kingdon Capital Management
 Corporation(2)
 152 West 57th Street
 New York, New York 10019  .....       249,000               9.6%            249,000                 4.3%
Woodland Venture Fund(3)  ......       240,000(4)            9.2             240,000(4)              4.2
Seneca Ventures(3) .............       240,000(5)            9.2             240,000(5)              4.2
Woodland Partners(3) ...........       240,000(6)            9.2             240,000(6)              4.2
Barry Rubenstein(3) ............       240,000(7)            9.2             240,000(7)              4.2
Marilyn Rubenstein(3) ..........       240,000(8)            9.2             240,000(8)              4.2
Woodland Services Corp.(3)  ....       240,000(9)            9.2             240,000(9)              4.2
Stephen K. Bannon
 c/o Bannon & Co., Inc.
 202 North Canon Drive Beverly
 Hills, CA 90210 ...............       292,647(10)          11.3             292,647(10)             5.1
Scot K. Vorse
 c/o Bannon & Co., Inc.
 202 North Canon Drive Beverly
 Hills, CA 90210 ...............       292,647(10)          11.3             292,677(10)             5.1
Gary M. Stein
 345 East 80th Street
 New York, New York 10021  .....       292,647(10)          11.3             292,677(10)             5.1
Sparta Partners III
 c/o Bannon & Co., Inc.
 202 North Canon Drive Beverly
 Hills, CA 90210 ...............       292,647(11)          11.3             292,677(11)             5.1
Jeffrey A. Rochlis
 Rochlis & Demyer 3304 O Street, N.W.
 Washington, D.C. 20007 ........       132,353               5.1             132,353                 2.3
Barbara Boyle
 557 Spoleto Drive Pacific
 Palisades, CA 90272 ...........        25,000               1.0              25,000                  *
Bernard G. Hoberman
 10110 Empyrean Way
 Los Angeles, CA 90067 .........        25,000(12)           1.0              25,000(12)              *

                                       85

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

                                                                        NUMBER OF SHARES
                                                                        OF COMMON STOCK      PERCENT OF COMMON
                                 NUMBER OF SHARES OF  PERCENT OF EMAC   OF THE SURVIVING        STOCK OF THE
                                     EMAC COMMON       COMMON STOCK       CORPORATION      SURVIVING CORPORATION
                                  STOCK BENEFICIALLY   BENEFICIALLY    BENEFICIALLY OWNED    BENEFICIALLY OWNED
                                     OWNED PRIOR       OWNED PRIOR     UPON CONSUMMATION     UPON CONSUMMATION
PRINCIPAL STOCKHOLDERS             TO THE MERGER(1)   TO THE MERGER(1)  OF THE MERGER(1)      OF THE MERGER(1)
- -------------------------------  -------------------  ---------------  ------------------  ---------------------
John Hyde
 10595 Ashton Avenue #304 Los
 Angeles, CA 90024 .............         25,000              1.0              25,000                  *
Allesandro Fracassi
 c/o Racing Pictures, s.r.l.
 Via Dei Ter Orologi 10
 000197 Rome, Italy ............              0                0                   0                   0
All Officers and Directors as a
 group (7 persons). ............        500,000             19.2             500,000(13)             8.7


- ------------
*   Less than 1%

(1) Excludes shares of EMAC Common Stock issuable upon exercise of (i) EMAC Warrants issued in the IPO; (ii) an option issued to the underwriters of the IPO to purchase 200,000 UPOs; and (iii) 300,000 Bridge Warrants.


(2) The named entity has informed EMAC of its stockholdings in a Schedule 13D filed with the SEC in March 1995. Information set forth herein with respect to these individuals and entities is derived from the Schedule 13D.

(3) The named individuals and entities have informed EMAC of their stockholdings in a Schedule 13D filed with the SEC in February 1995. The named individuals and entities constitute a "group" as that term is defined in Section 13(d)(3) of the Exchange Act. The address of all of the named individuals and entities is 39 Woodland Road, Roslyn, New York 11576. Information set forth herein with respect to these individuals and entities is derived from the Schedule 13D.


(4) Woodland Venture Fund (the "Fund"), a limited partnership the general partners of which are Barry Rubenstein and Woodland Services Corp., has sole power to vote and dispose of 55,000 shares of EMAC Common Stock, and may be deemed to have shared power to vote and to dispose of 185,000 shares of EMAC Common Stock. The Fund disclaims beneficial ownership of those 185,000 shares, as follows: 60,000 shares owned by Woodland Partners, 40,000 shares held in Barry Rubenstein's Rollover IRA account, 60,000 shares owned individually by Marilyn Rubenstein, and 25,000 shares owned by Seneca Ventures.

(5) Seneca Ventures ("Seneca"), a limited partnership the general partners of which are Barry Rubenstein and Woodland Services Corp., has sole power to vote and dispose shares of 25,000 shares of EMAC Common Stock, and may be deemed to have shared power to vote and to dispose of 215,000 shares of EMAC Common Stock. Seneca disclaims beneficial ownership of those 215,000 shares, as follows: 60,000 shares owned by Woodland Partners, 40,000 shares held in Barry Rubenstein's Rollover IRA account, 60,000 shares owned individually by Marilyn Rubenstein, and 55,000 shares owned by the Fund.

(6) Woodland Partners, a general partnership the general partners of which are Barry and Marilyn Rubenstein, has sole power to vote and dispose of 60,000 shares of EMAC Common Stock, and may be deemed to have shared power to vote and to dispose of 180,000 shares of EMAC Common Stock. Woodland Partners disclaims beneficial ownership of those 180,000 shares, as follows: 40,000 shares held in Barry Rubenstein's Rollover IRA account, 60,000 shares owned by Marilyn Rubenstein, 25,000 shares owned by Seneca, and 55,000 shares owned by the Fund.

(7) Barry Rubenstein has sole power to vote and dispose of 40,000 shares of EMAC Common Stock held in his Rollover IRA account. By virtue of being a general partner of Woodland Partners, Seneca, and the Fund, and husband of Marilyn Rubenstein, Barry Rubenstein may be deemed to have shared power to vote and to dispose of 200,000 shares. Mr. Rubenstein disclaims beneficial ownership of 118,931 shares, as follows: 6,000 shares held by Woodland Partners (which represents his wife's interest in Woodland Partners), 60,000 shares owned dividually by his wife, Marilyn Rubenstein, 19,500 shares owned by Seneca, and 33,431 shares owned by the Fund.

 (8) Marilyn Rubenstein, by virtue of being a general partner of Woodland Partners, and wife of Barry Rubenstein, may be deemed to have shared power to vote and to dispose of 180,000 shares of EMAC Common Stock. Marilyn Rubenstein has sole power to vote and dispose of 60,000 shares. Mrs. Rubenstein disclaims beneficial ownership of 171,629 shares, as follows:
      54,000 shares held by Woodland Partners (which represents her husband's equity interest in Woodland Partners), 40,000 shares owned individually be her husband, Barry Rubenstein, 22,629 shares owned by Seneca, and 55,000 shares owned by the Fund.

 (9) Woodland Services Corp. ("Services"), by virtue of being a general partner of the Fund and Seneca, may be deemed to have shared power to vote and to dispose of 240,000 shares of EMAC Common Stock. Services disclaims beneficial ownership of 239,884 shares, as follows: 60,000 shares owned by Woodland Partners, 40,000 shares held is Mr. Rubenstein's Rollover IRA account, 60,000 shares held individually by Marilyn Rubenstein, 54,926 shares owned by the Fund, and 24,958 shares owned by Seneca.

(10) Represents the 292,647 shares of EMAC Common Stock owned by Sparta Partners III of which Messrs. Bannon, Vorse and Stein are general partners.

(11) Sparta Partners III is a general partnership, of which Messrs. Bannon, Vorse and Stein are general partners.

(12) Includes 25,000 shares of EMAC Common Stock owned by the Hoberman Family Trust Dated 9/18/92, Bernard G. Hoberman and Jacklyn A. Hoberman, as Trustees.

(13) Includes only shares of common stock of the Surviving Corporation that will be held by current officers and directors of EMAC.

   The shares of EMAC Common Stock owned as of the date hereof by all of the foregoing stockholders, with the exception of Kingdon Capital Management Corporation and the group consisting of Woodland Venture Fund, Seneca Ventures, Woodland Partners, Barry Rubenstein, Marilyn Rubenstein and Woodland Services Corp., have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until February 16, 1998. During such escrow period, such persons will not be able to sell or otherwise transfer their respective shares EMAC Common Stock, however, such persons will retain voting rights with respect to their shares.


   All of EMAC's stockholders prior to the IPO, including all of the officers and directors of EMAC, have agreed to vote all of the shares of EMAC Common Stock owned by them in accordance with the vote of a majority of all other shares of EMAC Common Stock voted on any Business Combination.


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

                           MOTION PICTURE INDUSTRY

GENERAL

   The motion picture industry consists of two principal activities which are described in greater detail below: production, which involves the development, financing and production of motion pictures; and distribution, which involves the promotion and exploitation of feature-length motion pictures in a variety of media, including theatrical exhibition, home video, television and other ancillary markets, both domestically and internationally. The United States motion picture industry is dominated by the "major studios," including The Walt Disney Company, Paramount Pictures Corporation, Warner Brothers Inc., Universal Pictures, Twentieth Century Fox, Columbia Pictures, Tri-Star Pictures and MGM/UA. The major studios, which have historically produced and distributed the vast majority of high grossing theatrical motion pictures released annually in the United States, are typically large diversified corporations that have strong relationships with creative talent, theatrical exhibitors and others involved in the entertainment industry, and also extensive motion picture libraries. Motion picture libraries, consisting of motion picture copyrights and distribution rights owned or controlled by a film company, can be valuable assets capable of generating revenues from worldwide commercial exploitation in existing media and markets, and potentially in future media and markets resulting from new technologies and applications. The major studios' motion picture libraries provide a stable source of earnings which offset the variations in the financial performance of their new motion picture releases and other aspects of their motion picture operations.

   During the past 15 years, "independent" production and distribution companies have played an important role in the production of motion pictures for the worldwide feature film market, including New Line Cinema Corporation (The Mask, Teenage Mutant Ninja Turtles and the Nightmare on Elm Street series), Miramax Films Corporation (Pulp Fiction, Il Postino (the Postman) and Like Water for Chocolate), Majestic Films, Limited (the international distributor of Dances with Wolves and Driving Miss Daisy), Gramercy Pictures (Four Weddings and a Funeral and Dead Man Walking), and Orion Pictures (The Silence of the Lambs). There are also a large number of smaller production and distribution companies (many with financial and other ties to the major studios) that produce or distribute motion pictures. In contrast to the major studios, the independent production and distribution companies generally produce or distribute fewer motion pictures and do not own production studios, national or worldwide distribution organizations, or associated businesses or extensive film libraries which can generate gross revenues sufficient to offset overhead, service debt or generate significant cash flow.

   The motion picture industry is a world-wide industry. In addition to the production and distribution of motion pictures in the United States, domestic motion picture producers and distributors generate substantial revenues from the production and exploitation of motion pictures internationally. In recent years, there has been a substantial increase in the amount of filmed entertainment revenue generated by U.S. motion picture distributors from foreign sources. From 1985 to 1995, international revenues of U.S. motion picture distributors from filmed entertainment grew from approximately $1.76 billion (comprising approximately 31.4% of total revenues of U.S. motion picture distributors from filmed entertainment in 1985) to approximately $9.05 billion (comprising approximately 49.3% of total revenues of U.S. motion picture distributors from filmed entertainment in 1995). This growth has been due to a number of factors, including, among other things, the general worldwide acceptance of and demand for motion pictures produced in the United States, the privatization of many foreign television industries, growth in the number of foreign households with videocassette players, and growth in the number of foreign theater screens.

   Many countries and territories, such as Great Britain, France, Italy, Australia, Germany, Spain, China, Russia, Hong Kong and Japan have substantial indigenous film industries. In a number of these countries, as in the United States, the film (and in some cases the entertainment) industry is dominated by a small number of companies, often large, diversified companies with production and distribution operations. However, like in the United States, in most of such countries there are also smaller, independent, motion picture production and distribution companies. Foreign distribution companies not only distribute motion pictures produced in their countries or regions but also films licensed or

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

sub-licensed from American production companies and distributors. In addition, film companies in many foreign countries produce films not only for local distribution, but also for export to other countries, including the United States. While most foreign language films distributed in the United States are released on a limited basis, some foreign language films, such as Like Water for Chocolate, Il Postino (the Postman) and Antonia's Line, and foreign English-language films, such as Four Weddings and a Funeral, Crocodile Dundee and The Crying Game appeal to a wider U.S. audience.

SIGNIFICANT CHANGES IN THE MOTION PICTURE INDUSTRY

   The motion picture industry has undergone significant changes over the past 15 years. Among the major changes, total film industry revenues of U.S. motion picture companies (including revenues from domestic theatrical distribution) have increased substantially, and the relative contributions of the components of such total revenues have changed dramatically over that period. There has also been a substantial increase in the revenues generated from the licensing of rights in ancillary (other than domestic theatrical) media, such as home video, cable and pay-per-view. However, the theatrical success of a motion picture remains a significant factor in generating revenues in foreign markets and in other media such as television and videocassettes. For example, despite the expansion in the market for videocassettes for home use (which has slowed recently), retail video stores have been increasingly purchasing fewer copies of videocassettes of motion pictures which have not been theatrically released, and purchasing more copies of major studio theatrical hits. The chart below illustrates the growth in overall filmed entertainment revenues of U.S. motion picture distributors along with a breakdown of revenue sources from 1985 as compared to 1995.

            MOTION PICTURE INDUSTRY ESTIMATED SOURCES OF REVENUES
                                1985 AND 1995
                            (DOLLARS IN MILLIONS)

                                                       1985                      1995
                                             -----------------------  ------------------------
                                               AMOUNT    % OF TOTAL     AMOUNT     % OF TOTAL
                                             ---------  ------------  ----------  ------------
Domestic revenues:
 Theatrical rentals ........................   $ 1,612       28.7%      $ 2,660        14.5%
 Home video ................................     1,136       20.2         4,332        23.6
 Television (cable, syndication, network
  and pay-per-view) ........................     1,103       19.7         2,307        12.6
                                             ---------  ------------  ----------  ------------
                                                 3,851       68.6         9,299        50.7
                                             ---------  ------------  ----------  ------------
International revenues:
 Theatrical rentals ........................       887       15.8         2,410        13.1
 Home video ................................       564       10.0         3,760        20.5
 Television (cable, syndication, network
  and pay-per-view) ........................       313        5.6         2,885        15.7
                                             ---------  ------------  ----------  ------------
                                                 1,764       31.4         9,055        49.3
                                             ---------  ------------  ----------  ------------
Total revenues .............................   $ 5,615      100.0%      $18,354       100.0%
                                             =========  ============  ==========  ============

- ------------

Reprinted from MOTION PICTURE INVESTOR, Jan. 21, 1992, and June 27, 1996. (Copyright)1992, 1996 Paul Kagan Associates, Inc. (PKA). Reprinted with permission of PKA. Data as shown are estimates compiled prior to Jan. 21, 1992, and June 27, 1996, respectively, by PKA from sources believed by PKA to be reliable and from analysis conducted by PKA. PKA makes no warranty as to actual fact or accuracy of the estimates, nor any representation that new estimates, based upon information available after the above estimates were compiled, would yield similar results.

                                       89

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

   Over the past 15 years, there have also been significant changes in the ownership of the major studios as well as of numerous independent film companies (some of which have gone out of business or were sold due to financial reasons). There has also been significant consolidation as major studios have acquired independent film companies (often to obtain their production or distribution expertise and the benefit of their film libraries), as well as related entertainment companies (including, for example, television networks), or have been acquired themselves. Transactions in recent years between independent film companies and major entertainment companies include: the acquisition of Miramax Films Corporation by The Walt Disney Company in June 1993; the acquisition of Castle Rock Entertainment by Turner Broadcasting System Inc. in December 1993; the acquisition of New Line Cinema Corporation by Turner Broadcasting System Inc. in January 1994; the acquisition of Republic Pictures by Spelling Entertainment Group Inc. in April 1994 and the subsequent acquisition of Spelling Entertainment Group, Inc. by Blockbuster Entertainment in August 1994; the acquisition of Orion Pictures and MCEG Sterling by Metromedia International Telecommunications in November 1995; and the acquisition of The Samuel Goldwyn Company by Metromedia International Telecommunications in July 1996. These transactions have significantly increased competition for the acquisition of motion picture distribution rights.

   There have also been rapid technological changes over the past 15 years. Although technological developments have resulted in the creation of additional revenue sources from the licensing of rights with respect to such new media, such developments have also resulted in the popularity and availability of alternative and competing forms of leisure time entertainment, including pay/cable television services and home entertainment equipment such as videocassette, video games and computers. It is not possible to predict what changes or trends will continue in the entertainment. For instance, there can be no assurance that the increase in total motion picture revenues, or the components thereof, will continue in the future or if such increases do continue, continue at the same rate as in the past. In addition, it is not possible to predict what new changes or trends might occur and the overall effect these factors will have on the potential revenue from and profitability of feature length motion pictures.

MOTION PICTURE PRODUCTION

   The production of a motion picture begins with the screenplay adaptation of a popular novel or other literary work acquired by the producer or the development of an original screenplay having its genesis in a story line or scenario conceived by a writer and acquired by the producer. In the development phase, the producer typically seeks production financing and tentative commitments from a director, the principal cast members and other creative personnel. A proposed production schedule and budget are also prepared during this phase. Upon completing the screenplay and arranging financing commitments, pre-production of the motion picture begins. In this phase, the producer engages creative personnel to the extent not previously committed; finalizes the filming schedule and production budget; obtains insurance and secures completion guaranties, if necessary; establishes filming locations and secures any necessary studio facilities and stages; and prepares for the start of actual filming. Principal photography (the actual filming of the screenplay) generally extends from seven to 16 weeks for a film produced by a major studio and often for a significantly shorter period (sometimes as little as four to eight weeks) for low budget films and films produced by independent production companies, depending in each case upon such factors as budget, location, weather and complications inherent to the screenplay. Following completion of principal photography (the post-production phase), the motion picture is edited, opticals, dialogue, music and any special effects are added, and voice, effects and music sound tracks and pictures are synchronized. This results in the production of a negative from which release prints of the motion picture are made.

   Production costs consist of acquiring or developing the screenplay, compensation of creative and other production personnel, film studio and location rentals, equipment rentals, film stock and other costs incurred in principal photography, and post-production costs, including the creation of special effects and music. Distribution expenses, which consist primarily of the costs of advertising and preparing release prints, are not included in direct production costs and vary widely depending upon the extent of the release and the nature of the promotional activities. The major studios generally fund production costs from cash flow generated by motion pictures and related activities or, in some cases, from unrelated

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businesses or through off-balance sheet methods. Substantial overhead costs, consisting largely of salaries and related costs of the production staff and physical facilities maintained by the major studios, also must be funded. Independent production companies generally avoid incurring overhead costs as substantial as those incurred by the major studios by hiring creative and other production personnel and retaining the other elements required for pre-production, principal photography and post-production activities on a picture-by-picture basis. As a result, these companies do not own sound stages and related production facilities, and, accordingly, do not have the fixed payroll, general administrative and other expenses resulting from ownership and operation of a studio. Independent production companies may also finance their production activities on a picture-by-picture basis. Sources of funds for independent production companies include bank loans, "pre-licensing" of distribution rights, equity offerings and joint ventures. Independent production companies generally attempt to obtain all or a substantial portion of their financing of a motion picture prior to commencement of principal photography, at which point substantial production costs begin to be incurred and require payment.

   As part of obtaining financing for its films, the independent production company is often required by its lenders and distributors who advance production funds to obtain a completion bond or production completion insurance from an acceptable completion guarantor which names the lenders and applicable distributors as beneficiaries. The guarantor assures the completion of the particular motion picture on a certain date, and if the motion picture cannot be completed for the agreed upon budgeted cost, the completion guarantor is obligated to pay the additional costs necessary to complete the picture by the agreed upon delivery date. If the completion guarantor fails to timely complete and deliver such motion picture on or before the agreed upon delivery date, the completion guarantor is required to pay the lenders and distributor, if applicable, an amount equal to the aggregate amount the lenders and distributor have loaned or advanced to the independent producer.

   In connection with the production and distribution of a motion picture, major studios and independent production companies generally grant contractual rights to actors, directors, screenwriters, owners of rights and other creative and financial contributors to share in net revenues from a particular motion picture. Except for the most sought-after talent, these third-party participations are generally payable after all distribution fees, marketing expenses, direct production costs and financing costs are recouped in full.

   Major studios and independent film companies in the United States typically incur obligations to pay residuals to various guilds and unions including the Screen Actors Guild, the Directors Guild of America and the Writers Guild of America. Residuals are payments required to be made by the motion picture producer to the various guilds and unions (on a picture-by-picture basis) arising from the exploitation of a motion picture in markets other than the primary intended market for such picture. Residuals are calculated as a percentage of the gross revenues derived from the exploitation of the picture in these ancillary markets. The guilds and unions typically obtain a security interest in all rights of the producer in the motion picture being exploited to ensure satisfaction of the residuals obligation. This security interest is usually subordinate to the security interest of the lenders financing the production cost of the motion picture and the completion bond company guaranteeing completion of the motion picture. Under a producer's agreement with the guilds and unions, the producer of a motion picture may transfer the obligation to pay the residuals to a distributor if the distributor assumes the obligation to make the residual payment. If the distributor does not assume those obligations, the producer is obligated to pay those residuals.

MOTION PICTURE DISTRIBUTION

   General. Distribution of a motion picture involves domestic and international licensing of the picture for (a) theatrical exhibition, (b) videocassettes and laser discs (and, in the future, digital video discs), (c) presentation on television, including pay-per-view, basic and premium cable, network, syndication, or satellite, (d) marketing of the other rights in the picture and underlying literary property, which may include books, CD-ROM, merchandising and soundtracks, and (e) non-theatrical exhibition,

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which includes airlines, hotels and armed forces facilities. Although releases by the major studios typically are licensed and fully exploited in all of the foregoing media, often films produced or distributed by independent film companies are not exploited in all such media. For example, certain films may not receive theatrical exhibition in the United States or various other territories and may instead go straight to home video release or instead first "premiere" or otherwise be exploited on a pay television service (in certain circumstances followed by a theatrical release).

   Production companies with distribution divisions, such as the major studios, typically distribute their motion pictures themselves. Production companies without distribution divisions may retain the services of sales agents or distributors to exploit the motion pictures produced by them in various media and territories, or in all media and territories. Distribution companies may directly exploit distribution rights licensed to, or otherwise acquired by them, for example, by booking motion pictures with theatrical exhibitors or selling videocassettes to video retailers. Alternatively, they may grant sub-licenses to domestic or foreign sub-distributors to exploit completed motion pictures.


   Acquisition of Distribution Rights. A sales agent does not generally acquire distribution rights from the producer or other owner of rights in the motion picture, but instead acts as an agent on behalf of the producer or rights owner to license distribution rights to such motion picture to sub-distributors on behalf of the producer or rights owner in exchange for a sales agency fee, typically computed as a percentage of gross revenues from licenses obtained by the sales agent. A distributor generally licenses and takes a grant of distribution rights from the producer or other rights owner of the motion picture for a specified term in a particular territory or territories and media, generally in exchange for a distribution fee calculated as a percentage of gross revenues generated by exploitation of the motion picture by the distributor. The distributor often agrees to pay the producer of the motion picture a certain advance or minimum guarantee upon the delivery of the completed motion picture, which amount is to be recouped by the distributor out of revenues generated from the exploitation of the motion picture in particular media or territories. In general, after receiving its ongoing distribution fee and recouping the advance or minimum guarantee plus its distribution costs, the distributor pays the remainder of revenues in excess of an ongoing distribution fee to the producer of such motion picture. Obtaining license agreements with a distributor or distributors prior to completion of a motion picture and which provide for payment of a minimum guarantee (often referred to as the "pre-licensing" or "pre-selling" of film rights), may enable the producer to obtain financing for its project by using the contractual commitment of the distributor to pay the advance or minimum guarantee as collateral to borrow production funding. In some circumstances, the distributor is entitled to recoup any unrecouped costs and advances from a film licensed to such distributor from the revenues from another film or films also licensed to the distributor.


   In addition to obtaining distribution rights in a motion picture for a limited duration, a distributor may also acquire all or a portion of the copyright in such motion picture or license certain distribution rights in perpetuity. Both major studios and independent film companies often acquire motion pictures for distribution through a customary industry arrangement known as a "negative pickup," under which the studio or independent film company agrees to pay a specified minimum guaranteed amount to an independent production company in exchange for all rights to the film upon completion of production and delivery of the film. The independent production company normally finances production of the motion picture pursuant to financing arrangements with banks and other lenders in which the lender receives an assignment of the production company's right to payment of the minimum guarantee and is granted a security interest in the film and in the production company's rights under its arrangement with the studio or independent film company. When the major studio or independent film company "picks up" the completed motion picture, it pays the minimum guarantee or assumes the production financing indebtedness incurred by the production company in connection with the film. In addition, the independent production company is paid a production fee and generally is granted a participation in net revenues from distribution of the motion picture.

   The Distribution Cycle. Motion pictures which are released theatrically typically play in theaters for up to six months or longer following their initial release. In contrast, successful independent "art-house" films which are released on a limited basis often have substantially longer release periods than national, wide release major studio films. Concurrently with their release in the United States, motion pictures

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generally are released in Canada and may also be released in one or more other international markets. As a general matter, a motion picture which is released theatrically is typically available for distribution during its initial distribution cycle as follows:

                                               MONTHS AFTER INITIAL
                                               DOMESTIC THEATRICAL        APPROXIMATE
MARKETPLACE                                          RELEASE             RELEASE PERIOD
- -------------------------------------------  ------------------------  ------------------
Domestic theatrical ........................             --                 1-6 months
International theatrical ...................             --                6-12 months
Domestic home video (initial release)  .....         4-6 months               6 months
Domestic pay-per-view ......................         6-9 months               2 months
International video (initial release)  .....        6-12 months            6-12 months
Domestic pay television ....................       12 15 months              18 months
International television (pay or free)  ....       18-24 months           12-36 months
Domestic free television* ..................       30-33 months              1-5 years

- ------------

*  Includes network, barter syndication, syndication and basic cable.


   In general, if a film is not released theatrically in the United States and instead is released straight to domestic home video, television exploitation generally does not commence until six to eight months after such video release. Thereafter, the same general release patterns indicated in the table above typically apply. If a film "premieres" on United States pay television (which generally means that no other distribution of the film in the United States has occurred), the pay television service typically is licensed a four to six week exclusive airing period. The license will generally provide for limited airings (sometimes defined as five to eight "exhibition days" with multiple airings permitted on each "exhibition day"). The provisions of such license also usually provide for the pay television service to receive subsequent airing periods following a period in which the film can be released on video (typically a 10-to 12-month period) or sometimes even theatrically and a period when the film may be broadcast on free television.


   A substantial portion of a film's ultimate revenues are generated in a film's initial distribution cycle (generally the first five years after the film's initial domestic theatrical release). Commercially successful motion pictures, however, may continue to generate revenues after the film's initial distribution cycle from the relicensing of distribution rights in certain media, including television and home video, and from the licensing of distribution rights with respect to new media and technologies.

   Theatrical. The theatrical distribution of a motion picture, whether in the United States or internationally, involves the licensing and booking of the motion picture to theatrical exhibitors, the promotion of the picture through advertising and publicity campaigns and the manufacture of release prints from the film negative. Expenditures on these activities, particularly on promotion and advertising, are often substantial and may have a significant impact on the ultimate success of the film's theatrical release. In addition, such expenditures can vary significantly, depending upon the number of screens on which the motion picture is to be exhibited and the ability to exhibit motion pictures during peak exhibition seasons. With a release by a major studio, the vast majority of these costs (primarily advertising costs) are incurred prior to the first weekend of the film's domestic theatrical release, so there is not necessarily a correlation between these costs and the film's ultimate box office performance. In addition, the ability to distribute a picture during peak exhibition seasons, including the summer months and the Christmas holidays, and in the most popular theaters may affect the theatrical success of a picture. Films distributed theatrically by an independent film company are sometimes released on a more limited basis which in some circumstances allows the distributor to defer certain marketing costs until it is able to assess the initial public acceptance of the film.


   While arrangements for the exhibition of a film vary greatly, there are certain economic relationships generally applicable to theatrical distribution. Theater owners (the "exhibitors") retain a portion of the admissions paid at the box office ("gross box office receipts"). The share of the gross box office receipts retained by an exhibitor generally includes a fixed amount per week (in part to cover overhead), plus a percentage of receipts that escalates over time. Although these percentages vary widely, in Overseas


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Filmgroup's experience, an exhibitor's share of a particular film's revenues will generally be approximately 60% to 65% of gross box office receipts. The balance ("gross film rentals") is remitted to the distributor. The distributor then retains a distribution fee from the gross film rentals and recoups the costs incurred in distributing the film, which consist primarily of the cost of marketing and advertising and the cost of release prints for exhibition. The balance of gross film rentals, after deducting distribution fees and distribution costs recouped by the distributors ("net film rentals"), is then applied against the recoupment of any advance paid for the distribution rights (with interest thereon) and the balance is remitted to the producer or other rights owner of the film.


   Home Video. A motion picture released theatrically typically becomes available for videocassette distribution within four to six months after its initial domestic theatrical release. As indicated above, certain films may not be released theatrically and instead may initially be released to home video. Home video distribution consists of the promotion and sale of videocassettes to local, regional and national video retailers which rent or sell videocassettes to consumers primarily for home viewing. Most films are initially made available in videocassette form at a wholesale price of approximately $50 to $75 per videocassette and are sold at that price primarily to wholesalers who then sell to video rental stores at a price of approximately $75 to $105 per videocassette, which rent the cassettes to consumers. Owners of films do not share in rental income. Following the initial marketing period, selected films may be remarketed at a wholesale price of $10 to $15 or less for sale to consumers. These "sell-through" arrangements are used most often with films that will appeal to a broad marketplace or to children. A few major releases with broad appeal may be initially offered by a film company at a price designed for sell-through rather than rental when it is believed that the ownership demand by consumers will result in a sufficient level of sales to justify the reduced margin on each cassette sold. Home video arrangements in international territories are similar to those in domestic territories except that the wholesale prices may differ.


   Television. Television rights for films released theatrically are, if such films have broad appeal, generally licensed first to pay-per-view for an exhibition period within six to nine months following initial domestic theatrical release, then to pay television approximately 12 to 15 months after initial domestic theatrical release, thereafter in certain cases to free television for an exhibition period, and then to pay television again. These films are then syndicated to either independent stations or basic cable outlets. Pay-per-view allows subscribers to pay for individual programs. Pay television allows cable television subscribers to view such services as HBO/Cinemax, Showtime/The Movie Channel or Encore Media Services offered by their cable system operators for a monthly subscription fee. Pay-per-view and pay television is now delivered not only by cable, but also by satellite transmission, and films are generally licensed in both such media. Certain films which are not initially released in the domestic theatrical market may "premiere" instead on pay television followed in some circumstances by theatrical release. Groups of motion pictures are often packaged and licensed as a group for exhibition on television over a period of time and, therefore, revenues from these television licensing "packages" may be received over a period that extends beyond five years from the initial domestic theatrical release of a particular film. Motion pictures are also licensed and "packaged" by producers and distributors for television broadcast in international markets by government owned or privately owned television studios and networks. Pay television is less developed outside the United States, but is experiencing significant international growth. The prominent foreign pay television services include Canal+, Premiere, STAR TV, British Sky Broadcasting and the international operations of several U.S. cable services including HBO, the Disney Channel and Turner Broadcasting.


   Non-Theatrical and Other Rights. Films may be licensed for use by airlines, schools, public libraries, community groups, the military, correctional facilities, ships at sea and others. Music contained in a film may be licensed for sound recording, public performance and sheet music publication. Rights in motion pictures may be licensed to merchandisers for the manufacture of products such as video games, toys, T-shirts, posters and other merchandise. Rights may also be licensed to create novels from a screenplay and to generate other related book publications, as well as interactive games on such platforms as CD-ROM, CD-I or other proprietary platforms.

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                        BUSINESS OF OVERSEAS FILMGROUP

GENERAL

   Overseas Filmgroup is an independent film company which specializes in the acquisition and worldwide license or sale of distribution rights to independently produced, feature films in a wide variety of genres (including action, "art-house," comedy, drama, foreign language, science fiction and thrillers). Overseas Filmgroup has a library of distribution rights in various media and markets to over 175 feature films. See "--Flm Library of Distribution Rights" below. Most of such motion pictures have had direct negative costs between $1,000,000 and $6,000,000. This is substantially below the average direct negative cost of films produced by the major studios, which was approximately $36,400,000 in 1995.


   Overseas Filmgroup's primary focus has been the licensing of distribution rights (such as theatrical, video, pay television, free television, satellite and other rights) to foreign sub-distributors in the major international territories or regions. These activities accounted for approximately 66% of Overseas Filmgroup's total revenues in 1995. Overseas Filmgroup has been increasingly active, however, in the domestic (United States) market due to its increasing acquisition of worldwide, rather than more limited, distribution rights. Overseas Filmgroup engages directly in domestic theatrical distribution (booking motion pictures with theatrical exhibitors, arranging for the manufacture of release prints from the film negative, and promoting such motion pictures with advertising and publicity campaigns) through Overseas Filmgroup's domestic theatrical releasing division, First Look Pictures. First Look Pictures has released such films as Antonia's Line (winner of the 1996 Academy Award for Best Foreign Language Film), The Scent of Green Papaya (which was nominated for the 1994 Academy Award for Best Foreign Language Film), The Secret of Roan Inish (the critically acclaimed film by the noted director, John Sayles) and Party Girl (which Overseas Filmgroup believes was the first theatrical motion picture broadcast over the Internet).

   Overseas Filmgroup began its operations by acting primarily as a foreign sales agent, licensing distribution rights in markets outside the United States to independently produced films which were fully financed and continued to be owned by others, in exchange for a sales agency fee. Currently, Overseas Filmgroup generally acquires from independent producers the distribution rights in a film for a specified term in one or more territories and media and receives a distribution fee in connection with its licensing activities. Often Overseas Filmgroup commits to pay an independent producer a minimum guaranteed payment (a "minimum guarantee") at or after delivery of the completed film to Overseas Filmgroup, ranging from approximately $100,000 to $5,000,000 or more and representing in amount varying portions, including at times all or substantially all of a film's production costs. These minimum guarantees may enable the independent producer to obtain financing for its project and often results in Overseas Filmgroup controlling more of the distribution rights in the film and receiving more favorable distribution terms. Overseas Filmgroup also selectively produces certain of the motion pictures distributed by it, generally acquiring fully developed projects ready for pre-production and contracting out pre-production and production activities.


STRATEGY

   Overseas Filmgroup's primary strategies are to:

   o seek to limit risk by continuing to balance the methods it uses for acquiring distribution rights;

   o maintain a cost consciousness in its acquisition, financing, production and distribution activities;

   o continue to develop First Look Pictures with the goal of achieving broader theatrical distribution and exposure for its releases, which, among other things, may increase potential revenues from ancillary media and foreign markets;

   o gradually and selectively acquire rights to or produce films which have greater production values (often through offering greater creative opportunity to talent than major studios offer or as a result of larger budgets) and greater potential for more wide-spread audience appeal; and

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   o  seek both to develop relationships with emerging talent and to maintain relationships with independent producers with reputations for producing high quality films while also controlling costs.

MOTION PICTURE DISTRIBUTION

   International Distribution. Management of Overseas Filmgroup has considerable expertise in international distribution. Ellen Dinerman Little and Robert B. Little, the founders and senior executive officers of Overseas Filmgroup, have substantial experience in the business of licensing motion pictures for distribution outside the United States and have been active in international motion picture sales since 1975. Over the past 21 years, they have developed, through their foreign sales activities, relationships with distributors in most significant territories. In addition, Overseas Filmgroup is a founding member of the American Film Marketing Association which sponsors the American Film Market, one of the three major annual international film markets attended by significant international and regional distributors. Overseas Filmgroup generally participates annually with a sales office at all three major film markets (the American Film Market, the Cannes Film Festival and MIFED), as well as the major television (NAPTE, MIP, MIPCOM) and video
(VSDA) markets.

   With respect to international territories, Overseas Filmgroup licenses distribution rights in various media (such as theatrical, video, pay television, free television, satellite and other rights) to foreign sub-distributors on either an individual rights basis or grouped in various combinations of rights (which sometimes includes rights in all media). These rights are licensed by Overseas Filmgroup to numerous sub-distributors in international territories or regions either on a picture-by-picture basis or, in certain circumstances, with respect to a number of motion pictures pursuant to output arrangements. Currently, the most important international territories for Overseas Filmgroup are Japan, Germany, the United Kingdom, France, Italy, Canada, Australia, South Korea, Brazil, Spain, the Benelux countries and Scandinavia. See Note 9 of Notes to Overseas Filmgroup's Financial Statements for certain geographical information regarding Overseas Filmgroup's foreign distribution activities.


   The terms of Overseas Filmgroup's license agreements with foreign sub-distributors vary depending upon the territory and media involved and whether the agreement relates to a single motion picture or multiple motion pictures. Most of Overseas Filmgroup's license agreements provide that Overseas Filmgroup will receive a minimum guarantee from the foreign sub-distributor with all or a majority of such minimum guarantee paid prior to, or upon delivery of, the film to the sub-distributor for release in the particular territory. The remainder of any unpaid minimum guarantee is generally payable at specified intervals after delivery of the film to the sub-distributor. The minimum guarantee is recouped by the sub-distributor out of the revenues generated from exploitation of the picture in such territory. The foreign sub-distributor retains a negotiated distribution fee (generally measured as a percentage of the gross revenues generated from its distribution of the motion picture), recoups its distribution expenses and the minimum guarantee and ultimately (after recoupment by the sub-distributor of the minimum guarantee and recovery of its distribution expenses) remits to Overseas Filmgroup the remainder of any receipts in excess of the distributor's ongoing distribution fee. Overseas Filmgroup must rely on the foreign sub-distributor's ability to successfully exploit the film in order to receive any proceeds in excess of the minimum guarantee.


   In certain situations, Overseas Filmgroup does not receive a minimum guarantee from the foreign sub-distributor and instead negotiates terms which usually result, in effect, in an allocation of gross revenues between the sub-distributor and Overseas Filmgroup. Typically the terms of such an arrangement provide for the sub-distributor to retain an ongoing distribution fee (calculated as a percentage of gross receipts of the sub-distributor in the territory), recoup its expenses and pay remaining receipts in excess of the ongoing distribution fee to Overseas Filmgroup. Alternatively, such as often with respect to video rights, the terms may provide for a royalty to be paid to Overseas Filmgroup calculated as a percentage of the gross receipts of the sub-distributor from exploitation of the video rights (without deduction for the sub-distributor's distribution expenses).

   Overseas Filmgroup has entered into several output arrangements with local foreign distributors in certain territories whereby the foreign sub-distributor receives the right, typically for a specified period

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and/or a specified number of motion pictures, to distribute in a particular territory, in designated media, motion pictures released by Overseas Filmgroup. These output arrangements include agreements with Medusa Communications Ltd. in the United Kingdom and Ireland and with Bealestreet Pictures International B.V. in South Africa and certain adjoining territories, an agreement with Cinepix Film Properties Inc. in Canada and an agreement in principle with Polygram Pty Limited in Australia and New Zealand. In some circumstances, a minimum guarantee is paid by the foreign sub-distributor to Overseas Filmgroup; generally on a picture-by-picture basis with each minimum guarantee having been either pre-negotiated or computed as a stipulated percentage of the production cost or acquisition cost of each picture. Overseas Filmgroup enters into output arrangements with foreign sub-distributors which Overseas Filmgroup believes have the ability to make the recurring payments. Nevertheless, in certain instances foreign sub-distributors encounter financial difficulties that may preclude timely payment, and as a result Overseas Filmgroup may be forced to terminate or renegotiate output agreements.

   Domestic Distribution. Overseas Filmgroup has increasingly obtained domestic distribution rights to films. From January 1, 1995 through June 30, 1996, various distribution rights in approximately 23 films, including various domestic distribution rights in 14 films, became available for the first time to Overseas Filmgroup for licensing or distribution. Overseas Filmgroup exploits its domestic distribution rights in a variety of ways. In 1993, Overseas Filmgroup's domestic theatrical releasing operation, First Look Pictures, was established. Not all of the films distributed by Overseas Filmgroup, however, receive domestic theatrical release by First Look Pictures or otherwise. Some films are licensed by Overseas Filmgroup to domestic sub-distributors for release directly on video or, in certain circumstances, Overseas Filmgroup licenses directly to the pay television services for "premiere" on pay television (cable and/or satellite). Of the 14 films which first became available to Overseas Filmgroup for licensing or distribution between January 1, 1995 and June 30, 1996 and in which Overseas Filmgroup controls various domestic distribution rights, five were (or are currently intended to be) released theatrically (all by First Look Pictures), three premiered (or are intended to premiere) on pay television and six were (or are intended to be) released directly to video.

   In March 1996, Overseas Filmgroup entered into an output arrangement for domestic video rights with BMG Video, an affiliate of the international entertainment company Bertelsmann Music Group. This arrangement covers, subject to certain conditions, twelve specified films, including Antonia's Line and Infinity, and also generally any film delivered to Overseas Filmgroup prior to December 31, 1996 (or December 31, 1997 in the event Overseas Filmgroup and BMG Video mutually elect to renew the term for an additional year). Films for which Overseas Filmgroup sells all domestic rights to a single company may be excluded from this arrangement at Overseas Filmgroup's election. The first film released by BMG Video under this arrangement, One Good Turn, was made available to retail video stores on September 3, 1996 and Antonia's Line will be made available by BMG to retail video stores in October 1996. Under this agreement, BMG Video receives exclusive video distribution rights in the United States and certain related territories, including Puerto Rico and the U.S. Virgin Islands, with respect to each film for a five-year period following video release. BMG Video has agreed to pay Overseas Filmgroup an overall advance, as well as to provide minimum guarantees with respect to each film. Under this arrangement, BMG Video will deduct a varying distribution fee based upon a negotiated percentage of its gross receipts from exploitation of the video rights of each film, recoup its distribution costs and the minimum guarantee, and remit any remaining receipts to Overseas Filmgroup in excess of BMG Video's ongoing distribution fee. In the event this output arrangement is not extended, management of Overseas Filmgroup will seek to obtain another domestic video output arrangement, although there can be no assurance that any new arrangement, if obtained, will be on terms similar to its arrangement with BMG Video.


   In addition to its output arrangement with BMG Video, Overseas Filmgroup licenses distribution rights directly to pay television services including HBO, Showtime and Encore, as well as smaller services, including pay-per-view services. Although Overseas Filmgroup has not engaged in significant licensing or syndication of domestic free television rights except as part of a license of rights in multiple media, it controls these rights to a significant portion of the films in its library. In those circumstances where

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Overseas Filmgroup has licensed such television rights separately from other rights, Overseas Filmgroup has typically licensed these rights under terms which provide for no minimum guarantee to be paid to Overseas Filmgroup, but for all revenues to be paid to Overseas Filmgroup in excess of a distribution fee for the sub-distributor.

   In some cases, Overseas Filmgroup will license the right to distribute a film domestically in multiple media to a major studio, a division of a major studio, or an independent distributor. Although the terms of such licenses vary, typically Overseas Filmgroup will be paid a minimum guarantee. The sub-distributor then retains a distribution fee (measured as a percentage of the gross receipts received by the sub-distributor from exploitation of the film), recoups its distribution costs and the advance paid to Overseas Filmgroup, and ultimately remits to Overseas Filmgroup the remainder of any receipts in excess of an ongoing distribution fee. See "THE MOTION PICTURE INDUSTRY --Motion Picture Distribution."


   First Look Pictures. Overseas Filmgroup, from its Los Angeles offices, directly distributes some of the motion pictures for which it controls domestic rights to theaters throughout the United States under the name First Look Pictures. Although many of First Look Pictures's upcoming releases are intended to appeal to a wide audience, most of the nine First Look Pictures releases to date have been foreign language films, "art-house" films and other specialized motion pictures generally characterized by underlying literary and artistic elements intended to appeal primarily to sophisticated audiences. Specialized motion pictures can have crossover commercial potential as well. For example, The Secret of Roan Inish --directed by John Sayles, while aimed at the traditional specialized film audience, had elements which management of Overseas Filmgroup believes appealed to a wider audience.


   Films distributed theatrically in the United States by First Look Pictures are typically released on a limited basis (initially less than 100 screens). Films released by First Look Pictures on a limited basis are typically released first in selected cities, and then often in new cities or regions. Releasing a film initially in only selected cities allows management to assess the initial public acceptance of the film and weigh the likelihood of success of further release against the costs involved before determining whether to expand the release. In some circumstances, films are released in new cities as prints become available from cities where the engagement has closed, reducing the number of prints needed and the aggregate cost of such prints. Releasing a film on a limited basis can also provide other advantages, such as reducing or eliminating the need for widespread national advertising. Films released theatrically in the United States on a national, wide release basis (on generally 1,500 to 2,500 screens initially) require significantly greater expenditures for prints and advertising. In select circumstances, Overseas Filmgroup may release appropriate films with more mass market appeal on a wide release basis either through First Look Pictures or, more likely, by licensing such film to a domestic distributor with more significant financial resources. The Prophecy, which was financed and acquired by Overseas Filmgroup (which also owns the copyright), was licensed by Overseas Filmgroup to Miramax, an affiliate of The Walt Disney Company, and released nationwide in 1995 on approximately 1,600 screens.


   The cost to First Look Pictures to distribute a specialized motion picture or "art-house" film on a limited-release basis has in the past typically ranged from approximately $100,000 to $2,000,000, although in the future these costs may exceed such range. Expenditures for prints, marketing and advertising represent a substantial portion of the costs of releasing a film. Costs for prints, marketing and advertising for the three films released by First Look Pictures from January 1, 1995 through June 30, 1996 averaged approximately $1,300,000. In connection with the acquisition of domestic theatrical rights to a film, Overseas Filmgroup sometimes commits to spend a minimum amount for prints and advertising costs. These costs are in addition to the direct production or acquisition costs and other distribution expenses of such films. Although First Look Pictures may at times utilize standard broadcast television advertising, First Look Pictures typically supports its limited releases with local newspaper and some cable television advertising. First Look Pictures also relies on national publicity, such as reviews in national publications or articles and appearances of the film's principal artists on radio and television talk shows. In contrast, distributors of national, wide release films must rely primarily upon expensive national advertising campaigns, including substantial television advertising, to attract theatergoers.


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   Management of Overseas Filmgroup believes that it benefits in several ways by theatrically distributing films in the United States directly through First Look Pictures. The domestic theatrical success of a motion picture can be a significant factor in generating revenues from distribution of the motion picture in ancillary media and foreign markets. For example, retail video stores have been increasingly purchasing fewer copies of videocassettes of motion pictures that have not been theatrically released. See "RISK FACTORS
- --Significant Changes in the Motion Picture Industry." In addition, Overseas Filmgroup believes it is generally able to obtain more favorable distribution terms in its agreements with foreign sub-distributors and domestic sub-distributors in other media with respect to motion pictures that have been theatrically released in the United States. Management of Overseas Filmgroup believes that, in some cases, its First Look Pictures operations enable Overseas Filmgroup to achieve domestic theatrical release for films that might not otherwise be released in U.S. theaters. Overseas Filmgroup also believes that by theatrically releasing films itself in the United States, it can manage, often more effectively than an unaffiliated distributor, the timing and marketing of a film's theatrical release. As a result, even if Overseas Filmgroup does not recoup all of its marketing, advertising and print costs from a First Look Pictures' release, Overseas Filmgroup believes it can often obtain greater overall revenues and achieve an overall profit on such films through increased revenues in ancillary and foreign markets.


   From January 1, 1995 through September 15, 1996, First Look Pictures released the following motion pictures. First Look Pictures anticipates releasing three additional films in 1996.


                                    RELEASED


                                                                                        RELEASE DATE AND
            TITLE                MAJOR CREATIVE ELEMENTS             STORYLINE          DOMESTIC BOX OFFICE RECEIPTS
- ----------------------------  ---------------------------  ---------------------------- --------------------------------
The Secret of Roan Inish      Director: John Sayles         A magical tale of a    Released in February 1995 with
                                (Lone Star, City of Hope,    girl whose search for her    domestic box office receipts of
                                Eight Men Out, Return e      missing baby brother brings  approximately $5,880,000.
                                of the Secaucus Seven).      an Irish legend to life.
                              Cast: John Lynch (In the
                                Name of the Father).

Party Girl                    Director: Daisy Von           A screwball comedy for the   Released in June 1995 with
                                Scherler Mayer;             '90's. Torn between the      domestic box office receipts of
                              Cast: Parker Posey (Sleep     high-drama/ low fashion      approximately $461,000.
                                 With Me, Dazed and         world of nightclubs and
                                 Confused).                 DJ's and the tedious
                                                            reliability of a career as
                                                            a librarian, a spirited
                                                            young woman takes the
                                                            painful climb to
                                                            self-knowledge.

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


                                                                                        RELEASE DATE AND
            TITLE                MAJOR CREATIVE ELEMENTS             STORYLINE          DOMESTIC BOX OFFICE RECEIPTS
- ----------------------------  ---------------------------  ---------------------------  --------------------------------
Antonia's Line                Director: Marleen Gorris;    A celebration of the         Released in February 1996 with
                                (Mrs. Dalloway) Cast:      universal power of women     domestic box office receipts
                                Willeke van Ammelrooy.     and family ties. Winner of   through September 15, 1996 of
                                                           the 1996 Academy Award for   approximately $3,725,000. To
                                                           Best Foreign Language Film.  continue in domestic theatrical release until expected video
                                                                                        release in October 1996.
The Big Squeeze               Director:                    In this modern-day fable,    Released on September 6, 1996
                                Marcus DeLeon; Cast: Lara  a devilishly clever scam     with domestic box office
                                Flynn Boyle (Threesome,    twists and turns through     receipts through September 15,
                                Twin Peaks), Danny Nucci   love, lust, jealously and    1996 of approximately $35,000.
                               (The Rock, Eraser), Peter   betrayal until destiny
                                Dobson (The Frighteners).  plays its hand.

                               UPCOMING RELEASES


                                                                                                ESTIMATED DOMESTIC
             TITLE                 MAJOR CREATIVE ELEMENTS                STORYLINE             THEATRICAL RELEASE DATE
- -----------------------------  -----------------------------  --------------------------------  ---------------------------
Infinity                       Director:                      A love story about the brilliant  Fall 1996
                                 Matthew Broderick; Cast:     young scientist,Richard Feynman
                                 Matthew Broderick (Cable     and the girl of his dreams,
                                 Guy, Ferris Bueller's Day    Arline Greenbaum, set against
                                 Off and Broadway's How to    the backdrop of World War II and
                                 Succeed in Business Without  his work on the Atomic bomb.
                                 Really Trying), Patricia     Feynman won the Nobel Prize for
                                 Arquette (Beyond Rangoon,    physics in 1965.
                                 True Romance).

Bitter Sugar (Azucar Amarga)   Writer/Director:               Living in the volatile,           Fall 1996
                                 Leon Ichaso (Federal Hill)   modern-day Havana, an idealistic
                               Cast: Rene Lavan (One Life to  honor student falls in love with
                                 Live), Mayte Vilan (The      a beautiful dancer with
                                 Specialist).                 radically opposite political
                                                              views.

johns                          Director:                      A dark comic drama about two      Fall 1996
                                 Scott Silver Cast: Lukas     hustlers working the dirty,
                                 Haas (Mars Attacks, Witness) sun-scorched pavements of
                                 and David Arquette           Hollywood's Santa Monica Blvd.
                                 (Beautiful Girls, Wild Bill,
                                 Buffy the Vampire Slayer).

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

                                                                                                ESTIMATED DOMESTIC
             TITLE                 MAJOR CREATIVE ELEMENTS                STORYLINE             THEATRICAL RELEASE DATE
- -----------------------------  -----------------------------  --------------------------------  ---------------------------
The Designated Mourner         Writer:                        Straight from the National        Spring 1997
                                 Wallace Shawn (My Dinner     Theatre in London, the film
                                 With Andre) Director: David  captures a three way
                                 Hare (Damage) Cast: Mike     conversation in which the
                                 Nichols (acclaimed director  characters (a snobbish father,
                                 of The Graduate, Birdcage    pretentious daughter and her
                                 and Postcards from the       middlebrow boyfriend) debate the
                                 Edge), Miranda Richardson    emotional and intellectual
                                 (The Crying Game, Damage).   bankruptcy of high culture in
                                                              the modern world.

A Brother's Kiss               Director:                      Headstrong and hot-tempered, a    Spring 1997
                                 Seth Zvi Rosenfeld Cast:     man down on his luck falls in
                                 John Leguizamo (Executive    with the wrong people. His
                                 Decision, The Fan), Cathy    brother, an NYPD officer, is
                                 Moriarty (Casper, Raging     torn between loyalty to his
                                 Bull), Rosie Perez (White    uniform and the person who
                                 Men Can't Jump), Marisa      protected him as a kid on the
                                 Tomei (My Cousin Vinny).     tough streets of NY.

Slaves to the Underground      Director:                      Set against the Seattle "grunge   Spring 1997
                                 Kristine Peterson Cast:      rock" scene, a young girl named
                                 Molly Gross, Marisa Ryan.    Shelly is growing up in a
                                                              confused world.

This is the Sea                Director:                      Beneath the calm of a truce in    Spring 1997
                                 Mary McGuckian (Words on a   Northern Ireland, two young
                                 Window Pane); Cast: Richard  lovers, mindful only of the
                                 Harris (The Field, Patriot   present peace, struggle to
                                 Games), Gabriel Byrne (The   sustain a relationship that is
                                 Usual Suspects, Little       tragically threatened by forces
                                 Women), John Lynch (In the   beyond their control.
                                 Name of the Father, The
                                 Secret of Roan Inish).


   There can be no assurance that any of the pictures scheduled for release by First Look Pictures in 1996 or thereafter will actually be released or released in accordance with the anticipated schedule set forth above. The motion picture business is subject to numerous uncertainties, including financing requirements, personnel availability and the release schedule of competing films. In addition, there can be no assurance that the motion pictures scheduled for release but which are not yet completed will necessarily involve all of the creative elements and artists listed above.

ACQUISITION OF RIGHTS, PRODUCTION AND FINANCING

   Overseas Filmgroup acquires distribution rights from a large variety of independent production companies and producers. Overseas Filmgroup generally acquires distribution rights to single films, as

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

compared to acquiring films pursuant to multi-picture acquisition agreements with independent film companies or producers. Overseas Filmgroup commits to acquire rights to motion pictures at various stages in the completion of a film, from films completed and ready for release to developed (or undeveloped) film projects for which Overseas Filmgroup may arrange financing and/or production services to complete. In acquiring rights, Overseas Filmgroup generally seeks to obtain rights to commercially appealing motion pictures with substantially lower direct negative costs than motion pictures released by the major studios. The films distributed by Overseas Filmgroup have generally had direct negative costs ranging from $1,000,000 to $6,000,000, although, from time to time, Overseas Filmgroup may acquire rights to, or produce, motion pictures with direct negative costs above or below such range.


   In certain circumstances, Overseas Filmgroup acquires limited distribution or sales rights and, in other circumstances, acquires worldwide rights (sometimes including the copyright) to such films. Generally, this depends upon whether Overseas Filmgroup agrees to pay the producer or other owner of rights in the film (the "rights owner") a substantial minimum guarantee. As part of its acquisition of theatrical, video and/or television distribution rights, Overseas Filmgroup may obtain rights to exploit ancillary rights, such as music or sound track rights, merchandising rights, or rights to produce computer or video games, CD-ROMs or other interactive media products. Although Overseas Filmgroup may license such rights to sub-distributors, historically Overseas Filmgroup has not derived any significant revenues from these ancillary rights. See "--Film Library of Distribution Rights" below.


   In its initial years of operations, Overseas Filmgroup would typically negotiate to be appointed as the sales agent for a particular motion picture to license, on behalf of the rights owner, distribution rights in the film to various distributors for exploitation on a territory-by-territory basis. In exchange for its services as sales agent, Overseas Filmgroup would be entitled to a sales agency fee which typically has ranged from approximately 10% to 25% of the gross revenues from resulting licenses or sales. In such circumstances, Overseas Filmgroup generally advances limited funds toward the marketing and distribution of the film (historically ranging from approximately $50,000 to $100,000). Overseas Filmgroup now enters into such arrangements much less frequently.

   In some circumstances, Overseas Filmgroup acts in much the same manner as a sales agent but, rather than licensing or selling distribution rights to a film to a third party on behalf of the rights owner, Overseas Filmgroup itself licenses distribution rights to the film from the rights owner for exploitation by Overseas Filmgroup for a given term in a given territory (or territories) and media. The remainder of this arrangement (the fee structure and funds provided for marketing and distribution) remains similar to that of a sales agency. Overseas Filmgroup generally prefers to enter into this type of distribution arrangement than a sales agency arrangement because it receives an actual license of the distribution rights which can serve as collateral for loans and provide other benefits to Overseas Filmgroup.

   In both a sales agency arrangement and the distribution arrangement described above, the amounts payable by Overseas Filmgroup to the rights owner depend upon the success of Overseas Filmgroup in distributing the film and the financial performance of the film itself. In acquiring distribution rights to a completed or incomplete film, however, Overseas Filmgroup will sometimes agree to pay the rights owner a minimum guarantee that is independent of the financial performance of the film. Historically, these minimum guarantees paid by Overseas Filmgroup have ranged from approximately $100,000 to $5,000,000, although in some circumstances they may exceed such amounts. A minimum guarantee may be payable in full at the time of delivery of the completed film to Overseas Filmgroup as in a typical negative pickup or in installments following complete delivery of the film to Overseas Filmgroup, depending upon the particular arrangement. The rights owner may also receive additional payments as a result of Overseas Filmgroup's exploitation of the distribution rights to the film. After receiving a distribution fee (generally a percentage of gross receipts from exploitation of the distribution rights) and recovering its distribution expenses and minimum guarantee, Overseas Filmgroup pays the remainder of revenues in excess of an ongoing distribution fee to the rights owner. Overseas Filmgroup typically receives a larger share of gross receipts from the distribution of motion pictures for which it has provided a minimum guarantee than when it does not. In addition, at times the minimum guarantee paid by Overseas Filmgroup may represent, in amount, all or a substantial portion of the film's production costs.

                                      102

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

In those circumstances, such as a typical negative pickup entered into by Overseas Filmgroup, Overseas Filmgroup generally receives worldwide distribution rights in all media and generally will also obtain ownership of copyright to the film, with the production company from which Overseas Filmgroup acquired the rights receiving a production fee and generally a participation in net revenues from distribution of the motion picture.

   Overseas Filmgroup's commitment to pay a minimum guarantee with respect to films that have not begun production often enables the production company or producer to obtain financing for its project, if needed. In some cases, Overseas Filmgroup's contractual commitment to pay a minimum guarantee upon delivery of a film serves as sufficient collateral for a bank to lend production funds. The bank will typically insure delivery of the film to Overseas Filmgroup by the purchase of a completion guaranty. In order to enable the production company or producer to borrow production funding, it may also be necessary for Overseas Filmgroup to secure its purchase or acquisition commitment, which it generally does by obtaining the issuance of a letter of credit from Overseas Filmgroup's primary lender, Coutts & Co., a subsidiary of National Westminster Bank plc. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP --Liquidity and Capital Resources." In certain situations, the production company or producer of a film may initially obtain funds from other distribution companies which obtain distribution rights in certain media or territories (for example, the domestic distribution rights or distribution rights in Japan), from accessing foreign governmental film industry incentive programs (such as programs offered in the past by England, Canada, Australia and New Zealand) or by using its own resources or other resources available to it, and then subsequently approach Overseas Filmgroup to supply the remaining funds necessary to complete or co-finance the film in exchange for Overseas Filmgroup's obtaining the remaining distribution rights to the motion picture. In order to fund the acquisition costs of the films for which it acquires rights, Overseas Filmgroup relies primarily on: (i) its credit facility with Coutts & Co.; (ii) other lenders willing to finance the contractual minimum guarantee obligations of Overseas Filmgroup to the film's producers or rights owner, (iii) working capital; and (iv) pre-sales (minimum guarantees obtained from sub-distributors who have licensed rights to the film from Overseas Filmgroup).


   Of the 16 completed films which first became available to Overseas Filmgroup for distribution in 1995, three films, with average direct negative costs of approximately $2,500,000, were produced by Overseas Filmgroup through various production companies controlled by Overseas Filmgroup and to which Overseas Filmgroup provided all or substantially all of the production funds through various financing arrangements such as minimum guarantee commitments and negative pickups. Distribution rights to four additional such films (including one co-production) became available to Overseas Filmgroup in the first six months of 1996 and four additional such films (including one co-production) are currently in production or post-production. Typically, Overseas Filmgroup's production subsidiaries obtain production financing by obtaining production loans using Overseas Filmgroup's minimum guarantee commitment as collateral, at times secured by a letter of credit issued under Overseas Filmgroup's credit facility. Overseas Filmgroup attempts to minimize the risks associated with its development and production activities in a variety of ways. Overseas Filmgroup does not maintain a substantial staff of creative or technical personnel. Overseas Filmgroup also does not own or operate sound stage and related production facilities generally referred to as a "studio" and does not have the fixed payroll, general and administrative and other expenses resulting from ownership of a studio. In addition, Overseas Filmgroup generally attempts to acquire fully developed projects ready for pre-production, with when feasible, completed scripts and directors and/or cast members who are committed to or are interested in the project. Many projects also have a producer involved or committed. However, if at the time of acquisition by Overseas Filmgroup of rights in a project, a producer is not formally or informally committed to a project. Overseas Filmgroup also may engage a production services company to supervise and arrange all pre-production, production and post-production activities in exchange for a production fee and a participation in net revenues from the film. Overseas Filmgroup typically will arrange for a production services company with whom Overseas Filmgroup has previously worked to be engaged to provide such production services on the project. Overseas Filmgroup has and seeks relationships with independent producers with reputations and experience producing quality films efficiently with controlled costs.


                                      103

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


Overseas Filmgroup also seeks to work with emerging talent seeking the opportunity to gain experience in the industry. For example, Greg Widen (who wrote Backdraft and Highlander) directed his first feature, The Prophecy, for Overseas Filmgroup, which was released by Miramax in September 1995 on over 1,600 screens. Roland Emmerich (who directed Independence Day, Stargate and Universal Soldier) directed two of his first features, Ghostchase and Moon 44, for Overseas Filmgroup, and Matthew Broderick (the actor known for his work in Glory, Ferris Bueller's Day Off and winning his second Tony Award for the Broadway play How to Succeed in Business Without Really Trying) directed his first film for Overseas Filmgroup entitled Infinity.

   The following chart provides certain information regarding completed motion pictures first made available to Overseas Filmgroup for distribution between January 1, 1995 and August 31, 1996. For purposes of the chart, "Sales Agency" refers to those situations where Overseas Filmgroup licenses distribution rights to third parties on behalf of the rights owner; "Straight Distribution" refers to those situations where Overseas Filmgroup itself licenses distribution rights to a film from the rights owner for exploitation by Overseas Filmgroup for a given term in a given territory (or territories) and media; "Minimum Guarantee" refers to those situations where Overseas Filmgroup acquires rights to a film in exchange for an agreement by Overseas Filmgroup to pay a minimum guaranteed amount upon (or after) delivery of the film to Overseas Filmgroup for exploitation; "Negative Pickup" refers to those situations where, upon payment of the minimum guarantee, Overseas Filmgroup acquires worldwide rights in all media, including copyright ownership; and "Minimum P&A Commitment" refers to those situations where, as part of its acquisition of rights, Overseas Filmgroup commits to spend a minimum amount on prints and advertising in connection with domestic theatrical release of the film. The chart includes acquisitions of rights from unaffiliated production companies or other rights owners, as well as from production companies owned or controlled by Overseas Filmgroup.



 MOTION PICTURE TITLE              GENRE           TYPE OF ACQUISITION            TERRITORIES ACQUIRED       SELECTED CAST
- ----------------------------  --------------  ---------------------------  --------------------------------  ----------------------
Fist of the North Star        Action          Negative Pickup              World, including copyright        Gary Daniels (Rage),
                                                                           ownership                         Costas Mandylor
                                                                                                             (Picket Fences), Chris
                                                                                                             Penn (Mulholland
                                                                                                             Falls, Reservoir Dogs)

No Way Back                   Action          Negative Pickup              World, including copyright        Russell Crowe
                                                                           ownership                         (Virtuosity, The Quick
                                                                                                             and the Dead)

One Good Turn                 Suspense/       Negative Pickup              World, including copyright        Suzy Amis (Titanic,
                              Thriller                                     ownership                         The Usual Suspects)

Shortcut to Paradise          Drama           Minimum Guarantee            World, excluding Spain,           Charles Dance (Last
                                                                           Portugal, Puerto Rico, the        Action Hero, Alien 3)
                                                                           United States and Canada          , Assumpta Serna (The
                                                                                                             Craft, Wild Orchid)

Comfortably Numb              Drama           Straight Distribution        World, excluding the United       Dana Ashbrook (Twin
                                                                           States, English-language Canada,  Peaks: Fire Walk
                                                                           and Pakistan                      With Me)

Condition Red                 Drama           Straight Distribution        World, excluding the United       James Russo (Bad
                                                                           States and Canada, Finland,       Girls, My Own Private
                                                                           television in German-speaking     Idaho), Cynda Williams
                                                                           Europe and French-speaking        (The Tie that Binds,
                                                                           territories                       Mo' Better Blues)

Playmaker                     Thriller        Sales Agency                 World, excluding the United       Jennifer Rubin
                                                                           States and Canada (subject to     (Screamers, The Crush)
                                                                           prior licenses in certain
                                                                           territories)

Dead Badge                    Action          Sales Agency                 World, excluding the United       Olympia Dukakis (Mr.
                                                                           States (subject to prior          Holland's Opus,
                                                                           licenses in certain territories)  Moonstruck)

                                      104



MOTION PICTURE TITLE               GENRE           TYPE OF ACQUISITION            TERRITORIES ACQUIRED       SELECTED CAST
- ----------------------------  --------------  ---------------------------  --------------------------------  ----------------------
The Break                     Family/ Drama   Straight Distribution        World, excluding the United       Vincent Van Patten,
                                                                           States and English-speaking       Rae Dawn Chong (Power
                                                                           Canada                            of Attorney, The
                                                                                                             Color Purple), Martin
                                                                                                             Sheen (American
                                                                                                             President, WallStreet)

Manhattan Merengue            Music/ Dance    Straight Distribution        World, excluding Puerto Rico and  Lumi Cavazos (Bottle
                              Drama                                        the Dominican Republic            Rocket, Like Water
                                                                                                             For Chocolate)

Girl in a Cadillac            Romantic        Minimum Guarantee            World, excluding the United       Erika Eleniak (The
                              Comedy/                                      States and English-speaking       Beverly Hillbillies,
                              Adventure                                    Canada                            Under Siege)

Pharaoh's Army                Civil War       Straight Distribution        World, excluding the United       Kris Kristofferson
                              Drama                                        States and Canada                 (Lone Star, A Star
                                                                                                             is Born)

Boston Kickout                Drama           Minimum Guarantee            World, excluding the United       John Simm, Emer
                                                                           Kingdom                           McCourt

Party Girl                    Comedy          Minimum Guarantee, plus      World                             Parker Posey (Sleep
                                              Minimum P&A Commitment                                         With Me, Dazed and
                                                                                                             Confused)

The Secret of Roan Inish      Art-house       Minimum P&A Commitment       World, excluding video and        Directed by John
                                                                           television in the United States   Sayles (Lone Star,
                                                                           and English-speaking Canada       Return of the Secaucus
                                                                                                             Seven), John Lynch (In
                                                                                                             the Name of the Father)

Antonia's Line                Art-house       Minimum Guarantee, plus      U.S. and English-speaking Canada  Directed by Marleen
                                              Minimum P&A Commitment       only                              Gorris (Mrs. Dalloway)

Infinity                      Drama           Negative Pickup              World including copyright         Matthew Broderick
                                                                           ownership                         (Glory, Broadway's How
                                                                                                             to Succeed in
                                                                                                             Business Without
                                                                                                             Really Trying),
                                                                                                             Patricia Arquette
                                                                                                             (Beyond Rangoon,
                                                                                                             True Romance)

Back to Back                  Action          Negative Pickup              World including copyright         Michael Rooker
                                                                           ownership                         (Tombstone,
                                                                                                             Cliffhanger)

Downhill Willie               Comedy          Minimum Guarantee            World, excluding U.S. and Canada  Keith Coogan
                                                                                                             (Adventures in
                                                                                                             Babysitting), Estelle
                                                                                                             Harris (Seinfeld)

The Big Squeeze               Romantic Caper  Negative Pickup              World including copyright         Lara Flynn Boyle
 (a.k.a. Body of a Woman)                                                  ownership                         (Twin Peaks), Danny
                                                                                                             Nucci (The Rock)

Mesmer                        Historical      Straight Distribution        World, excluding Canada, German   Alan Rickman (Sense
                              Drama                                        speaking Europe                   and Sensibility, Die
                                                                           and Poland                         Hard)

Scorpion Spring               Drama           Straight Distribution        World, excluding South Africa,    Matthew McConaughey
                                                                           United States and Canada          (A Time to Kill, Lone
                                                                                                             Star)

johns                         Drama           Minimum Guarantee, plus      World                             Lukas Haas (the
                                              Minimum P&A Commitment                                         upcoming Mars Attacks,
                                                                                                             Rambling Rose,
                                                                                                             Witness), David
                                                                                                             Arquette(Beautiful
                                                                                                             Girls, Wild Bill,
                                                                                                             Buffy the Vampire
                                                                                                             Slayer), Elliott
                                                                                                             Gould (Bugsy)

                                      105



MOTION PICTURE TITLE               GENRE           TYPE OF ACQUISITION            TERRITORIES ACQUIRED       SELECTED CAST
- ----------------------------  --------------  ---------------------------  --------------------------------  ----------------------
Red Hot                       Rock-n-         Minimum Guarantee            Selected Territories outside the  Balthazar Getty (White
                              Roll Love                                    United States                     Squall, Judge Dredd),
                              Story                                                                          Hugh O'Conor (My
                                                                                                             Left Foot), Donald
                                                                                                             Sutherland (A Time to
                                                                                                             Kill, Outbreak)


FILM LIBRARY OF DISTRIBUTION RIGHTS


   Overseas Filmgroup's film library consists of rights to a broad range of films, most of which were produced since 1980. As of August 31, 1996, Overseas Filmgroup had various distribution rights to over 175 motion pictures (including approximately 60 motion pictures in which Overseas Filmgroup owns an interest in the copyright and approximately 55 motion pictures for which Overseas Filmgroup acts as sales agent on behalf of the producer or other owner of rights in the film). Overseas Filmgroup's distribution rights generally range from 12 to 25 years or more from the date of acquisition, and typically extend to many, if not all, media of exhibition worldwide or in specified territories.

   In addition to exploitation of distribution rights to motion pictures in its library in the major media (theatrical, video and television), in certain situations Overseas Filmgroup is able to exploit various ancillary rights in such films. For example, in March 1996 Overseas Filmgroup sold the rights to produce a sequel of The Prophecy for $675,000. Additionally, Party Girl, a motion picture released by First Look Pictures in 1995, is the basis for a new Fox Television series being produced by Warner Bros. Television. Overseas Filmgroup has an agreement in principle, subject to documentation, to earn a pilot fee, royalty, net profit participation and credit with respect to the series. Overseas Filmgroup has also arranged for the music in several motion pictures it has distributed to be released as soundtrack recordings (including The Secret of Roan Inish, Party Girl, The Big Squeeze, and Infinity). Although exploitation of these soundtrack and other ancillary rights has not generated significant revenues for Overseas Filmgroup to date, Overseas Filmgroup's ownership or control of ancillary rights to motion pictures in its library (including interactive rights, remake rights and merchandising rights, among others) may provide future sources of additional revenues.


MAJOR CUSTOMERS

   Since January 1, 1993, only three customers have accounted for more than 10% of Overseas Filmgroup's revenues in any full fiscal year: Columbia/TriStar and its affiliates in 1995 with $4,366,246 (or 20.1%), Miramax Film Corporation in 1994 with $3,000,000 (or 14.5%) and Twentieth Century Fox in 1993 with $2,850,000 (or 15.9%).

EMPLOYEES


   At August 31, 1996, Overseas Filmgroup employed a total of 46 full-time employees and two part-time employees. Certain subsidiaries of Overseas Filmgroup are, for certain films, subject to the terms in effect from time to time of various industry-wide collective bargaining agreements, including the Writers Guild of America, the Directors Guild of America, the Screen Actors Guild and the International Alliance of Theatrical Stage Employees. In certain circumstances, Overseas Filmgroup also assumes a production company's obligation to pay residuals to these various guilds and unions. A strike, job action or labor disturbance by the members of any of these organizations could have a material adverse effect on the production of a motion picture within the United States. These organizations have all engaged in strikes and similar activities. Overseas Filmgroup believes that its current relationship with its employees is satisfactory.


COMPETITION

   Motion picture distribution, finance and production are highly competitive businesses. The competition comes from both companies within the same business and companies in other entertainment media which create alternative forms of leisure entertainment. Overseas Filmgroup competes with major film studios (including The Walt Disney Company, Paramount Pictures Corporation, Universal Pictures, Columbia Pictures, Tri-Star Pictures, Twentieth Century Fox, Warner Brothers Inc. and MGM/UA) and

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

their affiliates (including such previously independent companies as Miramax and New Line Cinema) which are dominant in the motion picture industry. Overseas Filmgroup also competes with numerous independent motion picture production and distribution companies, as well as numerous foreign motion picture production and distribution companies. Many of the organizations with which Overseas Filmgroup competes have significantly greater financial and other resources than does Overseas Filmgroup. Overseas Filmgroup's ability to compete successfully depends upon the continued availability of independently produced, domestic and foreign motion pictures and Overseas Filmgroup's ability to identify and acquire distribution rights and to distribute motion pictures successfully. A number of formerly independent motion picture companies have been acquired in recent years by major entertainment companies. See "THE MOTION PICTURE INDUSTRY --General." These recent transactions have significantly increased competition for the acquisition of distribution rights to independently produced motion pictures.

   Films distributed or financed by Overseas Filmgroup also compete for audience acceptance and exhibition outlets with motion pictures distributed and produced by other companies. As a result, the success of any of the films distributed or financed by Overseas Filmgroup is dependent not only on the quality and acceptance of that particular film, but also on the quality and acceptance of other competing films released into the marketplace at or near the same time.

REGULATION

   In 1994, the United States was unable to reach agreement with its major international trading partners to include audio-visual works, such as television programs and motion pictures, under the terms of the General Agreement on Trade and Tariffs Treaty ("GATT"). The failure to include audiovisual works under GATT allows many countries (including members of the European Union, which consists of Belgium, Denmark, Germany, Greece, Spain, France, Ireland, Italy, Luxembourg, The Netherlands, Portugal and the United Kingdom) to continue enforcing quotas that restrict the amount of United States produced television programming which may be aired on television in such countries. The Council of Europe has adopted a directive requiring all member states of the European Union to enact laws specifying that broadcasters must reserve a majority of their transmission time (exclusive of news, sports, game shows and advertising) for European works. The directive does not itself constitute law, but must be implemented by appropriate legislation in each member country. In addition, France requires that original French programming constitute a required portion of all programming aired on French television. These quotas generally apply only to television programming and not to theatrical exhibition of motion pictures, but quotas on the theatrical exhibition of motion pictures could also be enacted in the future. There can be no assurance that additional or more restrictive theatrical or television quotas will not be enacted or that countries with existing quotas will not more strictly enforce such quotas. Additional or more restrictive quotas or more stringent enforcement of existing quotas could materially and adversely affect the business of Overseas Filmgroup by limiting the ability of Overseas Filmgroup to exploit fully its rights in motion pictures internationally and, consequently, to assist or participate in the financing of such motion pictures.

   Distribution rights to motion pictures are granted legal protection under the copyright laws of the United States and most foreign countries, which laws provide substantial civil and criminal sanctions for unauthorized duplication and exhibition of motion pictures. Motion pictures, musical works, sound recordings, art work, still photography and motion picture properties are separate works subject to copyright under most copyright laws, including the United States Copyright Act of 1976, as amended. Management of Overseas Filmgroup is aware of reports of extensive unauthorized misappropriation of videocassette rights to motion pictures, which may include motion pictures distributed by Overseas Filmgroup. Motion picture piracy is an industry-wide problem. The MPAA, an industry trade association, operates a piracy hotline and investigates all reports of such piracy. Depending upon the results of such investigations, appropriate legal action may be brought by the owner of the rights. Depending upon the extent of the piracy, the Federal Bureau of Investigation may assist in these investigations and related criminal prosecutions.

   Motion picture piracy is an international as well as a domestic problem. Motion picture piracy is extensive in many parts of the world, including South America, Asia (including Korea, China and Taiwan), the countries of the former Soviet Union and other former Eastern bloc countries. In addition to the MPAA, the Motion Picture Export Association, the American Film Marketing Association and the American Film Export Association monitor the progress and efforts made by various countries to limit or prevent piracy. In the past, these various trade associations have enacted voluntary embargoes of motion picture exports to certain countries in order to pressure the governments of those countries to become more aggressive in preventing motion picture piracy. In addition, the United States government has publicly considered trade sanctions against specific countries which do not prevent copyright infringement of United States produced motion pictures. There can be no assurance that voluntary industry embargoes or United States government trade sanctions will be enacted. If enacted, such actions could impact the amount of revenue that Overseas Filmgroup realizes from the international exploitation of motion pictures depending upon the countries subject to such action and the duration of such action. If not enacted or if other measures are not taken, the motion picture industry (including Overseas Filmgroup) may continue to lose an indeterminate amount of revenues as a result of motion picture piracy.

   The Code and Ratings Administration of the MPAA assigns ratings indicating age-group suitability for theatrical distribution of motion pictures. Overseas Filmgroup sometimes, although not always, submits its motion pictures for such ratings. In certain circumstances, motion pictures that Overseas Filmgroup does not submit for rating to the Code and Ratings Administration of the MPAA might have received restrictive ratings had such motion pictures been submitted for rating, including, in some circumstances, the most restrictive rating, which prohibits theatrical attendance by persons below the age of seventeen. Unrated motion pictures (or motion pictures receiving the most restrictive rating) may not be exhibited by certain theatrical exhibitors or in certain locales, thereby potentially reducing the total revenues generated by such films. United States television stations and networks, as well as foreign governments, impose additional restrictions on the content of motion pictures which may restrict in whole or in part theatrical or television exhibition in particular territories. There can be no assurance that current and future restrictions on the content of motion pictures may not limit or affect Overseas Filmgroup's ability to exhibit certain motion pictures in certain territories and media.

EXECUTIVE OFFICES

   Overseas Filmgroup's principal executive offices are located at 8800 Sunset Boulevard, Third Floor, Los Angeles, California 90069 and consist of approximately 10,000 square feet leased by Overseas Filmgroup, the lease for which expires in September 1997. Overseas Filmgroup does not maintain any studio facilities or own any real estate, and its lease is with an unaffiliated party.

LEGAL PROCEEDINGS

   Neither Overseas Filmgroup nor any of the Overseas Subsidiaries is, as of the date of this Proxy Statement, a party to any litigation.

                        MANAGEMENT OF OVERSEAS FILMGROUP

DIRECTORS AND EXECUTIVE OFFICERS

   The following individuals are the current directors and executive officers of Overseas Filmgroup and will serve as directors and executive officers of the Surviving Corporation after the Merger:

 NAME                     AGE        CURRENT POSITION WITH OVERSEAS FILMGROUP
- ----------------------  -----  ---------------------------------------------------
Robert B. Little ......   51   Chairman of the Board and Chief Executive Officer
Ellen Dinerman Little     54   Director, President and Secretary
William F. Lischak  ...   39   Chief Operating Officer and Chief Financial Officer
Richard S. Guardian  ..   40   Senior Vice President, Worldwide Distribution
MJ Peckos .............   41   Senior Vice President, Domestic Distribution and
                                Marketing
Mansour Mostaedi ......   45   Senior Vice President, Finance and Accounting

   Currently, each director of Overseas Filmgroup serves until the next annual meeting of stockholders or such later dates as their successors are elected and have qualified, and all officers of Overseas Filmgroup serve at the discretion of the Board of Directors. After the Merger, the Surviving Corporation will have a classified Board of Directors and certain members of management of the Surviving Corporation will have employment agreements that will provide for their service as directors and executive officers. See "THE MERGER --Employment Agreements." Ellen Dinerman Little and Robert B. Little are married to each other.

   Pursuant to the Merger Agreement and certain related agreements, Ellen Dinerman Little, Robert B. Little and William F. Lischak will serve as directors of the Surviving Corporation after the Merger. For certain biographical information for these individuals, see "ELECTION OF DIRECTORS OF THE SURVIVING CORPORATION." The following is certain biographical information regarding the other executive officers of Overseas Filmgroup.

   RICHARD S. GUARDIAN became Senior Vice President, Worldwide Distribution, of Overseas Filmgroup in August 1994. He joined Overseas Filmgroup as General Manager, Sales and Marketing in January 1991 and became Vice President, Sales and Marketing in August 1992. Mr. Guardian also previously served in a variety of other positions in the motion picture industry, including as Distribution and Marketing Manager for the independent film company, De Laurentiis Entertainment Group, Ltd., and North American Manager for the Australian Film Commission.

   MJ PECKOS became Senior Vice President, Domestic Distribution and Marketing of Overseas Filmgroup in May 1995. From January 1995 through April 1995, Ms. Peckos served as Vice President of Advertising for Dazu Advertising, a graphic design firm which is active in the entertainment industry. Prior to that, she served from January 1992 to November 1994 as Senior Vice President of Marketing & Distribution for Academy Entertainment, an independent film company, and from July 1991 to December 1992 as Co-Managing Director of CLG Films, also a independent film company. Ms. Peckos also previously served with several other companies in the motion picture industry including The Samuel Goldwyn Company, MGM and Warner Bros.

   MANSOUR MOSTAEDI became Senior Vice President, Finance and Accounting of Overseas Filmgroup in March 1996. Previously, he served as Vice President, Finance and Accounting of Overseas Filmgroup (beginning October 1994) and Controller (beginning March 1991).

EXECUTIVE COMPENSATION

   The following table sets forth individual compensation information with respect to Overseas Filmgroup's Chief Executive Officer, Robert B. Little, Overseas Filmgroup's President, Ellen Dinerman Little, and each of the two other executive officers of Overseas Filmgroup during the fiscal year ended December 31, 1995 (i) whose total salary and bonus compensation during 1995 was in excess of $100,000, (ii) who was serving as an executive officer of Overseas Filmgroup at the end of 1995 and (iii) who will continue to serve as an executive officer of the Surviving Corporation upon consummation of the Merger (William F. Lischak and Richard S. Guardian). Such four executives are referred to herein as the "Named Overseas Filmgroup Executives." None of the Named Overseas Filmgroup Executives currently serve under an employment agreement, and Overseas Filmgroup currently does not have a stock option plan, although it does have a 401(k) Plan, which, in accordance with the Merger Agreement, will be assumed and continued by the Surviving Corporation after the Merger. Upon consummation of the Merger, Ellen Dinerman Little, Robert B. Little and William F. Lischak will enter into employment agreements with the Surviving Corporation. See "THE MERGER
- --Employment Agreements."


                                          ANNUAL COMPENSATION*
                             ---------------------------------------------
                                                              OTHER ANNUAL     ALL OTHER
                                                              COMPENSATION    COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)  BONUS ($)       ($)             ($)
- ---------------------------  ------  ----------  ---------  --------------  --------------
Robert B. Little
 Chairman of the Board and
 Chief Executive Officer  ..   1995    $ 90,000    $     0     $37,709(1)      $16,455(2)
Ellen Dinerman Little
 President and Secretary  ..   1995      90,000          0      38,720(3)       30,134(2)
William F. Lischak
 Chief Operating Officer
 and Chief Financial
 Officer ...................   1995     118,933     75,090          --(4)          519(5)
Richard Guardian
 Senior Vice President  ....   1995     110,969     53,636          --(4)        1,648(6)


- ------------

* This table does not include distributions made to the stockholders of Overseas Filmgroup during 1995. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OVERSEAS FILMGROUP --Liquidity and Capital Resources."

(1) Includes $13,959 for automobile lease and maintenance expenses and $23,750 representing one-half the cost of a home sound system.

(2) Represents life insurance premiums paid by Overseas Filmgroup for the benefit of such Named Overseas Filmgroup Executive.

(3) Includes $14,970 for automobile payments and $23,750 representing one-half the cost of a home sound system.

(4) Perquisites with respect to such Named Overseas Filmgroup Executive did not exceed the lesser of $50,000 or 10% of such executive officer's salary and bonus.

(5) Represents Overseas Filmgroup's 1995 contributions on behalf of such Named Overseas Filmgroup Executive pursuant to Overseas Filmgroup's 401(k) Plan.


(6) Represents $488 for Overseas Filmgroup's 1995 contributions on behalf of such Named Overseas Filmgroup Executive pursuant to Overseas Filmgroup's 401(k) Plan and $1,160 for life insurance premiums paid by Overseas Filmgroup for the benefit of such Named Overseas Filmgroup Executive.

             CERTAIN TRANSACTIONS RELATING TO OVERSEAS FILMGROUP

   Four companies controlled by Ellen Dinerman Little and Robert B. Little, the directors, senior executive officers and principal stockholders of Overseas Filmgroup, the assets, liabilities and operations of which are not significant in relation to Overseas Filmgroup --Jacaranda Music, Inc., a Delaware corporation ("Jacaranda") which licenses certain music publishing rights to music contained in films owned, controlled or licensed by Overseas Filmgroup, Walrus Pictures, Inc., a California corporation ("Walrus"), which owns the trademarked rights to the name and a design for "Walrus Pictures," Overseas Filmgroup (U.K.) Ltd., a company organized under the laws of the United Kingdom ("Overseas UK"), which in the past has acted as a satellite office for international licensing of Overseas Filmgroup's film library and Intrastate Film Distributors, Inc. ("Intrastate"), which in the past has engaged writer's services for Overseas films --will be transferred to Overseas Filmgroup for nominal consideration as part of the Merger. Ms.
Little and Mr. Little also own a 21% minority interest in each of the following Overseas Filmgroup subsidiaries which were incorporated for use as production companies for the films indicated: Alien Towers, Inc. ("Iron Clad"
- --in development), Code 99 Productions, Inc. ("Code 99" --in pre-production), Enough Rope, Inc. ("Slaves to the Underground" --in post-production),
Positive, Inc. ("Countdown" --in post-production), and Road to Ruin, Inc. ("Road to Ruin" a.k.a. "Drive" --in post-production). The interests of Ms. Little and Mr. Little in such companies will also be transferred to Overseas for nominal consideration as part of the Merger. Since January 1, 1995, Ms. Little and Mr. Little have not received any distributions, fees or other payments from any of the foregoing companies.


   Neo Motion Pictures, Inc., a California corporation ("Neo") involved in the production of motion pictures, has, on a non-exclusive basis, provided production services with respect to approximately 12 motion pictures for Overseas Filmgroup over the past 7 years. With respect to each of the films for which Overseas Filmgroup arranges for Neo to provide production services ("Produced Films"), Neo generally receives a fee of $75,000 to $150,000 (but which could in some circumstances be more), an overhead allowance, plus in certain instances a net profit participation. From January 1, 1995 through August 31, 1996, Neo received $158,825 as overhead allowance and $410,666 in production fees with respect to Produced Films. Mr. Little performs consulting services to Neo. In accordance with the Employment Agreement to be entered into by him with the Surviving Corporation, he is permitted to continue such consulting services to Neo after consummation of the Merger. As of August 31, 1996, Neo owed Mr. Little $269,121 in accrued but unpaid consulting fees. Mr. Little also has an option to acquire a 50% interest in Neo for a purchase price of less than $60,000. Mr. Little has agreed in principle to grant fifty percent of his interest in such option to the Surviving Corporation. In May 1996, Overseas Filmgroup guaranteed payment by Neo of two promissory notes, in an aggregate principal amount of $325,000, each payable on May 9, 1997.

   Alessandro Fracassi, a designee of Ms. Little and Mr. Little to be a director of the Surviving Corporation, is the sole owner of Original Film Company, an Italian corporation ("Original"), which owns or controls distribution rights to 13 motion pictures for which Overseas Filmgroup has been acting as sales agent pursuant to various agreements. In exchange for licensing distribution rights to such films on behalf of Original, Overseas Filmgroup receives a sales agency fee generally ranging from 5% to 15% of the revenues generated by such licensing, depending on the film. From January 1, 1995 through August 31, 1996, sales or licenses of distribution rights to such films by Overseas Filmgroup have generated less than $50,000 in gross revenues. During such period, Mr. Little was also a co-owner of Original.

   Mr. Fracassi is also the President and owner of Racing Pictures s.r.l., an Italian corporation ("Racing Pictures") which is engaged in the production and distribution of motion pictures. In 1990 and 1991, Overseas Filmgroup licensed to Racing Pictures various distribution rights (primarily Italian television and video distribution rights) to approximately 82 motion pictures which Overseas Filmgroup owns or for which Overseas Filmgroup controls various distribution or sales agency rights. The licenses, which generally have terms of six to twelve years, obligated Racing Pictures to pay aggregate minimum guarantees of approximately $2,900,000 to Overseas Filmgroup. With respect to video distribution rights granted to Racing Pictures pursuant to such licenses, Overseas Filmgroup is generally entitled to a 25% royalty on all gross receipts of Racing Pictures relating to Racing Pictures' exploitation of such video distribution rights. With respect to television rights granted to Racing Pictures pursuant to such licenses,

Racing Pictures is generally entitled to a distribution fee of 25% of gross receipts from exploitation of such television rights and recoupment of all Racing Pictures' distribution expenses. Overseas Filmgroup is entitled to the balance of the gross receipts of Racing Pictures from exploitation of the television rights. Both the video royalty payable to Overseas Filmgroup and Overseas Filmgroup's share of the gross receipts from Racing Pictures' exploitation of the television rights are applied first to Racing Pictures' recoupment of the minimum guarantees. As of January 1, 1995, $2,207,000 of the minimum guarantees owed to Overseas Filmgroup had been paid, while the remainder of $693,000 was past due. From January 1, 1995 through August 31, 1996, an additional $140,000 was paid to Overseas Filmgroup (including a portion through offset of amounts owed by Overseas Filmgroup to affiliates of Racing Pictures as described below). Overseas Filmgroup and Racing Pictures have agreed as of September 12, 1996 to terminate Racing Pictures' distribution rights to five motion pictures, reduce the $553,000 in remaining past due minimum guarantees to $413,000, and extend payment of such amount, which is non-interest bearing, to September 30, 1998. Upon payment by Racing Pictures of the remaining minimum guarantees, Overseas Filmgroup would be entitled to retain approximately $70,675 of the total amount as distribution fees, with the remainder of such amount to be paid to the various parties from which Overseas Filmgroup acquired distribution rights to the films licensed to Racing Pictures.

   Racing Pictures also owns or controls distribution rights to seven motion pictures for which Overseas Filmgroup has been acting as sales agent or distributor pursuant to various agreements. In exchange for licensing distribution rights in such films, Overseas Filmgroup receives a fee generally ranging from 10% to 20% of the revenues generated by such licensing, depending on the film. From January 1, 1995 through August 31, 1996, sales or licenses of distribution rights to such films by Overseas Filmgroup generated $134,228 in gross revenues of which $70,000 was offset against amounts due from Racing Pictures (as described above), $24,284 was retained by Overseas Filmgroup as fees and $39,944 was retained by Overseas Filmgroup as reimbursement for distribution expenses incurred by Overseas Filmgroup on behalf of Racing Pictures. Racing Pictures has agreed that future revenues generated from licensing such films will also be offset against the past due minimum guarantees from Racing Pictures.


                 PRINCIPAL STOCKHOLDERS OF OVERSEAS FILMGROUP


   The following table sets forth certain information regarding beneficial ownership of common stock of Overseas Filmgroup as of September 15, 1996, and the anticipated beneficial ownership of common stock of the Surviving Corporation upon consummation of the Merger, by (i) each current stockholder of Overseas Filmgroup (Ellen Dinerman Little, Robert B. Little and William F. Lischak), (ii) each current director of Overseas Filmgroup (Ellen Dinerman Little and Robert B. Little), (iii) each of the Named Overseas Filmgroup Executives, and (iv) all current executive officers and directors of Overseas Filmgroup as a group. The number of shares and percentages in the table and accompanying footnotes are based upon 100 shares of common stock of Overseas Filmgroup outstanding as of September 15, 1996, and 5,777,778 shares of common stock of the Surviving Corporation assumed to be outstanding immediately after consummation of the Merger. The shares of common stock underlying immediately exercisable options, warrants or rights, or immediately convertible securities, or shares of common stock underlying options, warrants, rights or convertible securities that become exercisable or convertible within 60 days of consummation of the Merger, are deemed to be outstanding for the purpose of calculating the number and percentage beneficially owned by the holder of such options, warrants, rights or convertible securities, but are not deemed to be outstanding for the purpose of computing the percentage beneficially owned by any other person. Unless otherwise indicated in the footnotes following the table, the person as to whom the information is given had, based upon information furnished by such persons, sole voting and investment power over the shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                                                PERCENT OF
                                                                           NUMBER OF SHARES   COMMON STOCK OF
                                                                          OF COMMON STOCK OF   THE SURVIVING
                                  NUMBER OF SHARES                          THE SURVIVING       CORPORATION
                                 OF OVERSEAS COMMON  PERCENT OF OVERSEAS     CORPORATION       BENEFICIALLY
                                 STOCK BENEFICIALLY     COMMON STOCK      BENEFICIALLY OWNED    OWNED UPON
                                   OWNED PRIOR TO    BENEFICIALLY OWNED   UPON CONSUMMATION   CONSUMMATION OF
                                       MERGER          PRIOR TO MERGER      OF THE MERGER       THE MERGER
                                ------------------  -------------------  ------------------  ---------------
Ellen Dinerman Little(2)  .....         100(1)              100%          3,277,778(1)(4)(5)       55.8%
Robert B. Little(2) ...........         100(1)              100%          3,277,778(1)(4)(5)       55.8%
William F. Lischak(2) .........        7.85(3)              7.9%            249,560(3)(5)           4.3%
Richard Guardian ..............           0                   0%             17,500(6)               *
All current executive officers
 and directors of Overseas
 Filmgroup as a group
 (6 persons) ..................         100(7)              100%          3,417,778(7)             56.8%

- ------------

*   Less than 1%


(1) Includes shares of Overseas Common Stock held (or to be held upon consummation of the Merger) by Ellen Dinerman Little and Robert B. Little as community property, and also includes the right to vote approximately
    7.85 shares of Overseas Common Stock prior to consummation of Merger (and 249,560 shares of common stock of the Surviving Corporation upon consummation of the Merger) pursuant to an irrevocable proxy granted to Ms. Little and Mr. Little by Mr. Lischak. Such proxy will continue upon consummation of the Merger during Mr. Lischak's ownership of the shares, until the fifth anniversary of the Merger (the "Expiration Date"); provided, however, that such proxy terminates earlier if the Littles own or control less than five percent of the outstanding voting power of the Surviving Corporation, or if the shares to which the proxy relates are sold in the public market. In addition until the Expiration Date, Ms. Little and Mr. Little also have, under certain circumstances, certain rights to acquire (while the shares are held by Mr. Lischak) the 249,560 shares of common stock of the Surviving Corporation into which Mr. Lischak's Overseas Filmgroup common stock will be converted. See footnote 3 below.

(2) Such person's business address is in care of Overseas Filmgroup, 8800 Sunset Boulevard, Los Angeles, California 90069.


(3) All of the shares indicated are subject in the event of transfer (including voluntary and certain involuntary transfers) to a right of first refusal or option to purchase at (post-Merger) the then current market price (and a right of repurchase at (post-Merger) $2.00 per share in the event Mr. Lischak's employment with the Surviving Corporation terminates for a reason other than death, disability or the Surviving Corporation's material breach of Mr. Lischak's employment agreement) in favor of Ellen Dinerman Little and Robert B. Little during Mr. Lischak's ownership of such shares until the Expiration Date. In addition, Mr. Lischak has granted the right to vote all such shares to the Littles pursuant to an irrevocable proxy which continues during Mr. Lischak's ownership of the shares until the Expiration Date, subject to earlier termination in certain circumstances. See footnote 1 above. All of such shares are also currently pledged to the Littles to secure a note given to the Littles by Mr. Lischak for the purchase price of such shares.

(4) Includes 100,000 shares of common stock subject to immediately exercisable options to be granted to such person under the Management Option Plan upon consummation of the Merger. Does not include (i) 1,000,000 shares of common stock subject to options to be granted to such person under the Management Option Plan upon consummation of the Merger, the exercisability of which will be subject to certain vesting requirements or (ii) any shares of common stock subject to options to be granted to such person's spouse upon consummation of the Merger. See "APPROVAL OF THE MANAGEMENT OPTION PLAN."

(5) All of the shares indicated (other than any shares underlying options) will be subject to the restrictions on transfer contained in the Lock-up and Registration Rights Agreement described herein under "THE MERGER --Restricted Disposition of Merger Shares; Registration Rights."

(6) Upon consummation of the Merger, options will be granted to certain employees of the Surviving Corporation under the 1996 Stock Option Plan. The Littles intend to recommend a grant to Mr. Guardian of options to purchase 35,000 shares of common stock of the Surviving Corporation. Of such amount, options to purchase 17,500 shares of common stock are intended to be immediately exercisable and have been included as shares of common stock to be beneficially owned by Mr. Guardian upon consummation of the Merger.


(7) Includes an aggregate of 240,000 shares of common stock underlying immediately exercisable options to be granted upon consummation of the Merger to Ellen Dinerman Little, Robert B. Little, Richard B. Guardian and two additional executive officers of Overseas Filmgroup who will also be executive officers of the Surviving Corporation (MJ Peckos and Mansour Mostaedi).

              INFORMATION CONCERNING INDEPENDENT AUDITORS OF EMAC

   BDO Seidman, LLP has served as EMAC's independent auditors since its inception. EMAC has requested that a representative of BDO Seidman, LLP attend the EMAC Meeting. BDO Seidman, LLP's engagement with EMAC included the audit of EMAC's financial statements for its year ended November 30, 1995 and the audit of its financial statements for the period December 9, 1993 (inception) through November 30, 1994. A representative of BDO Seidman, LLP will have an opportunity to make a statement at the EMAC Meeting, if he or she desires, and will be available to respond to appropriate questions of stockholders.

   Price Waterhouse LLP has served as Overseas Filmgroup's independent auditors since 1990. A representative of Price Waterhouse LLP will have an opportunity to make a statement at the EMAC Meeting if he or she so desires, and will be available to respond to appropriate questions of stockholders.

   The EMAC Board has recommended and approved the appointment, subject to stockholder ratification, of Price Waterhouse LLP to be the independent auditors of the Surviving Corporation from and after the Effective Time. THE EMAC BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE SURVIVING CORPORATION FOR 1996.

   The proposed change of accountants is based on the EMAC's Board's desire to provide continuity of independent auditors in performing such services for the Overseas Filmgroup business. BDO Seidman, LLP's reports did not contain adverse opinions or disclaimer opinions and were not qualified as to uncertainty, audit scope, or accounting principles. There were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to BDO Seidman, LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

   Following the Merger, the fiscal year of the Surviving Corporation will be changed from November 30 (EMAC's fiscal year) to December 31 (Overseas Filmgroup's fiscal year), effective for the fiscal year ending December 31, 1996.

                                OTHER MATTERS

   The EMAC Board is not aware of any matters not set forth herein that may come before the meetings. If, however, further business properly comes before that meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

                                LEGAL OPINIONS


   Brobeck, Phleger & Harrison LLP, New York, New York, will render an opinion with respect to the validity of the shares of EMAC Common Stock to be issued in connection with the Merger and with respect to certain tax and other matters. Gipson Hoffman & Pancione, P.C., Los Angeles, California, will render an opinion with respect to certain matters in connection with the Merger.

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

                          1997 STOCKHOLDER PROPOSALS


   In order for stockholder proposals for the 1997 Annual Meeting of Stockholders of the Surviving Corporation to be eligible for inclusion in the Proxy Statement of the Surviving Corporation, they must be received by the Surviving Corporation at its principal office at 8800 Sunset Boulevard, Third Floor, Los Angeles, California 90069 by January 17, 1997.


                       EMAC ANNUAL REPORT ON FORM 10-K


   This Proxy Statement also serves as EMAC's 1995 Annual Report to Stockholders. EMAC UNDERTAKES TO FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996, WITHOUT CHARGE, TO EACH PERSON SOLICITED HEREBY UPON RECEIPT BY EMAC OF A WRITTEN REQUEST THEREFOR FROM SUCH PERSON SETTING FORTH A GOOD FAITH REPRESENTATION THAT AS OF THE RECORD DATE SUCH PERSON WAS A BENEFICIAL OWNER OF EMAC'S SECURITIES ENTITLED TO VOTE AT THE EMAC MEETING. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF THE EMAC, 202 NORTH CANON DRIVE, BEVERLY HILLS, CALIFORNIA 90210, ATTENTION:
SECRETARY.

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

                         INDEX TO FINANCIAL STATEMENTS


ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
 Report of Independent Certified Public Accountants                                    F-2
 Balance Sheets                                                                        F-3
 Statements of Operations                                                              F-4
 Statements of Common Stock, Common Stock Subject to Possible Conversion, Preferred
  Stock, Additional Paid-in Capital and Retained Earnings (Deficit)                    F-5
 Statements of Cash Flows                                                              F-6
 Summary of Accounting Policies                                                        F-7
 Notes to Financial Statements                                                         F-8

OVERSEAS FILMGROUP, INC.
 Report of Independent Accountants                                                     F-11
 Balance Sheet                                                                         F-12
 Statement of Income                                                                   F-13
 Statement of Shareholders' Equity                                                     F-14
 Statement of Cash Flows                                                               F-15
 Notes to Financial Statements                                                         F-16

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Entertainment/Media Acquisition Corporation
Beverly Hills, California

   We have audited the accompanying balance sheets of Entertainment/Media Acquisition Corporation (a corporation in the development stage) as of November 30, 1994 and 1995, and the related statements of operations, common stock, common stock subject to possible conversion, preferred stock, additional paid-in capital and retained earnings (deficit), and cash flows for the period December 9, 1993 (inception) to November 30, 1994 and the year ended November 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Entertainment/Media Acquisition Corporation as of November 30, 1994 and 1995, and the results of its operations and its cash flows for the period December 9, 1993 (inception) to November 30, 1994 and the year ended November 30, 1995, in conformity with generally accepted accounting principles.
                                                              BDO Seidman, LLP

January 19, 1996

New York, New York

                 ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                   (A CORPORATION IN THE DEVELOPMENT STAGE)
                                BALANCE SHEETS

                                                        NOVEMBER 30,    NOVEMBER 30,     MAY 31,
                                                            1994            1995          1996
                                                      --------------  --------------  -------------
                                                                                       (UNAUDITED)
ASSETS
Cash and cash equivalents ...........................     $ 35,062      $   501,763     $   239,687
U.S. Government security deposited in Trust Fund and
 accrued interest thereon (Note 1) ..................           --       10,667,644      10,930,166
Prepaid expenses and other current assets  ..........           --           70,633          23,832
Deferred merger costs (Note 7) ......................           --               --         257,880
Deferred registration and financing costs  ..........      164,475               --              --
Organization costs, less accumulated amortization of
 $-0-, $5,820 and $17,460 ...........................           --           32,982          21,342
                                                      --------------  --------------  -------------
                                                          $199,537      $11,273,022     $11,472,907
                                                      ==============  ==============  =============
LIABILITIES AND STOCKHOLDERS' EQUITY
Accrued expenses and taxes ..........................     $ 57,852      $    96,722     $   222,861
Notes payable at discount amount (face value
 $150,000) (Note 3) .................................      147,500               --              --
Commitment (Note 4) .................................
Common stock, subject to possible conversion,
 419,999 shares at conversion value in 1995 and 1996
 (Note 1) ...........................................           --        2,132,462       2,184,940
Common stock, $.001 par value --shares authorized
 20,000,000; outstanding 500,000, 2,600,000 and
 2,600,000 (which includes 419,999 shares subject
 to possible conversion in 1995 and 1996) (Notes 2
 and 6) .............................................          500            2,180           2,180
Additional paid-in capital ..........................       39,500        9,047,741       9,047,741
Retained earnings (deficit) accumulated during the
 development stage ..................................      (45,815)          (6,083)         15,185
                                                      --------------  --------------  -------------
                                                          $199,537      $11,273,022     $11,472,907
                                                      ==============  ==============  =============

              See accompanying summary of accounting policies and
                        notes to financial statements.

                  ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                   (A CORPORATION IN THE DEVELOPMENT STAGE)
                           STATEMENTS OF OPERATIONS

                                       PERIOD                                                 PERIOD
                                    DECEMBER 9,                                             DECEMBER 9,
                                        1993                      SIX MONTHS ENDED MAY 31,     1993
                                   (INCEPTION) TO    YEAR ENDED             31,            (INCEPTION) TO
                                    NOVEMBER 30,    NOVEMBER 30,  -----------------------     MAY 31,
                                        1994            1995         1995         1996          1996
                                  --------------  --------------  -----------  ----------  --------------
                                                                         (UNAUDITED)         (UNAUDITED)
INCOME:
  Interest ......................     $     --       $  475,084    $  161,179   $  284,981     $760,065
                                  --------------  --------------  -----------  ----------  --------------
EXPENSES:
  General and administrative
   expenses .....................        7,482          131,313        74,551       61,175      199,970
  Insurance .....................           --           74,100        27,300       46,800      120,900
  Occupancy (Note 4) ............           --           45,667        15,000       30,000       75,667
  Amortization of financing
   costs, debt discount and
   organization costs ...........       25,833           10,987         7,107       11,640       48,460
  State franchise taxes .........           --           18,433         9,433       10,920       29,353
  Interest (Note 3) .............       12,500            3,569         3,569           --       16,069
                                  --------------  --------------  -----------  ----------  --------------
     TOTAL EXPENSES .............     $ 45,815       $  284,069    $  136,960   $  160,535     $490,419
                                  --------------  --------------  -----------  ----------  --------------
  NET INCOME (LOSS) BEFORE  TAXES
  ON INCOME .....................      (45,815)         191,015        24,219      124,446      269,646
TAXES ON INCOME:
  Federal .......................           --           39,000            --       38,000       77,000
  State .........................           --           20,000            --       12,700       32,700
                                  --------------  --------------  -----------  ----------  --------------

NET INCOME (LOSS) FOR THE PERIOD      $(45,815)      $  132,015    $   24,219   $   73,746     $159,946
                                  ==============  ==============  ===========  ==========  ==============
NET INCOME (LOSS) PER SHARE  ....     $   (.09)      $      .06    $      .02   $      .03
                                  ==============  ==============  ===========  ==========
WEIGHTED AVERAGE COMMON  SHARES
OUTSTANDING .....................      500,000        2,093,699     1,584,615    2,600,000
                                  ==============  ==============  ===========  ==========

                See accompanying summary of accounting policies
                      and notes to financial statements.

                  ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                   (A CORPORATION IN THE DEVELOPMENT STAGE)
   STATEMENTS OF COMMON STOCK, COMMON STOCK SUBJECT TO POSSIBLE CONVERSION, PREFERRED STOCK, ADDITIONAL PAID-IN CAPITAL AND RETAINED EARNINGS (DEFICIT)

             Period December 9, 1993 (inception) to May 31, 1996



                                                                                                                        RETAINED
                                                                                                                        EARNINGS
                                                     COMMON STOCK, SUBJECT                                              (DEFICIT)
                               COMMON STOCK          TO POSSIBLE CONVERSION       PREFERRED STOCK                     ACCUMULATED
                          ---------------------  -----------------------------   ---------------------     ADDITIONAL   DURING THE
                            NUMBER OF              NUMBER OF                      NUMBER OF                  PAID-IN   DEVELOPMENT
                             SHARES      AMOUNT     SHARES            AMOUNT       SHARES      AMOUNT        CAPITAL      STAGE
                          -----------  --------  -----------      ------------  -----------  ---------    ----------- ------------
BALANCE, DECEMBER 9,
 1993 (INCEPTION) .......          --  $--           --             $       --  --           $--         $       --     $     --
Original issuance of
 common stock ...........     500,000  500           --                     --  --           --              24,500           --
Issuance of warrants to
 purchase common stock  .          --  --            --                     --  --           --              15,000           --
Net loss for the period                --            --                     --  --           --                  --      (45,815)
                          -----------  --------  -----------      ------------  -----------  --------  ------------  -------------
BALANCE, NOVEMBER 30,
 1994 ...................     500,000  500           --                     --  --           --              39,500      (45,815)
Sale of 2,100,000 units,
 net of underwriting
 discount and offering
 expenses ...............   1,680,001  1,680     419,999             2,040,179  --           --           9,008,241           --
Accretion of conversion
 value of common stock  .          --  --            --                 92,283  --           --                  --      (92,283)
Net income for the year            --  --            --                     --  --           --                  --      132,015
                          -----------  --------  -----------      ------------  -----------  --------  ------------  -------------
BALANCE, NOVEMBER 30,
 1995 ...................   2,180,001  2,180     419,999             2,132,462  --           --           9,047,741       (6,083)
Accretion of conversion
 value of common stock
 (unaudited) ............          --  --            --                 52,478  --           --                  --      (52,478)
Net income for the
 period (unaudited) .....              --            --                     --  --           --                  --       73,746
                          -----------  --------  -----------      ------------  -----------  --------  ------------  -------------
BALANCE, MAY 31, 1996
 (UNAUDITED) ............   2,180,001  $2,180    419,999            $2,184,940  --           $--         $9,047,741     $ 15,185
                          ===========  ========  ===========      ============  ===========  ========  ============  =============




                See accompanying summary of accounting policies
                       and notes to financial statements.

                  ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                   (A CORPORATION IN THE DEVELOPMENT STAGE)
                           STATEMENTS OF CASH FLOWS


                                            PERIOD                                                       PERIOD
                                         DECEMBER 9,                                                  DECEMBER 9,
                                             1993                                                         1993
                                        (INCEPTION) TO    YEAR ENDED     SIX MONTHS ENDED MAY 31,    (INCEPTION) TO
                                         NOVEMBER 30,    NOVEMBER 30,                                   MAY 31,
                                             1994            1995         1995          1996             1996
                                        --------------   ------------   -------------  -----------  ----------------
                                                                                (UNAUDITED)           (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss) ..................    $ (45,815)     $    132,015    $     24,219    $  73,746    $    159,946
                                       --------------  --------------  --------------  -----------  --------------
 Adjustments to reconcile net income
  to net cash provided by (used in)
  operating activities:
  Amortization .......................       25,833            10,987           7,107       11,640          48,460
  Decrease (increase) in prepaid
   expenses ..........................           --           (70,633)       (118,100)      46,801         (23,832)
  Increase (decrease) in accrued
   interest on notes payable .........       12,500           (12,500)        (12,500)          --              --
  Increase in accrued expenses and
   taxes .............................       45,352            51,370          93,141      126,139         222,861
                                       --------------  --------------  --------------  -----------  --------------
    TOTAL ADJUSTMENTS ................       83,685           (20,776)        (30,352)     184,580         247,489
                                       --------------  --------------  --------------  -----------  --------------
    NET CASH PROVIDED BY (USED IN)
     OPERATING ACTIVITIES ............       37,870           111,239          (6,133)     258,326         407,435
                                       --------------  --------------  --------------  -----------  --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 U.S. Government security deposited
  in Trust Fund and accrued interest
  thereon ............................           --       (10,667,644)    (10,366,053)    (262,522)    (10,930,166)
  Deferred merger costs ..............           --                --              --     (257,880)       (257,880)
                                       --------------  --------------  --------------  -----------  --------------
    NET CASH USED IN INVESTING
     ACTIVITIES ......................           --       (10,667,644)    (10,366,053)    (520,402)    (11,188,046)
                                       --------------  --------------  --------------  -----------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from notes payable and
  issuance of warrants ...............      150,000                --              --           --         150,000
 Proceeds from public offering of
  2,100,000 units, net of
  underwriting discount and offering
  expenses ...........................           --        11,050,100      11,050,100           --      11,050,100
 Repayment of notes payable ..........           --          (150,000)       (150,000)          --        (150,000)
 Proceeds from sale of shares of
  common stock to founding
  stockholders .......................       25,000                --              --           --          25,000
 Deferred registration and financing
  costs ..............................     (177,808)          161,808         161,808           --         (16,000)
 Organization costs ..................           --           (38,802)        (38,802)          --         (38,802)
                                                       --------------  --------------  -----------  --------------
    NET CASH PROVIDED BY (USED IN)
     FINANCING ACTIVITIES ............       (2,808)       11,023,106      11,023,106           --      11,020,298
                                       --------------  --------------  --------------  -----------  --------------
NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS ....................       35,062           466,701         650,920     (262,076)        239,687
CASH AND CASH EQUIVALENTS,  BEGINNING
OF PERIOD ............................           --            35,062          35,062      501,763              --
                                       --------------  --------------  --------------  -----------  --------------
CASH AND CASH EQUIVALENTS, END OF
 PERIOD ..............................    $  35,062      $    501,763    $    685,982    $ 239,687    $    239,687
                                       ==============  ==============  ==============  ===========  ==============
SUPPLEMENTAL DISCLOSURES:
  Cash paid for:
  Interest ...........................    $      --      $     16,069    $     16,069    $      --    $     16,069
  Income taxes .......................    $      --      $      1,690    $      1,465    $  60,000    $     61,690
                                       ==============  ==============  ==============  ===========  ==============


    See accompanying summary of accounting policies and notes to financial statements.

                 ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                   (A CORPORATION IN THE DEVELOPMENT STAGE)

                         SUMMARY OF ACCOUNTING POLICIES
                            (INFORMATION AS OF MAY
                            31, 1996 AND FOR THE SIX
               MONTHS ENDED MAY 31, 1996 AND 1995 IS UNAUDITED)

INCOME TAXES

   The Company follows Statement of Financial Accounting Standards No. 109 ("SFAS No. 109"), "Accounting for Income Taxes". SFAS No. 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Deferred taxes have not been material to date. Taxes on income for the year ended November 30, 1995 are based on taxable income reduced by a deduction of a net operating loss carryforward from the period ended November 30, 1994 of approximately $30,000.

ORGANIZATION COSTS

   Organization costs are being amortized over 60 months.

NET INCOME (LOSS) PER SHARE

   Net income (loss) per common share is computed on the basis of the weighted average number of common shares outstanding during the period, including common stock equivalents (unless anti-dilutive) which would arise from the exercise of stock warrants and options.

CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

TRUST FUND

   U.S. Government security deposited in Trust Fund at November 30, 1995 represents a U.S. Treasury Bill purchased on November 16, 1995 and maturing on February 15, 1996. The cost of the security was $10,643,367. U.S. Government security deposited in Trust Fund at May 31, 1996 represents a U.S. Treasury Bill purchased on May 16, 1996 and maturing on July 11, 1996. The cost of the security was $10,906,232.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INTERIM RESULTS

   The accompanying balance sheet as of May 31, 1996 and the related statements of operations, common stock, common stock subject to possible conversion, preferred stock, additional paid-in capital, retained earnings (deficit) and cash flows for the periods ending May 31, 1995 and 1996 are unaudited. In the opinion of management, these financial statements have been prepared on the same basis as the audited financial statements and include all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of financial data for such periods. The interim operating results are not necessarily indicative of the results for a full year.

                  ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                         NOTES TO FINANCIAL STATEMENTS
                             (INFORMATION AS OF MAY
                            31, 1996 AND FOR THE SIX
                MONTHS ENDED MAY 31, 1996 AND 1995 IS UNAUDITED)

1. ORGANIZATION AND BUSINESS OPERATIONS

   Entertainment/Media Acquisition Corporation (the "Company") was incorporated in Delaware on December 9, 1993 with the objective of acquiring an operating business engaged in the entertainment/ media industry. The Company's founding stockholders purchased 625,000 common shares, $.001 par value, for $25,000. The Company has selected November 30 as its fiscal year-end. During December 1994, 125,000 shares were returned to the Company, for no consideration, by the founding stockholders which reduced the common stock outstanding to 500,000 shares and adjusted the founding stockholders' percentage ownership to 20% of the common stock expected to be outstanding after the Company's initial public offering ("Offering"). This return of shares has been retroactively reflected in the financial statements.

   The registration statement for the Company's Offering was effective February 16, 1995. The Company consummated the Offering on February 27, 1995 and raised net proceeds of $11,050,100 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this offering, although substantially all of the net proceeds of this offering are intended to be generally applied toward consummating a business combination with an operating business engaged in the entertainment/media industry ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. $10,206,000 was placed in an interest-bearing trust account ("Trust Fund") until the earlier of
(i) the consummation of a Business Combination or (ii) liquidation of the Company. The Trust Fund indenture limits investments to U.S. Government securities with maturities of 180 days or less. The remaining proceeds are being used to pay for business, legal and accounting due diligence on prospective acquisitions, and continuing general and administrative expenses in addition to other expenses.

   The Company has signed a definitive agreement for the acquisition of a target business and will submit such transaction for stockholder approval (see
Note 7). All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders") have agreed to vote the shares of common stock owned by them immediately prior to the effective date of the Offering in accordance with the vote of the majority of all other shares of common stock ("Public Shares") voted on in any Business Combination. The holders of the Public Shares are referred to herein as the "Public Stockholders". After consummation of the Company's first Business Combination, this voting safeguard will no longer be applicable.

   With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares into cash. The per share conversion price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares held by Public Stockholders. The Company will not consummate a Business Combination if 20% or more in interest of the Public Stockholders exercise their conversion rights. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may have their shares converted to cash in the event of a Business Combination. Such Public Stockholders are entitled to receive their per-share interest in the Trust Fund computed without regard to shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Fund) has been classified as common stock subject to possible conversion in the accompanying balance sheet at the conversion value.

   The Company's Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the

                  ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                (INFORMATION AS OF MAY 31, 1996 AND FOR THE SIX
                MONTHS ENDED MAY 31, 1996 AND 1995 IS UNAUDITED)


date of the consummation of the Offering, or 24 months from the consummation months ended May 31, 1996 and 1995 is unaudited) of the Offering if certain extension criteria have been satisfied. Upon the signing of the definitive merger agreement (Note 7), such extension criteria were satisfied. In the event of liquidation, it is likely that the per-share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 2).

2. PUBLIC OFFERING

   On February 27, 1995, the Company sold 2,100,000 units ("Units") in the Offering which included 100,000 units of the 300,000 units subject to the underwriter's overallotment option. Each Unit consists of one share of the Company's common stock, $.001 par value, and two Redeemable Common Stock Purchase Warrants ("Warrants"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 during the period commencing on the later of one year from the effective date of the Offering or the consummation of a Business Combination and ending seven years from the effective date of the Offering. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice at any time, only in the event that the last sale price of the common stock is at least $8.50 per share for 20 consecutive trading days ending on the third day prior to date on which notice of redemption is given. In connection with this Offering, the Company issued to the underwriter an option to purchase 200,000 units at an exercise price of $9.90 per unit. In addition, the warrants underlying such units are exercisable at $5.85 per share.

3. NOTES PAYABLE

   The Company issued an aggregate of $150,000 of promissory notes to certain accredited investors. These notes bore interest at the rate of 10% per annum and were repaid on the consummation of the Company's Offering with accrued interest thereon of $16,069. In addition, the investors were issued 300,000 warrants (valued at $.05 per warrant --aggregate $15,000) which are identical to the Warrants discussed in Note 2, except that they are only redeemable by the Company beginning 90 days after the consummation of a Business Combination.

4. COMMITMENT

   The Company presently occupies office space provided by a company affiliated with certain officers and directors of the Company. Such company has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has been paying $5,000 per month for such services commencing on the effective date of the Offering.

5. PREFERRED STOCK

   The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

6. COMMON STOCK

   At May 31, 1996, 5,100,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants, underwriter's warrants and options.

                  ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                (INFORMATION AS OF MAY 31, 1996 AND FOR THE SIX
                MONTHS ENDED MAY 31, 1996 AND 1995 IS UNAUDITED)



 7. PROPOSED MERGER

   On July 2, 1996, the Company entered into a definitive merger agreement with Overseas Filmgroup, Inc., an independent distribution company that specializes in the acquisition and worldwide license and sale of distribution rights to independently produced foreign and domestic feature films. The merger consideration, to be paid to Overseas Filmgroup shareholders, consists of (i) 3,177,778 shares of the Company's common stock, (ii) $1.5 million in cash and
(iii) a $2.0 million, 9%, five-year note. In addition, $3.5 million in loans will be repaid.

   The merger is subject to a number of conditions, including approval by the stockholders of the Company.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Shareholders of Overseas Filmgroup, Inc.

   In our opinion, the accompanying balance sheets and the related statements of income, of shareholders' equity and of cash flows present fairly, in all material respects, the financial position of Overseas Filmgroup, Inc. (the "Company") at December 31, 1995, 1994 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. Price Waterhouse LLP Los Angeles, California April 8, 1996

Price Waterhouse LLP
Los Angeles, California

April 8, 1996

                           OVERSEAS FILMGROUP, INC.
                                BALANCE SHEET


                                                    DECEMBER 31,                 JUNE 30, 1996
                                           ----------------------------  ----------------------------
                                                1994           1995          ACTUAL        PRO FORMA
                                           -------------  -------------  -------------  -------------
                                                                                  (UNAUDITED)
ASSETS                                                                                      (NOTE 2)
Cash and cash equivalents ................   $ 2,050,828    $ 2,433,153    $   125,193    $   125,193
Restricted cash (Note 2) .................            --        133,446        179,723        179,723
Accounts receivable, net of allowance for
 doubtful accounts of $1,000,000 in 1996,
 1995 and 1994 ...........................     9,108,221      8,181,552     11,014,923     11,014,923
Related party receivables (Note 3)  ......       435,088             --             --             --
Other receivables ........................       300,000        324,000         84,478         84,478
Film costs, net of accumulated
 amortization (Note 4) ...................    12,377,123     17,349,071     27,327,904     27,327,904
Fixed assets, net of accumulated
 depreciation (Note 5) ...................       217,990        384,321        422,880        422,880
Other assets .............................       195,268        149,253        480,784        480,784
                                           -------------  -------------  -------------  -------------
                                             $24,684,518    $28,954,796    $39,635,885    $39,635,885
                                           =============  =============  =============  =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Cash Overdraft ...........................            --             --    $   225,648    $   225,648
Accounts payable and accrued expenses  ...   $ 1,075,691    $   796,908      2,036,332      2,036,332
Payable to producers .....................     5,855,327      6,976,621      5,707,044      5,707,044
Notes payable (Note 6) ...................     6,058,279      7,421,893     17,013,163     17,013,163
Deferred income taxes payable (Note 7)  ..       120,000        130,000        130,000      2,530,000
Deferred revenue .........................     1,764,760      2,181,000      1,879,700      1,879,700
Distributions payable to shareholders
 (Note 2) ................................            --             --             --      5,265,000
Note payable to shareholders (Note 2)  ...            --             --             --      2,000,000
                                           -------------  -------------  -------------  -------------
                                             $14,874,057    $17,506,422    $26,991,887    $ 36,656,887
                                           =============  =============  =============  =============
Commitments and contingencies (Note 8)
Shareholders' equity:
 Common stock, no par value, 2,000 shares
  authorized; 100 shares issued and
  outstanding ............................           500            500            500            500
 Additional paid-in capital ..............       170,000        170,000        170,000      1,818,182
 Retained earnings .......................     9,639,961     11,277,874     12,473,498      1,160,316
                                           -------------  -------------  -------------  -------------
                                               9,810,461     11,448,374     12,643,998      2,978,998
                                           -------------  -------------  -------------  -------------
                                             $24,684,518    $28,954,796    $39,635,885    $39,635,885
                                           =============  =============  =============  =============


                See accompanying notes to financial statements.

                           OVERSEAS FILMGROUP, INC.
                             STATEMENT OF INCOME

                                           YEAR ENDED DECEMBER 31,             SIX MONTHS ENDED JUNE 30,
                                -------------------------------------------  ----------------------------
                                     1993           1994           1995           1995           1996
                                -------------  -------------  -------------  -------------  -------------
                                                                                      (UNAUDITED)
Revenues ......................   $17,951,977    $20,734,094    $21,672,510    $10,198,897    $15,751,970
Expenses:
 Film costs ...................    13,962,255     16,395,902     16,320,694      7,775,254     12,506,663
 Selling, general and
  administrative expenses  ....     2,401,509      2,151,214      2,721,745      1,136,986      1,662,152
                                -------------  -------------  -------------  -------------  -------------
  Total expenses ..............    16,363,764     18,547,116     19,042,439      8,912,240     14,168,815
                                -------------  -------------  -------------  -------------  -------------
Income from operations ........     1,588,213      2,186,978      2,630,071      1,286,657      1,583,155
Other income (expense):
 Interest income ..............       335,820        345,225        340,840        101,029        191,187
 Interest expense .............      (240,103)      (524,321)      (394,762)      (216,687)      (215,571)
 Other income .................       313,942        434,078        317,917        179,905        104,291
                                -------------  -------------  -------------  -------------  -------------
  Total other income ..........       409,659        254,982        263,995         64,247         79,907
                                -------------  -------------  -------------  -------------  -------------
Income before income taxes  ...     1,997,872      2,441,960      2,894,066      1,350,904      1,663,062
Income tax provision (Note 7)         300,628        296,487        432,905        210,000        122,638
                                -------------  -------------  -------------  -------------  -------------
Net income ....................   $ 1,697,244    $ 2,145,473    $ 2,461,161    $ 1,140,904    $ 1,540,424
                                =============  =============  =============  =============  =============
Unaudited pro forma
 information (Note 2) .........
 Income before taxes and
  additional interest expense                                     2,894,066                     1,663,062
 Additional interest expense  .                                     166,550                        86,987
                                                              -------------                 -------------
 Income before income taxes  ..                                   2,727,516                     1,576,075
 Income tax provision .........                                     981,906                       567,387
                                                              -------------                 -------------
 Pro forma net income .........                                 $ 1,745,610                   $ 1,008,688
                                                              =============                 =============
 Pro forma net income per
  share .......................                                 $       .42                   $       .24
                                                              =============                 =============
 Weighted average number of
  common shares outstanding  ..                                 $ 4,180,635                   $ 4,180,635
                                                              =============                 =============

                See accompanying notes to financial statements.

                           OVERSEAS FILMGROUP, INC.
                      STATEMENT OF SHAREHOLDERS' EQUITY

                                   COMMON STOCK
                               ------------------    ADDITIONAL      RETAINED
                                 SHARES    AMOUNT     CAPITAL        EARNINGS        TOTAL
                               --------  --------  ------------   -------------  -------------
Balance at December 31, 1992   100          $500      $170,000     $ 7,316,026     $ 7,486,526
Net income ...................                                       1,697,244       1,697,244
Distributions to shareholder                                          (866,233)       (866,233)
                               --------  --------  ------------  --------------  -------------
Balance at December 31, 1993   100           500       170,000       8,147,037       8,317,537
Net income ...................                                       2,145,473       2,145,473
Distributions to shareholder                                          (652,549)       (652,549)
                               --------  --------  ------------  --------------  -------------
Balance at December 31, 1994   100           500       170,000       9,639,961       9,810,461
Net income ...................                                       2,461,161       2,461,161
Distributions to shareholders                                         (823,248)       (823,248)
                               --------  --------  ------------  --------------  -------------
Balance at December 31, 1995   100           500       170,000      11,277,874      11,448,374
Net income (unaudited) .......                                       1,540,424       1,540,424
Distributions to shareholders
 (unaudited) .................                                        (344,800)       (344,800)
                               --------  --------  ------------  --------------  -------------
Balance at June 30, 1996
 (unaudited) ................. 100          $500      $ 170,000    $12,473,498     $ 2,643,998
                               ========  ========  ============  ==============  =============

See accompanying notes to financial statements.

                           OVERSEAS FILMGROUP, INC.
                           STATEMENT OF CASH FLOWS


                                                                                          SIX MONTHS ENDED JUNE 30,
                                                                                       -----------------------------
                                             1993            1994            1995           1995            1996
                                       --------------  --------------  --------------  -------------  --------------
                                                                                                 (UNAUDITED)
Cash flows from operating activities:
 Net Income ..........................   $  1,697,244    $  2,145,473    $  2,461,161    $ 1,140,904    $  1,540,424
 Adjustments to reconcile net income
  to net cash provided by operating
  activities --Amortization of film
  costs ..............................     13,749,753      15,487,542      16,115,927      7,493,640      12,283,939
  Depreciation of fixed assets  ......         57,396          81,453         122,776         57,000          66,449
Change in assets and liabilities --
 Increase in restricted cash .........             --              --        (133,446)            --         (46,277)
 Decrease (increase) in accounts
  receivable .........................      1,457,455      (1,693,153)        926,669       (878,411)     (2,833,371)
 Decrease (increase) in related party
  receivables ........................        (38,793)        117,901         435,088             --              --
 (Increase) decrease in other
  receivables ........................         22,698         (82,568)        (24,000)       373,155         239,522
 Decrease (increase) in other assets          (24,829)       (106,949)         46,015        (33,326)       (331,531)
 (Decrease) increase in accounts
  payable and accrued expenses  ......         (4,153)        243,381        (278,783)       654,882       1,239,425
 Increase (decrease) in payable to
  producers ..........................     (1,177,010)        (24,302)      1,121,294       (880,857)     (1,269,577)
 Increase in deferred income taxes
  payable ............................         25,000              --          10,000             --              --
 (Decrease) in other liabilities  ....       (205,100)             --              --             --              --
 Increase (decrease) in deferred
  revenue ............................        634,456         303,090         416,240        228,308        (301,300)
                                       --------------  --------------  --------------  -------------  --------------
 Net cash provided by operating
  activities .........................     16,194,117      16,471,868      21,218,941      8,155,295      10,587,703
                                       --------------  --------------  --------------  -------------  --------------
Cash flows from investing activities:
 Additions to film costs .............    (16,720,166)    (17,056,633)    (21,087,875)    (9,300,240)    (22,262,774)
 Purchase of fixed assets ............       (102,232)       (143,180)       (289,107)      (103,965)       (105,007)
                                       --------------  --------------  --------------  -------------  --------------
 Net cash used in investing
  activities .........................    (16,822,398)    (17,199,813)    (21,376,982)    (9,404,205)    (22,367,781)
                                       --------------  --------------  --------------  -------------  --------------
Cash flows from financing activities:
 Cash overdraft ......................                                                       299,430         225,648
 Net borrowings (repayments) under
  line of credit .....................        700,000       2,358,279       1,363,614       (638,779)      9,591,270
 Distributions to shareholder  .......       (866,233)       (652,549)       (823,248)      (378,995)       (344,800)
                                       --------------  --------------  --------------  -------------  --------------
 Net cash provided by (used in)
  financing activities ...............       (166,233)      1,705,730         540,366       (718,344)      9,472,118
                                       --------------  --------------  --------------  -------------  --------------
 Net increase (decrease) in cash  ....       (794,514)        977,785         382,325     (1,967,254)     (2,307,960)
                                       --------------  --------------  --------------  -------------  --------------
 Cash and cash equivalents at
  beginning of year ..................      1,867,557       1,073,043       2,050,828      2,050,828       2,433,153
                                       --------------  --------------  --------------  -------------  --------------
 Cash and cash equivalents at end of
  year ...............................   $  1,073,043   $   2,050,828   $   2,433,153   $     83,574   $     125,193
                                       ==============  ==============  ==============  =============  ==============
Supplemental disclosure of cash flow
 information:
 Cash paid during the year for:
  Interest ...........................   $    270,936    $    557,654    $    849,632    $   471,503    $    786,710
  Income taxes .......................   $     15,000    $     41,973    $     30,130    $    21,000    $     55,000


                See accompanying notes to financial statements.

                           OVERSEAS FILMGROUP, INC.
                        NOTES TO FINANCIAL STATEMENTS

NOTE 1 --DESCRIPTION OF ORGANIZATION:

   Overseas Filmgroup, Inc., ("Overseas" or the "Company") was established on February 11, 1980. The Company acquires distribution rights from independent producers and is involved in financing the production of motion picture films. These motion pictures are distributed through sub-distributors in the foreign markets as well as the United States. The Company also directly distributes certain films in the domestic theatrical market under the name First Look Pictures.

NOTE 2 --SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

REVENUES

   Revenues from nonrefundable guarantees payable by sub-distributors are recognized when the film becomes available for release in accordance with Statement of Financial Accounting Standards No. 53, "Financial Reporting by Producers and Distributors of Motion Picture Films". Amounts received in advance of the film being available are recorded as deferred revenue. Revenues from theatrical distribution of films are recognized on the dates of exhibition.

FILM COSTS AND AMORTIZATION

   Film costs represent those costs incurred in the acquisition and distribution of motion pictures or in the acquisition of distribution rights to motion pictures which include advances, minimum guarantees paid to producers, recoupable distribution and production costs, foreign withholding taxes, legal expenses, interest and overhead costs. These costs have been capitalized in accordance with Statement of Financial Accounting Standards No. 53. Film costs are amortized using the individual film forecast method whereby expense is recognized in the proportion that current year revenues bear to management's estimate of ultimate revenue from all markets.

   Film costs are valued at the lower of unamortized cost or estimated net realizable value. Revenue and cost forecasts for films are reviewed by management on a regular basis and revised when warranted by changing conditions. When estimates of total revenues and costs indicate that a film will result in an ultimate loss additional amortization is provided to fully recognize such loss.

CASH

   The Company considers all highly liquid instruments purchased with a maturity of less than three months to be cash equivalents. The carrying value of the Company's cash and cash equivalents approximate fair value due to their short-term nature.

RESTRICTED CASH

   Restricted cash consists of cash held in a collection account which is restricted for the payment of film facilities in compliance with the Credit Facility (Note 6).

FIXED ASSETS

   Fixed assets are recorded at cost and include improvements that significantly add to the productive capacity or extend the useful life of the asset. Costs of maintenance and repairs are charged to expense. Depreciation is provided over the estimated useful lives of the assets which range from 5 to 7 years using methods which approximate straight line.

PAYABLE TO PRODUCERS

   Payable to producers represents an accrual on a film-by-film basis of the producers' share of revenues recognized by the Company in excess of the recoupable costs incurred by the Company. The producers' share of revenue is expensed in conjunction with the amortization of film costs. Payments to producers are typically made based on actual cash collections.

                            OVERSEAS FILMGROUP, INC.
                   NOTES TO FINANCIAL STATEMENTSM (CONTINUED)

NOTE 2 --SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

INCOME TAXES

   Effective January 1, 1989 Overseas elected "S" Corporation status for federal income tax reporting purposes. Income and losses of an "S" corporation flow directly to the shareholder of the corporation and are not taxed at the corporate level. The Company is subject to normal taxation at the state level.

   During fiscal 1993 the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". The standard requires, among other provisions, that existing deferred tax assets and liabilities be adjusted to reflect the effect of changes in tax laws and/or rates. The adoption did not have a material impact on the Company's financial condition.

CONCENTRATION OF CREDIT RISK

   Financial instruments that potentially subject the Company to credit risk consist primarily of cash and accounts receivable. The Company places its cash with a financial institution and, at times, such amounts may be in excess of the FDIC insurance limits. Concentration of credit risk with respect to accounts receivable is limited due to the large number and general dispersion of trade accounts which constitute the Company's customer base. The Company performs credit evaluations of its customers and generally does not require collateral. At December 31, 1995 the Company has a trade receivable from one sub-distributor which represents approximately 12% of the Company's accounts receivable.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management estimates ultimate revenues and costs for feature films for each market based on public acceptance and historical results for similar products. Actual results could differ from those estimates.

RECLASSIFICATIONS

   Certain reclassifications have been made to amounts reported in prior periods to conform with the current year presentation.

UNAUDITED PRO FORMA BALANCE SHEET


   As discussed in Note 10, the Company entered into a definitive merger agreement (the "Merger") with Entertainment/Media Acquisition Corporation ("EMAC"). The accompanying unaudited pro forma balance sheet as of June 30, 1996 is presented to reflect the impact of the Company's change in federal income tax status from S Corporation to C Corporation as a result of the Merger. The pro forma column reflects an increase in the deferred tax liability of $2,400,000 to account for the Company's net taxable temporary differences existing at June 30, 1996 assuming the Company ceased to be treated as an S Corporation on that date. On the actual date that the Company terminates its S Corporation status a charge to earnings will be recorded for the tax effect associated with the change. Had the Company elected to terminate its S Corporation status on December 31, 1993, 1994, 1995 or June 30, 1996, the charge to earnings would have been $1,369,000, $1,658,000, $2,200,000 or
$2,400,000, respectively. The effect of the change may vary based upon the actual date the Company ceases to be treated as an S Corporation and may be greater, depending upon the Company's results of operations and financial information as of the date of termination of the Company's S Corporation status.

                           OVERSEAS FILMGROUP, INC.
                        NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 --SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:  (CONTINUED)

    Pro forma deferred tax liabilities were calculated using the asset and liability approach in accordance with SFAS 109 and at June 30, 1996 are comprised of the following:


Allowance for doubtful accounts   $  (85,000)
Depreciation and fixed assets  .     (16,000)
Film costs .....................   2,501,000
                                 -----------
Deferred tax liability .........  $2,400,000
                                 ===========


   Additionally, the unaudited pro forma balance sheet includes an adjustment to reflect a distribution payable of $5,265,000 (comprised of a $3,500,000 distribution paid to the Company's shareholders in July 1996 (see Note 10), $1,500,000 cash consideration to be paid to the Company's shareholders upon consummation of the Merger ("Merger Cash") and $265,000 representing reimbursement of certain 1996 federal income taxes payable by the Company's shareholders for the short 1996 S Corporation taxable year of Overseas Filmgroup ending June 30, 1996) and a $2,000,000 five-year note payable to shareholders bearing interest at the rate of 9% ("Merger Note") which will be issued to the Company's shareholders upon consummation of the Merger. The pro forma balance sheet does not give effect to S Corporation distributions that may be paid from S Corporation earnings generated subsequent to June 30, 1996.

   The unaudited pro forma balance sheet includes the reclassification of remaining S Corporation retained earnings to additional paid in capital. The amount of retained earnings which is not reclassified represents the Company's C Corporation retained earnings prior to January 1, 1989, the effective date of the Company's initial S Corporation election.

   The following provides a summary reconciliation of the effects of the unaudited pro forma adjustments to the Company's retained earnings as of June 30, 1996:


Unaudited balance as of June 30, 1996 .......................   12,473,498
Declared distribution to shareholders .......................   (3,500,000)
Pro forma distribution to shareholders (Merger Cash)  .......   (1,500,000)
Pro forma distribution to shareholders (Merger Note)  .......   (2,000,000)
Pro forma distribution to shareholders (tax reimbursement)  .     (265,000)
Pro forma income tax charge .................................   (2,400,000)
Reclassification of remaining S Corporation retained
 earnings ...................................................   (1,648,182)
                                                              -------------
                                                                 1,160,316
                                                              =============


   The unaudited pro forma balance sheet as of June 30, 1996 does not give effect to the adjustments, such as the merger of EMAC assets and liabilities with the Company and the recapitalization, that will occur upon the completion of the merger transaction.

UNAUDITED PRO FORMA STATEMENT OF INCOME

   Pro forma net income reflects pro forma interest expense on the $2,000,000 Merger Note (assumed to be outstanding from the beginning of the period presented) and a pro forma income tax provision, using an effective income tax rate of 36%, to account for the estimated income tax expense of the Company as if it had been subject to normal federal and state income taxes for the period.

   Pro forma earnings per share for the six month period ended June 30, 1996 and year ended December 31, 1995 have been computed using weighted average common shares outstanding of 4,180,635. Such pro forma shares outstanding have been computed as the sum of (i) 3,177,778 shares which treats the 100 shares of the Company currently outstanding as if they had been recapitalized and (ii) 1,002,857 shares representing the number of new shares that would have to be issued at a pro forma "initial public offering

                           OVERSEAS FILMGROUP, INC.
                        NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 --SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
(IPO)" price of $5.25 per share to pay the pro forma distribution of $5,265,000 as of June 30, 1996 described above. The June 30, 1996 market price of EMAC common stock of $5.25 is used as the pro forma IPO price. Historical earnings per share have not been presented in view of the prior period S Corporation status.


INTERIM RESULTS (UNAUDITED)


   The accompanying consolidated balance sheet as of June 30, 1996 and the related consolidated statements of income, shareholders' equity and cash flows for the periods ended June 30, 1996 and 1995 are unaudited. These consolidated financial statements have been prepared on the same basis as the audited financial statements and in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation have been included. Operating results for the these interim periods are not necessarily indicative of the results that may be expected for the year ending December 31, 1996.

NOTE 3 --RELATED PARTY TRANSACTIONS:

   On June 20, 1995 the Company entered into a merger agreement with First Look Pictures, Inc. ("First Look"), a domestic theatrical distributor which was 100% owned by the Company's shareholders. The net assets of First Look of $412,395, primarily consisting of unamortized film costs, were purchased through the forgiveness of the Company's advance, which represented the funding of First Look since its inception. The merger has been accounted for as a transaction between entities under common control and therefore the net assets of First Look have been recorded at book value.

   During the period from January 1, 1995 through the date of the merger First Look distributed certain of the Company's films ("the Films") pursuant to a sales agency agreement. Revenues of $2,215,566 and expenses of $203,208, representing First Look's overhead costs, have been recorded by Overseas in connection with this agreement. Additionally, Overseas funded the distribution costs of the Films in the amount of $2,322,955 on behalf of First Look.

   The related party receivable balance at December 31, 1994 represents amounts owed from First Look to fund certain distribution and overhead costs.

NOTE 4 --FILM COSTS:

   Film costs consist of the following:

                                                             DECEMBER 31,
                                                    ----------------------------
                                                         1995           1994
                                                    -------------  -------------
Films in release, net of accumulated amortization     $12,162,975    $ 9,456,441
Films not yet available for release ...............     5,186,096      2,920,682
                                                    -------------  -------------
                                                      $17,349,071    $12,377,123
                                                    =============  =============


   Interest costs capitalized to films were $744,176, $568,537, and $459,074 during the years ended December 31, 1995, 1994 and 1993, respectively. Based on the Company's estimates of projected gross revenues as of December 31, 1995, approximately 75% of unamortized film costs applicable to films in release are expected to be amortized during the next three years.

CONSOLIDATION OF FILM PRODUCTION COMPANIES (UNAUDITED)

   The Company has consolidated all majority-owned subsidiaries in the accompanying consolidated financial statements. During the six month period ended June 30, 1996, three film production companies

                            OVERSEAS FILMGROUP, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 --FILM COSTS:  (CONTINUED)
in which Overseas has a 79% ownership interest commenced operations. Each of these companies was formed for the sole purpose of producing one feature film in which Overseas has acquired distribution rights.

   Two companies have been financed with short term bank debt of $3,700,000 and $2,500,000 and one company has been financed by advances from Overseas. The bank debt bears interest at the rate of LIBOR plus 1%. Outstanding borrowings and accrued interest are guaranteed by letters of credit issued on behalf of Overseas. Upon delivery of the films to Overseas the letters of credit will be converted to additional borrowings under the Credit Facility.

   At June 30, 1996, the three consolidated film production companies had combined capitalized film costs of $5,791,000, which includes capitalized interest of $110,000, and combined short term bank debt of $5,852,000.

   The remaining 21% interest in these companies is owned personally by the principal shareholders of Overseas.


NOTE 5 --FIXED ASSETS:


   Fixed assets consist of the following:

                                       DECEMBER 31,
                                ------------------------
                                    1995         1994
                                -----------  -----------
Furniture and fixtures ........  $  221,360    $ 185,905
Office equipment ..............     189,203      141,162
Computer equipment ............     447,038      314,210
Leasehold improvements ........     149,388       91,575
Automobiles ...................      14,970           --
                                -----------  -----------
                                  1,021,959      732,852
Less accumulated depreciation      (637,638)    (514,862)
                                -----------  -----------
Net fixed assets ..............  $  384,321    $ 217,990
                                ===========  ===========

NOTE 6 --NOTES PAYABLE:

   The Company has a $21,000,000 credit facility with a two-bank syndicate (the "Credit Facility"). The Credit Facility provides several levels of credit including $16,000,000 of film financing, $4,000,000 of working capital and a $1,000,000 guarantee facility. The Company maintains a $1,000,000 working capital credit line ("Credit Line") with another bank which is guaranteed by the guarantee facility portion of the Credit Facility and expires during May 1996. Outstanding balances are summarized as follows:

                             DECEMBER 31,
                     --------------------------
                          1995          1994
                     ------------  ------------
Credit Facility:
 Film Financing  ...   $2,421,893    $2,058,279
 Working Capital  ..    4,000,000     3,000,000
 Guarantee Facility            --            --
Credit Line ........    1,000,000     1,000,000
                     ------------  ------------
                       $7,421,893    $6,058,279
                     ============  ============

   Interest on the Credit Facility is payable monthly at a rate of LIBOR plus 3% (5.72%, 5.66% and 5.53% for one, three and six month LIBOR, respectively at December 31, 1995). The interest rate is set

                           OVERSEAS FILMGROUP, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 --NOTES PAYABLE:  (CONTINUED)
at the commencement of each drawdown and is revised each one, three or six months as requested by the Company at the date of the drawdown. Interest on the Credit Line is payable monthly at the bank's prime rate (8.5% at December 31, 1995).

   The Credit Facility requires the Company to pay closing fees on each film facility drawdown, a commitment fee for unused portions of the working capital credit facility, commissions on cash received on financed films, and an annual management fee. The Credit Facility is collateralized by a security interest in the Company's assets and contains various covenants including the restriction of dividends and the maintenance of certain financial ratios. The Credit Facility has no specified maturity, however the bank's commitment to lend is reviewed on an annual basis. The carrying value of the Company's notes payable approximates their fair value due to the fact that the interest rate is reset periodically and the lack of a specified maturity.

NOTE 7 --INCOME TAXES:

   The provision for income taxes consists of the following:

                 YEARS ENDED DECEMBER 31,
            ---------------------------------
                1995        1994       1993
            ----------  ----------  ---------
Current
 State ....   $ 70,000    $ 70,000   $ 45,000
 Foreign  .    352,905     226,487    230,628
            ----------  ----------  ---------
               422,905     296,487    275,628
            ----------  ----------  ---------
Deferred
 State ....     10,000          --     25,000
            ----------  ----------  ---------
              $432,905    $296,487   $300,628
            ==========  ==========  =========

   The deferred taxes relate primarily to differences arising from the amortization of film costs for book and tax purposes. The foreign withholding taxes are substantially recouped from the producers share of revenue.

   The State of California tax rate is reconciled to the Company's effective tax rate as follows:

                                   YEARS ENDED DECEMBER 31,
                                  -------------------------
                                    1995     1994     1993
                                  -------  -------  -------
Statutory rate ..................    9.3 %    9.3 %    9.3 %
Foreign taxes ...................   12.2      9.3     11.5
Income not subject to state tax     (6.5)    (6.6)    (5.7)
Other ...........................     --      0.1     (0.1)
                                  -------  -------  -------
Effective tax rate ..............   15.0 %   12.1 %   15.0 %
                                  =======  =======  =======

NOTE 8 --COMMITMENTS AND CONTINGENCIES:

   As of December 31, 1995 and June 30, 1996 (unaudited), the Company has outstanding letters of credit issued under its Credit Facility of $7,127,000 and $1,155,000, respectively. The letters of credit secure the Company's acquisition commitments with respect to certain motion pictures or distribution rights to certain motion pictures. Upon delivery of the motion picture to the Company these letters of credit will be converted to film facilities through the issuance of debt under the terms of the Credit Facility.

                           OVERSEAS FILMGROUP, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 --COMMITMENTS AND CONTINGENCIES:  (CONTINUED)
    Additionally, the Company is committed under agreements with producers to pay minimum guarantees and print and advertising expenses of $2,500,000 and $5,325,000, respectively, for the future distribution rights to certain motion pictures.

   Total rental expense under various leases for the years ended December 31, 1995, 1994 and 1993 amounted to $228,053, $168,704 and $172,697, respectively.
Minimum annual rental payments under noncancelable leases are as follows:

1996 .......  $292,351
1997 .......   192,187
1998 .......    14,718

   In May 1996, the Company guaranteed payment by a film production company of two promissory notes totaling $325,000, each payable on May 9, 1997.

NOTE 9 --FOREIGN SALES AND SIGNIFICANT CUSTOMERS:

   The Company's foreign export revenues are summarized as follows:

                           YEARS ENDED DECEMBER 31,
                 -------------------------------------------
                      1995           1994           1993
                 -------------  -------------  -------------
Western Europe     $  7,475,888   $  7,005,708   $  7,657,407
Asia ...........     2,411,261      3,574,100      3,026,388
Latin America  .     1,446,968      1,491,500      1,190,578
Eastern Europe       1,094,053        728,000        350,000
Other ..........     1,792,603      2,611,876      1,717,676
                 -------------  -------------  -------------
                   $14,220,773    $15,411,184    $13,942,049
                 =============  =============  =============

   Revenue from a single customer accounted for $4,366,246, $3,000,000 and $2,850,000 of the Company's total revenues for the years ended December 31, 1995, 1994 and 1993, respectively (one separate customer in each year).

NOTE 10 --SUBSEQUENT EVENTS (UNAUDITED):

   On July 2, 1996 the Company entered into a definitive merger agreement ("Merger Agreement") with Entertainment/Media Acquisition Corporation ("EMAC"). The merger transaction is subject to the approval of the stockholders of EMAC. The Merger Agreement provides for, among other things, the merger of the Company with and into EMAC, with EMAC surviving the Merger. At the effective time of the Merger, the outstanding share of common stock of the Company will be converted to (i) 3,177,778 shares of EMAC stock, (ii) $1,500,000 in cash, and (iii) a $2,000,000 secured promissory note. In addition, the $3,500,000 Short Term Credit Facility (see below) will be repaid. The Merger Agreement also encompasses several other agreements including, but not limited to, employment agreements for key employees, stock options granted to certain of the Company's shareholders, an employee stock option plan and a stockholders' voting agreement.

   For accounting and financial reporting purposes, the Merger will be treated as an issuance of shares by the Company for the net assets of EMAC, consisting primarily of cash. The surviving corporation will reflect in its consolidated financial statements the assets and liabilities of both companies at their book values, and the historical earnings of the Company will be presented as the historical earnings of the surviving entity.

                           OVERSEAS FILMGROUP, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 10 --SUBSEQUENT EVENTS (UNAUDITED):  (CONTINUED)
    On July 5, 1996 the Company borrowed $3,500,000 from the two bank syndicate under an additional credit facility ("Short Term Credit Facility") which matures on December 31, 1996. The borrowing is guaranteed by the shareholders of Overseas and is secured by $3,500,000 of cash collateral. Interest is payable at the fixed rate of 6.56% through September 30, 1996.


   On July 8, 1996 the Company made a $3,500,000 distribution to its shareholders.

   The Company and the two bank syndicate which provides the Company's Credit Facility have temporarily increased the Film Facility by $2,000,000 and have agreed to further amendments to the Credit Facility to be effective upon consummation of the Merger. The commitment to lend under the amended Credit Facility will expire on May 9, 1997. The amended Credit Facility will further provide for an increase to the Credit Facility up to an aggregate commitment of $27,000,000, subject to the consummation of the Merger and also will contain certain modified covenants and events of default. Effectiveness of the amended Credit Facility is a condition to the Merger.


   The Company's Credit Line was extended to August 8, 1996 pursuant to a formal agreement with its bank. Upon maturity, the Company obtained a credit line from another bank with an interest rate of 7% and a maturity date of July 1, 1997. The Company drew down this credit line to pay down the previous Credit Line.

                                                                     APPENDIX
                                                                     A

                             AGREEMENT OF MERGER
                                    AMONG
                 ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
                          (A DELAWARE CORPORATION),
                           OVERSEAS FILMGROUP, INC.
                          (A DELAWARE CORPORATION),
                                     AND
                  ELLEN DINERMAN LITTLE AND ROBERT B. LITTLE
                                 JULY 2, 1996

                              TABLE OF CONTENTS


                                                                                        PAGE
                                                                                     --------
ARTICLE I DEFINITIONS  .............................................................  A-6
ARTICLE II THE MERGER  ............................................................. A-11
  2.1       The Merger ............................................................. A-11
  2.2       Effective Time ......................................................... A-11
  2.3       Effects of the Merger .................................................. A-11
  2.4       Amended and Restated Certificate of Incorporation and Bylaws  .......... A-11
  2.5       Directors and Officers; Operations after the Merger .................... A-11
  2.6       Closing ................................................................ A-11
ARTICLE III CONVERSION OF SHARES AND OTHER MATTERS  ................................ A-11
  3.1       Conversion of the Overseas Shares ...................................... A-11
  3.2       Surrender and Payment .................................................. A-12
  3.3       Adjustments ............................................................ A-12
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF OVERSEAS AND  THE OVERSEAS
 STOCKHOLDERS ...................................................................... A-12
  4.1       Corporate Status ....................................................... A-12
  4.2       Authorization .......................................................... A-12
  4.3       Consents and Approvals ................................................. A-13
  4.4       Capitalization and Stock Ownership ..................................... A-13
  4.5       Financial Statements ................................................... A-13
  4.6       Title to Assets and Related Matters .................................... A-14
  4.7       Real Property Leases ................................................... A-14
  4.8       Personal Property ...................................................... A-14
  4.9       Non-Real Estate Leases ................................................. A-14
  4.10      Accounts Receivable .................................................... A-14
  4.11      Liabilities ............................................................ A-15
  4.12      Taxes .................................................................. A-15
  4.13      Subsidiaries ........................................................... A-15
  4.14      Legal Proceedings and Compliance with Law .............................. A-15
  4.15      Contracts .............................................................. A-16
  4.16      Insurance .............................................................. A-17
  4.17      Intellectual Property .................................................. A-17
  4.18      Employee Relations ..................................................... A-17
  4.19      ERISA .................................................................. A-17
  4.20      Corporate Records ...................................................... A-19
  4.21      Absence of Certain Changes ............................................. A-19
  4.22      Finder's Fees .......................................................... A-19
  4.23      Accuracy of Information ................................................ A-19
  4.24      Overseas Disclosure Schedule ........................................... A-19
  4.25      Certain Business Relationships with Affiliates ......................... A-19
  4.26      Overseas Film Library .................................................. A-20
  4.27      Representations and Warranties of the Stockholders of Overseas  ........ A-21
ARTICLE V REPRESENTATIONS AND WARRANTIES OF EMAC  .................................. A-22
  5.1       Corporate Status ....................................................... A-22
  5.2       Authorization .......................................................... A-22
  5.3       Consents and Approvals ................................................. A-23

                               A-2




                                                                                        PAGE
                                                                                     --------
  5.4       Capitalization and Stock Ownership ..................................... A-23
  5.5       Financial Statements ................................................... A-24
  5.6       SEC Reports ............................................................ A-24
  5.7       Trust Funds ............................................................ A-24
  5.8       Fair Market Value ...................................................... A-24
  5.9       Assets; Leases; Accounts Receivable .................................... A-24
  5.10      Liabilities ............................................................ A-25
  5.11      Taxes .................................................................. A-25
  5.12      Subsidiaries ........................................................... A-25
  5.13      Legal Proceedings and Compliance with Law .............................. A-25
  5.14      Contracts .............................................................. A-25
  5.15      Insurance .............................................................. A-26
  5.16      Intellectual Property .................................................. A-26
  5.17      Employee Relations ..................................................... A-26
  5.18      ERISA .................................................................. A-26
  5.19      Corporate Records ...................................................... A-26
  5.20      Absence of Certain Changes ............................................. A-26
  5.21      Rule 419 ............................................................... A-27
  5.22      Finder's Fees .......................................................... A-27
  5.23      Accuracy of Information ................................................ A-27
  5.24      Certain Business Relationships with Affiliates ......................... A-27
  5.25      EMAC Disclosure Schedule ............................................... A-27
ARTICLE VI COVENANTS OF OVERSEAS AND THE OVERSEAS  STOCKHOLDERS .....................A-27
  6.1       Operation of the Business .............................................. A-27
  6.2       Access ................................................................. A-28
  6.3       No Other Negotiations .................................................. A-28
  6.4       Maintenance of the Assets .............................................. A-28
  6.5       Employees and Business Relations ....................................... A-28
  6.6       Confidentiality ........................................................ A-28
  6.7       Expenses ............................................................... A-28
  6.8       No Securities Transactions ............................................. A-28
  6.9       Fulfillment of Conditions .............................................. A-28
  6.10      Financial Statements ................................................... A-28
  6.11      Overseas Subsidiaries .................................................. A-28
  6.12      Disclosure of Certain Matters .......................................... A-28
ARTICLE VII COVENANTS OF EMAC ...................................................... A-29
  7.1       Operation of the Business of EMAC ...................................... A-29
  7.2       Stockholders' Meeting .................................................. A-29
  7.3       Access ................................................................. A-29
  7.4       No Other Negotiations .................................................. A-30
  7.5       Maintenance of the Assets .............................................. A-30
  7.6       Confidentiality ........................................................ A-30
  7.7       Appointment of Directors and Officers .................................. A-30
  7.8       Expenses ............................................................... A-30
  7.9       No Securities Transactions ............................................. A-30
  7.10      Fulfillment of Conditions .............................................. A-31
  7.11      Disclosure of Certain Matters .......................................... A-31

                               A-3




                                                                                        PAGE
                                                                                     --------
  7.12      Resignations ........................................................... A-31
  7.13      Nasdaq National Market Listing Application ............................. A-31
  7.14      Stock Option Plans ..................................................... A-31
  7.15      Continuation of Employee Benefit Plans ................................. A-32
  7.16      EMAC Stockholders ...................................................... A-32
  7.17      Repayment of Loan ...................................................... A-32
ARTICLE VIII COVENANTS OF EMAC, OVERSEAS AND THE OVERSEAS  STOCKHOLDERS  ............A-32
  8.1       Miscellaneous Covenants ................................................ A-32
  8.2       Overseas Employee Bonuses .............................................. A-33
  8.3       Voting Agreement ....................................................... A-33
  8.4       Cooperation ............................................................ A-33
ARTICLE IX CONDITIONS PRECEDENT TO THE MERGER  ..................................... A-33
  9.1       Conditions to Each Party's Obligations ................................. A-33
  9.2       Conditions to Obligations of EMAC ...................................... A-35
  9.3       Conditions to Obligations of Overseas and the Overseas Stockholders  ... A-36
ARTICLE X INDEMNIFICATION  ......................................................... A-37
  10.1      Indemnification by the Overseas Stockholders ........................... A-37
  10.2      Limitations on Indemnification ......................................... A-37
  10.3      Indemnification by EMAC. ............................................... A-38
  10.4      Indemnification Procedures. ............................................ A-38
  10.5      Survival ............................................................... A-39
  10.6      Satisfaction of Indemnification Obligations ............................ A-39
ARTICLE XI PUBLIC ANNOUNCEMENTS .................................................... A-39
ARTICLE XII TERMINATION  ........................................................... A-40
  12.1      Grounds for Termination ................................................ A-40
  12.2      Payment of Expenses upon Termination ................................... A-40
  12.3      Effect of Termination .................................................. A-41
ARTICLE XIII CONTENTS OF AGREEMENT, AMENDMENT, PARTIES IN  INTEREST, ASSIGNMENT,
 ETC. .............................................................................. A-41
ARTICLE XIV INTERPRETATION ......................................................... A-41
ARTICLE XV NOTICES ................................................................. A-42
ARTICLE XVI GOVERNING LAW  ......................................................... A-43
ARTICLE XVII COUNTERPARTS  ......................................................... A-43


EXHIBITS


 Exhibit A      --    Certificate of Merger
Exhibit B       --    EMAC Special Management Option Plan
Exhibit C       --    EMAC 1996 Basic Stock Option Plan
Exhibit D       --    Lischak Employment Agreement
Exhibit E       --    Lock-up and Registration Rights Agreement
Exhibit F       --    Form of Non-Competition Agreement
Exhibit G       --    Form of Non-Disclosure Agreement

                               A-4




Exhibit H       --    Overseas Stockholders' Employment Agreement
Exhibit I       --    Stockholders' Voting Agreement
Exhibit J       --    Tax Reimbursement Agreement
Exhibit K       --    Operating Guidelines
Exhibit L       --    Form of Merger Note
Exhibit M       --    Form of Security Agreement
                      Amended and Restated Certificate of Incorporation of EMAC and Form of
Exhibit N       --    By-Laws
Exhibit O       --    Opinion of Gipson Hoffman & Pancione, PC
Exhibit P       --    Opinion of Deborah Chiaramonte, Esq.
Exhibit Q       --    Opinion of Brobeck, Phleger & Harrison LLP
Exhibit R       --    Merger Consideration

                             AGREEMENT OF MERGER

   THIS AGREEMENT OF MERGER is made as of July 2, 1996 by and among ENTERTAINMENT/ MEDIA ACQUISITION CORPORATION, a Delaware corporation ("EMAC"), OVERSEAS FILMGROUP, INC., a Delaware corporation ("Overseas") and each of ELLEN DINERMAN LITTLE and ROBERT B. LITTLE (Ellen Dinerman Little and Robert B. Little are sometimes collectively referred to herein as the "Overseas Stockholders").

                                  BACKGROUND

   The Overseas Stockholders own approximately 92% of the outstanding capital stock of Overseas. EMAC, Overseas and the Overseas Stockholders desire to merge Overseas with and into EMAC (the "Merger") in accordance with the Delaware General Corporation Law, as amended (the "DGCL"), and on the terms and conditions set forth herein.

                                  WITNESSETH

   NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

   For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

   "Affiliates" means, with respect to a particular Person, Persons controlling, controlled by or under common control with that Person, as well as any executive officer, directors and majority-owned entities of that Person.

   "Agreement" means this Agreement and the exhibits and schedules hereto.

   "Annual Report" is defined in Section 5.6(a).

   "Assets" means all of the assets, properties, real and personal, tangible and intangible, wherever situated and whether or not reflected in the most recent financial statements of the referenced party that are owned or purported to be owned by said party.

   "Average Price" is defined in Section 3.1(c).

   "Benefit Plans" means all employee benefit plans of a Representing Party within the meaning of Section 3(3) of ERISA.

   "Business" means the entire business and operations of Overseas or EMAC, respectively, unless otherwise specified.


   "Certificate of Merger" is defined in Section 2.2 and shall be in the form attached hereto as Exhibit A.


   "Closing" means the consummation of the steps necessary to effect the Merger (other than the delivery of the Certificate of Merger to the Secretary of State of Delaware and the filing thereof) in accordance with the terms of this Agreement.

   "Closing Date" is defined in Section 2.6.

   "Closing EMAC Disclosure Schedule" is defined in Section 5.25.

   "Closing Overseas Disclosure Schedule" is defined in Section 4.24.

   "Code" means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.

    "Contract" means any written or oral contract, agreement, lease, instrument or other commitment that is binding on any Person or its property under applicable law.

   "Court Order" means any judgment, decree, injunction, order or ruling of any federal, state, local or foreign court or governmental or regulatory body or authority that is binding on any Person or its property under applicable law.

   "Default" means (i) a breach, default or violation or (ii) the occurrence of an event that with the passage of time or the giving of notice, or both, would constitute a breach, default or violation.

   "Definitive Proxy Statement" is defined in Section 7.2.

   "DGCL" is defined above in the Background section.

   "Distribution" means the contemplated distribution prior to the Closing by Overseas to the stockholders of Overseas of $3,500,000 as described on Schedule 9.3(l) hereto.

   "Effective Time" is defined in Section 2.2.

   "EMAC" is defined in the Preamble to this Agreement.

   "EMAC Balance Sheet" is defined in Section 5.5.

   "EMAC Balance Sheet Date" is defined in Section 5.5.

   "EMAC Common Stock" means the Common Stock, $0.001 par value per share, of EMAC.

   "EMAC Designees" is defined in Section 7.7(a)(ii).

   "EMAC Disclosure Schedule" means the Disclosure Schedule provided by EMAC in connection with this Agreement.

   "EMAC Indemnified Party" is defined in Section 10.1.

   "EMAC Losses" is defined in Section 10.1.

   "EMAC Minor Contracts" is defined in Section 5.14.

   "EMAC Option Plans" means the EMAC Stock Option Plan and the Special Management Option Plan.

   "EMAC Special Management Option Plan" means the EMAC 1996 Special Stock Option Plan and Agreement, covering 2,200,000 shares of EMAC Common Stock, attached hereto as Exhibit B.

   "EMAC Stock Option Plan" means the EMAC 1996 Basic Stock Option Plan, covering 550,000 shares of EMAC Common Stock, attached hereto as Exhibit C.

   "EMAC Stockholders" is defined in Section 5.2.

   "EMAC Stockholders' Meeting" is defined in Section 7.2.

   "EMAC Unit" means the units issued by EMAC consisting of one EMAC Share and two EMAC Warrants.

   "EMAC Warrants" means the warrants issued by EMAC entitling the holders thereof to purchase shares of EMAC Common Stock at a price of $5.00 per share and exercisable until February 16, 2002.

   "Encumbrances" means any lien, mortgage, security interest, pledge or other charge or encumbrance of any nature whatsoever on any property or property interest.

   "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

   "Exchange Act" is defined in Section 5.3.

   "Existing Shares" is defined in Section 4.4.

   "Fair Market Value" is defined in Section 7.14.

    "Film Library" is defined in Section 4.26(b).

   "Film Library Threshold Amount" is defined in Section 10.2(a).

   "GAAP" means United States generally accepted accounting principles.

   "GKN" means GKN Securities Corp.

   "Governmental Permits" is defined in Section 4.14(b).

   "Gross Participations" is defined in Section 4.26(a).

   "Indemnitor" is defined in Section 10.4(a).

   "Initial EMAC Stockholders" is defined in Section 5.3.

   "Intellectual Property" is defined in Section 4.17(a).

   "IRS" is defined in Section 4.19(c).

   "Liability" means any direct or indirect liability, indebtedness, obligation, expense, claim, loss, damage, deficiency, or guaranty or endorsement of or by any Person, absolute or contingent, accrued or unaccrued, due or to become due, liquidated or unliquidated.

   "Lischak Employment Agreement" means the form of Employment Agreement to be entered into with William F. Lischak, attached hereto as Exhibit D.

   "Litigation" means any lawsuit, action, arbitration, administrative or other legal proceeding, criminal prosecution or governmental investigation or inquiry.

   "Loan" is defined in Section 7.17.

   "Lock-up and Registration Rights Agreement" is the Lock-up and
Registration Rights Agreement attached hereto as Exhibit E.

   "Major Media" is defined in Section 4.26(a).

   "Master Avail" is defined in Section 4.26(e).

   "Material Adverse Effect" means with respect to EMAC a material adverse effect on the financial condition or results of operations of EMAC. "Material Adverse Effect," when used with respect to Overseas, the Overseas Subsidiaries or any subsidiary of Overseas means a material adverse effect on the financial condition or results of operations of Overseas, together with all of the Subsidiaries of Overseas, taken as a whole.

   "Merger" is defined above in the Background section.

   "Merger Cash" is defined in Section 3.1(b).

   "Merger Consideration" is defined in Section 3.1(b).

   "Merger Note" is defined in Section 3.1(b).

   "Merger Shares" is defined in Section 3.1(b).

   "Non-Competition Agreement" is the form of Non-Competition Agreement attached hereto as Exhibit F.


   "Non-Disclosure Agreement" is the form of Non-Disclosure Agreement attached hereto as Exhibit G.


   "Non-Film Library Threshold Amount" is defined in Section 10.2(a).

   "Non-Real Estate Leases" is defined in Section 4.9.

   "Non-Redeemable Option" refers to the Group B options to be granted (and as defined) in the EMAC Special Management Option Plan.

    "Operating Guidelines" is defined in Section 2.5.

   "Ordinary course" or "ordinary course of business" means the ordinary course of business that is consistent with past practices.

   "Original EMAC Disclosure Schedule" is defined in Section 5.25.

   "Original Overseas Disclosure Schedule" is defined in Section 4.24.

   "Overseas" is defined in the Preamble to this Agreement and, solely for purposes of Section 4.19(d), in such Section 4.19(d).

   "Overseas Balance Sheet" is defined in Section 4.5.

   "Overseas Balance Sheet Date" is defined in Section 4.5.

   "Overseas Common Stock" means the Common Stock, $0.01 par value per share, of Overseas.

   "Overseas Designees" is defined in Section 7.7(a)(i).

   "Overseas Disclosure Schedule" means the disclosure schedule provided by Overseas in connection with this Agreement.

   "Overseas Employees" is defined in Section 8.2

   "Overseas Films" is defined in Section 4.26(c).

   "Overseas Film Library" is defined in Section 4.26(b).

   "Overseas Financial Statements" is defined in Section 4.5.

   "Overseas Minor Contracts" is defined in Section 4.15(a).

   "Overseas Share" means a share of Overseas Common Stock.

   "Overseas Stockholders" is defined in the Preamble to this Agreement.

   "Overseas Stockholders' Employment Agreement" means the form of Employment Agreement to be entered into with each of the Overseas Stockholders, attached hereto as Exhibit H.

   "Overseas Stockholders Indemnified Party" is defined in Section 10.3.

   "Overseas Subsidiaries" means the following companies: Jacaranda Music, Inc., a Delaware corporation; Walrus Pictures, Inc., a California corporation; and Overseas Filmgroup (U.K.) Ltd., a United Kingdom corporation.

   "Payment Date" is defined in Section 10.4(c).

   "Person" means any natural person, corporation, partnership, proprietorship, association, trust or other legal entity.

   "Preliminary Proxy Statement" is defined in Section 7.2.

   "Proxy Statement" is defined in Section 7.2.

   "Real Estate Leases" is defined in Section 4.7.

   "Real Property" is defined in Section 4.7.

   "Record Date" is defined in Section 7.16.


   "Redeemable Special Management Option" refers to the Group A options to be granted (and as defined) in the EMAC Special Management Option Plan.


   "Regulation" means any statute, law, ordinance, regulation, order or rule of any federal, state, local, foreign or other governmental agency or body or of any other type of regulatory body that is binding on any Person or its property, including those covering environmental, energy, safety, health, transportation, bribery, recordkeeping, zoning, anti-discrimination, antitrust, wage and hour, and price and wage control matters.

    "Representing Party" means Overseas and the Overseas Stockholders when used in connection with terms used in Article IV, and EMAC when used in connection with terms used in Article V.

   "Required Consents" is defined in Section 4.3.

   "Restated Certificate" is defined in Section 7.2.

   "SEC" means the Securities and Exchange Commission.

   "SEC Reports" is defined in Section 5.6(a).

   "Securities Act" means the Securities Act of 1933, as amended, and the Regulations promulgated thereunder.

   "Security Agreement" is defined in Section 3.1(b).

   "Selected Contract" is defined in Section 4.26(a).

   "Selected Films" is defined in Section 4.26(a).

   "Stockholders' Voting Agreement" means the Stockholders' Voting Agreement attached hereto as Exhibit I.

   "Subsidiary," with respect to any Person, means a corporation the voting securities of which, in an amount sufficient to elect at least a majority of its Board of Directors, are owned directly or indirectly by such Person.

   "Surviving Corporation" is defined in Section 2.1.

   "Syndication Agreement" is defined in Section 9.1(j).

   "Tax" is defined in Section 4.12.

   "Tax Reimbursement Agreement" means the Tax Reimbursement Agreement attached hereto as Exhibit J.

   "Termination Date" is defined in Section 12.1(b).

   "Third Party Claim" is defined in Section 10.4(b).

   "Transaction Documents" means this Agreement, the Certificate of Merger, the Merger Note, the Security Agreement, the Overseas Stockholder Employment Agreements, the Lischak Employment Agreement, the Lock-up and Registration Rights Agreement, the Non-Competition Agreements, the Stockholders' Voting Agreement, the EMAC Option Plans, the Tax Reimbursement Agreement.

   "Transactions" means the Merger and the other related transactions contemplated by the Transaction Documents.

   "Trust Account" is defined in Section 5.7.

   "Trust Company" is defined in Section 5.7.

   "Unit Purchase Option" means the option issued by EMAC entitling GKN Securities Corp., the underwriter of EMAC's initial public offering, to purchase 200,000 EMAC Units at a price of $9.90 per Unit and exercisable until February 16, 2000.

   "Welfare Plan" is defined in Section 4.19(g).

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                                  ARTICLE II
                                  THE MERGER

   2.1 The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the DGCL, Overseas shall merge with and into EMAC at the Effective Time. Following the Merger, EMAC shall continue as the surviving corporation (the "Surviving Corporation") and shall continue its existence under the laws of the State of Delaware, and the separate corporate existence of Overseas shall cease.

   2.2 Effective Time. As soon as practicable on or after the Closing Date, after the satisfaction or waiver of all conditions to the Merger, EMAC and Overseas shall file with the Secretary of State of the State of Delaware the Certificate of Merger in accordance with the DGCL (the "Certificate of Merger"). The Merger shall become effective at such time as the Certificate of Merger is so filed (the "Effective Time").

   2.3 Effects of the Merger. The Merger shall have the effect set forth in
Section 259 of the DGCL, a copy of which is attached hereto as Exhibit 2.3.

   2.4 Amended and Restated Certificate of Incorporation and Bylaws. The Restated Certificate and bylaws of EMAC as amended and restated as of the Closing Date in accordance with Section 7.2 of this Agreement shall be the Restated Certificate and bylaws, respectively, of the Surviving Corporation at the Effective Time.

   2.5 Directors and Officers; Operations after the Merger. The persons who are appointed and elected in accordance with Section 7.7 of this Agreement shall be the directors and officers of the Surviving Corporation at the Effective Time. Such persons shall hold such positions as directors and officers until their successors are elected or appointed in accordance with the Restated Certificate and the bylaws of the Surviving Corporation. The Directors of the Surviving Corporation shall be in such classes as set forth in Section 7.7(b). The Operating Guidelines attached hereto as Exhibit K shall serve as general operating guidelines for the Surviving Corporation following the Effective Time (the "Operating Guidelines") until otherwise properly amended or modified.

   2.6 Closing. Unless this Agreement shall have been terminated and the Transactions abandoned pursuant to Article XII, subject to satisfaction or waiver of the conditions to the Merger set forth in Article IX, the Closing shall take place as promptly as practicable (and in any event within five business days) after satisfaction or waiver of the conditions to the Merger set forth in Article IX, at the offices of Gipson, Hoffman & Pancione, 1901 Avenue of the Stars, Suite 1100, Los Angeles, California 90067, unless the parties hereto agree in writing to another date or place. The date on which the Closing occurs is referred to herein as the "Closing Date."

                                 ARTICLE III
                    CONVERSION OF SHARES AND OTHER MATTERS

   3.1 Conversion of the Overseas Shares.

   (a) Each Overseas Share that, immediately prior to the Effective Time, is held by Overseas as treasury stock or by any Subsidiary of Overseas shall be cancelled, and no consideration shall be delivered with respect thereto.

   (b) Except as otherwise provided in Sections 3.1(c) and 3.2(a), the Overseas Shares outstanding immediately prior to the Effective Time shall be converted, as of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, into, in the aggregate (to be allocated among the holders of Overseas Shares in accordance with Exhibit R hereto): (i) 3,177,778 shares of EMAC Common Stock (the "Merger Shares"), (ii) $1,500,000, in immediately available funds payable at the Closing by certified check or by wire transfer, at the option of the Overseas Stockholders (the "Merger Cash"), and (iii) a note in the principal amount of $2,000,000 with the terms and conditions set forth in

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the form of Merger Note attached hereto as Exhibit L (the "Merger Note")
(collectively, the "Merger Consideration"). The Merger Note will be secured by all of the assets of the Surviving Corporation in accordance with the form of Security Agreement attached hereto as Exhibit M (the "Security Agreement").

   (c) In the event that the average of the mean between the closing bid and asked prices for EMAC Common Stock as quoted on the NASD Electronic Bulletin Board for the three trading days prior to the Closing Date (the "Average Price") is less than $5.20 per share of EMAC Common Stock, then in addition to the Merger Consideration per Overseas Share pursuant to Section 3.1(b), each holder of an Overseas Share shall be entitled to receive additional Merger Cash per Overseas Share equal to the difference between $5.20 and the Average Price multiplied by the 3,177,778 Merger Shares and such amount shall be deemed included as part of the Merger Consideration.

   (d) No fractional shares of EMAC Common Stock shall be issued in the Merger. All fractional shares of EMAC Common Stock that a holder of Overseas Shares would otherwise be entitled to receive as a result of the Merger shall be aggregated and if a fractional share of EMAC Common Stock results from such aggregation, such holder shall be entitled to receive, in lieu thereof, a full share of EMAC Common Stock.

   3.2 Surrender and Payment. At the Closing, each holder of Overseas Shares shall surrender to EMAC the Overseas Shares held in their names, as set forth in Exhibit R in exchange for the Merger Consideration, which Merger Consideration shall be distributed as set forth in Exhibit R. No transfer taxes shall be payable by any holder of Overseas Shares in connection with such exchange.

   3.3 Adjustments. If at any time during the period between the date of this Agreement and the Effective Time, the outstanding shares of capital stock of EMAC or Overseas shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Merger Consideration shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares; provided, however, that neither EMAC nor Overseas shall take any such action without the prior written consent of the other.

                                  ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF OVERSEAS AND
                          THE OVERSEAS STOCKHOLDERS

   Overseas and the Overseas Stockholders jointly and severally hereby represent and warrant to EMAC as follows:

   4.1 Corporate Status. Overseas is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Overseas is qualified to do business as a foreign corporation in California and any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. Each of the Overseas Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The copies of the Certificate of Incorporation and bylaws of Overseas and Overseas Subsidiaries that have been delivered to EMAC have been duly adopted, and are current, correct and complete.

   4.2 Authorization. Overseas has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by Overseas have been duly authorized by all necessary corporate action, including the approval by the stockholders of Overseas as required by the DGCL. The Transaction Documents to be executed and delivered by Overseas or the Overseas Stockholders have been, or will be on the Closing Date, duly and validly executed and delivered by such party or parties. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, legally valid and binding obligations of Overseas and

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the Overseas Stockholders, to the extent they are parties thereto, enforceable against each such party in accordance with their respective terms, except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding may be brought.

   4.3 Consents and Approvals. Except for the consents specified in Section 4.3 of the Overseas Disclosure Schedule (the "Required Consents"), the approval of the Merger Agreement by the holders of a majority of the issued and outstanding Overseas Shares, and the filing of the Certificate of Merger in accordance with the DGCL, neither the execution and delivery by Overseas or the Overseas Stockholders of the Transaction Documents to which either is or will be a party, nor the performance of the Transactions to be performed by Overseas or the Overseas Stockholders will require any filing to be made by Overseas, or any consent or approval to be obtained by Overseas or constitute a Default under (a) any Regulation or Court Order to which Overseas or any of the Overseas Subsidiaries is subject, (b) the Certificate of Incorporation or bylaws, or other comparable organizational documents with respect to any foreign corporation, of Overseas or any of the Overseas Subsidiaries, or (c) any Contract, Governmental Permit or other document to which Overseas or any of the Overseas Subsidiaries is a party or by which the properties or other assets of Overseas or any of the Overseas Subsidiaries is subject, except where the aggregate effect of any such Defaults or the failure to make or obtain any such filings, consents or approvals would not have a Material Adverse Effect.

   4.4 Capitalization and Stock Ownership. The total authorized capital stock of Overseas consists of 2,000 shares of Overseas Common Stock, of which 100 shares are issued and outstanding (the "Existing Shares"). Neither Overseas nor any of the Overseas Subsidiaries has any shares of capital stock that are issued and held by Overseas or the Overseas Subsidiaries, respectively, as treasury stock. There are no existing options, warrants, calls, subscriptions, commitments, arrangements or other rights of any character (including conversion or preemptive rights) relating to the issuance, acquisition or registration of any issued or unissued capital stock or other securities of Overseas and the Overseas Subsidiaries, and, except as set forth in Section 4.4 of the Overseas Disclosure Schedule, the Overseas Stockholders have not agreed or committed to transfer any Overseas Shares held by them on or prior to the Effective Time. All of the outstanding shares of Overseas Common Stock and the common stock of the Overseas Subsidiaries are duly and validly authorized and issued, fully paid and non-assessable. Section 4.4 of the Overseas Disclosure Schedule correctly lists the record owners of all of the Existing Shares and the number of Existing Shares owned of record and beneficially by each such holder. Except where the aggregate effect of any such noncompliance would not have a Material Adverse Effect or as set forth in Section 4.4 of the Overseas Disclosure Schedule, Overseas complied with all applicable federal and state securities Regulations in connection with the offer and issuance of all of the Existing Shares and there are no rescission rights relating thereto. Except as set forth in Section 4.4 of the Overseas Disclosure Schedule, there are no shareholder agreements, agreements among securityholders, voting trusts or other agreements or understandings to which Overseas is a party, or, to the knowledge of Overseas, to which any securityholder of Overseas is a party, including, without limitation, any agreements or understandings with respect to
(i) the voting of the capital stock of Overseas and of each of the Overseas Subsidiaries, respectively, (ii) the relative rights and obligations of the securityholders of Overseas and of each of the Overseas Subsidiaries, respectively, (iii) any buy-sell or rights of first refusal regarding Overseas and of each of the Overseas Subsidiaries, respectively, and/or the interests of any securityholders therein, (iv) relations among the securityholders of Overseas and of each of the Overseas Subsidiaries, respectively, or (v) representation on Overseas' Board of Directors or the Board of Directors of any of the Overseas Subsidiaries.

   4.5 Financial Statements. Overseas has delivered to EMAC complete copies of the financial statements of Overseas consisting of a balance sheet as of December 31, 1993, 1994 and 1995 and the related statements of income, shareholders' equity and cash flows for the periods then ended, and the footnotes thereto (to which the representations and warranties contained in this Agreement shall be qualified and subject), which financial statements have been audited by the firm of Price Waterhouse LLP. All such audited financial statements (including the footnotes thereto), together with the financial statements referred to in Section 6.10 (when delivered) (including the footnotes thereto), are referred to

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

herein collectively as the "Overseas Financial Statements." The Overseas Financial Statements fairly present in conformity with GAAP applied on a consistent basis the financial position and assets and liabilities of Overseas as of the dates thereof and Overseas' results of operations and cash flows for the periods then ended (on a consolidated basis in the case of the financial statements referred to in Section 6.10), except for normal year-end adjustments and accruals in the case of the unaudited financial statements to be delivered under Section 6.10. The audited balance sheet as of December 31, 1995 is referred to herein as the "Overseas Balance Sheet," and December 31, 1995 is referred to herein as the "Overseas Balance Sheet Date."

   4.6 Title to Assets and Related Matters. Overseas and each of the Overseas Subsidiaries, respectively, has good and marketable title to, or valid leasehold interests in, all of its tangible personal property which have a cost or fair market value equal to or in excess of $10,000, free from any Encumbrances except those specified in Section 4.6 of the Overseas Disclosure Schedule and any Encumbrances (including for this purpose, defects of title) that, in the aggregate, are not material to Overseas and the Overseas Subsidiaries, taken as a whole. All tangible personal property of Overseas and each of the Overseas Subsidiaries, respectively, is generally suitable for the purposes for which it is used, free from any known defects, except such defects that, in the aggregate, would not have a Material Adverse Effect. Neither Overseas nor any of the Overseas Subsidiaries owns any Real Property.

   4.7 Real Property Leases. Section 4.7 of the Overseas Disclosure Schedule lists all real estate leased by Overseas and each of the Overseas Subsidiaries, respectively, and contains a general description of the improvements (including buildings and other structures) located on such real estate (collectively, the "Real Property"). Section 4.7 of the Overseas Disclosure Schedule lists any leases under which any such Real Property is possessed (the "Real Estate Leases"). To the knowledge of Overseas and the Overseas Stockholders, except as set forth in Section 4.7 of the Overseas Disclosure Schedule, (i) neither Overseas nor any of the Overseas Subsidiaries, respectively, is currently in Default under any of the Real Estate Leases, and (ii) neither Overseas nor the Overseas Stockholders is aware of any Default by any of the lessors thereunder, except in the case of (i) and (ii) such Defaults that, in the aggregate, would not have a Material Adverse Effect.

   4.8 Personal Property. Overseas has delivered to EMAC a fixed asset schedule, describing all material items of tangible personal property of Overseas that were included in the Overseas Balance Sheet and all items of tangible personal property of the Overseas Subsidiaries material to Overseas and the Overseas Subsidiaries, taken as a whole. Except as set forth in Section
4.8 of the Overseas Disclosure Schedule, since the Overseas Balance Sheet Date, neither Overseas nor any of the Overseas Subsidiaries, respectively, has acquired or disposed of any items of tangible personal property other than (a) items having acquisition costs (per item) of less than $30,000 or (b) acquisitions or dispositions in the ordinary course. All of such personal property is in good operating condition, reasonable wear and tear excepted, except such defects that, in the aggregate, would not have a Material Adverse Effect.

   4.9 Non-Real Estate Leases. Section 4.9 of the Overseas Disclosure Schedule lists all material tangible Assets (other than Real Property) that are used as of the date of this Agreement in the operation of the Business and that are possessed by Overseas and each of the Overseas Subsidiaries, respectively, under an existing lease, including all machinery, equipment, fixtures, furniture and computers that are material to the Business. Section 4.9 of the Overseas Disclosure Schedule also lists the leases under which such assets and property are possessed. All of such leases and any leases of such types that are entered into after the date of this Agreement are referred to herein as the "Non-Real Estate Leases." Overseas and each of the Overseas Subsidiaries, respectively, is not in Default under any of the Non-Real Estate Leases, and Overseas and each of the Overseas Subsidiaries, respectively, is not aware of any Default by any of the lessors thereunder, except for such Defaults that, in the aggregate, would not have a Material Adverse Effect.

   4.10 Accounts Receivable. The accounts receivable of Overseas reflected in the Overseas Balance Sheet are bona fide accounts receivable created in the ordinary course of business, and, to the knowledge of Overseas and the Overseas Stockholders, are collectible within periods of time normally prevailing in the industry at the aggregate recorded amounts thereof, subject to the allowance for doubtful accounts that is included in the Overseas Balance Sheet.

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    4.11 Liabilities. Except as specified in Section 4.11 of the Overseas
Disclosure Schedule, Overseas and each of the Overseas Subsidiaries, respectively, has no Liabilities, and none of the Assets of Overseas nor any of the Overseas Subsidiaries, respectively, is subject to any Liabilities, except
(a) to the extent reflected on or provided for in the Overseas Balance Sheet,
(b) intercompany accounts, (c) Liabilities which are not material either individually or in the aggregate, and which are not required to be reflected on or provided for on the Overseas Balance Sheet, (d) Liabilities incurred since the Overseas Balance Sheet Date that, individually or in the aggregate, are not material to the Business of Overseas or the material Assets, (e) Liabilities under any Contracts that were not required under GAAP to have been specifically disclosed or reserved for on the Overseas Balance Sheet, (f) Liabilities under, or contemplated by, or in connection with this Agreement, (g) Liabilities incurred after the Overseas Balance Sheet Date that are not prohibited by
Section 6.1, (h) Liabilities incurred since the Overseas Balance Sheet Date that are approved in writing by EMAC, (i) deferred federal tax liabilities accruable on termination of the status of Overseas as a Subchapter S corporation under the Code, and (j) Liabilities which accrue as a function of the licensing, sale or collection of the Overseas Film Library or any Assets therein or related thereto, and (k) Liabilities incurred after the Overseas Balance Sheet Date that are reflected on or provided for in the Overseas March 31, 1996 or June 30, 1996 Balance Sheet.

   4.12 Taxes. Except as set forth in Section 4.12 of the Overseas Disclosure Schedule, Overseas and each of the Overseas Subsidiaries, respectively, (a) has duly filed all foreign, federal, state, local and other Tax returns that are required to be filed and that were due, and (b) has paid, or set up an adequate reserve for the payment of, all material Taxes with respect to all periods through December 31, 1995; provided, however, that Tax or Taxes for purposes of this sentence shall not include any Federal, state, local or foreign income, profits or franchise taxes (an "Income Tax") assessed against the Company for a period prior to January 1, 1996, to the extent that it is reasonable to expect that as a result of such assessment the Company will obtain an increase in deductions or tax credits or a decrease in income or profits for purposes of such Income Tax for a period after December 31, 1995. Except as set forth in
Section 4.12 of the Overseas Disclosure Schedule, all Taxes and other assessments and levies that Overseas and each of the Overseas Subsidiaries, respectively, has been required by law to withhold or to collect for periods prior to December 31, 1995 have been duly withheld and collected and have been paid over to the proper governmental authorities or are properly held by Overseas and each of the Overseas Subsidiaries, respectively, for such payment. Except as set forth in Section 4.12 of the Overseas Disclosure Schedule, there are no proceedings or other actions pending, and to the knowledge of Overseas and the Overseas Stockholders, no proceedings or other actions threatened, for the assessment and collection of additional taxes of any kind for any period for which returns have or should have been filed. For purposes of this Agreement, the term "Tax" or "Taxes" shall include all Federal, state, local, and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise and other Taxes, duties and governmental assessments of any nature whatsoever imposed upon Overseas or any of the Overseas Subsidiaries (but not the Overseas Stockholders or William F. Lischak) together with all interest, penalties and additions imposed with respect to such amounts.

   4.13 Subsidiaries. Except as specified in Section 4.13 of the Overseas Disclosure Schedule, Overseas does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, joint venture or other legal entity.


   4.14 Legal Proceedings and Compliance with Law.


   (a) Except as disclosed in Section 4.14(a) of the Overseas Disclosure Schedule, there is no Litigation that is pending or, to Overseas' and the Overseas Stockholders' knowledge, threatened against Overseas or any of the Overseas Subsidiaries, respectively, except any threatened Litigation that, individually or in the aggregate, would not have a Material Adverse Effect. Neither Overseas nor any of the Overseas Subsidiaries is in Default under any applicable Regulations, except for any Defaults that would not have a Material Adverse Effect. Neither Overseas nor any of the Overseas Subsidiaries is in Default with respect to any applicable Court Order.

   (b) Overseas and each of the Overseas Subsidiaries, respectively, has obtained and is in full compliance with all governmental permits, licenses, registrations, certificates of occupancy, approvals and

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other authorizations that are required for the complete operation of the
Business of Overseas and each of the Overseas Subsidiaries, respectively, as currently operated, except such items as to which the failure to obtain or to comply, in the aggregate, would not have a Material Adverse Effect (the "Governmental Permits"). All of the Governmental Permits are listed in Section 4.14(b) of the Overseas Disclosure Schedule, along with their respective expiration dates. All of the Governmental Permits are currently valid and in full force, and to the knowledge of Overseas and the Overseas Stockholders, no revocation, cancellation or withdrawal thereof has been threatened.

   (c) To the best of the knowledge of Overseas and the Overseas Stockholders, neither Overseas nor any of the Overseas Subsidiaries, nor any of their officers or directors is the subject of any investigation, inquiry or proceeding before the Securities and Exchange Commission or any state securities commission.

   4.15 Contracts.

   (a) Section 4.15 of the Overseas Disclosure Schedule lists each Contract of the following types to which Overseas and each of the Overseas Subsidiaries, respectively, as of the date of this Agreement, is a party, or by which it is bound, excluding (x) any Contract relating to any item in the Overseas Film Library (including, without limitation, any Contract relating to the development, production, distribution, exploitation, acquisition, or licensing of Overseas Films, the Overseas Film Library or any component thereof), (y) any Contract that may be terminated by Overseas or any of the Overseas Subsidiaries, respectively, on not more than one month's notice without any liability on the part of Overseas or any of the Overseas Subsidiaries, respectively, and (z) any Contract under which the executory obligation (including any remaining payments) of Overseas or any of the Overseas Subsidiaries, respectively, involves an amount or, in the case of security agreements, secures an amount, of less than $50,000 (such excluded Contracts referred to in clauses (y) and (z) are referred to in this Section 4.15 collectively as "Overseas Minor Contracts") and excluding this Agreement, the Transaction Documents and the other Contracts expressly referred to herein:

     (i) Contracts with any present or former securityholder, director, officer, employee, partner or consultant of Overseas or any of the Overseas Subsidiaries, respectively, or Affiliate thereof, including, without limitation, registration rights agreements, indemnification agreements, shareholder agreements and voting agreements;

     (ii) Contracts for the future purchase of, or payment for, supplies or products, or for the lease of any material Asset from or the performance of services by a third party;

     (iii) Contracts to perform services;

     (iv) Contracts to lease to or to operate for any other party any material Asset;

     (v) Any notes, debentures, bonds, conditional sale agreements, equipment trust agreements, letter of credit agreements, reimbursement agreements, loan agreements, security agreements or other Contracts for the borrowing or lending of money or security therefor (including loans to or from officers, directors, partners, stockholders or Affiliates of Overseas or any of the Overseas Subsidiaries, or any members of their immediate families), agreements or binding arrangements for a line of credit or for a guarantee of, or other binding undertaking in connection with, the indebtedness of any other Person;

     (vi) Any other Contracts (other than Overseas Minor Contracts, Contracts excluded by 4.15(a)(x) and those Contracts described in any of (i) through
    (v) above) not made in the ordinary course of business.

   (b) To Overseas' and the Overseas Stockholders' knowledge, neither Overseas nor any of the Overseas Subsidiaries is in Default under any Contract, which Default, together with all other such Defaults under Contracts, would result in a Material Adverse Effect. Neither Overseas nor any of the Overseas Subsidiaries has received any written communication from, or given any written communication to, any other party indicating that Overseas or such other party, as the case may be, is in Default under any Contract where such Default is reasonably likely to have a Material Adverse Effect. Overseas and each of the Overseas Subsidiaries has delivered or made available to EMAC or its counsel true and complete copies of all Contracts identified on the Overseas Disclosure Schedule.

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    4.16 Insurance. Section 4.16 of the Overseas Disclosure Schedule lists all policies or binders of insurance held by or on behalf of Overseas and each of the Overseas Subsidiaries or relating to the Business or any of its Assets, as of the date of this Agreement, and the Overseas Disclosure Schedule specifies with respect to each policy the insurer, the amount of the coverage, the type of insurance, the expiration date, the policy number and any pending claims thereunder. To Overseas' and the Overseas Stockholders' knowledge, there is no Default with respect to any such policy or binder, nor has there been any failure by Overseas or any of the Overseas Subsidiaries to give any notice or present any claim under any such policy or binder with respect to a known claim in a timely fashion or in the manner or detail required by the policy or binder, except for any of the foregoing that would not, individually or in the aggregate, have a Material Adverse Effect. There is no notice of nonrenewal or cancellation with respect to, or disallowance of any claim under, any such policy or binder that has been received by Overseas or any of the Overseas Subsidiaries, respectively, except for any of the foregoing that would not, individually or in the aggregate, have a Material Adverse Effect.

   4.17 Intellectual Property.

   (a) Section 4.17 of the Overseas Disclosure Schedule sets forth all trademarks, servicemarks, trade names, patents, and all applications therefor, owned by Overseas or any of the Overseas Subsidiaries, respectively (the "Intellectual Property"). Except as set forth in Section 4.17 of the Overseas Disclosure Schedule, all of the Intellectual Property is owned or otherwise lawfully used by Overseas or any of the Overseas Subsidiaries, respectively, except where the failure to own or use such Intellectual Property would not have a Material Adverse Effect, and, to the knowledge of Overseas and the Overseas Stockholders, Overseas' and each of the Overseas Subsidiaries' use of the Intellectual Property does not infringe upon or unlawfully or wrongfully use any trademark, trade name, service mark, or patent owned or claimed by another Person or knows of any infringement or unlawful use by another person of any of the Intellectual Property. Neither Overseas nor any of the Overseas Subsidiaries is in Default, except for any Default that would not have a Material Adverse Effect, and has not received any notice of any claim of infringement or any other claim or proceeding, with respect to any such Intellectual Property. No current or former employee of Overseas or any of the Overseas Subsidiaries, and to the knowledge of the Overseas Stockholders no other Person owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any of the Intellectual Property, or in any application therefor except for such interest that may arise by virtue of such person's ownership (in whole or in part) of any Affiliate of Overseas or any of the Overseas Subsidiaries.

   (b) To Overseas' and the Overseas Stockholders' knowledge, no employee or consultant of Overseas or any of the Overseas Subsidiaries is subject to any agreement (other than agreements with Overseas) limiting the freedom of such employee to compete in any line of business similar to Overseas' Business, with any person or entity, in any geographic area.

   4.18 Employee Relations. Neither Overseas nor any of the Overseas Subsidiaries is (a) a party to, involved in or, to Overseas' or the Overseas Stockholders' knowledge, threatened by, any labor dispute or unfair labor practice charge or (b) currently negotiating any collective bargaining agreement, and neither Overseas nor any of the Overseas Subsidiaries, respectively, has experienced any work stoppage during the last three years. Overseas has delivered to EMAC a complete and correct list of the names and 1995 and 1996 salaries, bonus and other cash compensation of all employees (including officers) of Overseas and each of the Overseas Subsidiaries, respectively, whose total cash compensation for 1995 exceeded, or whose total compensation for 1996 is expected to exceed, $60,000.

   4.19 ERISA.

   (a) Section 4.19 of the Overseas Disclosure Schedule contains a complete list of all Benefit Plans sponsored or maintained by Overseas and each of the Overseas Subsidiaries, respectively, or under which they may be obligated. Overseas has delivered to EMAC or EMAC has had access to (i) accurate and complete copies of all Benefit Plan documents and all summary plan descriptions, summary annual reports and insurance contracts, if any (ii) accurate and complete summaries of all unwritten Benefit Plans, (iii) accurate and complete copies of the most recent financial statements and actuarial reports with respect to all Benefit Plans for which financial statements or actuarial reports are required or have been

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prepared and (iv) accurate and complete copies of all annual reports for all
Benefit Plans (for which annual reports are required) prepared within the last three years. Each Benefit Plan providing benefits that are funded through an insurance policy is indicated by the word "insured" placed next to the listing of said Benefit Plan in Section 4.19 of the Overseas Disclosure Schedule.

   (b) All Benefit Plans conform (and at all times have conformed) in all material respects to, and are being administered and operated (and have at all time been administered and operated) in material compliance with, the requirements of ERISA, the Code and all other applicable Regulations. All returns, reports and disclosure statements required to be made under ERISA and the Code with respect to all Benefit Plans have been timely filed or delivered. There have not been any "prohibited transactions," as such term is defined in
Section 4975 of the Code or Section 406 of ERISA involving any of the Benefit Plans, that could subject Overseas or any of the Overseas Subsidiaries to any material penalty or Tax imposed under the Code or ERISA.

   (c) Except as is set forth in Section 4.19 of the Overseas Disclosure Schedule, any Benefit Plan that is intended to be qualified under Section 401(a) of the Code and exempt from Tax under Section 501(a) of the Code has been determined by the Internal Revenue Service ("IRS") to be so qualified, and such determination remains in effect and has not been revoked. To the knowledge of Overseas and the Overseas Stockholders, nothing has occurred since the date of any such determination that is reasonably likely to affect adversely such qualification or exemption, or result in the imposition of excise Taxes or income Taxes on unrelated business income under the Code or ERISA with respect to any Benefit Plan.

   (d) Neither Overseas nor any of the Overseas Subsidiaries has a defined benefit plan subject to Title IV of ERISA. Neither Overseas nor any of the Overseas Subsidiaries has a current or contingent obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA). For purposes of this Section 4.19(d), the term "Overseas" and the "Overseas Subsidiaries" shall include any corporation that is a member of any controlled group of corporations (as defined in Section 414(b) of the Code) that includes Overseas or any of the Overseas Subsidiaries, any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the
Code) with Overseas or any of the Overseas Subsidiaries, any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Section 414(m) of the Code) that includes Overseas or any of the Overseas Subsidiaries and any other entity required to be aggregated with Overseas or any of the Overseas Subsidiaries pursuant to the regulations issued under Section 414(o) of the Code.

   (e) There are no pending or, to the knowledge of Overseas or the Overseas Stockholders, threatened claims by or on behalf of any Benefit Plans, or by or on behalf of any individual participants or beneficiaries of any Benefit Plans, alleging any breach of fiduciary duty on the part of Overseas or any of the Overseas Subsidiaries, or any of their officers, directors or employees under ERISA or any other applicable employee benefit plan regulations, or claiming benefit payments other than those made in the ordinary operation of such plans, nor is there, to the knowledge of Overseas and the Overseas Stockholders, any basis for such claim. To the knowledge of Overseas, the Benefit Plans are not the subject of any investigation, audit or action by the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation ("PBGC").

   (f) Overseas and each of the Overseas Subsidiaries, respectively, has made all required contributions under the Benefit Plans including the payment of any premiums payable to the PBGC and other insurance premiums.

   (g) Except as set forth in Section 4.19(g) of the Overseas Disclosure Schedule, with respect to any Benefit Plan that is an employee welfare benefit plan (within the meaning of Section 3(l) of ERISA) (a "Welfare Plan"), (i) each Welfare Plan for which contributions are claimed as deductions under any provision of the Code is in material compliance with all applicable requirements pertaining to such deduction, (ii) with respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to a Welfare Plan, there is no disqualified benefit (within the meaning of Section 4976(b) of the Code) that would result in the imposition of a Tax under Section 4976(a) of the Code, (iii) any Benefit Plan that is a group health plan (within the meaning of Section 498OB(g)(2) of the Code) complies, and in each and every case has complied, with all of the material requirements of Section 4980B of the Code,

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ERISA, Title XXII of the Public Health Service Act and the applicable provisions of the Social Security Act and (iv) all Welfare Plans may be amended or terminated at any time on or after the Closing Date, except in the case of
(i), (ii), (iii) and (iv) where such noncompliance, imposition of a Tax, amendment or termination would not have a Material Adverse Effect.

   4.20 Corporate Records. The minute books of Overseas and each of the Overseas Subsidiaries, respectively, contain complete, correct and current copies of its Certificate of Incorporation and bylaws, or other comparable organizational documents with respect to any foreign corporation, and, in all material respects, of all minutes of meetings, resolutions and other official proceedings of its Board of Directors and stockholders. The stock record list of Overseas is complete, correct and current.

   4.21 Absence of Certain Changes. Except as set forth in Section 4.21 of the Overseas Disclosure Schedule, since the Overseas Balance Sheet Date, Overseas and each of the Overseas Subsidiaries, respectively, has generally conducted its Business in the ordinary course and there has not been:

     (a) any material adverse change in its Business;

     (b) any distribution or payment declared or made in respect of its capital stock by way of dividends (other than dividends on the Overseas Shares in accordance with the business practice of Overseas), purchase or redemption of shares or otherwise;

     (c) any increase in the compensation payable or to become payable to any director, officer, employee or agent, except for merit and seniority increases for employees made in the ordinary course of business and in the aggregate not exceeding $50,000 on an annualized basis, nor any other change in any employment or consulting arrangement that is material;

     (d) any material sale, assignment or transfer of Assets, or any additions to or transactions involving any material Assets, other than those made in the ordinary course of business;

     (e) other than in the ordinary course of business, any waiver or release of any claim or right or cancellation of any material debt held; or

     (f) any payments to any Affiliate of Overseas or any of the Overseas Subsidiaries other than compensation, reimbursements of expenses or other payments in the ordinary course of business.

   4.22 Finder's Fees. Except as set forth in Section 4.22 of the Overseas Disclosure Schedule, neither Overseas nor any of the Overseas Subsidiaries is, nor will any of them be, obligated to pay to any Person retained by it any commission or finder's or similar fee in connection with the Transactions.

   4.23 Accuracy of Information. No representation or warranty by Overseas or any Overseas Stockholder in any Transaction Document, including in any schedules and exhibits thereto, contains any untrue statement of a material fact or, taken together with all Transaction Documents, omits to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

   4.24 Overseas Disclosure Schedule. The Overseas Disclosure Schedule as in effect on the date of this Agreement (the "Original Overseas Disclosure Schedule") shall be amended as of the Closing Date to be true and correct as of the Closing Date and a copy thereof, as so amended (the "Closing Overseas Disclosure Schedule"), certified by the President of Overseas to be true and correct, shall be delivered to EMAC on the Closing Date. Any disclosure made pursuant to any Section of this Article IV or the Overseas Disclosure Schedule (Original or Closing) will be deemed made as to the other Sections in this
Article IV to which it applies if the import of the disclosure to such other Sections is reasonably ascertainable on its face to a person who is not familiar with the affairs of Overseas.

   4.25 Certain Business Relationships with Affiliates. Except as set forth in
Schedule 4.25, or except for any transaction among Overseas and any Subsidiaries of Overseas or any transaction among Subsidiaries of Overseas, no Affiliate of Overseas or of any Overseas Subsidiary (a) owns any property or right, tangible or intangible, which is used in the business of Overseas or any Overseas Subsidiary, (b) has any claim or cause of action against Overseas or any Subsidiary, or (c) owes any money to Overseas or any Overseas Subsidiary where such property, claim, cause of action or debt is in excess of $25,000.

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    4.26 Overseas Film Library.

   (a) As used herein, (i) "Selected Films" shall mean the thirty-four motion pictures listed on Schedule 4.26(a) hereto, (ii) "Major Media" shall mean theatrical, free and pay television and home video, (iii) "Selected Contract" shall mean an executory acquisition/distribution Contract to which Overseas, as of the date of this Agreement, is a party under which Overseas acquires copyright rights, distribution rights and/or agency rights in the Major Media with respect to the Selected Films from third parties (other than Overseas Minor Contracts as defined in Section 4.15), and (iv) "Gross Participations" shall mean participations granted by Overseas to a third party with respect to a Selected Film, which are measured as a percentage of gross receipts of a licensee from exploitation by such licensee of the Selected Film in a particular media and which arise at a time prior to Overseas' sharing in such gross receipts from exploitation of the Selected Film in such media. Schedule 4.26(b) contains a list of the Selected Contracts.

   (b) Notwithstanding anything else contained in this Agreement to the contrary (and subject to the references to Section 4.10 of this Agreement in subsection (d) below), the parties hereto acknowledge and agree that the only representations or warranties made by Overseas or the Overseas Stockholders in this Agreement, the Transaction Documents or otherwise with respect to the Film Library (as defined below) owned, controlled or distributed by Overseas, in whole or in part (the "Overseas Film Library"), the components thereof, Contracts related thereto, or the Intellectual Property contained therein, are the representations and warranties set forth in this Section 4.26, and no other representations or warranties with respect to the Overseas Film Library, the components thereof, Contracts related thereto, or Intellectual Property contained therein, are set forth in this Agreement, or in any of the Transaction Documents or in any other agreements nor shall any such representations or warranties be implied by operation of law or otherwise. As used herein, "Film Library" shall mean all full-length theatrical motion pictures, shorts, cartoons, trailers, short subjects, television programs or series of all kinds, made-for-television features, and all other audiovisual works of any kind or character, and all other rights associated therewith, together with all negative and positive film, soundtracks, optical and advertising materials and supplies associated therewith and rights in underlying rights in and to literary, musical and dramatic material, including, without limitation, all sequel and remake rights and all rights to novelization, merchandising, characters and serialization customarily associated in the motion picture production and distribution industry as being a part of a film library, and also including, but not limited to, the right to receive royalties, revenues, and profits of every kind.

   (c) To the best knowledge and belief of Overseas and the Overseas Stockholders, Schedule 4.26(c) hereto lists all motion pictures which Overseas owns or has any rights to distribute, license or sublicense excluding motion pictures for which Overseas does not have any rights in the Major Media and the failure of which to include in such list would not have a Material Adverse Effect. The motion pictures listed on Schedule 4.26(c) are referred to herein as the "Overseas Films." Schedule 4.26(d) hereto lists all copyrights which Overseas owns.

   (d) To Overseas' and the Overseas Stockholders' actual knowledge, Overseas is not in Default under any Selected Contract, which Default would result in a Material Adverse Effect. Except as set forth in Schedule 4.26(e), no executive officer of Overseas has, within the twelve months preceding the date of this Agreement, received any written communication from, or given any written communication to, any other party to a Selected Contract (other than Selected Contracts for which accounts receivable related thereto are covered by the representations and warranties contained in Section 4.10 herein) expressly indicating that Overseas or such other party, as the case may be, has breached or violated or is in default under such Selected Contract (other than breaches, violations or defaults relating to the past due payment of money) where such breach, violation or default is reasonably likely to have a Material Adverse Effect. Nothing in the foregoing sentence shall be deemed to broaden or expand, in any manner whatsoever, the representations and warranties contained in
Section 4.10 herein. Overseas has delivered or made available to EMAC or its counsel true and complete copies of all Selected Contracts.

   (e) Schedule 4.26(f) hereto contains a general summary by Overseas (commonly referred to by Overseas as its "Master Avail") of rights in the Major Media licensed by Overseas to third parties with

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respect to the Selected Films, including the territories licensed, the name of the licensee, the licensed rights and the duration of such licensed rights. Overseas has reviewed such Schedule in good faith and believes it to be an accurate summary; however, the parties hereto acknowledge and agree that such summary is meant to be a general summary only.

   (f) Except as disclosed in Schedule 4.26(g), (i) there is no suit, action or proceeding pending against Overseas, or to the actual knowledge of Overseas, threatened against Overseas that involves a claim of infringement of any copyright with respect to any Overseas Film, and (ii) Overseas has no actual knowledge of any existing infringement by any other person of any copyright held by Overseas with respect to any Overseas Film except in the case of (i) and (ii), suits, actions, proceedings, existing infringement and claims of infringement which would not have a Material Adverse Effect.

   (g) Overseas has in full force and effect one or more valid, blanket "errors and omissions" policy(ies) of insurance. True and complete copies of such blanket policy(ies) are attached hereto as Schedule 4.26(h).

   (h) Overseas has not granted Gross Participations with respect to the Selected Films other than as listed on Schedule 4.26(i) or such Gross Participations as would not have a Material Adverse Effect.

   (i) To Overseas' and the Overseas Stockholders' knowledge, Overseas holds the rights to the Overseas Films which it purports to hold necessary for the operation of Overseas' Business, including, but not limited to, proprietary rights, copyright rights, distribution rights and/or agency rights (except where the failure to hold such rights would not have a Material Adverse Effect), and, to the knowledge of Overseas and the Overseas Stockholders, no Person has any conflicting rights to the Overseas Films that would have a Material Adverse Effect.

   4.27 Representations and Warranties of the Stockholders of Overseas. Each of the stockholders of Overseas, which for purposes of this Section 4.27 only, shall include Ellen Dinerman Little, Robert B. Little and William F. Lischak, hereby, severally but not jointly, represents and warrants to EMAC that:

     (a) Except as set forth on Schedule 4.27, such stockholder of Overseas has, and on the Closing Date will have, good and valid title to the Existing Shares owned by such stockholder as specified on Schedule 4.4, free and clear of all liens, pledges, encumbrances and claims whatsoever and the full right, power and authority to deliver such Existing Shares for conversion in the Merger.

     (b) Purchase Entirely for Own Account. The Merger Shares to be received by such stockholder of Overseas will be acquired for investment for such stockholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such stockholder of Overseas further represents that, except as set forth on
    Schedule 4.27, he or she does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third person, with respect to any of the Merger Shares except for wills, estate planning documents and the Lock-up and Registration Rights Agreement.

     (c) Disclosure of Information. Such stockholder represents that he or she has had an opportunity to ask questions and receive answers from EMAC regarding the terms and conditions of the offering of the Merger Shares and the business, properties, prospects and financial condition of EMAC. Nothing in the foregoing or any other provision of this Section 4.27, however, limits or amends or modifies in any manner whatsoever the representations and warranties of EMAC in the Transaction Documents, including, without limitation, Article V of this Agreement or the right of Overseas or such stockholder of Overseas to rely thereon, nor does the foregoing affect in any manner whatsoever the indemnification obligations of EMAC and the other rights and remedies of such stockholders and Overseas contained herein in the Transaction Documents, at law, in equity or otherwise.

     (d) Investment Experience. Such stockholder of Overseas acknowledges that he or she is able to fend for himself or herself, can bear the economic risk of his or her investment in the Merger Shares, and has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Merger Shares.

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      (e) Restricted Securities. Such stockholder of Overseas understands that the Merger Shares he or she is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from EMAC in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such stockholder represents that he or she is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     (f) In the Event that the transfer agent of the Surviving Corporation requires an opinion from the attorneys of the Overseas Stockholders concerning the compliance of any sale of EMAC Common Stock by the Overseas Stockholders with relevant securities laws, the Overseas Stockholders shall cause such opinion to be provided; provided, however, that the Surviving Corporation shall pay for such opinion.

     (g) Disposition of Merger Shares. Without in any way limiting the representations set forth above, such stockholder of Overseas may dispose of all or any portion of the Merger Shares provided that the disposition is permitted by state and federal securities law, and the disposition is not otherwise restricted by the Lock-Up (as such term is defined in the Lock-Up and Registration Rights Agreement).

     (h) Legends. It is understood that the certificates evidencing the Merger Shares may bear one or all of the following legends:

        (i) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to the company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

        (ii) The shares represented by this certificate are subject to certain restrictions upon transfer as set forth in an agreement dated , between the corporation and the registered holder, a copy of which is on file at the principal office of the corporation.

   The Company will promptly remove the foregoing legends from the certificates representing Merger Shares upon written request from the holder thereof, provided that such legends are no longer required by applicable law or agreement.

                                  ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF EMAC

   EMAC hereby represents and warrants to Overseas and the Overseas Stockholders as follows:

   5.1 Corporate Status. EMAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. EMAC is qualified to do business as a foreign corporation in California and in any other jurisdictions where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Certificate of Incorporation and bylaws of EMAC that have been delivered to Overseas and the Overseas Stockholders have been duly adopted and are current, correct and complete.

   5.2 Authorization. EMAC has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by EMAC have been duly authorized by all necessary corporate action including approval of the Board of Directors of EMAC, except for approval by the holders of EMAC stock (the "EMAC Stockholders") required by EMAC's Certificate of Incorporation and the DGCL, which will be solicited in accordance with the provisions thereof, Section 7.2 of this Agreement, and all applicable state and federal law. Upon receipt of EMAC Stockholder approval in accordance with Section 7.2 hereof, such execution, delivery and performance by EMAC will have been duly authorized by all necessary corporate action. The Transaction Documents to be executed and

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delivered by EMAC have been, or will be on the Closing Date, duly and validly executed and delivered. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, legally valid and binding obligations of EMAC, enforceable in accordance with their respective terms, except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding may be brought.

   5.3 Consents and Approvals. Neither the execution and delivery by EMAC of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by EMAC, will require any filing, consent or approval or constitute a Default under (a) any Regulation or Court Order to which EMAC is subject, (b) the Certificate of Incorporation or bylaws of EMAC or (c) any Contract, Governmental Permit or other document to which EMAC is a party or by which the properties or other assets of EMAC may be subject, other than (i) the approval of the Merger Agreement by not less than 80% of the shares of EMAC Common Stock issued and outstanding on the record date for the EMAC Stockholders Meeting (as defined in Section 7.2) which are held by EMAC Stockholders other than those Persons listed in Section 5.3 of the EMAC Disclosure Schedule (the "Initial EMAC Stockholders"); (ii) the approval of the EMAC Option Plans by a majority of the shares of EMAC Common Stock issued and outstanding on such record date; (iii) the filing of the Certificate of Merger in accordance with the DGCL; (iv) compliance with any applicable requirements of the Securities Act and securities laws of the various states in connection with the issuance of the Merger Shares; and (v) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended, and the Regulations promulgated thereunder (the "Exchange Act") in connection with the solicitation of the approval of the EMAC Stockholders, and except in those cases under (a), (b) and (c) above where the aggregate effect of any such Defaults would not have a Material Adverse Effect.

   5.4 Capitalization and Stock Ownership.

   (a) The total authorized capital stock of EMAC consists of 20,000,000 shares of EMAC Common Stock, 2,600,000 shares of which are issued and outstanding, and 1,000,000 shares of preferred stock, $0.001 par value per share, none of which is issued and outstanding. EMAC does not have any shares of capital stock that are issued and held by EMAC as treasury stock. Except as specified in Section 5.4(a) of the EMAC Disclosure Schedule, there are no existing options, warrants, calls, subscriptions, commitments, arrangements or other rights of any character (including conversion or preemptive rights) relating to the issuance, acquisition or registration of any issued or unissued capital stock or other securities of EMAC. All of the outstanding shares of EMAC Common Stock are duly and validly authorized and issued, fully paid and non-assessable. All of the outstanding options, warrants and units to purchase EMAC securities have been duly and validly authorized and issued and sufficient numbers of shares of EMAC Common Stock have been reserved for issuance upon exercise of such securities. EMAC has complied with all applicable Regulations in connection with the offer, sale and issuance of all of the shares of EMAC Common Stock, options and warrants to purchase shares of EMAC Common Stock and EMAC Units issued by EMAC since its formation, except where the aggregate effect of any such noncompliance would not have a Material Adverse Effect. All outstanding shares of EMAC Common Stock and all outstanding EMAC Warrants were issued pursuant to a registration statement declared effective under the Securities Act. There are no rescission rights relating to any of the securities of EMAC. Except as set forth in Section 5.4(a) of the EMAC Disclosure Schedule, there are no shareholder agreements, agreements among securityholders, voting trusts or other agreements or understandings to which EMAC is a party, or, to EMAC's knowledge, to which any securityholder of EMAC is a party, including without limitation, any agreements or understandings with respect to (i) the voting of the capital stock of EMAC, (ii) the relative rights and obligations of the securityholders of EMAC, (iii) any buy-sell or rights of first refusal regarding EMAC and/or the interests of any securityholders therein, (iv) relations among the securityholders of EMAC, or (v) representation on EMAC's Board of Directors.

   (b) All of the Merger Shares will, upon issuance in accordance with the terms of this Agreement, constitute validly authorized, issued and outstanding, fully paid and non-assessable shares of EMAC Common Stock free from all liens, pledges, encumbrances and claims created by, or as the result of actions

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of EMAC. Based on the representations made by the stockholders of Overseas in
Section 4.25 of this Agreement, the Merger Shares will be issued in compliance with the Securities Act and the Exchange Act and any and all applicable state "blue sky" or securities laws.

   5.5 Financial Statements. The audited consolidated financial statements and the unaudited consolidated financial statements of EMAC included in EMAC's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q that are referred to in Section 5.6 fairly present, in conformity with GAAP applied on a consistent basis, the consolidated financial position and assets and liabilities of EMAC as of the dates thereof and EMAC's consolidated results of operations and cash flows for the periods then ended (subject, in the case of any unaudited interim financial statement, to normal, recurring year-end adjustments that were not material in amount). The balance sheet of EMAC as of February 29, 1996, which is included in such financial statements, is referred to herein as the "EMAC Balance Sheet," and the date thereof is referred to herein as the "EMAC Balance Sheet Date."

   5.6 SEC Reports.

   (a) EMAC has delivered to Overseas and the Overseas Stockholders true, correct and complete copies of (i) EMAC's Annual Report on Form 10-K for the period ended November 30, 1995 (the "Annual Report"), (ii) EMAC's Quarterly Reports on Form 10-Q for the quarters ended February 28, 1995, May 31, 1995, August 31, 1995 and February 29, 1996, (iii) EMAC's prospectus, dated February 16, 1995, relating to its initial public offering of securities, and (iv) all other reports, documents and proxy statements filed by EMAC under the Securities Act and the Exchange Act (all of such materials, together with any exhibits, amendments or supplements thereto and documents incorporated by reference therein, are referred to herein as the "SEC Reports").

   (b) As of its filing date or, if applicable, its effective date, each SEC Report complied in all material respects with the requirements of the Regulations applicable to such SEC Report, including the Securities Act and the Exchange Act.

   (c) As of its filing date or, if applicable, its effective date, each SEC Report filed pursuant to the Securities Act or the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. EMAC has filed all reports under the Exchange Act that were required to be filed as of the date hereof and will have filed all such reports required to have been filed through the Effective Time and has otherwise materially complied with all requirements of the Securities Act and the Exchange Act.

   (d) EMAC is not required to register as an investment company under the Investment Company Act of 1940.

   (e) To the best of the knowledge of EMAC, neither EMAC nor any of its respective officers or directors is the subject of any investigation, inquiry or proceeding before the SEC or any state securities commission or administrative agency.

   5.7 Trust Funds. As of the Effective Time, EMAC will have an amount invested in government securities or in money market or other cash equivalent accounts in a trust account (the "Trust Account") with the United States Trust Company of New York (the "Trust Company") of no less than (i) $10.9 million, minus (ii) the amount of funds, if any, to be applied to the redemption of shares of EMAC Common Stock pursuant to Article SIXTH of the EMAC Restated Certificate of Incorporation as in effect on the date of this Agreement. Upon consummation of the Merger and notice thereof to the trustee, the trust account will terminate and the funds and government securities held in such trust account will be thereupon released to EMAC without any restriction upon the use thereof and, except as set forth in Section 5.7 of the EMAC Disclosure Schedule, free from any Encumbrances.

   5.8 Fair Market Value. The Board of Directors of EMAC has determined in good faith that the fair market value of the business of Overseas is at least 80% of the net assets of EMAC.

   5.9 Assets; Leases; Accounts Receivable. Except as set forth on Schedule
5.9 of the EMAC Disclosure Schedule, EMAC has no Assets other than cash and cash equivalents and none of such Assets

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are subject to any Encumbrances. EMAC is not a party to any Real Estate
Leases. To the knowledge of EMAC, EMAC is not currently in Default under any such Real Estate Leases. EMAC has no accounts receivable.

   5.10 Liabilities. EMAC has no Liabilities and none of the Assets of EMAC is subject to any Liabilities, except (a) to the extent specifically disclosed or provided for in the EMAC Balance Sheet, (b) Liabilities incurred since the EMAC Balance Sheet Date that, individually or in the aggregate, are not material to EMAC, (c) Liabilities under, contemplated by or in connection with this Agreement, (d) Liabilities incurred after the date of this Agreement that are not prohibited by Section 7.1, and (e) Liabilities incurred since the EMAC Balance Sheet Date that are approved in writing by Overseas.

   5.11 Taxes. Except as set forth in Schedule 5.11, EMAC has duly filed all foreign, federal, state, local and other Tax returns that are required to be filed and that were due, and has paid all material Taxes and assessments that have become due pursuant to such returns, pursuant to any assessment received or are otherwise due or will be due with respect to all periods through the Effective Date (other than estimated tax payments for 1996 that are not yet due). All Taxes and other assessments and levies that EMAC has been required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are properly held by EMAC for such payment. There are no proceedings or other actions pending, and to the knowledge of EMAC, no proceedings or other actions are threatened, for the assessment and collection of additional Taxes of any kind for any period for which returns have or should have been filed.

   5.12 Subsidiaries. EMAC does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, joint venture or other legal entity, nor does EMAC have any agreement or obligation to acquire any such interest or investment.

   5.13 Legal Proceedings and Compliance with Law.

   (a) There is no Litigation that is pending or, to EMAC's knowledge, threatened against or related to EMAC. There has been no Default under any Regulations applicable to EMAC, except for any Defaults that would not have a Material Adverse Effect. There has been no Default with respect to any Court Order applicable to EMAC.

   (b) No Governmental Permits are required for the complete operation of the business of EMAC as currently operated.

   5.14 Contracts.

   (a) Section 5.14 of the EMAC Disclosure Schedule lists each Contract of the following types to which EMAC, as of the date of this Agreement, is a party, or by which it is bound, excluding (y) any Contract that may be terminated by EMAC on not more than one month's notice without any liability on the part of EMAC and (z) other than with respect to paragraphs (v) and (vi) below, any Contract under which the executory obligation (including any remaining payments) of EMAC involves an amount of less than $25,000 (such excluded Contracts referred to in clauses (y) and (z) are referred to in this Section 5.14 collectively as "EMAC Minor Contracts") and excluding this Agreement and the other Contracts expressly referred to herein:

     (i) Contracts with any present or former securityholder, director, officer, employee, partner or consultant of EMAC or Affiliate thereof including, without limitation, registration rights agreements, indemnification agreements, shareholder agreements and voting agreements;

     (ii) Contracts for the future purchase of, or payment for, supplies, or for the lease of any asset from or the performance of services by a third party;

     (iii) Contracts to perform services;

     (iv) Contracts to lease to or to operate for any other party any asset;

     (v) Any notes, debentures, bonds, conditional sale agreements, equipment trust agreements, letter of credit agreements, reimbursement agreements, loan agreements, security agreements or

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    other Contracts for the borrowing or lending of money or security therefor
    (including loans to or from officers, directors, partners, stockholders or Affiliates of EMAC or any members of their immediate families), agreements or arrangements for a line of credit or for a guarantee of, or other undertaking in connection with, the indebtedness of any other Person;

     (vi) Contracts for the acquisition of any business, corporation, other entity or assets or letters of intent with respect thereto; and

     (vii) Any other Contracts (other than EMAC Minor Contracts and those described in any of (i) through (vi) above).

   (b) EMAC is not a party to any Contract other than this Agreement.

   (c) To the knowledge of EMAC, EMAC is not in Default under any Contract, which Default, together with all other such Defaults under Contracts, could result in a Material Adverse Effect. EMAC has not received any communication from, or given any communication to, any other party indicating that EMAC or such other party, as the case may be, is in Default under any Contract where such Default could have a Material Adverse Effect.

   5.15 Insurance. Section 5.15 of the EMAC Disclosure Schedule lists all policies or binders of insurance held by or on behalf of EMAC or relating to the Business or Assets of EMAC, as of the date of this Agreement, and the EMAC Disclosure Schedule specifies with respect to each policy the insurer, the amount of the coverage, the type of insurance, the risks insured, the expiration date, the policy number and any pending claims thereunder. To the knowledge of EMAC, there is no Default with respect to any such policy or binder, nor has there been any failure to give any notice or present any claim under any such policy or binder in a timely fashion or in the manner or detail required by the policy or binder, except for any of the foregoing that would not, individually or in the aggregate, have a Material Adverse Effect. There is no notice of nonrenewal or cancellation with respect to, or disallowance of any claim under, any such policy or binder that has been received by EMAC, except for any of the foregoing that would not, individually or in the aggregate, have a Material Adverse Effect.

   5.16 Intellectual Property. EMAC does not own or use any trademarks, servicemarks, trade names, trade secrets, copyrights, patents or any applications therefor.

   5.17 Employee Relations. EMAC is not (a) a party to, involved in or, to the knowledge of EMAC, threatened by, any labor dispute or unfair labor practice charge or (b) currently negotiating any collective bargaining agreement, and EMAC has not experienced any work stoppage during the last three years. EMAC does not employ any Person nor has EMAC paid any salary, bonus or other cash compensation to any Person, including officers of EMAC.

   5.18 ERISA. EMAC does not sponsor, maintain nor is it obligated under any Benefit Plans. EMAC does not have any Contract, plan, trust, program, policy, arrangement, practice, custom or understanding, in each case whether formal or informal, that provides benefits of economic value to any present or former employee or present or former beneficiary, dependent or assignee of any such employee or former employee which, individually or in the aggregate with any other thereof, is material.

   5.19 Corporate Records. The minute books of EMAC contain complete, correct and current copies of its Certificate of Incorporation and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors and stockholders.

   5.20 Absence of Certain Changes. Since the EMAC Balance Sheet Date, EMAC has generally conducted its Business in the ordinary course and there has not been:

     (a) any material adverse change in its Liabilities;

     (b) any distribution or payment declared or made in respect of its capital stock by way of dividends, purchase or redemption of shares or otherwise;

     (c) any increase in the compensation payable or to become payable to any director, officer, employee or agent, nor any other change in any employment or consulting arrangement that is material;

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      (d) any sale, assignment or transfer of its Assets, or any additions to or transactions involving any of its Assets;

     (e) any waiver or release of any claim or right or cancellation of any debt held; or

     (f) any payments to any Affiliate of EMAC, except as specified in Section
    5.20 of the EMAC Disclosure Schedule.

   5.21 Rule 419. EMAC is not subject to the provisions of Rule 419 promulgated pursuant to the Securities Act.

   5.22 Finder's Fees. EMAC is not nor will it be obligated to pay to any Person retained by EMAC any commission or finder's or similar fee in connection with the Transactions.

   5.23 Accuracy of Information. No representation or warranty by EMAC in any Transaction Document, including any schedules or exhibits thereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

   5.24 Certain Business Relationships with Affiliates. No Affiliate of EMAC or of any Subsidiary (a) owns any property or right, tangible or intangible, which is used in the business of EMAC or any Subsidiary, (b) has any claim or cause of action against EMAC or any Subsidiary, or (c) owes any money to EMAC or any Subsidiary. Section 5.24 of the EMAC Disclosure Schedule describes any transactions or relationships between EMAC and any Affiliate thereof that are not otherwise reflected in the EMAC Disclosure Schedule or contemplated by this Agreement.

   5.25 EMAC Disclosure Schedule. The EMAC Disclosure Schedule as in effect on the date of this Agreement (the "Original EMAC Disclosure Schedule") shall be amended as of the Closing Date to be true and correct as of the Closing Date and a copy thereof, as so amended (the "Closing EMAC Disclosure Schedule"), certified by the President of EMAC to be true and correct, shall be delivered to EMAC on the Closing Date. Any disclosure made pursuant to any Section of this Article V or the EMAC Disclosure Schedule (Original or Closing) will be deemed made as to the other Sections in this Article V to which it applies if the import of the disclosure to such other Sections is reasonably ascertainable on its face to a person who is not familiar with the affairs of EMAC.

                                  ARTICLE VI
             COVENANTS OF OVERSEAS AND THE OVERSEAS STOCKHOLDERS

   6.1 Operation of the Business. From the date hereof to the Effective Time, except as set forth in Schedule 6.1, Overseas shall conduct its Business solely in the ordinary course and, except as set forth in Schedule 6.1, shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement or as approved by EMAC in writing): amending its Certificate of Incorporation or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any material business operations of, any Person; selling or otherwise disposing of any material Assets other than in the ordinary course; entering into amending, modifying or supplementing any Contract or otherwise incurring any Liability, other than in the ordinary course, if Overseas' executory obligation in any such individual case, or series of related cases, exceeds $100,000; discharging or satisfying any material Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or otherwise in the ordinary course or compromising, settling or otherwise modifying any material claim otherwise than in the ordinary course or litigation; making any capital expenditure other than in the ordinary course involving in any individual case, or series of related cases, more than $50,000; or issuing any securities; and agreeing, whether in writing or otherwise, to do any of the foregoing; provided, however, that the foregoing shall not restrict Overseas' ability to enter into any Contract or incur any Liability that is described on the Overseas Disclosure Schedule. EMAC agrees that the Overseas Stockholders may transfer their shares in Overseas to a living trust or other estate planning vehicle; provided that such transferee agrees to be bound by all the terms and conditions of the Transaction Documents to which the Overseas Stockholders are a party.

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    6.2 Access. Overseas shall give EMAC and its accountants, counsel and other representatives full access, during normal business hours and without unreasonably interfering with business operations, to all properties, books, Contracts and records and shall furnish to EMAC all such documents, records and information as EMAC shall from time to time reasonably request.

   6.3 No Other Negotiations. Until the earlier of the Closing or the termination of this Agreement, neither Overseas nor the Overseas Stockholders shall (a) solicit, encourage, or respond to, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward or (c) enter into any agreement or understanding providing for any acquisition of any capital stock of Overseas or of any material part of its Assets or the Business, other than as contemplated or authorized hereby, nor shall Overseas or the Overseas Stockholders provide any information to any Person (other than as contemplated by Section 6.2) for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. Overseas shall immediately notify EMAC of any such inquiries or proposals or requests for information for such purpose.

   6.4 Maintenance of the Assets. Overseas shall continue to maintain and service its Assets consistent with past practice. Overseas shall not directly or indirectly, sell or encumber all or any material part of its Assets, other than sales or encumbrances in the ordinary course of business, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

   6.5 Employees and Business Relations. Overseas shall use reasonable efforts to keep available the services of its current employees and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

   6.6 Confidentiality. Overseas and the Overseas Stockholders will continue to abide by and be bound by the Non-Disclosure Agreement.

   6.7 Expenses. Except as provided in Section 12.2 or as otherwise agreed to in writing by the parties, the Surviving Corporation shall pay all of the legal, accounting and other expenses incurred by Overseas or the Overseas Stockholders in connection with the Transaction (and the Overseas Stockholders shall have no responsibility therefor), and EMAC shall pay any fees referred to in Section 4.22 or Schedule 4.22 of the Agreement. The provisions of this
Section 6.7 shall survive the Merger.

   6.8 No Securities Transactions. Neither Overseas nor the Overseas Stockholders shall engage in any transactions involving the securities of EMAC prior to the Effective Date, and Overseas shall use its reasonable best efforts to require each Affiliate of Overseas to comply with the foregoing requirement.


   6.9 Fulfillment of Conditions. Overseas and the Overseas Stockholders shall use their reasonable best efforts to fulfill the conditions specified in
Article IX to the extent that the fulfillment of such conditions is within their control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including using their reasonable best efforts to conduct the Business in such manner that on the Closing Date the representations and warranties of Overseas and the Overseas Stockholders contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

   6.10 Financial Statements. Overseas will deliver to EMAC, no later than July 5, 1996, the unaudited consolidated financial statements of Overseas as of and for the quarter ending March 31, 1996.

   6.11 Overseas Subsidiaries. On or before or concurrently with the Closing, Overseas will own 100% of the capital stock of each of the Overseas Subsidiaries, respectively, free and clear of all liens, pledges, encumbrances and claims whatsoever except as set forth on Section 6.11 of the Overseas Disclosure Schedule. EMAC agrees that the purchase price for each of the Overseas Subsidiaries shall be as set forth on Section 6.11 of the Overseas Disclosure Schedule and that the purchase price shall be paid by Overseas.

   6.12 Disclosure of Certain Matters. During the period from the date hereof through the Closing Date, Overseas and the Overseas Stockholders shall give EMAC prompt written notice of any event or development that occurs and is known to them that (a) is an event of the type listed in Section 6.1, (b)

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gives Overseas any reason to believe that any of the conditions set forth in
Article IX will not be satisfied prior to the Termination Date, (c) is of a nature that is or is reasonably likely to be materially adverse to the operations, prospects or condition (financial or otherwise) of Overseas, or (d) would require any amendment or supplement to the Proxy Statement.

                                 ARTICLE VII
                              COVENANTS OF EMAC

   7.1 Operation of the Business of EMAC. From the date hereof to the Effective Time, EMAC shall conduct its business solely in the ordinary course, and shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement or as approved by Overseas and the Overseas Stockholders in writing): amending its Certificate of Incorporation or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any business operations of, any Person; selling or otherwise disposing of any Assets other than in the ordinary course; entering into any Contract or otherwise incurring any Liability, even if in the ordinary course, if EMAC's executory obligation in any such individual case, or series of related cases, exceeds $5,000; amending the terms of any existing Contract; discharging or satisfying any Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or compromising, settling or otherwise modifying any material claim or litigation; making any capital expenditure involving in any individual case, or series of related cases, more than $10,000; issuing any securities other than in connection with the exercise of any warrants or other rights that are outstanding on the date hereof, or decreasing the exercise price of any outstanding EMAC Warrant or the Unit Purchase Option issued to GKN, except if required pursuant to the terms thereof; and agreeing, whether in writing or otherwise, to do any of the foregoing; provided, however, that the foregoing shall not restrict EMAC's ability to enter into any Contract or incur any Liability that is described on the EMAC Disclosure Schedule.

   7.2 Stockholders' Meeting. EMAC shall cause a meeting of its stockholders (the "EMAC Stockholders' Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on (a) the approval of this Agreement, the Merger and the other Transaction Documents as required by the Certificate of Incorporation of EMAC or otherwise, (b) the adoption of a proposed Amended and Restated Certificate of Incorporation of EMAC (the "Restated Certificate") and By-laws, a copy of which is attached to this Agreement as Exhibit N, (c) the election of directors of EMAC in accordance with Section 7.7 and (d) the adoption of the EMAC Option Plans. The directors of EMAC shall recommend to the EMAC Stockholders that they vote in favor of the adoption of such matters. In connection with the EMAC Stockholders' Meeting, EMAC will file a preliminary proxy statement (the "Preliminary Proxy Statement") with the SEC and will use reasonable best efforts to receive and respond to the comments of the SEC and to cause the definitive Proxy Statement and all other proxy materials (the "Definitive Proxy Statement") to be mailed to the EMAC Stockholders, all at the earliest practicable time. EMAC will notify Overseas and the Overseas Stockholders promptly of the receipt of the comments of the SEC, if any, on the Preliminary Proxy Statement, and of any request by the SEC for amendments or supplements to the Preliminary and Definitive Proxy Statements (collectively, the "Proxy Statement") or for additional information, and will supply Overseas and the Overseas Stockholders with copies of all correspondence between EMAC or its representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the Preliminary and Definitive Proxy Statements. The Company will notify Overseas and the Overseas Stockholders, both orally and in writing, at least 24 hours prior to the mailing of the Definitive Proxy Statement to the EMAC Stockholders. In connection with the EMAC Stockholders' Meeting, EMAC (a) will use reasonable best efforts to obtain the necessary approvals by its stockholders of this Agreement, the Transactions and the foregoing, and (b) will otherwise comply with all legal requirements applicable to such meeting and solicitation and issuance of Merger Shares, including compliance of all federal and state securities laws. EMAC will pay all expenses of filing, printing and distributing the Proxy Statement.

   7.3 Access. EMAC shall give Overseas and its accountants, counsel and other representatives full access, during normal business hours and without unreasonably interfering with business operations, to all properties, books, Contracts and records of EMAC and shall furnish to Overseas all such documents, records and information as Overseas shall from time to time reasonably request.

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    7.4 No Other Negotiations. Until the earlier of the Closing or the termination of this Agreement, EMAC shall not (a) solicit, encourage or respond to, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward or (c) enter into any agreement or understanding providing for any acquisition of any capital stock of EMAC, acquisition of capital stock of another entity or other business combination with any other entity, other than as contemplated or authorized hereby, nor shall EMAC provide any information to any Person for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. EMAC shall immediately notify Overseas of any such inquiries or proposals or requests for information for such purpose. EMAC shall use its best efforts to cause the directors, officers, employees, agents and other representatives and Affiliates of EMAC to comply with the provisions of this Section 7.4.

   7.5 Maintenance of the Assets. EMAC shall continue to maintain and service its Assets consistent with past practice. EMAC shall not, directly or indirectly, sell or encumber all or any material part of its Assets, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

   7.6 Confidentiality. EMAC shall continue to abide by and be bound by the Non-Disclosure Agreement.

   7.7 Appointment of Directors and Officers. EMAC shall use reasonable best efforts so that, at the Effective Time,

   (a) the Board of Directors of EMAC shall consist of a total of seven members, namely:

     (i) four persons who shall be designated by Overseas: Ellen Dinerman Little, Robert B. Little, William F. Lischak and a fourth designee to be selected by the Overseas Stockholders prior to filing the Proxy Statement (such persons are collectively referred to as the "Overseas Designees"); and

     (ii) three persons who shall be designated by EMAC: Stephen K. Bannon, Scot K. Vorse and a third designee to be selected by EMAC prior to filing the Proxy Statement (such persons are collectively referred to as the "EMAC Designees").

   (b) Robert B. Little and Stephen K. Bannon shall be designated Class I Directors to serve until the EMAC annual stockholders' meeting in 1997; Ellen Dinerman Little and Scot K. Vorse shall be designated Class II Directors to serve until the EMAC annual stockholders' meeting in 1998; and William F. Lischak and the remaining two Directors shall be designated Class III Directors to serve until the EMAC annual stockholders' meeting in 1999.

   (c) The following Persons and the persons listed on Schedule 7.7 shall be elected to the following respective offices and/or Board positions of EMAC:

     Ellen Dinerman Little             Co-Chairman of the Board, Co-Chief
                                       Executive Officer, Co-President,
                                       Member of Executive Committee

     Robert B. Little                  Co-Chairman of the Board, Co-Chief
                                       Executive Officer, Co-President Member
                                       of Executive Committee

     Stephen K. Bannon                 Vice Chairman of the Board, Chairman
                                       of Executive Committee

     William F. Lischak                Chief Operating Officer and Chief
                                       Financial Officer

   7.8 Expenses. Except as set forth in Section 12.2, EMAC shall pay all of the legal, accounting and other expenses incurred by EMAC in connection with the Transaction. The provisions of this Section shall survive the Merger.

   7.9 No Securities Transactions. Neither EMAC nor the Initial EMAC Stockholders shall engage in any transactions involving the securities of EMAC prior to the Effective Date and EMAC shall use its reasonable best efforts to require each Affiliate of EMAC, including the Initial EMAC Stockholders, to comply with the foregoing.

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    7.10 Fulfillment of Conditions. EMAC shall use its reasonable best efforts to fulfill the conditions specified in Article IX to the extent that the fulfillment of such conditions is within EMAC's control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the Business of EMAC in such manner that on the Closing Date the representations and warranties of EMAC contained herein shall be accurate as though then made).

   7.11 Disclosure of Certain Matters. During the period from the date hereof through the Closing Date, EMAC shall give Overseas prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of EMAC contained herein to be inaccurate or otherwise misleading, (c) gives EMAC any reason to believe that any of the conditions set forth in Article IX will not be satisfied prior to the Termination Date, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of EMAC or, to the knowledge of EMAC, Overseas before or after the Transactions or
(e) would require any amendment or supplement to the Proxy Statement.

   7.12 Resignations. At the Closing, EMAC shall deliver to Overseas the irrevocable and unconditional resignations of those officers and directors of EMAC set forth on Schedule 7.12.

   7.13 Nasdaq National Market Listing Application. EMAC will file with Nasdaq, as promptly as practicable after the date hereof, an application to list on the Nasdaq National Market, subject to the Closing, upon official notice of issuance, the EMAC Common Stock and the EMAC Warrants, including the Merger Shares. Overseas will cooperate in the preparation of such listing application.

   7.14 Stock Option Plans. On the Closing Date, EMAC shall register and maintain the registration of the EMAC Option Plans and the Common Stock to be issued thereunder with the SEC and shall apply to have such Common Stock listed on the Nasdaq National Market; provided that such listing requirement shall be conditioned on EMAC's having previously obtained approval to list its Common Stock on the Nasdaq National Market. In the event that such application is rejected, EMAC shall apply to have such Common Stock listed on the American Stock Exchange, or in the event that such application is rejected, EMAC shall apply to have such Common Stock listed on the Nasdaq Small Cap Market. EMAC will use its reasonable best efforts to cause its Board of Directors to grant options to purchase an aggregate of 125,000 shares of Common Stock of EMAC to such employees of EMAC who were formerly employees of Overseas as shall be set forth on Schedule 7.14 to this Agreement. Such options shall be granted at an exercise price equal to the Fair Market Value of the EMAC Common Stock on the date of grant. "Fair Market Value" shall be defined as the closing price of EMAC Common Stock on the trading day immediately preceding such date. The closing price shall be the last reported sales price regular way (or, in case no such reported sale takes place on such day, the last reported sales price regular way for the most recent day for which such information is available shall be used), in each case on the principal national securities exchange or in the Nasdaq National Market on which the shares of EMAC Common Stock are listed or admitted to trading, or if not listed or admitted to trading thereon, the average of the closing bid and asked prices of EMAC Common Stock in the over-the-counter market as reported by Nasdaq or any comparable system, or if Common Stock is not listed on Nasdaq or a comparable system, the average of the closing bid and asked prices on such day in the domestic over-the-counter market as reported on the NASD Electronic Bulletin Board, or, if not reported on such Bulletin Board, in the "pink sheets" published by the National Quotation Bureau, Incorporated. If at any time EMAC Common Stock is not listed on any national securities exchange or quoted in the Nasdaq System or the over-the-counter market or reported on the NASD Electronic Bulletin Board or in the "pink sheets" published by the National Quotation Bureau, Incorporated, the Fair Market Value on such day shall be the fair market value thereof reasonably determined in good faith by the members of the board of directors of EMAC, excluding the Overseas Stockholders, and reasonably agreed to in good faith by the Overseas Stockholders based upon such information and advice as they mutually consider appropriate. Such options shall vest in installments no sooner than the following schedule (the final such schedule to be recommended by Overseas prior to the Closing): (i) fifty percent (50%) on the Closing Date;
(ii) twenty-five percent (25%) on December 31, 1997; and (iii) the remaining twenty-five percent (25%) on December 31, 1998.

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    7.15 Continuation of Employee Benefit Plans. EMAC shall assume, and, following the Closing, EMAC shall continue in effect, Overseas' 401(k) Plan and Overseas' Profit Sharing Plan identified in Schedule 4.19 and the present funding thereof.

   7.16 EMAC Stockholders. Within ten (10) days following the record date for the EMAC Stockholders' Meeting (the "Record Date"), EMAC shall deliver to Overseas a list of EMAC Stockholders as of the Record Date certified by EMAC's transfer agent.

   7.17 Repayment of Loan. The Surviving Corporation shall fully repay the $3,500,000 loan to Overseas identified on Schedule 7.17 (for which the stockholders of Overseas have provided collateral) (the "Loan") in accordance with the terms of the loan documents related thereto and shall otherwise comply with all the terms and conditions of such Loan.

                                 ARTICLE VIII
                         COVENANTS OF EMAC, OVERSEAS
                        AND THE OVERSEAS STOCKHOLDERS

   8.1 Miscellaneous Covenants.

   (a) EMAC covenants to Overseas that (i) the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the Securities Act and (ii) will not at the time such document is declared effective by the SEC, at the time of the mailing of the Proxy Statement and any amendments thereof or supplements thereto, and at the time of the meetings of stockholders of EMAC to be held in connection with the Transactions, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or necessary to correct any statement in any earlier filing with the SEC of such Proxy Statement or any amendment thereof or any supplement thereto or any earlier communication to the stockholders of EMAC or Overseas with respect to the Transactions; provided, however, that no representation, covenant or agreement is made by EMAC under clause (ii) hereof with respect to information supplied in writing by or on behalf of Overseas expressly for inclusion in the Proxy Statement.

   (b) Overseas covenants to EMAC that the information supplied by it in writing expressly for inclusion in the Proxy Statement will not, at the time of the mailing of the Proxy Statement and any amendments thereof or supplements thereto, and at the time of the EMAC Stockholders' Meeting to be held in connection with the Transactions contemplated by this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or necessary to correct any statement in any earlier filing with the SEC of such Proxy Statement or any amendment thereof or any supplement thereto or any earlier communication to the stockholders of EMAC with respect to the Transactions.

   (c) To the extent permitted by applicable Regulations, EMAC, Overseas and the Overseas Stockholders shall cooperate with each other in scheduling meetings with and making presentations to EMAC stockholders prior to the EMAC Stockholders' Meeting.

   (d) Overseas shall use its best efforts to cause to be delivered to EMAC a letter of Price Waterhouse, dated the date of the Proxy Statement, and addressed to EMAC, in form and substance reasonably satisfactory to EMAC (with such changes to which EMAC shall consent, it being understood that such consent shall not be unreasonably withheld) to the effect that:

     (i) they are independent certified public accountants with respect to Overseas within the meaning of the Securities Act and Exchange Act, including the applicable published Regulations thereunder;

     (ii) the financial statements of Overseas certified by them and included in the Proxy Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and Exchange Act, including the published Regulations thereunder; and

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      (iii) they have carried out procedures to a specified date not more than five business days prior to the date of the Proxy Statement that do not constitute an audit in accordance with GAAP of the financial statements of Overseas, as follows: (A) read the unaudited financial statements of Overseas included in the Proxy Statement, (B) read the unaudited financial statements of Overseas for the period from the date of the most recent financial statements included in the Proxy Statement through the date of the latest available interim financial statements, (C) read the minutes of the meetings of stockholders and Boards of Directors of Overseas from the date of the most recent financial statements of Overseas included in the Proxy Statement to such date not more than five business days prior to the date of the Proxy Statement and (D) consulted with certain officers of Overseas responsible for financial and accounting matters as to whether any of the changes or decreases referred to below has occurred, and based on such procedures, nothing has come to their attention that would cause them to believe that (1) any unaudited financial statements of Overseas included in the Proxy Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and of the published Regulations thereunder; (2) such unaudited financial statements are not fairly presented in conformity with GAAP (except as permitted by Form 10-Q promulgated by the SEC) applied on a basis substantially consistent with that of the audited financial statements of Overseas included in the Proxy Statement; (3) as of such date not more than five business days prior to the date of the Proxy Statement, there was not, except as set forth in such letter, any change in capital stock, treasury stock or long-term debt of Overseas.

   8.2 Overseas Employee Bonuses. Promptly after the Closing Date, EMAC shall pay bonuses to individuals who are employees of Overseas on the Effective Date (the "Overseas Employees") in an aggregate amount not to exceed $175,000. Any such bonuses agreed, mutually by the Overseas Stockholders and EMAC, to be paid to Overseas Employees promptly after the Closing Date in excess of such amount will be paid by EMAC but will reduce the Merger Cash payable to the stockholders of Overseas by such amount in excess of $175,000.

   8.3 Voting Agreement. Each of the Overseas Stockholders agrees to vote their shares of Overseas Common Stock (or execute a written consent in lieu thereof) in favor of the Merger and the Transaction Documents, both in their capacities as directors and stockholders of Overseas. EMAC shall use their best efforts to cause each of the Founders (as such term is defined in the Stockholders' Voting Agreement) to vote their shares of EMAC Common Stock in favor of the Merger and the Transaction Documents at the EMAC Stockholders' Meeting.

   8.4 Cooperation. Each of the parties hereto will cooperate with the other and execute and deliver to the other such other instruments and documents and take such other actions as may be reasonably requested from time to time by the other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement. EMAC shall promptly furnish to the Overseas Parties copies of all reports and other information given by it to its stockholders.

                                  ARTICLE IX
                      CONDITIONS PRECEDENT TO THE MERGER

   9.1 Conditions to Each Party's Obligations. The respective obligations of each party to consummate the Merger and related Transactions shall be subject to the fulfillment or waiver, on or before the Closing Date, of each of the following conditions. If any of the conditions set forth below are not satisfied on or before the Closing Date and the parties nonetheless consummate the Merger and related Transactions, said condition shall be deemed waived, and there shall be no liability on the part of either party with respect to said condition.

   (a) Approval by EMAC Stockholders. The Merger and the other matters referred to in Section 7.2 of this Agreement shall have been approved by the stockholders of EMAC in accordance with EMAC's Certificate of Incorporation as in effect on the date hereof, and not more than an aggregate of 20% of the number of shares of EMAC Common Stock outstanding as of the Record Date and owned by Persons

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other than the Initial EMAC Stockholders shall take one or more of the following actions: (i) demand conversion of said EMAC Common Stock into cash pursuant to EMAC's certificate of incorporation or (ii) demand appraisal rights pursuant to the DGCL.

   (b) No Litigation, Governmental Order or Regulation.

     (i) No court of competent jurisdiction shall have issued (and such issuance shall not be threatened or pending) any injunction, restraining order or other order which prohibits the consummation of the transactions contemplated by this Agreement and which is in effect as of the Closing Date and no governmental action or proceeding shall have been commenced or threatened seeking an injunction, restraining order or other order which seeks to prohibit the consummation of the transactions contemplated by this Agreement.

     (ii) No litigation, proceeding or investigation shall be pending, threatened or in existence which, if adversely determined, would result in:

        (1) The issuance of a preliminary or permanent injunction or other order which would restrain, prevent or require rescission of this Agreement or the transactions contemplated hereby;

        (2) Liability to EMAC, Overseas, the Overseas Stockholder or any officers, directors, employees or agents of any of them arising from this Agreement or the transactions contemplated hereby; or

        (3) The consummation of the transactions contemplated hereby being unlawful.

   (c) EMAC Option Plans. The EMAC Stockholders shall have approved (i) the EMAC Option Plans and (ii) any options thereunder which, under EMAC's Certificate of Incorporation, the DGCL or SEC Regulations, require EMAC Stockholder approval. The EMAC Option Plans shall be registered in accordance with Section 7.14.

   (d) Directors and Officers. As of the Closing Date: (A) the Board of Directors of EMAC shall consist solely of the Overseas Designees and the EMAC Designees, and (B) the only officers of EMAC shall be the Persons specified as officers in Section or Schedule 7.7.

   (e) Lock-up and Registration Rights Agreement. The Lock-up and
Registration Rights Agreement shall have been duly executed and delivered by the parties thereto.

   (f) Employment Agreements; Special Management Option Agreements. Each of Ellen Dinerman Little and Robert B. Little, on the one hand, and EMAC, on the other, shall have executed and delivered an Overseas Stockholder Employment Agreement and William F. Lischak and EMAC shall have executed and delivered the Lischak Employment Agreement. EMAC shall have granted to each of Ellen Dinerman Little and Robert B. Little, at the Effective Time, a Redeemable Special Management Option to purchase 537,500 shares of EMAC Common Stock and a Non-Redeemable Special Management Option to purchase 562,500 shares of EMAC Common Stock pursuant to the EMAC Special Management Option Plan.

   (g) Stockholders' Voting Agreement. The Stockholders' Voting Agreement shall have been duly executed and delivered by the parties thereto.

   (h) Resignations. The officers and directors of EMAC identified on Schedule
7.12 shall have submitted their irrevocable and unconditional resignations effective on the Closing Date, as officers and directors of EMAC.

   (i) Indemnity Agreement. EMAC shall have entered into an Indemnity Agreement with each director and executive officer of EMAC in form and substance reasonably satisfactory to the Overseas Stockholders.

   (j) Relationships with Lenders. The Syndication Agreement dated as of May 9, 1994 among Coutts & Co., Berliner Bank AG London Branch and Overseas (the "Syndication Agreement") shall have been renewed for an aggregate amount equal to or greater than the amount available under said agreement

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

immediately prior to its renewal. Such lenders shall have entered into an agreement with Overseas and the Overseas Stockholders as to the relative rights and obligations of such lenders, Overseas and the Overseas Stockholders with respect to the Merger Note and the indebtedness under the Syndication Agreement.

   9.2 Conditions to Obligations of EMAC. The obligations of EMAC to consummate the Merger and related Transactions shall be subject to the satisfaction or waiver, on or before the Closing Date, of each of the following conditions. If any of the conditions set forth below are not satisfied on or before the Closing Date, or any changes are made from the Original Overseas Disclosure Schedule to the Closing Overseas Disclosure Schedule, and EMAC nonetheless consummates the Merger and related Transactions, said condition shall be deemed waived, and there shall be no liability with respect to said condition.

   (a) Representations and Warranties True. Except for changes contemplated by this Agreement, (i) the representations and warranties of Overseas and the Overseas Stockholders contained herein shall be true and correct in all material respects at and as of the date hereof and (ii) such representations and warranties shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations and warranties are made herein as of a specific date prior to the Closing Date. Notwithstanding the preparation and delivery of the Closing Overseas Disclosure Schedule, the representations and warranties of Overseas for purposes of
Section 9.2(a)(i) shall be such representations and warranties incorporating the Original Overseas Disclosure Schedule.

   (b) Performance. Overseas and the Overseas Stockholders shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed or complied with by it on or prior to the Closing Date.

   (c) Approval by Overseas Stockholders. The Merger shall have been approved and adopted by the stockholders of Overseas in accordance with the DGCL and the Certificate of Incorporation and by-laws of Overseas.

   (d) Consents and Approvals. Overseas and the Overseas Stockholders shall have obtained all Overseas third-party consents and approvals necessary, proper or advisable to consummate the Merger, except for those which, if not obtained, would not have a Material Adverse Effect.

   (e) Legal Opinion. EMAC shall have received (i) an opinion of Gipson, Hoffman & Pancione, outside counsel to Overseas, dated as of the Closing Date, covering the matter set forth in Exhibit O and (ii) an opinion of Deborah Chiaramonte, Esq. in-house counsel to Overseas, dated as of the Closing Date, substantially in the form attached hereto as Exhibit P.

   (f) Non-Competition Agreements. The Non-Competition Agreement shall have been duly executed and delivered by each of the Overseas Stockholders.

   (g) Certificates. Overseas shall have furnished to EMAC a certificate of the chief executive officer of Overseas, dated the Closing Date, certifying compliance as of the Closing Date with the conditions set forth in paragraphs
(a), (b) and (c) of this Section in all material respects.

   (h) Life Insurance. The Surviving Corporation or EMAC shall be named as the beneficiary under the life insurance policies set forth in Schedule 9.2(h) for the amounts set forth in said Schedule. The cash value under such policies at the time that EMAC is named beneficiary under such policies (approximately $128,000 as of the date of this Agreement) shall be paid by the Surviving Corporation to the Overseas Stockholders at the Closing by execution of an unsecured promissory note of the Surviving Corporation in favor of the Overseas Stockholders for such amount, with a maturity date of one year after the Closing, at an interest rate of 9% per annum (with principal and interest payable at maturity) and with such other terms reasonably acceptable to the Overseas Stockholders.

   (i) Subsidiaries. The Overseas Subsidiaries shall be wholly owned subsidiaries of Overseas.

   (j) Other Documents. EMAC shall have received executed copies of all Transaction Documents to which Overseas or the Overseas Stockholders is a party to the extent that they shall not have been received prior to the Closing. EMAC shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

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    9.3 Conditions to Obligations of Overseas and the Overseas Stockholders.
The obligations of Overseas and the Overseas Stockholders to consummate the Merger and related Transactions shall be subject to the satisfaction or waiver, on or before the Closing Date, of each of the following conditions. If any of the conditions set forth below is not satisfied on or before the Closing Date, or any changes are made from the Original EMAC Disclosure Schedule to the Closing EMAC Disclosure Schedule, and Overseas and the Overseas Stockholders nonetheless consummate the Merger and related Transactions, said condition shall be deemed waived, and there shall be no liability with respect to said condition.

   (a) Representations and Warranties True. Except for changes contemplated by this Agreement, (i) the representations and warranties of EMAC contained herein shall be true and correct in all material respects at and as of the date hereof and (ii) such representations and warranties shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations and warranties are made herein as of a specific date prior to the Closing Date. Notwithstanding the preparation and delivery of the Closing EMAC Disclosure Schedule, the representations and warranties of EMAC for purposes of Section 9.3(a)(i) shall be such representations and warranties incorporating the Original EMAC Disclosure Schedule.

   (b) Performance. EMAC shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed or complied with by it on or prior to the Closing Date.

   (c) Consents and Approvals. EMAC shall have obtained all third-party consents and approvals and made all filings necessary, proper or advisable to consummate the Merger, except for those which, if not obtained, would not have a Material Adverse Effect or a material adverse effect on consummation of the Transactions.

   (d) Trust Funds. At the Effective Time, EMAC will have an amount in government securities invested in the Trust Account with the Trust Company of no less than (i) $10.9 million, minus (ii) the amount of funds, if any, to be applied to the redemption of shares of EMAC Common Stock pursuant to Article SIXTH of the EMAC Restated Certificate of Incorporation as in effect on the date of this Agreement, with no restrictions on the use thereof such that such funds and government securities may be used to pay the Merger Consideration, and the Overseas Stockholders shall have received a certification from the Chairman or President of EMAC to such effect, together with confirmation from the Trust Company of the availability of such funds.

   (e) Merger Notes and Security Agreements. EMAC shall have delivered to the Overseas Stockholders the Merger Cash, the Merger Shares, the Merger Note and the Security Agreement in accordance with Section 3.1(b) of this Agreement.

   (f) Legal Opinion. Overseas shall have received an opinion of Brobeck, Phleger & Harrison LLP, counsel to EMAC, dated as of the Closing Date covering the matter set forth on Exhibit Q.

   (g) Tax Opinion. Overseas shall have received an opinion of Brobeck, Phleger & Harrison LLP, counsel to EMAC, dated as of the Closing Date, to the effect that for federal income tax purposes (i) the Merger will constitute a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code; (ii) each of EMAC and Overseas will be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (iii) no gain or loss will be recognized to the holders of Overseas Shares upon the receipt of the Merger Shares in exchange for their Overseas Shares pursuant to the Merger; (iv) the tax basis of the Merger Shares received by the holders of Overseas Shares will be the same as the basis of the Overseas Shares exchanged therefor; (v) the holding period of the Merger Shares in the hands of the holders of Overseas Shares will include the holding period of their Overseas Shares exchanged therefor, provided that the Overseas Shares are held as a capital asset at the Effective Time of the Merger and (vi) no gain or loss will be recognized by EMAC and Overseas in the Merger.

   (h) Other Documents. Overseas shall have received executed copies of all Transaction Documents to which EMAC is a party to the extent that they shall not have been received prior to the Closing. Overseas shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

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    (i) Certificates. EMAC shall have furnished to Overseas a certificate of the chief executive officer of EMAC, dated the Closing Date, certifying compliance as of the Closing Date with the conditions set forth in paragraph
(a) of Section 9.1 and paragraphs (a) and (b) of this Section 9.3 in all material respects.

   (j) Nasdaq National Market Application. EMAC shall have applied for the listing, effective upon the Effective Date, of EMAC Common Stock on the Nasdaq National Market.

   (k) Tax Reimbursement Agreement. EMAC and the Overseas Stockholders shall have executed and delivered the Tax Reimbursement Agreement.

   (l) Distribution. The Distribution shall have been made to the stockholders of Overseas. Neither the Distribution nor the Loan shall have been rescinded, and no action (or state of facts with respect thereto) prohibited by Section 9.1(b) shall exist with respect to the Distribution or the Loan. No action shall have been taken by the lenders under the Loan to enforce the Loan or the security interest securing such Loan (including, without limitation, taking action to declare a default or an event of default, accelerate such Loan or foreclose on the security interest or collateral securing such Loan).

   (m) EMAC 1996 Special Stock Option Plan and Agreement. The EMAC 1996 Special Stock Option Plan shall have been approved by the EMAC Stockholders and the Board of Directors of EMAC. EMAC and the Overseas Stockholders shall have executed and delivered the EMAC 1996 Special Stock Option Agreement.

   (n) Amendment to Unit Purchase Options. The Unit Purchase Options shall have been amended in the manner provided by Overseas to EMAC.

                                  ARTICLE X
                               INDEMNIFICATION

   10.1 Indemnification by the Overseas Stockholders. Subject to the provisions of Sections 10.1 and 10.2, each of the Overseas Stockholders shall severally, and jointly, indemnify, defend and hold harmless EMAC, and any director, officer, employee, agent or advisor of EMAC, or any of its respective successors or assigns (an "EMAC Indemnified Party"), from and against any and all demands, claims, actions, causes of action, assessments, losses, damages, liabilities, judgments, settlements, fines, penalties, sanctions, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, interest and penalties, and all other reasonable costs of investigating and defending third party claims as incurred but not including special, punitive, speculative or consequential damages) (collectively, "EMAC Losses") asserted against, resulting to, imposed upon or incurred by any EMAC Indemnified Party, directly or indirectly, by reason of or resulting from:

     (i) the failure of any of the representations and warranties of Overseas or the Overseas Stockholders contained in or made pursuant to Article IV hereof to have been true when made and (unless made as of a specified date only) as of the Closing Date; and

     (ii) the breach or failure to perform any covenant or agreement of Overseas or the Overseas Stockholders contained in or made pursuant to this Agreement.

   10.2 Limitations on Indemnification.

   (a) The indemnification in favor of the EMAC Indemnified Parties contained in Section 10.1 hereof with respect to the representations and warranties of Overseas and the Overseas Stockholder contained in Section 4.26 of this Agreement shall not be effective until the aggregate dollar amount of all Losses indemnified against under such Section exceeds $350,000 (the "Film Library Threshold Amount"), and then only to the extent such aggregate amount exceeds the Film Library Threshold Amount. The indemnification in favor of the EMAC Indemnified Parties for Losses related to all other matters indemnified against under Section 10.1, other than as set forth in the preceding sentence, shall not become effective until the aggregate dollar amount of such Losses exceeds $150,000 (the "Non-Film Library Threshold Amount") and then only to the extent such aggregate amount exceeds the Non-Film Library Threshold Amount. Any payments made to the Overseas Stockholders by the EMAC Parties under paragraph 2 of the Tax Reimbursement Agreement shall be credited against the Non-Film Library Threshold Amount.

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    (b) The indemnification in favor of the EMAC Indemnified Parties shall be limited to an amount equal to the aggregate of (i) the value from time to time of the Merger Shares issued to the Overseas Stockholders and (ii) the unpaid principal and interest from time to time on the Merger Note. Any amounts paid under the Merger Notes shall no longer be subject to this Article X. The Surviving Corporation shall have no right to offset against any payments under the Merger Note the amount of any rights, claims or damages it may have against Overseas or the Overseas Stockholders, and nothing herein shall be deemed to permit any offset by EMAC against the Merger Note to satisfy any indemnification obligation of the Overseas Stockholders under Section 10.1. Except with respect to claims based on wilful or intentional fraud, the rights of EMAC Indemnified Parties and the Overseas Stockholders Indemnified Parties (as defined below) under this Article X shall be the exclusive remedy of such Indemnified Parties with respect to claims resulting from or relating to any misrepresentation, breach of warranty or failure to perform any covenant or agreement under this Agreement.

   10.3 Indemnification by EMAC. Subject to the provisions of this Section 10.3, EMAC shall indemnify, defend and hold harmless the Overseas Stockholders, and any director, officer, employee, agent, advisor or stockholder of Overseas or any of their respective successors or assigns (an "Overseas Stockholders Indemnified Party"), from and against any and all demands, claims, actions, causes of action, assessments, losses, damages, liabilities, judgments, settlements, fines, penalties, sanctions, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, interest and penalties, and all other reasonable costs of investigating and defending third party claims as incurred) (collectively, "Overseas Losses") asserted against, resulting to, imposed upon or incurred by any Overseas Stockholders Indemnified Party, directly or indirectly, by reason of or resulting from:

     (i) the failure of any of the representations and warranties of EMAC contained in or made pursuant to Article V hereof to have been true when made and (unless made as of a specified date only) as of the Closing Date; and

     (ii) the breach or failure to perform any covenant or agreement of EMAC contained in or made pursuant to this Agreement.

   10.4 Indemnification Procedures.

   (a) Notice. If any legal proceeding shall be threatened or instituted or any claim or demand shall be asserted by any EMAC Indemnified Party or any Overseas Stockholders Indemnified Party, or any EMAC Indemnified Party or any Overseas Stockholder Indemnified Party becomes aware of any facts giving rise to a potential claim, in respect of which indemnification may be sought under the provisions of this Agreement, the Party seeking indemnification (the "Claiming Party") shall promptly cause written notice of the assertion of any such claim, demand or proceeding of which it has knowledge to be forwarded to the Party from whom it is claiming indemnification (the "Indemnitor"). Such notice shall contain a reference to the provisions hereof in respect of which such claim is being made, and shall specify, in reasonable detail, the basis for the claim and the amount of such Loss if determinable at such time. The Claiming Party's failure to give the Indemnitor prompt notice shall not preclude the Claiming Party from seeking indemnification from the Indemnitor unless the Claiming Party's failure has materially prejudiced the Indemnitor's ability to defend the claim, demand or proceeding.

   (b) Third Party Claims. Subject to the provisions of Sections 10.1, 10.2 and
10.3 hereof, if the Claiming Party seeks indemnification from the Indemnitor as a result of a claim or demand being made by a third party (a "Third Party Claim"), the Indemnitor shall have the right to promptly assume the control of the defense of such Third Party Claim, including, at its own expense, employment by it of counsel reasonably satisfactory to the Claiming Party. The Claiming Party may, in its sole discretion and at its own expense, employ counsel to represent it in the defense of the Third Party Claim, and in such event counsel for the Indemnitor shall cooperate with counsel for the Claiming Party in such defense, provided that the Indemnitor shall direct and control the defense of such Third Party Claim or proceeding. The Indemnitor shall not consent to the entry of any judgment, except with the written consent of the Claiming Party, and shall not enter into any settlement of such Third Party Claim without the written consent of the Claiming Party which (i) does not include as an unconditional term thereof the release of the Claiming Party from all liability in respect of such Third Party Claim and (ii) results in the imposition on the Claiming Party of any remedy other than money damages; provided, however, that the Claiming Party shall not unreasonably withhold or delay its consent to the entry of any judgment or any settlement of a Third Party Claim. If the Indemnitor elects not to exercise its rights to assume the defense of the Third Party Claim, or if injunctive relief is sought, the Claiming Party may, but shall have no obligation to, defend against such Third Party Claim or legal proceeding in such reasonable manner as it may deem appropriate, provided that the Claiming Party shall not compromise or settle such Third Party Claim or proceeding without the Indemnitor's consent.

   (c) Payment. After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the time in which to appeal therefrom shall have expired, or a settlement shall have been consummated, or the Claiming Party and the Indemnitor shall arrive at a mutually binding agreement with respect to each separate matter alleged to be indemnified by the Indemnitor hereunder, the Claiming Party shall forward to the Indemnitor notice of any sums due and owing by it with respect to such matter and the Indemnitor shall pay all of the sums so owing to the Claiming Party by wire transfer, certified or bank cashier's check within ten (10) days after the date of such notice (the "Payment Date"); provided, however, that any amounts otherwise payable under this Article X shall be reduced by any amounts recovered from third parties and amounts actually paid to the Indemnified Parties under any policy or policies of insurance covering the EMAC Losses or the Overseas Losses as the case may be; and provided, further, that if such payment is made by the surrender of EMAC Common Stock pursuant to Section 10.6, such payment shall be made on the earliest possible date after the Payment Date on which the transfer of EMAC Common Stock for such purposes will not result in a violation (based on voluntary transactions occurring prior to such date but not thereafter) of Section 16(b) of the Exchange Act.

   10.5 Survival. The representations, warranties, covenants and agreements of EMAC and the Overseas Stockholders set forth in this Agreement shall survive the Closing and the consummation of the Merger and the other Transactions contemplated hereby and continue until the earlier of two years after the Closing Date or fifteen (15) days following the delivery of the consolidated audited financial statements of the Surviving Corporation for the fiscal year ending December 31, 1997. Notwithstanding the foregoing, the representations contained in Sections 4.12 and 5.11 relating to tax matters shall continue until the expiration of the applicable statute of limitations relating to such representations, and the representations contained in Section 5.4(b) shall survive indefinitely. If a notice is given in accordance with Section 10.4 before the expiration of the applicable period, then (notwithstanding the expiration of such time period) the representation, warranty, covenant or agreement shall survive until, but only for purposes of, the resolution of such claim.

   10.6 Satisfaction of Indemnification Obligations. Any obligations of the Overseas Stockholders under Section 10.1 of this Agreement to indemnify the EMAC Indemnified Parties may be satisfied, at the option of the Overseas Stockholders, by either (a) payment in cash in the amount of the Losses incurred, or (b) delivery of a number of shares of EMAC Common Stock for cancellation by EMAC having a Fair Market Value equal to such Losses as of the date of delivery. In the event that any Merger Shares are to be released to EMAC under this Section 10.6, such number of Merger Shares shall automatically be released from the Lock-Up (as such term is defined in the Lock-Up and Registration Rights Agreement).

                                  ARTICLE XI
                             PUBLIC ANNOUNCEMENTS

   EMAC, Overseas, and the Overseas Stockholders will consult with each other before issuing any press release or making any public statement with respect to this Agreement and the Transactions and, except as may be required by applicable law or stock exchange regulations, will not issue any such press release or make any such public statement prior to such consultation.

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

                                  ARTICLE XII
                                 TERMINATION

   12.1 Grounds for Termination. This Agreement may be terminated at any time prior to the Closing Date:

   (a) by mutual written consent of EMAC and Overseas;

   (b) by either EMAC or Overseas, if the Closing has not occurred by October 31, 1996 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this paragraph (b) of Section 12.1 shall not be available to any party that has breached any of the covenants to be performed by it, her or him in this Agreement;

   (c) by Overseas and the Overseas Stockholders, (i) if EMAC shall have breached any of its covenants in Article VII or VIII hereof in any respect and such breach results in a Material Adverse Effect upon Overseas, the Overseas Stockholders or EMAC, or (ii) if the representations and warranties of EMAC contained in this Agreement shall not be true and correct in all material respects, at the time made, or (iii) if such representations and warranties shall not be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Closing Date, and in any such event, if such breach is subject to cure, EMAC have not cured such breach within 10 business days of Overseas' notice of an intent to terminate;

   (d) by EMAC, (i) if Overseas or the Overseas Stockholders shall have breached any of their covenants in Article VI or VIII hereof in any respect and such breach results in a Material Adverse Effect upon Overseas or EMAC, or (ii) if the representations and warranties of Overseas and the Overseas Stockholders contained in this Agreement shall not be true and correct in all material respects, at the time made, or (iii) if such representations and warranties shall not be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Closing Date, and in any such event, if such breach is subject to cure, Overseas or the Overseas Stockholders has not cured such breach within 10 business days of any notice by either of EMAC of an intent to terminate; or

   (e) by EMAC, the Overseas Stockholders or Overseas, if, at the EMAC Stockholders' Meeting (including, any adjournments thereof), this Agreement and the Merger, the EMAC Option Plans, the Restated Certificate, By-laws or the Directors nominated pursuant to Section 7.7 shall fail to be approved and adopted by the affirmative vote of the holders of EMAC Common Stock required under EMAC's present Certificate of Incorporation, or if an aggregate of 20% or more of the number of shares of EMAC Common Stock outstanding as of the record date for the EMAC Stockholders' Meeting held by Persons other than the Initial EMAC Stockholders take one or more of the following actions: (i) demand conversion of said EMAC Common Stock into cash pursuant to EMAC's certificate of incorporation or (ii) demand appraisal rights pursuant to the DGCL.

   12.2 Payment of Expenses upon Termination.

   (a) Except as set forth in Section 6.7 or in Section 12.2(b) below or in the last sentence of Section 7.2, in the event that this Agreement is terminated pursuant to Section 12.1, Overseas, the Overseas Stockholders and EMAC shall each be solely responsible for their own expenses incurred in connection with this Agreement, the Merger and the Transaction.

   (b) In the event that this Agreement is terminated pursuant to Section 12.1(c) or 12.1(e), in addition to any other liabilities hereunder, EMAC shall reimburse Overseas and the Overseas Stockholders for their out-of-pocket fees and expenses incurred from and after February 10, 1996 (including, without limitation, the fees and expenses of each of their attorneys, accountants and financial advisors) in connection with the negotiation, documentation and performance of this Agreement, the Transaction and the Transaction Documents up to an amount not exceeding the amount of cash and the proceeds of any other Assets of EMAC remaining in EMAC (other than any amounts remaining in the Trust Account) immediately prior to the liquidation of EMAC pursuant to Article SIXTH of the Certificate of Incorporation of EMAC in effect on the date of this Agreement and after the payment by EMAC of its expenses and other obligations related to these Transactions (including without limitation the fees and expenses of its attorneys and accountants, printing fees and filing fees) and the liquidation and dissolution of EMAC.

   (c) If any party terminates this Agreement pursuant to Section 12.1, all obligations of the parties hereunder shall terminate without any liability of any party to any other party (except for any liability for damages or equitable relief of any party for willful breaches of this Agreement, which liability shall not be limited by this Article XII, including, without limitation,
Section 12.2(b)); provided, however, that the provisions of Section 12.3 shall survive any such termination.

   12.3 Effect of Termination. If this Agreement is terminated pursuant to
Section 12.1, the agreements contained in Sections 6.6, 6.7, 7.6, 7.8, 12.2 and the last sentence of Section 7.2 shall survive the termination hereof.

                                 ARTICLE XIII
                      CONTENTS OF AGREEMENT, AMENDMENT,
                    PARTIES IN INTEREST, ASSIGNMENT, ETC.

   This Agreement, together with the schedules and exhibits hereto, sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith. There are no representations and warranties other than those expressly set forth or referred to herein. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the parties hereto. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto. No party hereto shall assign this Agreement or any right, benefit or obligation hereunder. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their permitted assigns. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions.

                                 ARTICLE XIV
                                INTERPRETATION

   Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, and (b) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and do not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

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

                                  ARTICLE XV
                                   NOTICES

   All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message (confirmed by person or machine) or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the first business day after the date when sent by Federal Express or other nationally recognized overnight delivery service to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto:

   If to EMAC:

         Entertainment/Media Acquisition Corporation
         c/o Bannon & Co.
         202 North Canon Drive
         Beverly Hills, CA 90210
         Attention: Stephen K. Bannon, Chairman of the Board
         Tel. No. (310) 276-3555
         Fax. No. (310) 276-0583

   with required copies to:

         Brobeck, Phleger & Harrison LLP
         1301 Avenue of the Americas
         New York, NY 10019
         Attention: Ellen B. Corenswet
         Tel. No. (212) 237-2526
         Fax. No. (212) 586-7878

         Rosenfeld, Meyer & Susman
         9601 Wilshire Blvd., 4th Floor
         Beverly Hills, CA 90210
         Attention: P. John Burke
         Tel. No. (310) 246-3228
         Fax. No. (310) 271-6430

   If to Overseas Filmgroup, Inc., Ellen Dinerman Little or Robert B. Little:

         Overseas Filmgroup, Inc.
         8800 Sunset Boulevard
         Los Angeles, CA 90069
         Attention: Ellen Dinerman Little
                    Robert B. Little
                    William F. Lischak
         Tel. No. (310) 855-1199
         Fax. No. (310) 855-0849

   with a required copy to:


         Gipson Hoffman & Pancione, P.C.
         1901 Ave. of the Stars
         Suite 1100
         Los Angeles, CA 90067
         Attention: John McHale
         Tel. No. (310) 557-8815
         Fax. No. (310) 556-8945

                                  ARTICLE XVI
                                GOVERNING LAW

   This Agreement shall be construed and interpreted in accordance with the law of the State of Delaware, without regard to its provisions concerning conflicts of law. Each of the parties hereto consents to the jurisdiction of, and confers exclusive jurisdiction on, any court or tribunal located in Los Angeles County, California (in the case of state courts) or the Central District of California (in the case of federal courts), over any action, suit or proceeding arising out of or relating to this Agreement or any other Transaction Document to which it is a party. Each party hereby irrevocably waives, and agrees not to assert as a defense in any such action, suit or proceeding, any objection which he, she or it may now or hereafter have to venue of any such action, suit or proceeding brought in any court or tribunal located in Los Angeles County, California or the Central District of California and hereby irrevocably waives any claim that any such action, suit or proceeding brought in any such court or tribunal has been brought in an inconvenient forum.

                                 ARTICLE XVII
                                 COUNTERPARTS

   This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

    IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.


                                          ENTERTAINMENT/MEDIA ACQUISITION
                                           CORPORATION


                                          By: /s/ Stephen K. Bannon
                                          -----------------------------------
                                          Title: Chairman of the Board


                                          By: /s/ Jeffrey A. Rochlis


                                          -----------------------------------
                                          Title: Chief Executive Officer and
                                          President


                                          OVERSEAS FILMGROUP, INC.


                                          By: /s/ Ellen Dinerman Little

                                          -----------------------------------
                                          Title: President


                                          OVERSEAS STOCKHOLDERS


                                          /s/ Ellen Dinerman Little
                                          -----------------------------------
                                          Ellen Dinerman Little


                                          /s/ Robert B. Little
                                          -----------------------------------
                                          Robert B. Little


   The undersigned is executing this Agreement solely for purposes of, and with the understanding that he is bound by, the provision of Section 4.27 of this Agreement.


                                          /s/ William F. Lischak
                                          -----------------------------------
                                          William F. Lischak

                                                                    APPENDIX B
                               AMENDMENT TO THE


                             AGREEMENT OF MERGER

                                    AMONG

                 ENTERTAINMENT/MEDIA ACQUISITION CORPORATION

                          (A DELAWARE CORPORATION),

                           OVERSEAS FILMGROUP, INC.

                          (A DELAWARE CORPORATION),

                                     AND

                  ELLEN DINERMAN LITTLE AND ROBERT B. LITTLE

                              SEPTEMBER 20, 1996

   This AMENDMENT TO AGREEMENT OF MERGER (the "Amendment") is entered into as of the 20th day of September, 1996, by and among Entertainment/Media Acquisition Corporation, a Delaware corporation, Overseas Filmgroup, Inc., a Delaware corporation, and Ellen Dinerman Little and Robert B. Little (collectively, the "Parties").

                                  BACKGROUND

   WHEREAS, the Parties have entered into an Agreement of Merger, dated as of July 2, 1996 (the "Merger Agreement"); and

   WHEREAS, the Parties desire to amend certain provisions, including definitional provisions, of the Merger Agreement,

   NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the Parties hereto agree as follows:

   1. Article I of the Merger Agreement is hereby amended and restated as set forth below:

   a. The definition of "Overseas Stockholders' Employment Agreement" is hereby amended and restated to read in full as follows:

   "Overseas Stockholders' Employment Agreement" means the form of Employment Agreement to be entered into with each of the Overseas Stockholders, attached hereto as Exhibit H (with such changes satisfactory to the Overseas Stockholders in their reasonable judgment as are necessary to indicate that Ellen Dinerman Little shall be the sole President of the Surviving Corporation).

   b. The definition of "Overseas Subsidiaries" is hereby amended and restated to read in full as follows:

   "Overseas Subsidiaries" means the following companies: Jacaranda Music, Inc., a Delaware corporation; Walrus Pictures, Inc., a California corporation; Overseas Filmgroup (U.K.) Ltd., a United Kingdom corporation; Intrastate Film Distributors, Inc., a Delaware corporation, Alien Towers, Inc., a California corporation; Code 99 Productions, Inc., a California corporation; Enough Rope, Inc., a California corporation; Positive, Inc., a California corporation; and Road to Ruin, Inc., a California corporation.

   2. Section 6.1 of the Merger Agreement is hereby amended and restated to read in full as follows:

   6.1 Operation of the Business. From the date hereof to the Effective Time, except as set forth in Schedule 6.1, Overseas shall conduct its Business solely in the ordinary course and, except as set forth in Schedule 6.1, shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement or as approved by EMAC in writing): amending its Certificate of Incorporation or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any material business operations of, any Person; selling or otherwise disposing of any material Assets other than in the ordinary course; entering into, amending, modifying or supplementing any Contract or otherwise incurring any Liability, other than in the ordinary course, if Overseas' executory obligation in any such individual case, or series of related cases, exceeds $100,000; discharging or satisfying any material Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or otherwise in the ordinary course or compromising, settling or otherwise modifying any material claim otherwise than in the ordinary course or litigation; making any capital expenditure other than in the ordinary course involving in any individual case, or series of related cases, more than $50,000; or issuing any securities; and agreeing, whether in writing or otherwise, to do any of the foregoing; provided, however, that the foregoing shall not restrict Overseas' ability to enter into any Contract or incur any Liability that is described on the Overseas Disclosure Schedule or in the Proxy Statement. EMAC agrees that the Overseas Stockholders may transfer their shares in Overseas to a living trust or other estate planning vehicle; provided that such transferee agrees to be bound by all the terms and conditions of the Transaction Documents to which the Overseas Stockholders are a party.

   3. A new Section 7.18 is hereby added to the Merger Agreement as follows:

   7.18 Restated Syndication Agreement. EMAC understands and acknowledges that (i) Overseas has entered into a Restated and Amended Syndication
Agreement (the "Restated Syndication Agree-ment") with Coutts & Co. and Berliner Bank A.G. London Branch (the "Banks") which shall be effective upon consummation of the Merger, (ii) in conjunction with the Merger and the Restated Syndication Agreement, the Overseas Stockholders have agreed to subordinate the Merger Note to the security interests granted to the Banks pursuant to the Restated Syndication Agreement, and (iii) in connection with the agreement to subordinate, the Overseas Stockholders have agreed not to sell any shares of capital stock of the Surviving Corporation without the prior written consent of the Banks (the "No Sale Provision"). EMAC understands, acknowledges and agrees that the Overseas Stockholders may at any time, or from time to time, request that the Banks consent to the sale of shares of capital stock of the Surviving Corporation by the Overseas Stockholders (a "Sale Consent") or modify or delete the No Sale Provision. EMAC agrees to use its best efforts to assist the Overseas Stockholders in making a request to the Banks for, and in obtaining, a Sale Consent or modification or deletion of the No Sale Provision and EMAC agrees to execute and deliver any and all documents and take any and all other actions that may be necessary to obtain or effectuate such Sale Consent or modification or deletion of the No Sale Provision (including, without limitation, requesting in connection with any renewal of the Restated Syndication Agreement that such No Sale Provision be deleted). Overseas acknowledges that nothing in this paragraph shall be deemed to modify or amend the Lock-Up and Registration Rights Agreement.

   4. Section 9.3(f) of the Merger Agreement is hereby amended and restated to read in full as follows:

   9.3(f) Legal Opinion. Overseas and the Overseas Stockholders shall have received an opinion of Brobeck, Phleger & Harrison LLP, counsel to EMAC, dated as of the Closing Date covering the matters set forth on Exhibit Q.

   5. Section 9.3(g) of the Merger Agreement shall be amended and restated to read in full as follows:

   9.3(g) Tax Opinion. Overseas and the Overseas Stockholders shall have received an opinion of Brobeck, Phleger & Harrison LLP, counsel to EMAC, dated as of the Closing Date, to the effect that for federal income tax purposes (a) the Merger will constitute a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code; (b) each of EMAC and Overseas will be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (c) no gain or loss will be recognized to the holders of Overseas Shares upon the receipt of the Merger Shares in exchange for their Overseas Shares pursuant to the Merger; (d) the tax basis of the Merger Shares received by the holders of Overseas Shares will be the same as the basis of the Overseas Shares exchanged therefor; (e) the holding period of the Merger Shares in the hands of the holders of Overseas Shares will include the holding period of their Overseas Shares exchanged therefor, provided that the Overseas Shares are held as a capital asset at the Effective Time of the Merger and (f) no gain or loss will be recognized by EMAC and Overseas in the Merger.

   6. The following exhibits, which have been revised, shall replace the corresponding documents attached to the Merger Agreement:

      Exhibit E                  Lock-up and Registration Rights Agreement
                                 (Version Dated September 20, 1996)

      Exhibit N                  Amended and Restated Certificate of
                                 Incorporation Of EMAC and Form of By-Laws
                                 (Versions Dated September 20, 1996)

   7. The representations and warranties made in the Merger Agreement, dated as of July 2, 1996, and the Overseas Disclosure Schedules thereto regarding the Overseas Subsidiaries shall not be deemed to include the following subsidiaries: Intrastate Film Distributors, Inc., a Delaware corporation, Alien Towers, Inc., a California corporation; Code 99 Productions, Inc., a California corporation; Enough Rope, Inc., a California corporation; Positive, Inc., a California corporation; and Road to Ruin, Inc., a California corporation; provided, however, that the Closing Overseas Disclosure Schedule shall include all Overseas Subsidiaries as defined in this Amendment.

   8. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts together will constitute one and the same Amendment.

   9. Except as expressly modified by this Amendment, the Merger Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, this Amendment Number One to the Merger Agreement has been executed by the parties hereto as of the day and year first written above.

                                            ENTERTAINMENT/MEDIA ACQUISITION
                                             CORPORATION


                                            By: /s/ Stephen K. Bannon
                                            ---------------------------------
                                            Title: Chairman of the Board


                                            By: /s/ Jeffrey A. Rochlis
                                            ---------------------------------
                                            Title: Chief Executive Officer
                                                   and President

                                            OVERSEAS FILMGROUP, INC.


                                            By: /s/ Ellen Dinerman Little
                                            ---------------------------------
                                            Title: President

                                            OVERSEAS STOCKHOLDERS


                                            /s/ Ellen Dinerman Little
                                            ---------------------------------
                                                Ellen Dinerman Little


                                            /s/ Robert B. Little
                                            ---------------------------------
                                                Robert B. Little

                                                                    APPENDIX C


                            TITLE 8. CORPORATIONS
                      CHAPTER 1. GENERAL CORPORATION LAW
                    SUBCHAPTER IX. MERGER OR CONSOLIDATION

Section 262. Appraisal rights

   (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

   (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251, Section 252, Section 254, Section 257,
Section 258, Section 263 or Section 264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsections (f) or (g) of Section 251 of this title.

     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Section Section 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

        a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

        b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

        c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

        d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

      (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

   (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

   (d) Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2) If the merger or consolidation was approved pursuant to Section 228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

   (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

                               C-2


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    (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

   (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

   (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

   (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

   (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

   (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance

                               C-3


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

of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

   (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                               C-4


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


                                                                    APPENDIX D


                             RESTATED CERTIFICATE
                                      OF
                                INCORPORATION
                                      OF
                 ENTERTAINMENT/MEDIA ACQUISITION CORPORATION
        (Original Certificate of Incorporation Filed December 9, 1993)

                       (Pursuant to Section 245 of the
Delaware General Corporation Law)

   ENTERTAINMENT/MEDIA ACQUISITION CORPORATION, a corporation organized and existing under the Delaware General Corporation Law,

   DOES HEREBY CERTIFY:

   That this Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, and that its original Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 9, 1993, is hereby further amended and restated to read in its entirety as follows:

   FIRST: The name of the corporation (hereinafter called the "Corporation") is OVERSEAS FILMGROUP, INC.

   SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

   THIRD: The purpose of this Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

   FOURTH: The aggregate number of shares of capital stock of the Corporation (referred to herein as "Shares") which the Corporation shall have authority to issue is 27,000,000 Shares, of which 25,000,000 will be common stock having a par value of $0.001 per share (the "Common Stock") and 2,000,000 will be series preferred stock having a par value of $0.001 per share (the "Series Preferred Stock"). The Series Preferred Stock may be issued, from time to time, in one or more series as authorized by the Board of Directors. Prior to issuance of a series, the Board of Directors by resolution (the "Preferred Stock Designation") shall designate it from other series and classes of stock of the Corporation, shall specify the number of shares to be included in the series, and shall fix the terms, rights, restrictions and qualifications of the shares of a series, including any preferences, voting powers, dividend rights and redemption, sinking fund and conversion rights. Subject to the express terms of the Series Preferred Stock outstanding at the time, the Board of Directors may increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares thereof then outstanding) the number of shares or alter the Preferred Stock Designation or classify or re-classify any unissued shares of a particular series of Series Preferred Stock by fixing or altering in any one or more respects from time to time before issuing the shares, any terms, rights, restrictions and qualifications of the shares.

   FIFTH:


   A. Management Vested in the Board of Directors. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation, subject to any specific limitation on such power provided by the Bylaws. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation from time to time. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. Elections of directors need not be by written ballot.

   B. Board of Directors Divided in Classes. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be the whole number contained in a quotient arrived at by dividing the authorized number of directors by three. If a fraction is also contained in such quotient and if such fraction is one-third ( 1/3), the extra director shall be a member of Class III. If the fraction is two-thirds ( 2/3), one of the extra directors shall be a member of Class III and the other shall be a member of Class II. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected (and until such director's successor shall have been elected and qualified); provided, however, that the first directors elected to Class I shall serve for a term ending on the date of the first annual meeting next following January 1, 1997 (and until such director's successor shall have been elected and qualified), the directors elected to Class II shall serve for a term ending on the date of the second annual meeting next following January 1, 1997 (and until such director's successor shall have been elected and qualified), and the term of the directors elected to Class III shall serve for a term ending on the date of the third annual meeting next following January 1, 1997 (and until such director's successor shall have been elected and qualified). Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in the Bylaws of the Corporation.

   C. Appointment of New Directors. Except as otherwise provided, newly created directors resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

   D. Removal of Directors. Subject to the rights of any shares having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office, with or without cause, but only by the affirmative vote of the holders of a majority of the combined voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class.

   E. Vote Required to Repeal or Amend this Article FIFTH. Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of all then outstanding shares entitled to vote, voting together as a single class, shall be required to alter, amend or repeal this Article FIFTH or to adopt any provision inconsistent therewith.

   SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Bylaws of the Corporation.

   SEVENTH: The Corporation is to have perpetual existence.

   EIGHTH: No holder of any Shares shall be entitled as of right to subscribe for, purchase, or otherwise acquire any Shares of any capital stock of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of Shares of any class of the Corporation or for the purchase of any Shares, bonds, securities or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire Shares of any class of capital stock of the Corporation; and any and all of such Shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have

                               D-2


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

treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

   NINTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extend permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Article NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

   TENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have the power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

   ELEVENTH: From time to time any of the provisions of this Restated Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Restated Certificate of Incorporation are granted subject to the provisions of this Article ELEVENTH.

Signed as of [     ], 1996

                                          ENTERTAINMENT/MEDIA ACQUISITION
                                           CORPORATION
                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

ATTEST:
- -----------------------------------------------------------------------------
Name:
Title:

                               D-3


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


                 ENTERTAINMENT/MEDIA ACQUISITION CORPORATION

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING IN
  LIEU OF THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 25, 1996

   The undersigned, a stockholder of Entertainment/Media Acquisition Corporation (the "Corporation"), hereby constitutes and appoints Stephen K. Bannon and Scot K. Vorse and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Special Meeting in lieu of the Annual Meeting of Stockholders of the Corporation to be held on Friday, October 25, 1996, and at any and all adjournments or postponements thereof, as follows:


   (1) ELECTION OF DIRECTORS

    [ ] FOR the nominees listed below (except
        as marked to the contrary below)  [ ] WITHHOLDING AUTHORITY to vote for all the nominees
                                              listed below

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Nominees: Robert B. Little and Stephen K. Bannon as Class I directors; Ellen
          Dinerman Little and Scot K. Vorse as Class II directors; and William F. Lischak, Jeffrey A. Rochlis and Alessandro Fracassi as Class III directors

   (2) APPROVAL OF THE AGREEMENT OF MERGER proposal to approve the merger of Overseas Filmgroup, Inc. with and into the Corporation as described in the Proxy Statement.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

   (3) AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION proposal to approve amendment and restatement of the Corporation's Certificate of Incorporation to, among other things, change the Corporation's name to "Overseas Filmgroup, Inc.," increase the authorized capital stock and enact certain anti-takeover provisions.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

   (4) 1996 BASIC STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN proposal to approve the Corporation's 1996 Basic Stock Option and Stock Appreciation Rights Plan as described in the Proxy Statement.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

   (5) 1996 SPECIAL STOCK OPTION PLAN AND AGREEMENT proposal to approve the Corporations's 1996 Special Stock Option Plan and Agreement as described in the Proxy Statement.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

   (6) PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP as auditors of the Corporation as described in the Proxy Statement.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

   (7) In their discretion, upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

                          (CONTINUED ON REVERSE SIDE.)

(CONTINUED)

   Shares represented by this Proxy will be voted in accordance with the instructions indicated in items 1 through 6 above. IF NO INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 THROUGH 6.

   Any and all proxies heretofore given by the undersigned are hereby revoked.

                                        Dated:
                                        --------------------------------------
                                        --------------------------------------
                                        --------------------------------------
                                        Please sign exactly as your name(s)
                                        appear hereon. If shares are held by
                                        two or more persons each should sign.
                                        Trustees, executors and other
                                        fiduciaries should indicate their
                                        capacity. Shares held by corporations,
                                        partnerships, associations, etc. should
                                        be signed by an authorized person,
                                        giving full title or authority.

          PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE

                            OVERSEAS FILMGROUP, INC.
                 1996 SPECIAL STOCK OPTION PLAN AND AGREEMENT


         This OVERSEAS FILMGROUP, INC. 1996 SPECIAL STOCK OPTION PLAN AND AGREEMENT (the "Plan Agreement") is made and entered into this day of , 1996 by and among ROBERT B. LITTLE, ELLEN DINERMAN LITTLE and OVERSEAS FILMGROUP, INC., a Delaware corporation (the "Company"). Robert B. Little and Ellen Dinerman Little are each sometimes individually referred to herein as an "Optionee" and they sometimes are collectively referred to herein as the "Optionees."

                                    RECITALS

A. The Company has entered into an Employment Agreement dated as of _____________, 1996 with each Optionee (the "Employment Agreements").

         B. As a term and condition of each Employment Agreement and as consideration for the execution thereof, the parties have entered into this Plan Agreement.

                                   AGREEMENT

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Representations and Warranties of the Company. The Company represents and warrants that:

         (a) This Plan Agreement has been approved by the affirmative vote of the holders of the outstanding voting stock of the Company within the time period, and pursuant to the procedures, required for compliance with the provisions of Rule 16b-3 of the General Rules and Regulations ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code");

         (b) The grant of options under this Plan Agreement and the terms and conditions of this Plan Agreement have been approved by a committee (the "Committee") comprised solely of two or more Directors of the Company who are
(i) "outside directors" within the meaning of Section 162(m)(4)(C) of the Code and (ii) "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) under the Exchange Act; and

         (c) This Plan Agreement complies in all respects with Rule 16b-3 in connection with the options to be granted hereunder.

         2. Registration; Reservation of Shares. The Company represents and warrants that it has registered under the Securities Act of 1933, as amended (the "Act"), this Plan Agreement and the shares of the Company's common stock , $[ ] par value per share ("Common Stock"), issuable upon exercise of the options to be granted hereunder on such form and in such manner so that upon exercise of the options hereunder the shares of Common Stock issuable as a result thereof may be transferred thereafter by the Optionees without restriction under any federal or state securities law. Until all options granted hereunder have been exercised or have expired, the Company shall use its best efforts to maintain such registration, keep the applicable registration statement effective and otherwise permit the transferability by Optionees of the Common Stock issuable upon exercise of the options granted hereunder without restriction under any federal or state securities laws. The Company shall cause all shares of Common Stock issuable upon exercise of the options granted hereunder to be listed on each

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



securities exchange or quotation system on which similar securities issued by the Company are then listed. All of the foregoing actions of the Company have been and shall be at the Company's expense. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock upon exercise of the Options, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Options.

3.       Grants to Optionees.

         The Company hereby grants, on the date hereof (the "Date of Grant"), to each Optionee, subject to the terms and conditions set forth herein, options to purchase from the Company an aggregate of 1,100,000 shares of the Company's Common Stock per Optionee, of which options to purchase 537,500 shares of Common Stock shall be referred to herein as "Group A Options" and options to purchase 562,500 shares of Common Stock shall be referred to herein as "Group B Options." The Group A Options and the Group B Options shall be collectively referred to herein as the "Options" and each option hereunder is sometimes individually referred to herein as an "Option." Neither the Group A Options nor the Group B Options are intended to qualify as and will not be treated as "incentive stock options" within the meaning of Section 422 of the Code. The maximum number of shares of Common Stock for which each Optionee may be granted options under this Plan Agreement shall be limited to 1,100,000 (such number being subject to adjustment in accordance with the terms and provisions hereof including, without limitation, Section 12 hereof).

4.       Price and Exercise of the Options.

         (a) Exercise Price. The exercise price of the Group A Options is $5.00 per share of Common Stock, subject to adjustment as provided in this Plan Agreement. The exercise price of the Group B Options is $8.50 per share of Common Stock, subject to adjustment as provided in this Plan Agreement. The exercise price of the Group A Options and the exercise price of the Group B Options, shall be referred to herein as the "Exercise Prices" (and each as an "Exercise Price"). The Exercise Price shall be paid in full at the time of exercise (except to the extent the sale and remittance procedure described in subparagraph (iv) below is utilized) by one of the following methods selected in each case by the Optionee:

              (i) in cash or by certified or cashier's check payable to the order of the Company,

              (ii) by cancellation of indebtedness owed by the Company to the Optionee exercising the Option, including, without limitation, the Merger Note (as defined in that certain Merger Agreement by and among Entertainment/Media Acquisition Corporation, Overseas Filmgroup, Inc., Robert B. Little and Ellen Dinerman Little, dated as of [ ], 1996 (the "Merger Agreement"),

              (iii) by delivery of shares of the Common Stock of the Company already beneficially owned by the Optionee(s) and having an aggregate Current Market Price determined in accordance with Section 9 hereof equal to the total Exercise Price of the Options being exercised (provided such shares have been beneficially owned by the Optionee(s) for at least six (6) months),

              (iv) through a special sale and remittance procedure, which the Company shall promptly establish, pursuant to which upon irrevocable written instructions of Optionee to the Company (a) a Company-designated brokerage firm shall effect the immediate sale of the shares underlying the Options being exercised and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the exercise of the Options covering such shares plus all applicable taxes required to be withheld by the Company by reason of such exercise, (b) the remainder of the sale proceeds shall be promptly remitted to Optionee and (c) the Company shall deliver the certificates for such shares underlying the Options being exercised directly to such brokerage firm in order to complete the sale,

              (v)  by any combination thereof, or

              (vi) in such other manner as the Committee may specify in order to facilitate the exercise of Options by the Optionees.

         (b) Exercise Notice. In order to exercise an Option, the Optionee or any other person or persons entitled to exercise the Option shall give written notice to the Secretary of the Company or to such other person as may be designated by the Company, in the form set forth on Exhibit "A" or Exhibit "B," specifying the number of shares to be purchased. If the Option is being exercised by any person(s) other than the Optionee, such notice shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person(s) to exercise the Option. This notice shall be accompanied by payment of the Exercise Price for the shares as provided in Section 4(a). The Optionee shall also deliver such additional documents as the Company may then reasonably require pursuant to this Plan Agreement.

         (c) Withholding Tax. Upon the exercise of an Option, the Company shall have the right to require the Optionee, and Optionee hereby agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect thereto. The Committee may, in its discretion, grant an Optionee, at any time while any of such Optionee's Options remain outstanding, the right to pay the amount of any taxes which the Company may be required to withhold in connection with the subsequent exercise of such Options by delivering shares of Common Stock with a Current Market Price (determined in accordance with Section 9 hereof) equal to such withholding tax obligation. If such right is granted to an Optionee, then the shares which may be delivered in satisfaction of such withholding tax obligation may, at such Optionee's discretion, be either shares withheld by the Company upon the exercise of the Option or other shares of Common Stock.

5.       Vesting Schedule.

         (a)  Subject to paragraphs (c), (d), (e) and (f) of this Section 5 and
Section 7 of this Plan Agreement, the Group A Options granted to each Optionee will vest as follows:

                                                     Number of Shares
                                                     of Common Stock
                                                 Underlying Options which
         Vesting Date                              Vest on Vesting Date
         ------------                              --------------------
         Date of Grant                                     100,000
         ______, 1997                                       87,500
         ______, 1998                                       87,500
         ______, 1999                                       87,500
         ______, 2000                                       87,500
         ______, 2001                                       87,500


         (b)  Subject to paragraphs (c), (d), (e) and (f) of this Section 5 and
Section 7 of this Plan, the Group B Options granted to each Optionee will vest as follows:

                                                     Number of Shares
                                                     of Common Stock
                                                 Underlying Options which
         Vesting Date                              Vest on Vesting Date
         ------------                              --------------------

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



         ______, 1997                                     112,500
         ______, 1998                                     112,500
         ______, 1999                                     112,500
         ______, 2000                                     112,500
         ______, 2001                                     112,500

         (c) Notwithstanding the foregoing, if, during the term of an Optionee's employment under such Optionee's Employment Agreement, such Optionee's employment with the Company (i) is validly terminated by the Company for "Cause" (as defined in such Optionee's Employment Agreement) or (ii) is voluntarily terminated by such Optionee other than for "Good Reason" (as defined in such Optionee's Employment Agreement), then all of such Optionee's unvested Options shall cease to continue to vest and all of such Optionee's unvested Options shall expire and become void.

         (d) Notwithstanding anything to the contrary contained in this Plan Agreement (including anything in Section 13), if an Optionee's employment with the Company is terminated (i) by the Company other than for "Cause" (as such term is defined in such Optionee's Employment Agreement), or (ii) by Employee for "Good Reason" (as such term is defined in such Optionee's Employment Agreement), then all of such Optionee's Options shall automatically and without any required action on the part of Optionee or the Company, immediately fully vest (to the extent any such Options were unvested) and become exercisable.

         (e) Notwithstanding anything to the contrary contained herein, (i) if an Optionee's employment with the Company is terminated as a result of Optionee's Death or Disability (as such terms are defined in Optionee's Employment Agreement) and the other Optionee's employment with the Company shall not have previously terminated, then such deceased or disabled Optionee's Options which were to have vested on the next two Vesting Dates following the date of such termination of employment due to Death or Disability shall automatically, and without any required action on the part of Optionee or the Company, immediately fully vest (to the extent such Options were unvested at the time of such Optionee's termination of employment due to Death or Disability) and become exercisable and (ii) if an Optionee's employment with the Company is terminated as a result of Optionee's Death or Disability and the other Optionee's employment with the Company shall have previously terminated or shall simultaneously terminate due to Death or Disability, then such deceased or disabled Optionee's Options which were to have vested on the next Vesting Date following the date of such Optionee's termination of employment due to Death or Disability shall automatically, and without any required action on the part of Optionee or the Company, immediately fully vest (to the extent such Options were unvested at the time of such Optionee's termination of employment due to Death or Disability) and become fully exercisable. Any portion of the deceased or disabled Optionee's Options which remain unvested after the application of the acceleration provisions of this paragraph (e) upon such Optionee's Death or Disability shall cease to continue to vest and such unvested portion of the deceased or disabled Optionee's Options shall immediately expire and become void.

         (f) In addition to the accelerated vesting pursuant to paragraphs (d) and (e) of this Section 5, the vesting of shares subject to the Options granted to an Optionee shall accelerate upon the terms and conditions set forth in Sections 7 and 13 hereof.

         (g) Installments of vested Options may be exercised in whole or in part, and, to the extent not exercised, will accumulate and be exercisable at any time on or before termination of the Options.

6.       Expiration Date.

         Both the Group A Options and the Group B Options shall terminate and expire at 5:00 p.m., California

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




time, on      , 2003. In no event may either the Group A Options or the Group B
Options be exercised after the date on which they terminate.

7.       Redemption of Group A Options

         The Company may, upon the affirmative vote of the majority of the Committee, call the Group A Options for redemption, in whole or in part, at a price of $0.01 per Group A Option (each, a "Redemption Call"), (i) on the date, if any, on which the Company calls for redemption (the "Warrant Call") all of the Company's Redeemable Common Stock Purchase Warrants issued pursuant to that certain Warrant Agreement dated as of February 16, 1995, by and between the Company and Continental Stock Transfer & Trust Company or (ii) at any time after the Warrant Call, upon notice in the case of (i) and (ii) (in the manner set forth below) to each Optionee of not less than 30 days prior to the date of redemption (the "Redemption Date"), and, in the case of a Redemption Call pursuant to clause (ii) of this sentence, such Redemption Call may only be made if the Current Market Price (determined in accordance with Section 9 hereof) of the Common Stock has been at least $8.50, subject to adjustment in accordance with Section 12 hereof, on each of the twenty (20) consecutive trading days ending on the third business day prior to the date on which notice of such Redemption Call is given. Any Group A Options which are subject to a Redemption Call, but which have not vested prior to such Redemption Call, shall immediately become fully vested. The Company shall cause to be mailed, certified mail, postage prepaid, return receipt requested, to each Optionee at the notice address set forth in Section 15 hereof, a written notice, notifying such Optionee that the Company has called all or a portion of the Group A Options for redemption and stating (i) the Redemption Date, (ii) the number of Group A Options called for redemption (identifying any Group A Options called for redemption which are not yet vested), (iii) that all Group A Options subject to such Redemption Call which have not been previously exercised may be exercised prior to and including the Redemption Date, regardless of whether such Group A Options would otherwise be vested as of such Redemption Date and
(iv) that all Group A Options which are the subject of such Redemption Call which are not exercised on or before the Redemption Date shall thereafter cease to be exercisable. Notwithstanding anything to the contrary in the foregoing, in the event that exercise of an Optionee's Group A Options and/or sale of the shares received upon exercise during the period after a Redemption Call and prior to the applicable Redemption Date (i) would result in liability under Sections 10(b) or 16(b) of the Exchange Act or (ii) would be prohibited or restricted in any manner by any applicable law or regulation, the redemption of such Optionee's Group A Options shall be delayed until the tenth day after the later of (i) last date upon which such exercise and sale would result in such liability or (ii) the last date when any applicable law or regulation would prohibit or restrict in any manner such exercise or sale.

8.       Transferability.

         The Options granted under this Plan Agreement shall be non-transferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an Option pursuant to a domestic relations order as defined under the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the holder, or the holder's permitted successors in interest, may exercise the Option on behalf of the spouse of the holder or such spouse's successors in interest.

9.       Current Market Price of Common Stock

         For purposes of this Plan Agreement, Current Market Price means the closing price of a share of Common Stock on the trading day immediately preceding the date of such determination. The closing price shall be the last

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



reported sales price regular way (or, in case no such reported sale takes place on such day, the last reported sales price regular way for the most recent day for which such information is available shall be used), in each case on the principal national securities exchange or in the Nasdaq National Market System to which the shares of Common Stock are listed or admitted to trading, or if not listed or admitted to trading thereon, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by Nasdaq or any comparable system, or if the Common Stock is not listed on Nasdaq or a comparable system, the average of the closing bid and asked prices on such day in the domestic over-the-counter market as reported on the NASD Electronic Bulletin Board, or, if not reported on such bulletin board, in the "pink sheets" published by the National Quotation Bureau, Incorporated. If at any time the Common Stock is not listed on any national securities exchange or quoted in the Nasdaq System or the over-the-counter market or reported on the NASD Electronic Bulletin Board or in the "pink sheets" published by the National Quotation Bureau, Incorporated, the Current Market Price on such day shall be the fair market value thereof reasonably determined in good faith by the Committee and agreed to by the Optionees (which agreement shall not be unreasonably withheld) based upon such information and advice as they mutually consider appropriate (such agreement between the Committee and the Optionees being referred to herein as "Mutual Agreement"). If the Committee and the Optionee are unable to so agree within twenty-one (21) days of the date of determination, the Current Market Price on such day will be the fair market value thereof determined by an independent, nationally recognized investment banking firm selected by mutual agreement of the Committee and the Optionees (an "Agreed Upon Firm").

10.      No Right to Continued Employment or Engagement by the Company.

         This Plan Agreement is not an employment contract and nothing in this Plan Agreement shall be deemed to create in any way whatsoever any obligation on Optionee's part to continue in the employ of the Company, or an affiliate of the Company or on the Company's part to continue Optionee's employment with the Company or an affiliate of the Company.

11.      Privileges of Stock Ownership

         No person entitled to exercise any Option granted under this Plan Agreement shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered.

12.      Adjustment of Exercise Prices and Number of Options.

         The Exercise Prices shall be subject to adjustment from time to time as hereinafter provided.

         (a) Subdivision or Combination of Stock. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, whether through a stock split, stock dividend or otherwise, the number of shares of Common Stock issuable upon exercise of the Options shall be proportionately increased and the Exercise Prices in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock issuable upon exercise of the Options shall be proportionately reduced and the Exercise Prices in effect immediately prior to such combination shall be proportionately increased. Upon each adjustment of the Exercise Prices pursuant to this paragraph (a), each Optionee shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of such Option immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (b) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In case the

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



Company (i) consolidates with or merges into any other entity and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock (each of the foregoing events in clauses (i) through (iv) being a "Fundamental Change"), then in each such case proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (b), the Optionees, upon the exercise of the Options at any time after the consummation of such Fundamental Change, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Optionees would have been entitled upon such consummation if such Optionees had exercised such Options immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this
Section 12). In the case of any Fundamental Change, the Company shall require the successor or acquiring corporation to assume the obligation to perform each and every covenant and condition of this Plan Agreement to be performed and observed by the Company and all liabilities and obligations of the Company hereunder.

         (c) Other Equitable Adjustments. If any event occurs as to which the other provisions of this Section 12 are not strictly applicable (or if strictly applicable would not fairly protect the rights of the Optionees in accordance with the basic intent and principles of such provisions) but, in the reasonable opinion of the Committee, an adjustment should be made to fairly protect the rights of Optionees in accordance with the basic intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give its opinion upon the adjustment, if any, to be made to protect the Optionees against dilution on a basis consistent with the basic intent and principles established in the other provisions of this Section 12. Upon receipt of such opinion, the Company shall forthwith make the adjustments, if any, described therein, provided such equitable adjustments under this Section 12(c) would not result in a charge to the Company's earnings pursuant to applicable financial accounting principles.

         (d) Notice of Adjustment. Upon any adjustment of the Exercise Prices or of the number of shares issuable upon the exercise of the Options, then and in each such case the Company shall promptly deliver a notice to each Optionee of the adjustment and a copy of a certificate of either the Committee or a firm of independent public accountants selected by the Committee (who may be the regular accountants employed by the Company), which certificate shall state the Exercise Prices resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable at such prices upon the exercise of each Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (e)  Other Notices. In case at any time:

              (i)   the Company shall declare any cash dividend on its Common
Stock;

              (ii) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

              (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

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



              (iv) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus or dividends payable in Common Stock);

              (v) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company's Common Stock), or sale of all or substantially all of its assets to, another entity;

              (vi) there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Company; or

              (vii) the Company proposes to take any other action or an event occurs which would require an adjustment of the Exercise Prices pursuant to this Section 12;

then, in any one or more of such cases, the Company shall give written notice to each Optionee who is not then an executive officer or director of the Company, addressed to each such Optionee at the address of the Optionee shown on the books of the Company, of (1) the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock or record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be. Such written notice shall be given at least ten days prior to the action in question and not less than ten days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

         (f) Adjustments below Par Value. Before taking any action which would cause an adjustment pursuant to this Section 12 to reduce the Exercise Prices below the then par value (if any) of the shares of Common Stock issuable upon the exercise of Options, the Company will take any corporate action which may, in the opinion of its counsel (which may by counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Prices as so adjusted.

         (g) Shares of Common Stock. For the purpose of this Section 12, the terms "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 12, the Optionees shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so issuable upon exercise of each Option and the Exercise Prices with respect to such shares shall be subject to adjustment from time to time in a manner on the terms as nearly equivalent as practicable to the provisions with respect to the Options contained in this Section 12, and the provisions of this Section 12 shall apply on like terms to any such other securities.

13.      Amendment of Plan Agreement

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



         (a) This Plan Agreement may not be revised or amended without the written consent of the Company and each Optionee who holds an outstanding Option subject to such proposed revision or amendment, provided further, that any such amendment or revision shall also be subject to any applicable stockholder approval requirements. Notwithstanding the foregoing, this Plan Agreement may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

         (b) Except as provided in Section 12 hereof, no modification may be made to the Options except in compliance with Rule 16b-3.

14.      Section 16 of the Exchange Act

         (a) It is the intent of the Company that this Plan Agreement comply in all respects with Rule 16b-3 in connection with the Options granted hereunder. Accordingly if any provision of this Plan Agreement does not comply with Rule 16b-3 as then applicable to Optionees, then, with the written consent of Optionees, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to the Optionees.

         (b) Unless an Optionee could otherwise transfer an Option or the shares of Common Stock issued upon exercise of an Option granted under this Plan Agreement without incurring liability under Section 16(b) of the Exchange Act, at least six months shall elapse from the Grant Date to the date of disposition of any Common Stock issuable upon exercise of any Option hereunder.

15.      Notices.

         Any notice that the Company is required or may desire to give to Optionees hereunder shall be in writing and may be served by delivering it to Optionees, or by sending it to Optionees by certified mail, return receipt requested (effective five days after mailing) or overnight delivery of the same by delivery service capable of providing verified receipt (effective the next business day) or facsimile (effective twenty-four hours after receipt is confirmed by person or machine), at the addresses set forth below, or such substitute addresses as Optionees may from time to time designate by notice to the Company. Any notice that the Optionees are required or may desire to serve upon the Company hereunder shall be in writing and may be served by delivering it personally or by sending it certified mail, return receipt requested or overnight delivery, or facsimile (with receipt confirmed by person or machine) to the address set forth below, or such substitute address as the Company may from time to time designate by notice to Optionees. Such notices by Employee shall be effective at the same times as specified in this Section 15 for notices by the Company.

         Robert B. Little:        Robert B. Little
                                  12309 Viewcrest Road
                                  Studio City, CA 91604
                                  (fax) (818) 760-2981

         Ellen Dinerman Little:   Ellen Dinerman Little
                                  12309 Viewcrest Road
                                  Studio City, CA 91604
                                  (fax) (818) 760-2981

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




         The Company:             OVERSEAS FILMGROUP, INC.
                                  8800 Sunset Boulevard
                                  Los Angeles, California 9069
                                  Attention: Corporate Secretary
                                  (fax) (310) 855-0719

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17.      Governing Law; Assigns.

         This Plan Agreement and the Options issued hereunder shall be deemed to be a contract made under the laws of Delaware and for all purposes shall be governed by and construed in accordance with the internal laws of such state, regardless of the law of choice of law of that or any other jurisdiction. This Plan Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties have caused this Plan Agreement to be executed as of the date first set forth above.


                                            OVERSEAS FILMGROUP, INC.
                                            a Delaware corporation


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:



                                            ---------------------------------
                                                      ROBERT B. LITTLE

                                            Social Security No.:
                                                                -------------



                                            ---------------------------------
                                                   ELLEN DINERMAN LITTLE

                                            Social Security No.:
                                                                -------------

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



                                   EXHIBIT A

                                EXERCISE NOTICE



OVERSEAS FILMGROUP, INC,
8800 Sunset Boulevard
Los Angeles, California  90069
Attention:  Corporate Secretary

         Re:  Exercise of Stock Option

Ladies and Gentlemen:

         Pursuant to Section 4 of that certain OVERSEAS FILMGROUP, INC. 1996 SPECIAL STOCK OPTION PLAN AND AGREEMENT (the "Plan Agreement") between the undersigned and OVERSEAS FILMGROUP, INC., a Delaware corporation (the "Company"), the undersigned hereby elects to exercise options granted thereby to purchase shares of Common Stock of the Company at a price of $ per share. Accompanying this Notice is the payment in full for such shares in the following manner permitted by Section 4 of the Plan Agreement: (check one and fill in blanks)

CHECK HERE

[ ] (i)   $___________ in cash or by certified check or cashier's check payable to the order of the Company;

[ ] (ii) $___________ by cancellation of indebtedness (including principal and accrued interest) in the amount of $___________ owed by the Company to the undersigned (which indebtedness may include the Merger Note (as defined in Section 4(a)(ii) of the Plan Agreement));

[ ] (iii) $___________ by delivery of _________ shares of Common Stock of the Company, which have an aggregate Current Market Price determined in accordance with Section 9 of the Plan Agreement of $____________which shares are beneficially owned by the undersigned and, if applicable, by ____________ and have been so beneficially owned for a least six (6) months prior to the date hereof;

[ ] (iv) $___________ through the special sale and remittance procedure pursuant to which, attached hereto are the following: (i) irrevocable written instructions to the Company-designated brokerage firm in the form supplied to the undersigned pursuant to the Plan Agreement and (ii) irrevocable written instructions to the Company to deliver the shares underlying the Options being exercised herewith to deliver such shares to the Company-designated brokerage firm in the form supplied to the undersigned pursuant to the Plan Agreement;

[ ] (v)   $___________ through a combination of the payment methods set forth above. (Check each payment method being used and indicate the amount of the aggregate exercise price being paid pursuant to each method.

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



[ ] (vi) $___________ in the manner described in the addendum to this Exercise Notice, which manner has been approved by the Committee described in Section 1(b) of the Plan Agreement.



Dated:
      -----------------------                    ----------------------------
                                                          Signature



                                                 ----------------------------
                                                          Print Name



                                                 ----------------------------
                                                 Please print here the exact
                                                 name desired to be on the
                                                 stock certificate and the
                                                 records of the Company.

                            OVERSEAS FILMGROUP, INC.
           1996 BASIC STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN


1.       PURPOSE.

         The purpose of this 1996 Basic Stock Option and Stock Appreciation Rights Plan (the "Plan") of Overseas Filmgroup, Inc., a Delaware corporation (the "Company"), is to secure for the Company and its stockholders the benefits arising from stock ownership and participation in stock appreciation by selected employees of the Company or any "parent corporation" or "subsidiary corporation" within the meaning of Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code") (each such parent or subsidiary corporation being referred to herein as an "Affiliate"), Directors, consultants or other persons as the Board of Directors of the Company (the "Board of Directors"), or a committee thereof constituted for the purpose, may from time to time determine consistent with the limitations set forth herein. The Plan will provide a means whereby (i) such employees may purchase shares of the Common Stock of the Company pursuant to options that will qualify as "incentive stock options" under Section 422 of the Code, (ii) such employees, Directors, consultants or other persons may purchase shares of Common Stock of the Company pursuant to "non-qualified stock options," and (iii) such employees, Directors, consultants or other persons may acquire the right to participate in the appreciation of the Common Stock of the Company pursuant to "stock appreciation rights." Incentive stock options and non-qualified stock options are sometimes referred to collectively as "options." It is intended that the provisions of this Plan pertaining to incentive stock options shall be consistent with the requirements of the Code and other applicable law pertaining to incentive stock options, and the Plan shall be interpreted and, if necessary, deemed modified to the extent necessary to permit options granted hereunder as incentive stock options to so qualify for federal income tax purposes.

2.       ADMINISTRATION.

         2.1 The Plan shall be administered by the Board of Directors or by one or more committees of the Board of Directors, each consisting of two or more Directors of the Company to whom administration of the Plan has been delegated (the "Committee"), provided, however, that with respect to participation of the Directors of the Company, the Plan shall be administered prior to August 15, 1996, by a Committee comprised solely of two or more Directors who are "disinterested persons" as that term is defined in Rule 16b-3(c)(2)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall on or after August 15, 1996, be administered with respect to participation by Directors and executive officers by a Committee comprised solely of two or more Directors who are "non-employee directors" as that term is defined in Rule 16b-3(b)(3)(i) of the General Rules and Regulations under the Exchange Act. Any action of the Board of Directors or the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

         2.2 Subject to the provisions of the Plan, the Board of Directors or the Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine those eligible individuals to whom and the time or times at which options or stock appreciation rights shall be granted (with any such individual being referred to herein as a "Participant"), whether any options granted will be incentive stock options or non-qualified stock options, the number of shares to be subject to each option or stock appreciation right, the exercise price of an option or the Initial Value of a stock appreciation right, the number of installments, if any, in which each option or stock appreciation right may be exercised, and the duration of each option or stock appreciation right, (v) to approve and determine the duration of leaves of absence which may be granted to Participants without


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constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors or Committee shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries.

3.       SHARES SUBJECT TO THE PLAN; LIMITS UPON AWARDS.

         Subject to adjustment as provided in Section 16 and Section 17 hereof:

         3.1 Shares made subject to options under the Plan shall consist of the Company's authorized but unissued Common Stock;

         3.2 Stock appreciation rights awarded under the Plan shall be granted with reference to shares of the Company's Common Stock, and the number of such shares so referenced -- i.e., the number of stock appreciation rights awarded as described in Section 8.1 below -- shall be deemed to be made subject to stock appreciation rights for purposes of the limitations of this Section 3; and

         3.3 The aggregate combined number of shares of the Company's Common Stock made subject to options or stock appreciation rights granted under the Plan, during the term hereof, to all recipients in total shall not exceed Five Hundred Fifty Thousand (550,000) shares. In no event may any one individual be granted stock options and independently exercisable stock appreciation rights under the Plan for more than Two Hundred Thousand (200,000) shares of Common Stock in the aggregate over the term of the Plan.

         If any option or stock appreciation right granted under the Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares that were subject to such expired option or the unexercised rights that were subject to such expired stock appreciation right, as applicable, shall again be available to be made subject to options or stock appreciation rights to be granted under the Plan.

4.       ELIGIBILITY.

         4.1 The following persons, and only the following persons, shall be eligible to participate in and receive awards or grants under the Plan, as follows:

              4.1.1 All regular full-time employees of the Company or any Affiliate shall be eligible to receive incentive stock options, non-qualified stock options and stock appreciation rights.

              4.1.2 Directors of the Company or any Affiliate who are not regular salaried employees of the Company or any Affiliate, and consultants and other persons who provide services to the Company or any Affiliate on a regular or substantial basis, but who are not regular salaried employees of the Company or any Affiliate, shall not be eligible to receive incentive stock options, but shall be eligible to receive non-qualified stock options and stock appreciation rights.

         4.2 No incentive stock option may be granted to any employee who, at the time the incentive stock option is granted, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock in the Company or an Affiliate, unless the exercise price of such incentive stock option is at least one hundred ten percent (110%) of the fair market value of the stock subject to the incentive stock option, determining fair market value as of the date each respective option is granted in accordance with Section 9 hereof, and such incentive stock option by its terms is not exercisable after the expiration of five years from the date such


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incentive stock option is granted.

         4.3 The aggregate fair market value of the Common Stock with respect to which incentive stock options granted to any one employee under this Plan or any other incentive stock option plan of the Company or an Affiliate are exercisable for the first time during any calendar year shall not exceed $100,000, determining fair market value as of the date each respective option is granted (such determination to be made in accordance with Section 9 hereof).

5.       DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS.

         Each option and stock appreciation right and all rights associated therewith shall expire on such date as the Board of Directors or the Committee may determine, but in no event later than ten years from the date on which the option or stock appreciation right is granted, and shall be subject to earlier termination as provided herein.

6.       PRICE AND EXERCISE OF OPTIONS.

         6.1 Subject to Section 4.2, the purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, but in the case of an incentive stock option shall not be less than one hundred percent of the fair market value of such Common Stock on the date the incentive stock option is granted, determined in accordance with Section 9 below. Except to the extent the sale and remittance procedure described in subparagraph (iv) below is utilized, the purchase price of the Common Stock upon exercise of an option shall be paid in full at the time of exercise in one or more of the forms specified below:

         (i) in cash or by certified or cashier's check payable to the order of the Company,

         (ii) by cancellation of indebtedness owed by the Company to the Participant,

         (iii) by delivery of shares of Common Stock of the Company already owned by and in the possession of the Participant and having an aggregate fair market value equal to the total exercise price of the option being exercised (provided such shares have been held by the Participant for at least six (6) months),

         (iv) through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the shares underlying the options being exercised and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for exercise of the options covering such shares plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (b) the Company to deliver the certificates for the shares underlying the options being exercised directly to such brokerage firm in order to complete the sale,

         (v) if authorized by the Board of Directors or the Committee or if specified in the option being exercised, by a promissory note made by the Participant in favor of the Company, subject to terms and conditions determined by the Board of Directors or the Committee, secured by the Common Stock issuable upon exercise, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements),

         (vi)  by any combination thereof, or


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         (vii) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof. Shares of Common Stock used to satisfy the exercise price of an option in accordance with Section 6.1(iii) above shall be valued at their fair market value determined in accordance with Section 9 hereof.

         6.2 No option granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including without limitation, federal and state securities laws and regulations). Each option shall be exercisable in such installments during the period prior to its expiration date as the Board of Directors or Committee shall determine; provided, however, that unless otherwise determined by the Board of Directors or Committee, if the Participant shall not in any given installment period purchase all of the shares which the Participant is entitled to purchase in such installment period, then such Participant's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the Participant's option. No option may be exercised for a fraction of a share and no partial exercise of any option may be for less than ten shares.

7.       ANNUAL GRANTS TO NON-EMPLOYEE DIRECTORS.

         7.1 A non-qualified stock option to purchase Five Thousand (5,000) shares of the Company's Common Stock (subject to the adjustments provided in Sections 16 and 17 below) shall be granted under this Plan to each eligible non-employee Director in accordance with the following provisions:

              (a) Each individual who is serving as a non-employee Director on the effective date of this Plan shall receive such a non-qualified stock option.

              (b) Each individual who is first elected or appointed as a non-employee Director at any time after the effective date of this Plan shall receive, at the time of such initial election or appointment, such a non-qualified stock option.

              (c) On the date of each Annual Stockholders Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve after such meeting as a non-employee Director shall be granted such a non-qualified stock option, provided such individual has served as a Director for at least six (6) months.

         7.2  Each such option shall include the following terms and provisions:

              (a) the exercise price per share shall be equal to the greater of (a) the fair market value of one such share of Common Stock (determined as set forth in Section 9 hereof) on the date of grant of such option or (b) the par value of one such share of Common Stock;

              (b) the option shall be exercisable one year after the date of grant of such option, subject to full and immediate acceleration upon the occurrence of a Corporate Transaction or Change of Control in accordance with the provisions of Section 17, and shall expire (subject to Section 17) on the first to occur of the following: (a) the third anniversary of the date upon which the optionee shall cease to be a Director or (b) the tenth anniversary of the date of grant of such option;

              (c) payment of the exercise price of such option shall be made in accordance with the provisions of Section 6.1 hereof;

              (d) the option shall be subject to Sections 3, 4, 9, 10, 11, 15, 16, 17, 18, 19 and 20 hereof.


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8.       TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

         All stock appreciation rights shall be evidenced by a Certificate of Grant (sometimes referred to herein as a "Certificate") in such form as the Board of Directors or the Committee shall from time to time approve. Stock appreciation rights granted to Directors or executive officers shall require approval of the Committee. A grant of stock appreciation rights shall be subject to the following terms and conditions:

         8.1 Each stock appreciation right shall entitle a Participant to an amount (the "Appreciation") equal to the excess of the Exercise Value of one share of Common Stock over the Initial Value of one share of Common Stock. The Initial Value for each stock appreciation right shall be specified in the Certificate of Grant evidencing such right and shall equal the fair market value of a share of Common Stock on the date of grant, determined as set forth in Section 9 hereof. The Exercise Value for a stock appreciation right shall equal the fair market value of a share of Common Stock on the date the stock appreciation right is exercised, determined as set forth in Section 9 hereof. The total Appreciation available to a Participant from the exercise of any stock appreciation right shall be equal to the number of stock appreciation rights exercised, multiplied by the amount of Appreciation per stock appreciation right. Participants acknowledge that a stock appreciation right is a method of incentive compensation for employees, Directors, consultants and other persons and does not constitute an offering or sale of Common Stock to anyone.

         8.2 The Appreciation available to a Participant upon exercise of the Participant's stock appreciation rights shall be paid to the Participant in cash or Common Stock as determined by the Board of Directors or the Committee. If payment is made in Common Stock of the Company, then the fair market value of the Common Stock for purposes of calculating the number of shares of Common Stock that shall be issued to pay the Appreciation of a stock appreciation right shall be based upon the fair market value of the Common Stock as determined in Section 9 hereof on the date of exercise of the stock appreciation right. If the total Appreciation is paid in Common Stock, the total Appreciation will be reduced to the largest amount divisible by the fair market value of one share of Common Stock. Appreciation shall be paid as compensation and without interest by the Company as specified in the Certificate of Grant.

         8.3 All stock appreciation rights must have an Initial Value no less than the fair market value of a share of Common Stock as determined in Section 9 hereof as of the date of grant of such rights.

         8.4 A stock appreciation right (a "Related Right") may be granted under this Plan pursuant to a Certificate of Grant providing that the exercise of the stock appreciation right affects the exercise of an option granted pursuant to this Plan (the "Related Option"). For example, to the extent permitted by applicable law, the Certificate of Grant pursuant to which a Related Right is granted may provide that the Related Right may be exercised only to the extent to which a Related non-qualified stock option is simultaneously exercised. Alternatively, a Certificate of Grant may provide that a Related Right may be exercisable only to the extent to which the Related Option is exercisable, and then only in lieu of the exercise of such Related Option, in which case (i) upon the exercise or termination of the Related Right, the Related Option shall cease to be exercisable and shall be canceled to the extent of the number of shares with respect to which the Related Right was exercised or terminated, and (ii) upon the exercise or termination of the Related Option, the Related Right shall cease to be exercisable and shall be canceled to the extent of the number of shares to which the Related Option was exercised or terminated. In addition to the foregoing, if the Related Option is an "incentive stock option" granted pursuant to the Plan, then the Related Right must satisfy the following conditions:

              8.4.1 The Related Right must be granted only at the time of grant of the Related Option;


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              8.4.2  The Related Right must expire no later than the expiration of the Related Option;

              8.4.3 The Related Right must be granted for an amount of Appreciation equal to or less than one hundred percent of the difference between the exercise price of the Related Option and the market price of the Stock subject to the Related Option at the time the Related Right is exercised;

              8.4.4 The Related Right may be transferable only when the Related Option is transferable, and only under the same conditions;

              8.4.5 The Related Right may be exercised only when the Related Option is eligible to be exercised; and

              8.4.6 The Related Right may be exercised only when the market price of the Stock subject to the Related Option exceeds the exercise price of the Related Option.

         8.5 No stock appreciation right granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including, without limitation, federal and state securities laws and regulations). Each stock appreciation right shall be exercisable in such installments during the period prior to its expiration date as the Board of Directors or the Committee shall determine; provided, however, that, unless otherwise determined by the Board of Directors or the Committee, if the Participant shall not in any given installment period exercise all of the stock appreciation rights which the Participant is entitled to exercise in such installment period, then the Participant's right to exercise any stock appreciation rights not exercised in such installment period shall continue until the expiration date or sooner termination of the Participant's stock appreciation rights.

9.       FAIR MARKET VALUE OF COMMON STOCK.

         The fair market value of a share of Common Stock of the Company shall, if possible, be determined for the purposes of this Plan by reference to the mean between the bid and asked price of a share as supplied by the National Association of Securities Dealers through NASDAQ (or its successor in function) or, if such shares are then traded on a principal stock exchange, by reference to the closing price of a share on the principal stock exchange on which such shares are traded, in each case as reported by The Wall Street Journal for the business day immediately preceding the date on which the fair market value is determined (or, if for any reason no such price is available, in such other manner as the Board of Directors or the Committee may deem appropriate to reflect the then fair market value thereof).

10.      WITHHOLDING TAX.

         Upon (i) the disposition of shares of Common Stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within one year after exercise of the incentive stock option, (ii) the exercise of a non-qualified stock option (or an incentive stock option treated as a non-qualified stock option) or (iii) the exercise of a stock appreciation right, the Company shall have the right to require such disposing or exercising person, and such person by accepting the options or stock appreciation rights granted under the Plan hereby agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect thereto. The Board of Directors or the Committee shall have the authority, exercisable either at the time the option or stock appreciation right is granted or at any time while such option or stock appreciation right remains outstanding, to provide such person with the right, exercisable in connection with a clause (i) or (ii) transaction or clause (iii) exercise if the


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Appreciation is paid with Common Stock, to pay the amount of any required withholding taxes by delivering to the Company shares of the Company's Common Stock having a fair market value determined in accordance with Section 9 hereof equal to the withholding tax obligation determined by the Company. If such right is granted to such disposing or exercising person, then the shares which may be delivered in satisfaction of such withholding tax obligation may, at such person's discretion, be either shares withheld by the Company upon the exercise of the option or stock appreciation right or other shares of Common Stock.

11.      NONTRANSFERABILITY.

         An option or stock appreciation right granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an option or stock appreciation right pursuant to a domestic relations order as defined under the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the holder, or the holder's permitted successors in interest, may exercise the option or stock appreciation right on behalf of the spouse of the holder or such spouse's successors in interest.

12.      HOLDING OF STOCK AFTER EXERCISE OF OPTION.

         At the discretion of the Board of Directors or the Committee, any option or stock appreciation right may provide that the Participant, by accepting such option or stock appreciation right, represents and agrees, for the Participant and the Participant's permitted transferees, that none of the shares acquired upon exercise of an option or stock appreciation right will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Act by such person.

13.      TERMINATION OF EMPLOYMENT.

         Subject to Section 17 hereof, if a holder of an incentive stock option ceases to be employed by the Company or an Affiliate for any reason other than the holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the holder's incentive stock options shall immediately become void and of no further force and effect; provided, however, that if such cessation of employment shall be due to the holder's voluntary resignation with the consent of the Board of Directors of the Company or such Affiliate, expressed in the form of a written resolution, or shall be due to the holder's retirement under the provisions of any pension or retirement plan of the Company or such Affiliate, then in effect, then within three months after the date the holder ceases to be an employee of the Company or such Affiliate such incentive stock option may be exercised to the extent exercisable on the date of such cessation of employment. A leave of absence approved in writing by the Board of Directors or the Committee shall not be deemed a termination of employment for the purposes of this Section 13, but no incentive stock option may be exercised during any such leave of absence, except during the first three months thereof. Subject to Section 17 hereof, termination of employment or other relationship with the Company by the holder of a non-qualified stock option or stock appreciation right will have the effect specified in the individual option agreement or Certificate of Grant as determined by the Board of Directors or the Committee.


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14.      DEATH OR PERMANENT DISABILITY OF OPTION HOLDER.

         If the holder of an incentive stock option dies or becomes permanently disabled while the option holder is employed by the Company or an Affiliate, the holder's option shall expire one year after the date of such death or permanent disability unless by its terms it expires sooner. During such period after death, such incentive stock option may, to the extent that it remains unexercised (but exercisable by the holder according to such option's terms) upon the date of such death, be exercised by the person or persons to whom the option holder's rights under the incentive stock option shall pass by the option holder's will or by the laws of descent and distribution. The death or permanent disability of a holder of a non-qualified stock option or stock appreciation right will have the effect specified in the individual option agreement or Certificate of Grant as determined by the Board of Directors or the Committee.

15.      PRIVILEGES OF STOCK OWNERSHIP.

         No person entitled to exercise any option or stock appreciation right granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such option or stock appreciation right until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any option or stock appreciation right unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

16.      ADJUSTMENTS.

         16.1 If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of stock appreciation rights and shares as to which options may be granted under this Plan on both an aggregate and per-Participant basis. A corresponding adjustment changing the number or kind of stock appreciation rights and shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the purchase price for each share covered by the option. Any such adjustment in the outstanding stock appreciation rights shall be made without change in the aggregate Initial Value applicable to the unexercised portion of the stock appreciation rights but with a corresponding adjustment in the Initial Value for each share covered by the stock appreciation right.

         16.2 Adjustments under this Section 16 shall be made by the Board of Directors or the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.


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17.      CERTAIN EVENTS.

         17.1 For purposes of this Section 17, the following definitions shall apply:

                17.1.1 "Corporate Transaction" shall mean either of the following stockholder approved transactions to which the Company is a party:

                       (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                       (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in a complete liquidation or dissolution of the Company.

                17.1.2 "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

                       (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board of Directors does not recommend such stockholders accept, or

                       (ii) a change in the composition of the Board of Directors over a period of thirty-six (36) consecutive months or less such that a majority of Directors ceases, by reason of one or more contested elections for Directors, to be comprised of individuals who either (A) have been Directors continuously since the beginning of such period or (B) have been elected or nominated for election as Directors during such period by at least a majority of the Directors described in clause (A) who were still in office at the time the Board of Directors approved such election or nomination.

                17.1.3 "Involuntary Termination" shall mean the termination of the Services of any Participant which occurs by reason of:

                       (i) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

                       (ii) such individual's voluntary resignation following
(A) a change in his or her position with the Company which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate- performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided, and only if, such change, reduction or relocation is effected by the Company without the individual's consent.

                17.1.4 "Misconduct" shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any parent or subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any parent or subsidiary) in a material manner.



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The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any parent or subsidiary) may consider as grounds for the dismissal or discharge of any Participant in the Service of the Company (or any parent or subsidiary).

                17.1.5 "Service" shall mean the provision of services to the Company (or any parent or subsidiary) by a person in the capacity of an employee, a non-employee Director or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

         17.2 In the event of any Corporate Transaction, each outstanding option and stock appreciation right under this Plan shall automatically accelerate so that each such option and stock appreciation right shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such options and stock appreciation rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option or stock appreciation right shall not so accelerate if and to the extent: (i) such option or stock appreciation right is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase, or stock appreciation right relating to, shares of capital stock of the successor corporation (or parent thereof), (ii) such option or stock appreciation right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested options and stock appreciation rights at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such options or stock appreciation rights, or (iii) the acceleration of such option or stock appreciation right is subject to other limitations imposed by the Board of Directors or the Committee at the time of the option grant. The determination of option and stock appreciation right comparability under clause
(i) above shall be made by the Board of Directors or the Committee, and its determination shall be final, binding and conclusive.


         17.3 The Board of Directors or the Committee shall have the discretion, exercisable either at the time an option or stock appreciation right under this Plan is granted or at any time while such option or stock appreciation right remains outstanding, to provide for the automatic acceleration of one or more outstanding options or stock appreciation rights upon the occurrence of a Corporate Transaction, whether or not those options or stock appreciation rights are to be assumed or replaced in the Corporate Transaction. The Board of Directors or the Committee shall also have the discretion to grant options or stock appreciation rights under this Plan which do not accelerate whether or not such options or stock appreciation rights are assumed in connection with a Corporate Transaction.

         17.4 Immediately following the consummation of a Corporate Transaction, all outstanding options and stock appreciation rights under this Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         17.5 Each option and stock appreciation right under this Plan which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Participant upon consummation of such Corporate Transaction had the option or stock appreciation right been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following consummation of the Corporate Transaction, (ii) the exercise price payable per share under each outstanding option and Initial Value for each stock appreciation right, provided the aggregate exercise price payable and Initial Values for such securities shall remain the same, and (iii) the maximum number of securities and/or class of securities for which any one person may be granted options and


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separately exercisable stock appreciation rights under the Plan.

         17.6 Any options and stock appreciation rights under this Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate in the event the Participant's Services should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options and stock appreciation rights so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the term of the option or stock appreciation right or (ii) the expiration of a one (1) year period measured from the effective date of the Involuntary Termination.

         17.7 The Board of Directors or the Committee shall have the discretion, exercisable either at the time the option or stock appreciation right under this Plan is granted or at any time the option or stock appreciation right remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options and stock appreciation rights upon the occurrence of a Change in Control or (ii) condition any such option or stock appreciation right acceleration upon the subsequent Involuntary Termination of the Participant's Services within a specified period following the effective date of such Change in Control. Any options or stock appreciation rights so accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the term of the option or stock appreciation right.

         17.8 The portion of any incentive stock option under this Plan accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-qualified stock option under the Code.

         17.9 The grant of options and stock appreciation rights under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

18.      AMENDMENT AND TERMINATION OF PLAN.

         18.1 Unless earlier terminated in accordance with its provisions, this Plan shall terminate on [ ], 2006, and no grants or awards shall be made hereunder after such date.

         18.2 The Board of Directors or the Committee may at any time suspend or terminate the Plan, or amend or revise the terms of the Plan, provided that any such amendment or revision shall be subject to any applicable stockholder approval requirements.

         18.3 The provisions of Section 7 hereof shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder. Subject to the provisions of Sections 16 and 17 above, no amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any option or stock appreciation right theretofore granted under the Plan.

         18.4 Except as provided in Sections 16 and 17 hereof, no modification may be made to an option or stock appreciation right granted to a Participant who is subject to Section 16 of the Exchange Act except in compliance with Rule 16b-3 of the General Rules and Regulations under the Exchange Act.


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19.      GENERAL PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO SECTION 16
OF THE EXCHANGE ACT.

         19.1 It is the intent of the Company that this Plan comply in all respects with Rule 16b-3 of the General Rules and Regulations under the Exchange Act ("Rule 16b-3") in connection with any option, or if applicable any stock appreciation right, granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provisions shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

         19.2 Unless a Participant could otherwise transfer an equity security, derivative security or shares of the Company's Common Stock issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued pursuant to the exercise of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition, and (ii) with respect to a derivative security granted under the Plan and the equity security issued pursuant to the exercise thereof, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

20.      EFFECTIVE DATE OF PLAN.

         No option or stock appreciation right may be granted under the Plan unless and until (i) the options and underlying shares and stock appreciation rights have been registered under the Act and qualified with the appropriate state regulatory agencies, or (ii) the Company has been advised by counsel that such options, shares and stock appreciation rights are exempt from such registration and/or qualification. The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within the time period, and pursuant to the procedures, required for compliance with the provisions of Rule 16b-3 and Code Section 422, and in any event no later than twelve months from the date the Plan is adopted by the Board of Directors. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company if it is approved by (i) the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum representing a majority of all outstanding voting shares is present either in person or by proxy, or (ii) the written consent of the holders of a majority of the outstanding voting shares of the Company. Any options or stock appreciation rights granted under the Plan prior to obtaining such stockholder approval shall be granted under the conditions that the options or stock appreciation rights so granted (i) shall not be exercisable prior to such approval, and (ii) shall become null and void if such stockholder approval is not obtained.


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